     As filed with the Securities and Exchange Commission on August 13, 2003

                                        Securities Act Registration No. 811-3886



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-effective Amendment No.         Post-effective Amendment No.
                                 -------                              ------
                        (Check appropriate box or boxes)

                                AIM ADVISOR FUNDS
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919


Name and Address of Agent for Service:             Copy to:

NANCY L. MARTIN, ESQUIRE                           MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                               Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                                  1735 Market Street
Suite 100                                          51st Floor
Houston, TX 77046                                  Philadelphia, PA 19103


        Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

        The title of the securities being registered is AIM Real Estate Fund Classes A, B, C and Investor Class. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(INVESCO LOGO)

                        INVESCO REAL ESTATE OPPORTUNITY FUND,
                      A PORTFOLIO OF INVESCO SECTOR FUNDS, INC.

                               4350 SOUTH MONACO STREET
                                DENVER, COLORADO 80237

                                                                 August 25, 2003

      Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of these new investment advisory and sub-advisory agreements. If approved, these new agreements will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will occur prior to the consolidation of your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                     INVESCO REAL ESTATE OPPORTUNITY FUND,
                                 A PORTFOLIO OF
                           INVESCO SECTOR FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO Real Estate Opportunity Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO Sector Funds, Inc. ("Company"), will be transferred to AIM Real Estate Fund ("Buying Fund"), an investment portfolio of AIM Advisor Funds ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

     2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

     3. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for your Fund.

     4. Approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for your Fund.

     5. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

     6. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

 INVESCO REAL ESTATE OPPORTUNITY FUND,               AIM REAL ESTATE FUND,
             A PORTFOLIO OF                              A PORTFOLIO OF
       INVESCO SECTOR FUNDS, INC.                      AIM ADVISOR FUNDS
        4350 SOUTH MONACO STREET                  11 GREENWAY PLAZA, SUITE 100
         DENVER, COLORADO 80237                       HOUSTON, TEXAS 77046
             (800) 525-8085                              (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Real Estate Opportunity Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on five Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Sector Funds, Inc. ("Company"), with AIM Real Estate Fund ("Buying Fund"), an investment portfolio of AIM Advisor Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated July 31, 2003, as supplemented August 1, 2003 and August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated July 31, 2003, as supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 21, 2003, as supplemented

August 14, 2003, and the Statement of Additional Information relating to the Reorganization dated August 15, 2003, are on with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining four Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; the approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM and the new sub-advisory agreement between AIM and INVESCO Institutional. Finally, the Board has approved the Plan as being advisable.

     All five Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
INTRODUCTION 1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................      2
SUMMARY.....................................................      2
  The Reorganization........................................      2
  Comparison of Investment Objectives and Principal
     Strategies.............................................      3
  Comparison of Principal Service Providers.................      5
  Comparison of Performance.................................      5
  Comparison of Fees and Expenses...........................      6
  Comparison of Multiple Class Structures...................      6
  Comparison of Sales Charges...............................      6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................      7
  The Board's Recommendation on Proposal 1..................      7
RISK FACTORS................................................      7
  Risks Associated with Buying Fund.........................      7
  Comparison of Risks of Buying Fund and Your Fund..........      8
INFORMATION ABOUT BUYING FUND...............................      9
  Description of Buying Fund Shares.........................      9
  Management's Discussion of Fund Performance...............      9
  Financial Highlights......................................      9
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................      9
  Terms of the Reorganization...............................      9
  The Reorganization........................................      9
  Board Considerations......................................     10
  Other Terms...............................................     11
  Federal Income Tax Consequences...........................     11
  Accounting Treatment......................................     12
RIGHTS OF SHAREHOLDERS......................................     12
  General...................................................     12
  Liability of Shareholders.................................     13
  Election of Directors/Trustees; Terms.....................     13
  Removal of Directors/Trustees.............................     13
  Meetings of Shareholders..................................     13
  Liability of Directors/Trustees and Officers;
     Indemnification........................................     14
  Dissolution and Termination...............................     14
  Voting Rights of Shareholders.............................     14
  Dissenters' Rights........................................     15
  Amendments to Organization Documents......................     15
CAPITALIZATION..............................................     15
INTERESTS OF CERTAIN PERSONS................................     16
LEGAL MATTERS...............................................     16
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......     16
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................     17

                                                               PAGE
                                                               ----
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................     17
  Background................................................     17
  Structure of the Board of Directors.......................     18
  Nominees for Directors....................................     18
  The Board's Recommendation on Proposal 2..................     22
  Current Committees of the Board...........................     22
  Board and Committee Meeting Attendance....................     24
  Future Committee Structure................................     24
  Director's Compensation...................................     25
  Current Retirement Plan for Directors.....................     25
  Current Deferred Compensation Plan........................     26
  New Retirement Plan for Directors.........................     26
  New Deferred Compensation Agreements......................     26
  Officers of Company.......................................     27
  Security Ownership of Management..........................     27
  Director Ownership of Your Fund's Shares..................     27
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................     28
  Background................................................     28
  Your Fund's Current Investment Advisor....................     28
  The Proposed New Investment Advisor for Your Fund.........     29
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................     29
  Terms of the Current Advisory Agreement...................     29
  Additional Services Provided by INVESCO and its
     Affiliates.............................................     30
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................     31
  Terms of the Proposed Advisory Agreement..................     31
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................     34
  The Board's Recommendation on Proposal 3..................     36
PROPOSAL 4 -- APPROVAL OF NEW SUB-ADVISORY AGREEMENT........     36
  Background................................................     36
  The Proposed Sub-Advisor for Your Fund....................     37
  Positions with INVESCO Institutional Held by Company's
     Directors or Executive Officers........................     37
  Terms of the Proposed Sub-Advisory Agreement..............     37
  Advisory Fees Charged by INVESCO Institutional for Similar
     Funds for which it Serves as Advisor...................     38
  Factors the Directors Considered in Approving the Proposed
     Sub-Advisory Agreement.................................     38
  The Board's Recommendation on Proposal 4..................     39
PROPOSAL 5 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................     39
  Background................................................     39
  Reasons for the Proposed Redomestication..................     40
  What the Proposed Redomestication Will Involve............     40
  The Federal Income Tax Consequences of the
     Redomestication........................................     42
  Appraisal Rights..........................................     42
  The Trust Compared to Company.............................     42
  The Board's Recommendation on Proposal 5..................     43

                                                               PAGE
                                                               ----
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............     43
  Proxy Statement/Prospectus................................     43
  Time and Place of Special Meeting.........................     43
  Voting in Person..........................................     44
  Voting by Proxy...........................................     44
  Voting by Telephone or the Internet.......................     44
  Quorum Requirement and Adjournment........................     44
  Vote Necessary to Approve Each Proposal...................     45
  Proxy Solicitation........................................     45
  Other Matters.............................................     45
  Shareholder Proposals.....................................     46
  Ownership of Shares.......................................     46
INDEPENDENT PUBLIC ACCOUNTANTS..............................     46
  Fees Paid to the Auditor Related to Company...............     46
  Fees Paid to the Auditor Not Related to Company...........     47

EXHIBIT A     Classes of Shares of Your Fund and Corresponding Classes of
              Shares of Buying Fund.......................................   A-1
EXHIBIT B     Comparison of Performance of Your Fund and Buying Fund......   B-1
EXHIBIT C     Comparison Fee Table and Expense Example....................   C-1
EXHIBIT D     Director Compensation Table.................................   D-1
EXHIBIT E     Officers of Company.........................................   E-1
EXHIBIT F     Security Ownership of Management............................   F-1
EXHIBIT G     Director Ownership of Fund Shares...........................   G-1
EXHIBIT H     Principal Executive Officer and Directors of A I M Advisors,
              Inc. .......................................................   H-1
EXHIBIT I     Compensation to INVESCO Funds Group, Inc. ..................   I-1
EXHIBIT J     Fees Paid to INVESCO Funds Group, Inc. and Affiliates in
              Most Recent Fiscal Year.....................................   J-1
EXHIBIT K     Advisory Fee Schedules for Other AIM Funds..................   K-1
EXHIBIT L     Proposed Compensation to A I M Advisors, Inc. ..............   L-1
EXHIBIT M     Principal Executive Officer and Directors of INVESCO
              Institutional (N.A.), Inc. .................................   M-1
EXHIBIT N     Proposed Compensation to INVESCO Institutional (N.A.),
              Inc.........................................................   N-1
EXHIBIT O     Advisory Fee Schedules for Other INVESCO Institutional
              (N.A.), Inc. Advised Funds..................................   O-1
EXHIBIT P     Shares Outstanding of Each Class of Your Fund on Record
              Date........................................................   P-1
EXHIBIT Q     Ownership of Shares of Your Fund............................   Q-1
EXHIBIT R     Ownership of Shares of Buying Fund..........................   R-1

APPENDIX I    Agreement and Plan of Reorganization for Your Fund
              (to Effect the Reorganization)..............................   I-1
APPENDIX II   Prospectus of Buying Fund...................................  II-1
APPENDIX III  Discussion of Performance of Buying Fund....................  III-1
APPENDIX IV   Form of Investment Advisory Agreement with A I M Advisors,
              Inc. .......................................................  IV-1
APPENDIX V    Form of Sub-Advisory Agreement..............................   V-1
APPENDIX VI   Agreement and Plan of Reorganization for Your Fund (to
              Effect the Redomestication).................................  VI-1

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO - YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 5 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposals 3 and 4 relate to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 5 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. If Proposal 1 is approved but Proposal 5 is not approved, your Fund will be combined with Buying Fund but will not be redomesticated as a new series portfolio of a Delaware statutory trust. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 5, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 5, see "Information About the Special Meeting and Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --
                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust. The Board of Trustees of Buyer is soliciting the proxies of the shareholders of Buying Fund and Buyer's other series portfolio to vote on an agreement and plan of reorganization to restructure Buying Fund and such series portfolio as new series portfolios of AIM Investment Securities Funds, an existing Delaware statutory trust. The purpose of this restructuring is to simplify the organizational structure and reduce the costs of the AIM Funds, as it will result in certain operational efficiencies. If approved by Buyer's shareholders, the consummation of the restructuring of Buying Fund and Buyer's other series portfolio as new series portfolios of AIM Investment Securities Funds will occur after the consummation of the Reorganization.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue similar investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of your Fund is classified as fundamental, which means that the Board cannot change it without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Trustees of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

    INVESCO REAL ESTATE OPPORTUNITY FUND                     AIM REAL ESTATE FUND
                 (YOUR FUND)                                     (BUYING FUND)
---------------------------------------------    ---------------------------------------------
                                     INVESTMENT OBJECTIVE
- capital growth and income                      - high total return
                                    INVESTMENT STRATEGIES
- invests at least 80% of its assets in the      - invests, normally, at least 80% of its
  equity securities and equity-related             assets in securities of real estate and
  instruments of companies doing business in       real-estate related companies. Securities
  the real estate industry, including real         that may be purchased include debt and
  estate investment trusts ("REITs"), which        equity securities, including convertible
  invest in real estate or interests in real       securities, and may also include synthetic
  estate                                           instruments such as warrants, futures,
                                                   options, exchange-traded funds and American
                                                   Depositary Receipts
- a company is doing business in the real        - a company is considered to be a real
  estate industry if:                              estate-related company if at least 50% of
- at least 50% of its gross income or its net      its assets, gross income or net profits are
  sales come from activities in the real           attributable to ownership, construction,
  estate sector;                                   management or sale of residential,
- at least 50% of its assets are devoted to        commercial or industrial real estate (these
  producing revenues from the sector; or           companies include equity REITs that own
- based on other available information,            property and mortgage REITs that make
  INVESCO determines that its primary              short-term construction and development
  business is within the sector.                   mortgage loans or that invest in long-term
                                                   mortgages or mortgage pools, or companies
  Companies in which it invests may also           whose products and services are related to
  include real estate brokers, home builders       the real estate industry, such as
  or real estate developers, companies with        manufacturers and distributors of building
  substantial real estate holdings, and            supplies and financial institutions that
  companies with significant involvement in        issue or services mortgages)
  the real estate industry or other real
  estate-related companies.
- no one property type will represent more       - no corresponding limitation
  than 50% of its total assets
- may invest 20% of its assets in securities     - may invest in equity, debt or convertible
  of companies not in the real estate              securities of companies unrelated to the
  industry                                         real estate industry that the portfolio
                                                   managers believe are undervalued and have
                                                   potential for growth of capital, although
                                                   it will limit its investment in debt
                                                   securities to those that are
                                                   investment-grade or deemed by the fund's
                                                   portfolio manager to be of comparable
                                                   quality
- may invest up to 25% of its assets in the      - invests up to 25% of its total assets in
  securities of non U.S. issuers. Securities       foreign securities
  of Canadian issuers and American Depositary
  Receipts are not subject to this
  limitation.
- may be concentrated in a single industry       - may be concentrated in a single industry
- although not a principal investment            - may participate in the initial public
  strategy, may invest a portion of its            offering (IPO) market in some market cycles
  assets in securities of companies offering
  shares in initial public offerings (IPOs)

    INVESCO REAL ESTATE OPPORTUNITY FUND                     AIM REAL ESTATE FUND
                 (YOUR FUND)                                     (BUYING FUND)
---------------------------------------------    ---------------------------------------------
- advisor uses a bottom-up investment            - advisor uses fundamental real estate
  approach to create the portfolio, focusing       analysis and quantitative securities
  on company fundamentals and growth               analysis to select investments for Buying
  prospects when selecting securities. Your        Fund, including analyzing a company's
  Fund emphasizes companies that INVESCO           management and strategic focus, evaluating
  believes are strongly managed and will           the location, physical attributes and cash
  generate above-average, long-term capital        flow generating capacity of a company's
  appreciation.                                    properties and calculating expected
                                                   returns, among other things
- INVESCO actively manages and trades your       - does not normally engage in active and
  Fund's portfolio                                 frequent trading

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                            SERVICE PROVIDERS
                                --------------------------------------------------------------------------
                                        INVESCO REAL ESTATE
                                         OPPORTUNITY FUND                     AIM REAL ESTATE FUND
          SERVICE                           (YOUR FUND)                           (BUYING FUND)
----------------------------    -----------------------------------    -----------------------------------
Investment Advisor              INVESCO Funds Group, Inc.*             A I M Advisors, Inc.
                                4350 South Monaco Street               11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237                 Houston, Texas 77046-1173
Sub-advisor                     None                                   INVESCO Institutional (N.A.), Inc.
                                                                       INVESCO Realty Advisors Division
                                                                       One Lincoln Center
                                                                       5400 LBJ Freeway/LB2, Suite 700
                                                                       Dallas, Texas 75240
Distributor                     A I M Distributors, Inc.**             A I M Distributors, Inc.
                                11 Greenway Plaza, Suite 100           11 Greenway Plaza, Suite 100
                                Houston, Texas 77046-1173              Houston, Texas 77046-1173
Administrator                   INVESCO Funds Group, Inc.***           A I M Advisors, Inc.
                                4350 South Monaco Street               11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237                 Houston, Texas 77046-1173
Custodian                       State Street Bank and Trust Company    State Street Bank and Trust Company
Transfer Agent and              INVESCO Funds Group, Inc.****          A I M Fund Services, Inc.
  Dividend Disbursing Agent
Independent Auditors            PricewaterhouseCoopers LLP             Ernst & Young LLP

---------------

* If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

*** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class C shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of March 31, 2003, and Buying Fund, as of July 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of July 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

       CLASS A                 CLASS B                 CLASS C              INVESTOR CLASS
----------------------  ----------------------  ----------------------  ----------------------
- subject to an         - not subject to an     - not subject to an     - not subject to an
  initial sales           initial sales charge    initial sales charge    initial sales charge
  charge*
- may be subject to a   - subject to a CDSC on  - subject to a CDSC on  - not subject to a
  CDSC on redemptions     certain redemptions     certain redemptions     CDSC
  made within 18          made within 6 years     made within 12
  months from the date    from the date of        months from the date
  of certain large        purchase                of purchase***
  purchases**

---------------

* Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement - The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund and that the income you may receive from your investment may vary. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about foreign companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     Buying Fund could conceivably hold real estate directly if a company defaults on debt securities Buying Fund owns. In that event, an investment in Buying Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risk relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

     The value of Buying Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of Buying Fund. Because Buying Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     Buying Fund may participate in the initial public offering (IPO) market in some market cycles. Because of Buying Fund's small asset base, any investment Buying Fund may make in IPOs may significantly affect Buying Fund's total return. As Buying Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on Buying Fund's total return.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     Because of the similarities in their investment objectives and strategies, your Fund and Buying Fund are subject to similar investment risks. The following is a brief discussion of the comparative risks associated with your Fund and Buying Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Buying Fund may invest to a greater extent in debt securities. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of debt security to decrease. This will expose Buying Fund to greater risk of volatility in the value of its assets should interest rates fluctuate. Buying Fund does not limit the percentage of its assets that may be invested in any one property type, as does your Fund. Concentration of assets in a particular property type could expose Buying Fund to additional risks associated with that property type.

     Active trading of your Fund's securities may increase short-term gains and losses, which may affect the taxes you have to pay. If your Fund engages in active trading in portfolio securities, it may incur increased transaction costs, which can lower the actual return on your investment.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

     Buying Fund may participate in the IPO market in some market cycles, while your Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is generally not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended July 31, 2003 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2003 and for the short taxable year beginning on April 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended March 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Buyer are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Buyer, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                 PRO FORMA
                                               YOUR FUND       BUYING FUND      BUYING FUND
                                             CLASS A SHARES   CLASS A SHARES   CLASS A SHARES
                                             --------------   --------------   --------------
Net Assets.................................    $2,408,956      $117,978,949     $120,387,905
Shares Outstanding.........................       323,993         7,871,480        8,032,288
Net Asset Value Per Share..................    $     7.44      $      14.99     $      14.99

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                              --------------   --------------   --------------
Net Assets..................................     $133,153       $94,111,996      $94,245,149
Shares Outstanding..........................       17,952         6,258,270        6,267,127
Net Asset Value Per Share...................     $   7.42       $     15.04      $     15.04

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                              --------------   --------------   --------------
Net Assets..................................     $837,551       $50,323,175      $51,160,726
Shares Outstanding..........................      108,403         3,352,539        3,408,365
Net Asset Value Per Share...................     $   7.73       $     15.01      $     15.01

                                                                                PRO FORMA
                                               YOUR FUND       BUYING FUND     BUYING FUND
                                                INVESTOR        INVESTOR         INVESTOR
                                              CLASS SHARES   CLASS SHARES(1)   CLASS SHARES
                                              ------------   ---------------   ------------
Net Assets..................................  $20,922,661             0        $20,922,661
Shares Outstanding..........................    2,778,366             0          1,395,670
Net Asset Value Per Share...................  $      7.53        $14.99        $     14.99

---------------

(1) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $24 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-3826. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-3886. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                                       DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE          DURING PAST 5 YEARS        OTHER DIRECTORSHIP(S) HELD
----------------------                 --------   ------------------------------  --------------------------
Bob R. Baker - 1936                      1983     Consultant (2000-present);      None
                                                  formerly, President and Chief
                                                  Executive Officer (1988-2000)
                                                  of AMC Cancer Research Center,
                                                  Denver, Colorado; until mid-
                                                  December 1988, Vice Chairman
                                                  of the Board of First Columbia
                                                  Financial Corporation,
                                                  Englewood, Colorado; formerly,
                                                  Chairman of the Board and
                                                  Chief Executive Officer of
                                                  First Columbia Financial
                                                  Corporation.
James T. Bunch - 1942                    2000     Co-President and Founder of     None
                                                  Green, Manning & Bunch Ltd.,
                                                  Denver, Colorado
                                                  (1988-present) (investment
                                                  banking firm); Director and
                                                  Vice President of Western Golf
                                                  Association and Evans Scholars
                                                  Foundation; Executive
                                                  Committee, United States Golf
                                                  Association; formerly, General
                                                  Counsel and Director of
                                                  Boettcher & Co., Denver,
                                                  Colorado; and formerly,
                                                  Chairman and Managing Partner,
                                                  law firm of Davis, Graham &
                                                  Stubbs, Denver, Colorado.
Gerald J. Lewis - 1933                   2000     Chairman of Lawsuit Resolution  General Chemical Group,
                                                  Services, San Diego,            Inc., Hampdon, New
                                                  California (1987-present);      Hampshire (1996- present),
                                                  formerly, Associate Justice of  Wheelabrator Technologies,
                                                  the California Court of         Inc. (waste management
                                                  Appeals; and Of Counsel, law    company), Fisher
                                                  firm of Latham & Watkins, San   Scientific, Inc.
                                                  Diego, California (1987-1997).  (laboratory supplies),
                                                                                  Henley Manufacturing,
                                                                                  Inc., and California
                                                                                  Coastal Properties, Inc.
Larry Soll, Ph.D. - 1942                 1997     Retired; formerly, Chairman of  Synergen Inc. (since
                                                  the Board (1987-1994), Chief    incorporation in 1982) and
                                                  Executive Officer (1982-1989    Isis Pharmaceuticals, Inc.
                                                  and 1993-1994) and President
                                                  (1982-1989) of Synergen Inc.
                                                  (biotechnology company); and
                                                  formerly, trustee of INVESCO
                                                  Global Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                       DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE          DURING PAST 5 YEARS        OTHER DIRECTORSHIP(S) HELD
----------------------                 --------   ------------------------------  --------------------------
Mark H. Williamson(1) - 1951             1998     Director, President and Chief   Director/trustee of each
                                                  Executive Officer, A I M        of the 17 AIM Funds
                                                  Management Group Inc.;
                                                  Director, Chairman and
                                                  President, A I M Advisors,
                                                  Inc. (registered investment
                                                  advisor); Director, A I M
                                                  Distributors, Inc. (registered
                                                  broker dealer); and Chief
                                                  Executive Officer of the AIM
                                                  Division of AMVESCAP PLC
                                                  (2003-present); formerly,
                                                  Chief Executive Officer,
                                                  Managed Products Division,
                                                  AMVESCAP PLC (2001-2002);
                                                  Chairman of the Board
                                                  (1998-2002), President
                                                  (1998-2002) and Chief
                                                  Executive Officer (1998-2002)
                                                  of INVESCO Funds Group, Inc.
                                                  (registered investment
                                                  advisor) and INVESCO
                                                  Distributors, Inc. (registered
                                                  broker dealer); Chief
                                                  Operating Officer and Chairman
                                                  of the Board of INVESCO Global
                                                  Health Sciences Fund; Chairman
                                                  and Chief Executive Officer of
                                                  NationsBanc Advisors, Inc.;
                                                  and Chairman of NationsBanc
                                                  Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                    DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------              -------------------------------  -------------------------------
Frank S. Bayley - 1939              Of Counsel, law firm of Baker &  Badgley Funds, Inc. (registered
                                    McKenzie                         investment company)
Bruce L. Crockett - 1944            Chairman, Crockett Technology    ACE Limited (insurance
                                    Associates (technology           company); Captaris, Inc.
                                    consulting company) and          (unified messaging provider)
                                    Captaris, Inc. (unified
                                    messaging provider)
Albert R. Dowden - 1941             Director of a number of public   Cortland Trust, Inc. (Chairman)
                                    and private business             (registered investment
                                    corporations, including the      company); Annuity and Life Re
                                    Boss Group, Ltd. (private        (Holdings), Ltd. (insurance
                                    investment and management) and   company)
                                    Magellan Insurance Company;
                                    formerly, President, Chief
                                    Executive Officer and Director,
                                    Volvo Group North America,
                                    Inc.; Senior Vice President, AB
                                    Volvo and director of various
                                    affiliated Volvo Group
                                    companies
Edward K. Dunn, Jr. - 1935          Formerly, Chairman, Mercantile   None
                                    Mortgage Corp.; President and
                                    Chief Operating Officer,
                                    Mercantile-Safe Deposit & Trust
                                    Co.; and President, Mercantile
                                    Bankshares Corp.
Jack M. Fields - 1952               Chief Executive Officer, Twenty  Administaff
                                    First Century Group, Inc.
                                    (government affairs company)
                                    and Texana Timber LP
Carl Frischling - 1937              Partner, law firm of Kramer      Cortland Trust, Inc.
                                    Levin Naftalis & Frankel LLP     (registered investment company)
Prema Mathai-Davis - 1950           Formerly, Chief Executive        None
                                    Officer, YWCA of the USA
Lewis F. Pennock - 1942             Partner, law firm of Pennock &   None
                                    Cooper
Ruth H. Quigley - 1935              Retired                          None
Louis S. Sklar - 1939               Executive Vice President,        None
                                    Development and Operations,
                                    Hines Interests Limited
                                    Partnership (real estate
                                    development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                    DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------              -------------------------------  -------------------------------
Robert H. Graham(1) - 1946          Director and Chairman, A I M     None
                                    Management Group Inc.
                                    (financial services holding
                                    company); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent
                                    of AIM and a global investment
                                    management firm) and Chairman,
                                    AMVESCAP PLC - AIM Division;
                                    formerly, President and Chief
                                    Executive Officer, A I M
                                    Management Group Inc.;
                                    Director, Chairman and
                                    President, A I M Advisors, Inc.
                                    (registered investment
                                    advisor); Director and
                                    Chairman, A I M Capital
                                    Management, Inc. (registered
                                    investment advisor), A I M
                                    Distributors, Inc. (registered
                                    broker dealer), A I M Fund
                                    Services, Inc. (registered
                                    transfer agent), and Fund
                                    Management Company (registered
                                    broker dealer); and Chief
                                    Executive Officer, AMVESCAP
                                    PLC - Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended March 31, 2003, the Board met six times, the audit committee met four times, the executive committee did not meet, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time;
(iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds and the AIM Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 14, 2000. Your Fund's initial shareholder initially approved the agreement and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution;

     - fees under the administrative services agreement; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  Administrative Services

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  Securities Lending

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  Payment of Expenses and Restrictions on Fees Received

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  Non-Exclusivity Provisions

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  Delegation

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 4.

  Limitation of Liability of AIM, Company and Shareholders

     The current advisory agreement does not explicitly state the limitation of liability for INVESCO for acts or omissions in the course of, or connected with, rendering advisory services under the current advisory agreement. The limitation of liability provisions of the 1940 Act apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  State Law Governing the Agreement

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund and the proposal, if approved by shareholders, to appoint INVESCO Institutional as sub-advisor to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposals 3 and 4 are approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from the proposed sub-advisory agreement between AIM and INVESCO Institutional.

     The Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. The Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix V.

     At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND

     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional is in Exhibit M.

POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of Company also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by the Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO Institutional under the proposed sub-advisory agreement, AIM will pay to INVESCO Institutional a fee that is computed daily and paid on or before the last day of the next succeeding calendar month on the basis of AIM's compensation on the sub-advised assets per year. The annual rate at which INVESCO Institutional will receive fees from AIM under the proposed sub-advisory agreement is in Exhibit N.

ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR

     The annual advisory fee rates paid to INVESCO Institutional by certain types of accounts with similar investment objectives as your Fund are in Exhibit O.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:

     - The range of sub-advisory services provided by INVESCO
       Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Company's current advisory agreement with INVESCO.

     - The fees payable to INVESCO Institutional for its services. The Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM.

     - The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to your Fund.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement. The Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 3 and 4, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 5 --
                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If both Proposals 1 and 5 are approved by the shareholders of your Fund, your Fund will first be redomesticated as a new series portfolio of the Trust and, after such redomestication has occurred, your Fund will be combined with Buying Fund.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix VI.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's

Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO Institutional effective November 5, 2003 that will be substantially identical to that described in Proposal 4. Information on the new sub-advisory agreement is set forth above in Proposal 4. If Proposal 3 is not approved by shareholders of a Current Fund, Company will not approve a sub-advisory agreement between AIM and INVESCO Institutional for the corresponding New Fund.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with AIM Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Elect the directors of Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 5, Company currently contemplates that the Redomestication will be consummated on October 23, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  Structure of the Trust

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the Trust.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees of the Trust

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  Shares of the Trust

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 5

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit P. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of the Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1, 3 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 5 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/ Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     PROPOSALS 1, 3 AND 4. Approval of Proposals 1, 3 and 4 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1, 3 and 4 because approval of Proposals 1, 3 and 4 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     PROPOSAL 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSAL 5. Approval of Proposal 5 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $5,700. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit Q.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit R.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending March 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of nine separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................   $218,050
Financial Information Systems Design and Implementation
  Fees......................................................   $      0
All Other Fees*.............................................   $ 35,543
                                                               --------
Total Fees..................................................   $253,593

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees**............................................   $52,500
                                                               -------
Total Fees..................................................   $52,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND                 CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------                 ----------------------------------------------
Class A shares                                 Class A shares
Class B shares                                 Class B shares
Class C shares                                 Class C shares
Investor Class shares                          Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO REAL ESTATE OPPORTUNITY FUND (YOUR FUND)

     Performance information in the bar chart below is that of the Fund's Investor Class shares, which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class for various periods ended December 31, 2002 compared to the NAREIT -- Equity REIT Index.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the bar chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                 REAL ESTATE OPPORTUNITY FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)

1997........................................................   21.50%
1998........................................................  (23.48)%
1999........................................................   (5.50)%
2000........................................................   24.72%
2001........................................................   (1.91)%
2002........................................................    5.81%


Best Calendar Qtr. 9/97 14.19%
Worst Calendar Qtr. 9/98 (20.46%)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                     AS OF 12/31/02
                                                              -----------------------------
                                                              1 YEAR     5 YEARS   10 YEARS
                                                              ------     -------   --------
Real Estate Opportunity Fund(1)(2)
  Return Before Taxes.......................................   5.81%      (1.32)%     2.17%(3)
  Return After Taxes on Distributions.......................   4.56%      (3.55)%    (0.55)%(3)
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................   3.58%      (2.21)%     0.35%(3)
NAREIT -- Equity REIT Index(4) (reflects no deduction for
  fees, expenses or taxes)..................................   3.82%       3.30%      5.95%(3)

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of the class' expenses.

(2) Returns before taxes for Investor Class shares of Real Estate Opportunity Fund year-to-date as of the calendar quarter ended June 30, 2003 was 15.14%.

(3) The Fund (Investor Class shares) commenced investment operations on January 2, 1997. Index comparison begins on January 2, 1997.

(4) The NAREIT -- Equity REIT Index is an unmanaged index considered representative of the U.S. real estate investment trust equity markets. Please keep in mind that the Indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

AIM REAL ESTATE FUND

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   36.44%
1997...................................................................   18.88%
1998...................................................................  -23.16%
1999...................................................................   -3.54%
2000...................................................................   28.25%
2001...................................................................    9.49%
2002...................................................................    8.06%

     The Class C share's year-to-date total return as of June 30, 2003 was 13.94%.

     During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

  PERFORMANCE TABLE

     The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                                               SINCE     INCEPTION
                                                        1 YEAR     5 YEARS   INCEPTION     DATE
                                                        ------     -------   ---------   ---------
Class C
  Return Before Taxes.................................    7.06%      2.38%      9.39%    05/01/95
S&P 500(1)............................................  (22.09)%    (0.58)%     9.02%    04/30/95(4)
Morgan Stanley Real Estate Index(2)...................    3.65%      3.30%     10.79%    04/30/95(4)
Lipper Real Estate Fund Index(3)......................    3.63%      2.75%       N/A     04/30/95(4)

---------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has also included the Morgan Stanley Real Estate Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The Morgan Stanley Real Estate Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(3) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.

(4) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                                   EXHIBIT C
                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE
FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C and Investor Class shares of INVESCO Real Estate Opportunity Fund ("Selling Fund"), and of Class A, Class B and Class C shares of AIM Real Estate Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                             SELLING FUND                               BUYING FUND
                                                            (AS OF 3/31/03)                           (AS OF 7/31/02)
                                             ---------------------------------------------   ----------------------------------
                                                                                  INVESTOR
                                             CLASS A          CLASS B   CLASS C    CLASS     CLASS A          CLASS B   CLASS C
                                             SHARES           SHARES    SHARES     SHARES    SHARES           SHARES    SHARES
                                             -------          -------   -------   --------   -------          -------   -------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)......   5.50%             None      None      None      4.75%             None      None
Maximum Deferred Sales Charge (Load)(1)....    None(2)(3)      5.00%     1.00%      None       None(2)(4)      5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES(5)
  (expenses that are deducted from fund
  assets)
Management Fees............................   0.75%            0.75%     0.75%     0.75%      0.90%            0.90%     0.90%
Distribution and/or Service (12b-1)
  Fees(6)..................................   0.35%            1.00%     1.00%     0.25%      0.35%            1.00%     1.00%
Other Expenses(7)..........................   1.25%            1.25%     0.97%     1.25%      0.51%            0.51%     0.51%
Total Annual Fund Operating Expenses(8)....   2.35%            3.00%     2.72%     2.25%      1.76%            2.41%     2.41%
Fee Waiver.................................   0.25%            0.25%      None      None       None             None      None
Net Expenses...............................   2.10%            2.75%     2.72%     2.25%      1.76%            2.41%     2.41%

                                                              BUYING FUND
                                                          PRO FORMA COMBINED
                                                            (AS OF 7/31/02)
                                             ---------------------------------------------
                                                                                  INVESTOR
                                             CLASS A          CLASS B   CLASS C    CLASS
                                             SHARES           SHARES    SHARES     SHARES
                                             -------          -------   -------   --------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)......   4.75%             None      None      None
Maximum Deferred Sales Charge (Load)(1)....    None(2)(4)      5.00%     1.00%      None
ANNUAL FUND OPERATING EXPENSES(5)
  (expenses that are deducted from fund
  assets)
Management Fees............................   0.90%            0.90%     0.90%     0.90%
Distribution and/or Service (12b-1)
  Fees(6)..................................   0.35%            1.00%     1.00%     0.25%
Other Expenses(7)..........................   0.53%            0.53%     0.53%     0.53%
Total Annual Fund Operating Expenses(8)....   1.78%            2.43%     2.43%     1.68%
Fee Waiver.................................    None             None      None      None
Net Expenses...............................   1.78%            2.43%     2.43%     1.68%

---------------

(1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

(2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

(4) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(5) There is no guarantee that actual expenses will be the same as those shown in the table.

(6) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own such shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(7) Other Expenses for Selling Fund's Class A and Class B shares are based on estimated expenses for the current fiscal year. Other Expenses for Buying Fund have been restated to reflect expense arrangements in effect as of March 4, 2002.

(8) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, and 2.75% on Class A, Class B and Class C shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.70%, 2.35%, 2.35% and 1.60% on Class A, Class B, Class C and Investor Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement by Selling Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause Selling Fund to exceed the current expense limitation and the reimbursement is made within three years in which INVESCO incurred the expenses.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $751   $1,197   $1,692   $3,051
  Assuming no redemption....................................  $751   $1,197   $1,692   $3,051
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $778   $1,179   $1,732   $3,129
  Assuming no redemption(3).................................  $278   $  879   $1,532   $3,129
Class C shares
  Assuming complete redemption at end of period(2)..........  $375   $  844   $1,440   $3,051
  Assuming no redemption....................................  $275   $  844   $1,440   $3,051
Investor Class shares
  Assuming complete redemption at end of period.............  $228   $  703   $1,205   $2,585
  Assuming no redemption....................................  $228   $  703   $1,205   $2,585
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $645   $1,003   $1,384   $2,450
  Assuming no redemption....................................  $645   $1,003   $1,384   $2,450
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $744   $1,051   $1,485   $2,585
  Assuming no redemption....................................  $244   $  751   $1,285   $2,585
Class C shares
  Assuming complete redemption at end of period(2)..........  $344   $  751   $1,285   $2,746
  Assuming no redemption....................................  $244   $  751   $1,285   $2,746
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.............  $647   $1,009   $1,394   $2,470
  Assuming no redemption....................................  $647   $1,009   $1,394   $2,470
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $746   $1,058   $1,496   $2,606
  Assuming no redemption....................................  $246   $  758   $1,296   $2,606
Class C shares
  Assuming complete redemption at end of period(2)..........  $346   $  758   $1,296   $2,766
  Assuming no redemption....................................  $246   $  758   $1,296   $2,766
Investor Class shares
  Assuming complete redemption at end of period.............  $171   $  530   $  913   $1,987
  Assuming no redemption....................................  $171   $  530   $  913   $1,987

                                                   (footnotes on following page)

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                 AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                               COMPENSATION         ACCRUED BY         BENEFITS UPON      FROM ALL INVESCO
NAME OF DIRECTOR              FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)          FUNDS(4)
----------------              ---------------   -------------------   ----------------   ------------------
Bob R. Baker................      $34,423               $0                $34,000             $138,000
James T. Bunch..............      $31,203                0                      0              124,625
Gerald J. Lewis.............      $28,870                0                      0              116,500
Larry Soll, Ph.D. ..........      $31,522                0                      0              126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended March 31, 2003.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended March 31, 2003.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

   NAME, YEAR OF BIRTH AND       OFFICER
POSITION(S) HELD WITH COMPANY     SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------    -------   ------------------------------------------------
Mark H. Williamson - 1951         1998     Director, President and Chief Executive Officer,
Chairman of the Board                      A I M Management Group Inc.; Director, Chairman
                                           and President, A I M Advisors, Inc. (registered
                                           investment advisor); Director, A I M
                                           Distributors, Inc. (registered broker dealer);
                                           and Chief Executive Officer of the AIM Division
                                           of AMVESCAP PLC (2003-present); formerly, Chief
                                           Executive Officer, Managed Products Division,
                                           AMVESCAP PLC (2001-2002); Chairman of the Board
                                           (1998-2002), President (1998-2002) and Chief
                                           Executive Officer (1998-2002) of INVESCO Funds
                                           Group, Inc. (registered investment advisor) and
                                           INVESCO Distributors, Inc. (registered broker
                                           dealer); Chief Operating Officer and Chairman of
                                           the Board of INVESCO Global Health Sciences
                                           Fund; Chairman and Chief Executive Officer of
                                           NationsBanc Advisors, Inc.; and Chairman of
                                           NationsBanc Investments, Inc.
Raymond R. Cunningham - 1951      2001     President (2001-present) and Chief Executive
President and Chief Executive              Officer (2003-present) of INVESCO Funds Group,
Officer                                    Inc.; Chairman of the Board (2003-present) and
                                           President (2003-present) of INVESCO
                                           Distributors, Inc.; formerly, Chief Operating
                                           Officer (2001-2003) and Senior Vice President
                                           (1999-2002) of INVESCO Funds Group, Inc. and
                                           INVESCO Distributors, Inc.; and Senior Vice
                                           President of GT Global - North America
                                           (1992-1998).
Glen A. Payne - 1947              1989     Senior Vice President, General Counsel and
Secretary                                  Secretary of INVESCO Funds Group, Inc.; Senior
                                           Vice President, Secretary and General Counsel of
                                           INVESCO Distributors, Inc.; formerly, Secretary
                                           of INVESCO Global Health Sciences Fund; General
                                           Counsel of INVESCO Trust Company (1989-1998);
                                           and employee of the Securities and Exchange
                                           Commission, Washington, DC (1973-1989).
Ronald L. Grooms - 1946           1988     Senior Vice President and Treasurer of INVESCO
Chief Accounting Officer,                  Funds Group, Inc.; and Senior Vice President and
Chief Financial Officer and                Treasurer of INVESCO Distributors, Inc.;
Treasurer                                  formerly, Treasurer and Principal Financial and
                                           Accounting Officer of INVESCO Global Health
                                           Sciences Fund; and Senior Vice President and
                                           Treasurer of INVESCO Trust Company (1988-1998).
William J. Galvin, Jr. - 1956     1992     Senior Vice President and Assistant Secretary
Assistant Secretary                        INVESCO Funds Group, Inc.; and Senior Vice
                                           President and Assistant Secretary of INVESCO
                                           Distributors, Inc.; formerly, Trust Officer of
                                           INVESCO Trust Company (1995-1998).

   NAME, YEAR OF BIRTH AND       OFFICER
POSITION(S) HELD WITH COMPANY     SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------    -------   ------------------------------------------------
Pamela J. Piro - 1960             1999     Vice President and Assistant Treasurer of
  Assistant Treasurer                      INVESCO Funds Group, Inc.; and Assistant
                                           Treasurer of INVESCO Distributors, Inc.;
                                           formerly, Assistant Vice President (1996-1997).
Tane T. Tyler - 1965              2002     Vice President and Assistant General Counsel of
  Assistant Secretary                      INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                           NUMBER OF SHARES
                                                                        OWNED BENEFICIALLY AND
                                                    SERIES AND CLASS     PERCENTAGE OF CLASS*
                                                    ----------------   ------------------------
Bob R. Baker......................................
Sueann Ambron.....................................
Victor L. Andrews.................................
Lawrence H. Budner................................
James T. Bunch....................................
Raymond R. Cunningham.............................
Richard W. Healey.................................
Gerald J. Lewis...................................
John W. McIntyre..................................
Larry Soll, Ph.D. ................................
Mark H. Williamson................................
Frank S. Bayley...................................
Bruce L. Crockett.................................
Albert R. Dowden..................................
Edward K. Dunn, Jr. ..............................
Jack M. Fields....................................
Carl Frischling...................................
Robert H. Graham..................................
Prema Mathai-Davis................................
Lewis F. Pennock..................................
Ruth H. Quigley...................................
Louis S. Sklar....................................
Glen A. Payne.....................................
Ronald L. Grooms..................................
William J. Galvin, Jr. ...........................
Pamela J. Piro....................................
Tane T. Tyler.....................................

     --------------------

     * To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                   DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                                 EQUITY SECURITIES IN    DIRECTOR IN THE INVESCO
NAME OF DIRECTOR                                      YOUR FUND               FUNDS COMPLEX
----------------                                 --------------------   -------------------------
INDEPENDENT DIRECTORS
Bob R. Baker...................................       $1-$10,000            $10,001- $50,000
James T. Bunch.................................       $1-$10,000            $50,001-$100,000
Gerald J. Lewis................................       $1-$10,000            $50,001-$100,000
Larry Soll, Ph.D...............................       $1-$10,000              Over $100,000

INTERESTED DIRECTOR
Mark H. Williamson.............................          None                 Over $100,000

INDEPENDENT NOMINEES
Frank S. Bayley................................          None                     None
Bruce L. Crockett..............................          None                     None
Albert R. Dowden...............................          None                     None
Edward K. Dunn.................................          None                     None
Jack M. Fields.................................          None                     None
Carl Frischling................................          None                     None
Prema Mathai-Davis.............................          None                     None
Lewis F. Pennock...............................          None                     None
Ruth H. Quigley................................          None                     None
Louis S. Sklar.................................          None                     None

NOMINEE WHO WILL BE INTERESTED
Robert H. Graham...............................          None                     None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                               AIM ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of AIM Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                                     POSITION WITH AIM                PRINCIPAL OCCUPATION
----                              -------------------------------    -------------------------------
Mark H. Williamson                Director, Chairman and             Director, President and Chief
                                  President                          Executive Officer, AIM
                                                                     Management Group Inc.;
                                                                     Director, Chairman and
                                                                     President, AIM Advisors, Inc.
                                                                     (registered investment
                                                                     advisor); Director, AIM
                                                                     Distributors, Inc. (registered
                                                                     broker dealer); and Chief
                                                                     Executive Officer of the AIM
                                                                     Division of AMVESCAP PLC

Kevin M. Carome                   Director, Senior Vice              Director, Senior Vice
                                  President, General Counsel and     President, Secretary and
                                  Secretary                          General Counsel, AIM Management
                                                                     Group Inc.; Vice President, AIM
                                                                     Capital Management Inc., AIM
                                                                     Distributors, Inc. and AIM Fund
                                                                     Services, Inc., and Director,
                                                                     Vice President and General
                                                                     Counsel, Fund Management
                                                                     Company

Gary T. Crum                      Director and Senior Vice           Chairman, Director and Director
                                  President                          of Investments, AIM Capital
                                                                     Management, Inc.; Director and
                                                                     Executive Vice President, AIM
                                                                     Management Group Inc.;
                                                                     Director, AIM Distributors,
                                                                     Inc. and AMVESCAP PLC

Dawn M. Hawley                    Director, Senior Vice President    Director, Senior Vice President
                                  and Chief Financial Officer        and Chief Financial Officer,
                                                                     AIM Management Group Inc.; Vice
                                                                     President and Treasurer, AIM
                                                                     Capital Management, Inc. and A
                                                                     I M Distributors, Inc.;
                                                                     Director, Vice President and
                                                                     Chief Financial Officer, AIM
                                                                     Fund Services, Inc.; and Vice
                                                                     President and Chief Financial
                                                                     Officer, Fund Management
                                                                     Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                   NET FEES PAID TO       FEE WAIVERS OR
                                              TOTAL NET ASSETS       INVESCO FUNDS           EXPENSE
                                                FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR
ANNUAL RATE                                  RECENTLY COMPLETED      MOST RECENTLY      THE MOST RECENTLY
(BASED ON AVERAGE                             FISCAL PERIOD OR     COMPLETED FISCAL      COMPLETED FISCAL
DAILY NET ASSETS)                                   YEAR            PERIOD OR YEAR        PERIOD OR YEAR
-----------------                            ------------------   -------------------   ------------------
0.75% of the first $500 million; 0.65% of       $23,693,111               $0                 $207,889
the next $500 million; 0.55% from $1
billion; 0.45% from $2 billion; 0.40% from
$4 billion; 0.375% from $6 billion; 0.35%
from $8 billion

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                     INVESCO
                                                 (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                                       SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                                     ---------------   --------------------   -----------------
INVESCO Real Estate Opportunity Fund...........      $21,559             $35,163              $214,102

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                           TOTAL NET ASSETS    FEE WAIVER, EXPENSE LIMITATIONS
                                                             FOR THE MOST       AND/OR EXPENSE REIMBURSEMENTS
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                    DAILY NET ASSETS)           FISCAL OR YEAR          FISCAL PERIOD OR YEAR
------------              -----------------------------   ------------------   -------------------------------
AIM Basic Balanced Fund   0.65% of the first $1             $   95,737,649     Waive advisory fee and/or
                          billion; 0.60% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $5 billion; 0.55% of the                             necessary to limit Total
                          excess over $5 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in expenses
                                                                               due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.50%
AIM Blue Chip Fund        0.75% of the first $350           $2,903,854,053     Waive 0.025% of advisory fee on
                          million; 0.625% of the excess                        each $5 billion increment on
                          over $350 million                                    net assets in excess of $5
                                                                               billion up to a maximum waiver
                                                                               of 0.175% on net assets in
                                                                               excess of $35 billion
AIM Development Markets   0.975% of the first $500          $  157,833,643     Waive advisory fee and
  Fund                    million; 0.95% over $500                             reimburse expenses on Class A,
                          million up to and including                          Class B and Class C to extent
                          $1 billion; 0.925% over $1                           necessary to limit Total
                          billion up to and including                          Operating Expenses (excluding
                          $1.5 billion; 0.90% of the                           interest, taxes, dividends on
                          excess over $1.5 billion                             short sales, extraordinary
                                                                               items and increases in expenses
                                                                               due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%
AIM Diversified Dividend  0.75% of the first $1             $   16,049,354     Waive advisory fee and/or
  Fund                    billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to the
                          $2 billion; 0.625% of the                            extent necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in expenses
                                                                               due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%

                                                           TOTAL NET ASSETS    FEE WAIVER, EXPENSE LIMITATIONS
                                                             FOR THE MOST       AND/OR EXPENSE REIMBURSEMENTS
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED   FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                    DAILY NET ASSETS)           FISCAL OR YEAR          FISCAL PERIOD OR YEAR
------------              -----------------------------   ------------------   -------------------------------
AIM Large Cap Basic       0.60% of the first $1             $  180,146,221     N/A
  Value Fund              billion; 0.575% over $1
                          billion up to and including
                          $2 billion; 0.55% of the
                          excess over $2 billion
AIM Premier Equity Fund   0.80% of the $150 million;        $9,364,213,634     Waive 0.025% of advisory fee on
                          0.625% of the excess over                            each $5 billion increment on
                          $150 million                                         net assets in excess of $5
                                                                               billion up to a maximum waiver
                                                                               of 0.175% on net assets in
                                                                               excess of $35 billion
AIM V.I. Blue Chip Fund   0.75% of the first $350           $   65,762,832     N/A
                          million; 0.625% of the excess
                          over $350 million
AIM V.I. Premier Equity   0.65% of the first $250           $1,530,358,905     N/A
  Fund                    million; 0.60% of the excess
                          over $250 million

                                   EXHIBIT L

                  PROPOSED COMPENSATION TO AIM ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to AIM Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                               ANNUAL RATE
NET ASSETS                                         (BASED ON AVERAGE DAILY NET ASSETS)
----------                                         -----------------------------------
First $500 Million...............................                0.75%
Next $500 Million................................                0.65%
From $1 Billion..................................                0.55%
From $2 Billion..................................                0.45%
From $4 Billion..................................                0.40%
From $6 Billion..................................                0.375%
From $8 Billion..................................                0.35%

                                   EXHIBIT M

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                       INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc., all of whose business address is 1360 Peachtree Street, Atlanta, Georgia 30309.

NAME AND ADDRESS   POSITION WITH INVESCO INSTITUTIONAL            PRINCIPAL OCCUPATION
----------------   ------------------------------------   ------------------------------------
John D. Rogers     Director, Chairman, President and      Chief Executive Officer, AMVESCAP
                   Chief Executive Officer                PLC -- INVESCO Division
David A. Hartley   Director and Chief Financial Officer   Chief Financial Officer, INVESCO
                                                          Division

                                   EXHIBIT N

          PROPOSED COMPENSATION TO INVESCO INSTITUTIONAL (N.A.), INC.

     AIM proposes to pay INVESCO Institutional (N.A.), Inc., as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

                                   EXHIBIT O

      ADVISORY FEE SCHEDULES FOR OTHER INVESCO INSTITUTIONAL (N.A.), INC.
                           ADVISED TYPES OF ACCOUNTS

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as your Fund.

INVESCO Realty Advisors Division*                         0.75% of the first $10 million
  (for secured real estate)                               0.70% of the next $20 million
                                                          0.65% of the next $20 million
                                                          and 0.60% on amounts over $50 million

---------------

* Negotiable management fee schedule for publicly traded U.S. real estate securities separate accounts.

                                   EXHIBIT P

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

Class A shares

     795,776.11

Class B shares

     30,764.07

Class C shares

     103,831.96

Investor Class shares

     3,019,890.38

                                   EXHIBIT Q

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------
FTC & Co. ......................................      Class A          619,664.62           77.87%
  P.O. Box 173736
  Denver, CO 80217-3736
FTC & Co. ......................................      Class A           89,741.70           11.28%
  P.O. Box 173736
  Denver, CO 80217-3736
Valgean M. Smeltzer Trustee.....................      Class B            9,626.23           31.29%
  Valgean M. Smeltzer Trust
  3227 Caughey Rd.
  Erie, PA 16506-2739
American Enterprise Investment Svcs. ...........      Class B            4,168.71           13.55%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs. ...........      Class B            2,912.97            9.47%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
First Clearing Corporation......................      Class B            1,916.43            6.23%
  Michael J. McGlynn IRA
  1 Woodstream Ct.
  New Hartford, NY 13413-2712
Carroll M. Bahnsen TTEE.........................      Class C            5,317.68            5.12%
  Carroll M. Bahnsen Trust
  U/A/ 11/31/97
  210 Geitner Avenue
  Newton, NC 28658-9647
Charles Schwab & Co. Inc........................     Investor          391,574.25           12.97%
  Special Custody Acct. for the Exclusive
     Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
AUL Insurance Co. ..............................     Investor          157,552.76            5.22%
  American Individual Variable Annuity Unit
     Trust
  One American Square
  P.O. Box 1995
  Indianapolis, IN 46206-9102

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT R

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------


---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                     INVESCO REAL ESTATE OPPORTUNITY FUND,
                            A SEPARATE PORTFOLIO OF
                           INVESCO SECTOR FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10.     Notices.....................................................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20


Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO Sector Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO Real Estate Opportunity Fund ("Selling Fund"), a separate series of Seller, AIM Advisor Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Real Estate Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Advisor Funds, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-03886.

     "Buying Fund" means AIM Real Estate Fund, a separate series of Buyer.

     "Buying Fund Auditors" means Ernst & Young LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended July 31, 2002 and the unaudited financial statements of Buying Fund for the period ended January 31, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means October 31, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO Sector Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-03826.

     "Selling Fund" means INVESCO Real Estate Opportunity Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended March 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2003 and for the short taxable year beginning on April 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended March 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO Sector Funds, Inc.
               4350 South Monaco Street
               Denver, CO 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Avenue, N.W., 2nd Floor
               Washington, D.C. 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM Advisor Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO SECTOR FUNDS, INC., acting on
                                          behalf of
                                          INVESCO REAL ESTATE OPPORTUNITY FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM ADVISOR FUNDS, acting on
                                          behalf of AIM REAL ESTATE FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                              SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................      Class A shares
Class B shares..............................................      Class B shares
Class C shares..............................................      Class C shares
Investor Class shares.......................................  Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC.....................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC..........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC......  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC..............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC.................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC..................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC........................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC.........................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM International Core Equity Fund

AIM Real Estate Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................            Unlimited
Class B shares..............................................            Unlimited
Class C shares..............................................            Unlimited
Investor Class shares.......................................            Unlimited

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science & Technology Fund into INVESCO Technology
  Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                     AIM REAL ESTATE FUND

                     July 21, 2003




                     Prospectus

                     AIM Real Estate Fund seeks to achieve high total return.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C and Investor Class shares of the funds. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisors                                         5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

    The fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The fund will limit its investment in debt securities to those that are investment-grade or deemed by the fund's portfolio manager to be of comparable quality. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating expected returns, among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a debt security may default or otherwise be unable to honor a financial obligation.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of the fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the fund. Because the fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................    36.44%
1997...................................................................    18.88%
1998...................................................................   -23.16%
1999...................................................................    -3.54%
2000...................................................................    28.25%
2001...................................................................     9.49%
2002...................................................................     8.06%


    The Class C shares' year-to-date total return as of June 30, 2003 was 13.94%.

    During the period shown in the bar chart, the highest quarterly return was 19.39% (quarter ended December 31, 1996) and the lowest quarterly return was -15.54% (quarter ended September 30, 1998).

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                  SINCE      INCEPTION
December 31, 2002)                1 YEAR     5 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
Class A                                                              12/31/96
  Return Before Taxes                3.58%     2.11%      4.86%
  Return After Taxes on
    Distributions                    2.37      0.43       2.97
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                      2.20      0.77       2.94
Class B
  Return Before Taxes                3.13       N/A       2.69       03/03/98
Class C
  Return Before Taxes                7.06      2.38       9.39       05/01/95
Investor Class(1)
  Return Before Taxes                8.77      3.10       5.71       12/31/96(1)
--------------------------------------------------------------------------------
S&P 500(2)                         (22.09)%   (0.58)%     9.02%      04/30/95(5)
Morgan Stanley Real Estate
  Index(3)                           3.65      3.30      10.79       04/30/95
Lipper Real Estate Fund Index(4)     3.63      2.75        N/A       04/30/95
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and Investor Class will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has also included the Morgan Stanley Real Estate Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Real Estate Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Morgan Stanley Real Estate Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
(4) The Lipper Real Estate Fund Index is an equally weighted representation of the 30 largest funds within the Lipper Real Estate category.
(5) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from                                              INVESTOR
your investment)                     CLASS A    CLASS B    CLASS C    CLASS
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                       4.75%       None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                    None(1,2)   5.00%     1.00%       None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
---------------------------------------------------------------------------------
(expenses that are deducted                                              INVESTOR
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS
---------------------------------------------------------------------------------
Management Fees                              0.90%     0.90%     0.90%     0.90%

Distribution and/or
Service (12b-1) Fees                         0.35      1.00      1.00      0.25

Other Expenses(4,5)                          0.51      0.51      0.51      0.51

Total Annual Fund
Operating Expenses                           1.76      2.41      2.41      1.66
---------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.
(5) Other Expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Class A                                                                   $645    $1,003    $1,384     $2,450
Class B                                                                    744     1,051     1,485      2,585
Class C                                                                    344       751     1,285      2,746
Investor Class                                                             169       523       902      1,965
--------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Class A                                                                   $645    $1,003    $1,384     $2,450
Class B                                                                    244       751     1,285      2,585
Class C                                                                    244       751     1,285      2,746
Investor Class                                                             169       523       902      1,965
--------------------------------------------------------------------------------------------------------------

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor) is located at INVESCO Realty Advisors division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas, TX 75240. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor and qualified professional asset manager since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2002, the advisor received compensation of 0.90% of average daily net assets.

PORTFOLIO MANAGERS

The sub-advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Joe V. Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

- Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

- James W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989.

    They are assisted by the Real Estate Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Real Estate Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years was audited by other public accountants.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS        YEAR ENDED        SEVEN MONTHS
                                                   ENDED           JULY 31,            ENDED          YEAR ENDED DECEMBER 31,
                                                JANUARY 31,   -------------------     JULY 31,     ------------------------------
                                                   2003        2002        2001         2000        1999      1998         1997
                                                -----------   -------     -------   ------------   -------   -------      -------
Net asset value, beginning of period             $  15.25     $ 13.56     $ 13.04     $ 10.61      $ 11.46   $ 15.74      $ 14.19(a)
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.24(b)     0.47(b)     0.50        0.30(b)      0.42      0.58(b)      0.34
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.82)       1.68        0.54        2.38        (0.75)    (4.11)        2.39
=================================================================================================================================
    Total from investment operations                (0.58)       2.15        1.04        2.68        (0.33)    (3.53)        2.73
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.23)      (0.46)      (0.52)      (0.25)       (0.52)    (0.50)       (0.44)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --          --          --          --           --     (0.25)       (0.74)
=================================================================================================================================
    Total distributions                             (0.23)      (0.46)      (0.52)      (0.25)       (0.52)    (0.75)       (1.18)
=================================================================================================================================
Net asset value, end of period                   $  14.44     $ 15.25     $ 13.56     $ 13.04      $ 10.61   $ 11.46      $ 15.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     (3.81)%     16.10%       8.23%      25.61%       (2.88)%  (22.54)%      19.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $113,723     $86,411     $28,400     $23,187      $16,279   $20,087      $16,507
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.67%(d)    1.77%       1.63%       1.62%(e)     1.61%     1.55%        1.60%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.67%(d)    1.77%       1.79%       2.05%(e)     1.73%     1.71%        1.70%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             3.20%(d)    3.25%       3.88%       4.49%(e)     3.70%     4.37%        3.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                             51%         77%         85%         39%          52%       69%          57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $100,492,776.
(e) Annualized.
(f) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                                                                                   MARCH 3, 1998
                                                                                                                    (DATE SALES
                                                SIX MONTHS        YEAR ENDED        SEVEN MONTHS                    COMMENCED)
                                                   ENDED           JULY 31,            ENDED        YEAR ENDED          TO
                                                JANUARY 31,   -------------------     JULY 31,     DECEMBER 31,    DECEMBER 31,
                                                   2003        2002        2001         2000           1999            1998
                                                -----------   -------     -------   ------------   ------------   ---------------
Net asset value, beginning of period              $ 15.29     $ 13.59     $ 13.07     $ 10.64         $11.48          $ 15.34
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.19(a)     0.38(a)     0.41        0.25(a)        0.32             0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.82)       1.68        0.53        2.39          (0.72)           (3.58)
=================================================================================================================================
    Total from investment operations                (0.63)       2.06        0.94        2.64          (0.40)           (3.21)
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.18)      (0.36)      (0.42)      (0.21)         (0.44)           (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --          --          --          --             --            (0.25)
=================================================================================================================================
    Total distributions                             (0.18)      (0.36)      (0.42)      (0.21)         (0.44)           (0.65)
=================================================================================================================================
Net asset value, end of period                    $ 14.48     $ 15.29     $ 13.59     $ 13.07         $10.64          $ 11.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     (4.11)%     15.40%       7.42%      25.08%         (3.53)%         (21.02)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $86,709     $69,557     $16,917     $12,722         $9,839          $ 6,901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.32%(c)    2.41%       2.36%       2.37%(d)       2.35%            2.31%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.32%(c)    2.41%       2.43%       2.70%(d)       2.37%            2.35%(d)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             2.55%(c)    2.61%       3.15%       3.73%(d)       2.96%            3.62%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             51%         77%         85%         39%            52%              69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,500,140.
(d) Annualized.
(e) Not annualized for periods less than one year.

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS        YEAR ENDED        SEVEN MONTHS
                                              ENDED            JULY 31,           ENDED             YEAR ENDED DECEMBER 31,
                                            JANUARY 31,   -------------------   JULY 31,       ----------------------------------
                                              2003         2002        2001       2000          1999          1998        1997(a)
                                            -----------   -------     -------   ------------   -------       -------      -------
Net asset value, beginning of period          $ 15.26     $ 13,57     $ 13.05     $ 10.62      $ 11.46       $ 15.74      $ 14.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.19(b)     0.38(b)     0.41        0.25(b)      0.33(b)       0.50(b)      0.36(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.82)       1.67        0.53        2.39        (0.73)        (4.13)        2.26
=================================================================================================================================
    Total from investment operations            (0.63)       2.05        0.94        2.64        (0.40)        (3.63)        2.62
=================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.18)      (0.36)      (0.42)      (0.21)       (0.44)        (0.40)       (0.33)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --          --          --          --           --         (0.25)       (0.74)
=================================================================================================================================
    Total distributions                         (0.18)      (0.36)      (0.42)      (0.21)       (0.44)        (0.65)       (1.07)
=================================================================================================================================
Net asset value, end of period                $ 14.45     $ 15.26     $ 13.57     $ 13.05      $ 10.62       $ 11.46      $ 15.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 (4.12)%     15.35%       7.43%      25.13%       (3.54)%      (23.16)%      18.88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $45,412     $37,733     $22,722     $20,306      $19,992       $32,921      $43,934
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                               2.32%(d)    2.41%       2.36%       2.37%(e)     2.35%         2.31%        2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                            2.32%(d)    2.41%       2.43%       2.70%(e)     2.37%         2.37%        2.35%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                     2.55%(d)    2.61%       3.15%       3.73%(e)     2.96%         3.62%        2.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                         51%         77%         85%         39%          52%           69%          57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)Ratios are annualized and based on average daily net assets of $42,028,440.
(e)Annualized.
(f)Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                              --------------------
                              AIM REAL ESTATE FUND
                              --------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------
 AIM REAL ESTATE FUND
 SEC 1940 Act file number: 811-3886
--------------------------------------

AIMinvestments.com               REA-PRO-1

                                                                    APPENDIX III


REITS POST STRONG PERFORMANCE, OUTPACE OTHER EQUITIES

HOW DID AIM REAL ESTATE FUND PERFORM DURING THE FISCAL YEAR?

Despite the U.S. economy's struggles to escape the lingering impact of recession, real estate investment trusts (REITs) continued their solid performance during the reporting period. And the fund benefited from that trend.

    For the fiscal year ended July 31, 2002, AIM Real Estate Fund posted total returns of 16.10% for Class A shares, 15.40% for Class B shares, and 15.35% for Class C shares. (These returns are at net asset value, and do not include sales charges.)

    By comparison, benchmark indexes failed to match the fund's performance. The NAREIT Equity Index (NAREIT) showed a gain for the reporting period. The NAREIT was up 12.37% for the year ended July 31. By contrast, the S&P 500 returned -23.62%.

    Net assets in the fund grew to $193.7 million, and the number of holdings reached 61 during the reporting period.

WHAT WAS THE MARKET ENVIRONMENT OVER THE REPORTING PERIOD?

As the fund's fiscal year began, the economy was weakening and the events of September 11, 2001 would soon shock the world. Gross domestic product (GDP) contracted in the first three quarters of 2001, and in November, the National Bureau of Economic Research declared that the country had slipped into a recession in March 2002.

    In an effort to stimulate economic growth, the Federal Reserve Board aggressively cut short-term interest rates throughout 2001, and the Federal fund's rate ended the fiscal year at 1.75%, a 41-year low.

    GDP inched into positive territory in the fourth quarter of 2001 and remained positive for the first two quarters of 2002. First quarter GDP grew at a robust annualized rate of 5.0%, suggesting that the economy was clearly rebounding. But second quarter GDP growth, while positive, was just 1.1%.

    At its March 2002 meeting, the Federal Reserve adopted a neutral stance, indicating its belief that future risks to the economy were evenly weighted between weakness and inflation. And it retained this stance through the close of the fiscal year. More positively, personal income, consumer spending and retail sales remained relatively strong, and inflation remained under control.

HOW WERE REITS AFFECTED BY MARKET CONDITIONS?

The investment performance of the REIT market was buoyed as a result of investors seeking stocks that offered lower volatility than the broader equity market. Investors continued to gravitate toward the relatively attractive dividend yield of REITs (approximately 6.5%) in the current market environment. As a result of investor interest, dedicated REIT mutual funds have attracted more than $3.7 billion in new capital through July 31, 2002.

    Apart from the investor interest garnered by REITs over the past year, the lingering effects of a slowdown in business activity and corporate profits have resulted in lower commercial tenant space needs and a reduction in lodging requirements. Historically, low interest rates have also been a double-edged sword for REITs.

    On the one hand, the industry has benefited from lower borrowing costs. And retail oriented REITs (those with regional malls and shopping centers) have experienced positive fundamentals (higher sales per square foot and increased occupancies) because of sustained consumer consumption. On the other hand, low interest rates have afforded many renters the opportunity to purchase homes, which has resulted in lower apartment occupancy rates.

HOW DID YOU MANAGE THE FUND?

The fund has continued its emphasis on defensive property sectors like retail, self-storage and health care. These tend to offer lower sensitivity to slow GDP growth. As GDP growth improves and as business related travel increases, the fund's exposure to office and hotel properties may increase. We may also increase multi-family REIT positions once interest rates

================================================================================

GROWTH OF TOTAL NET ASSETS

IN MILLIONS

                                   [BAR CHART]

$56             $68          $194
7/31/00       7/31/01       7/31/02

================================================================================

FUND PERFORMANCE VS INDEXES

(TOTAL RETURNS (AS OF 7/31/02) EXCLUDING SALES CHARGES.)

                                   [BAR CHART]

AIM Real Estate Fund       16.10%
Class A Shares

NAREIT Equity Index        12.37%

S&P 500                   -23.62%

================================================================================

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

================================================================================================================================
TOP 10 HOLDINGS                                     PROPERTY DIVERSIFICATION                    [PIE CHART]
--------------------------------------------------------------------------------------------------------------------------------
 1. ProLogis                                 4.8%   Other                               11%     Regional Malls               16%

 2. Simon Property Group, Inc.               4.5    Industrial Properties                8%     Shopping Centers             13%

 3. Vornado Realty Trust                     4.4    Health Care                          8%     Office Properties            13%

 4. General Growth Properties, Inc.          4.3    Industrial/Office Properties         6%     Apartments                   12%

 5. SL Green Realty Corp.                    3.6    Self-Storage Facilities              5%

 6. United Dominion Realty Trust, Inc.       3.5    Diversified                          5%

 7. Public Storage, Inc.                     3.5    Specialty Properties                 3%

 8. PS Business Parks, Inc.                  2.8

 9. Plum Creek Timber Co., Inc.              2.8

10. Liberty Property Trust                   2.8

TOTAL NET ASSETS: $193.7 MILLION                    TOTAL NUMBER OF HOLDINGS: 61

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================================================================

begin to rise or values have sufficiently adjusted downward to account for lower occupancies. Apartment occupancies have been under pressure from tenants moving out to purchase homes.

    We remain focused on companies with above-average market capitalization and liquidity, strong balance sheets, plus superior asset quality. Over the near-term, we expect to retain an emphasis on property markets with high barriers to new construction, mainly in the Northeastern U.S. and Southern California.

    Fund performance has benefited as we increased holdings in four property types during the reporting period--health care, self-storage, retail and industrial. Similarly, we have benefited the fund by decreasing holdings in four property types--apartments, diversified, office and hotels--all of which have struggled because of the slow recovery in commercial space demand.

WHAT COMPANIES HELPED FUND PERFORMANCE?

Four stocks are discussed below. All contributed positive results to fund performance.

    Simon Property Group is the fund's second largest holding and is the largest owner of regional malls in the U.S. The real estate investment company owns, develops and manages more than 250 properties in 36 states. Simon also owns retail properties in Europe. The company has benefited from favorable acquisitions and increasing occupancies.

    Vornado Realty Trust concentrates on New York office space, with 70 buildings in the New York City area providing about half its revenue. The REIT also owns 55 shopping centers in six states and Puerto Rico. The company is attractive because of its strong management team, attractive valuations and superior earnings growth compared to its peers.

    General Growth Properties is the second-largest owner and operator of malls in the U.S. It owns or operates more than 160 shopping malls, encompassing 100 million square feet of retail space, and occupied by more than 15,000 retail tenants. The company dominates middle-sized markets, and the stock trades at attractive levels compared to its peers.

    ProLogis provides warehouse distribution facilities and services. The company has distribution facilities owned, managed, and under development in markets throughout North America, Europe and Japan. The company's European property development has helped maintain better earnings growth compared to peers.

WHAT WERE CONDITIONS AT THE CLOSE OF THE PERIOD?

Economic indexes continued to give conflicting signals at the close of the fiscal year. Conditions remained uncertain throughout all financial markets.

    Manufacturing activity grew in July, but at a slow rate. Productivity grew in the second quarter and the Producer Price Index declined in July, both positive signs for REITs. The Conference Board's Consumer Confidence Index--considered an indicator of future spending patterns--declined in June and then fell sharply in July. Nonetheless, July retail sales grew by 1.2%. The unemployment rate was unchanged at 5.9% in July from June. Consumer spending continues to depend heavily on the perception by individuals that their jobs are secure.

    Investor concerns about the safety of invested principal is also likely to be crucial. In light of the strong new legislation on corporate governance that was enacted by the U.S. Congress during the period, business practices and the reliability of financial statements appear likely to improve. But it will take time for investors to regain trust in corporate governance and accounting practices, and meanwhile volatility will probably remain high.

    As of the end of the period, investors remained extremely sensitive to every news item, with stock markets volatile and uncertain.

          See important fund and index disclosures inside front cover.

PORTFOLIO MANAGEMENT TEAM

Joe Rodriguez, Jr. (Lead manager)
Mark Blackburn
Jim Trowbridge

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 Inception (12/31/96)       5.59%
  5 Years                   4.23
  1 Year                   10.56

CLASS B SHARES
 Inception (3/3/98)         3.45%
  1 Year                   10.40

CLASS C SHARES
 Inception (5/1/95)        10.29%
  5 Years                   4.50
  1 Year                   14.35

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/95-7/31/02

                                  [HYPO CHART]

AIM REAL ESTATE FUND
CLASS C SHARES                              S&P 500         NAREIT EQUITY INDEX
4/30/95      10000         4/30/95           10000                10000
7/31/95      10311         7/31/95           10992                10588
10/31/95     10293         10/31/95          11444                11087
1/31/96      11097         1/31/96           12589                11546
4/30/96      11090         4/30/96           13017                11809
7/31/96      11468         7/31/96           12810                12334
10/31/96     12688         10/31/96          14197                13141
1/31/97      14874         1/31/97           15900                15618
4/30/97      14229         4/30/97           16285                15727
7/31/97      16317         7/31/97           19483                16509
10/31/97     17287         10/31/97          18750                18460
1/31/98      17510         1/31/98           20175                18782
4/30/98      17073         4/30/98           22970                18695
7/31/98      15425         7/31/98           23242                17838
10/31/98     13455         10/31/98          22876                15961
1/31/99      13167         1/31/99           26732                15495
4/30/99      14216         4/30/99           27980                14748
7/31/99      13713         7/31/99           27933                16235
10/31/99     12758         10/31/99          28743                14930
1/31/00      13161         1/31/00           29492                14779
4/30/00      14531         4/30/00           30809                15133
7/31/00      16419         7/31/00           30437                16727
10/31/00     15605         10/31/00          30492                18006
1/31/01      16651         1/31/01           29229                18676
4/30/01      16610         4/30/01           26815                18750
7/31/01      17626         7/31/01           26081                20814
10/31/01     17328         10/31/01          22907                20268
1/31/02      18543         1/31/02           24518                21278
4/30/02      20163         4/30/02           23437                23035
7/31/02      20342         7/31/02           19926                24187

Past performance cannot guarantee comparable future results.

================================================================================

================================================================================

                                                         CLASS C SHARES
CALENDAR YEAR TOTAL RETURNS (%)                          EXCLUDING SALES CHARGES

    1995*       1996        1997        1998         1999        2000       2001
    9.12       36.44       18.88      -23.16        -3.54       28.25       9.49

                                                                 *Inception year

================================================================================

This chart (top right) compares the performance of AIM Real Estate Fund Class C shares to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period
5/1/95-7/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the S&P 500 or the NAREIT Equity Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    In addition, it is worth noting that the S&P 500 represents stocks only, whereas your fund invests primarily in the real estate investment trust (REIT) securities that produce much of their current income in the form of yields. An index of REITs, such as the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, includes all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System, regardless of management style and investment strategy.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Index performance does not reflect the effects of taxes either.

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This contract is made as of           , 200 , between A I M Advisors, Inc.
hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and [INVESCO Institutional (N.A.), Inc.] "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100 Atlanta, Georgia 30309.

     WHEREAS:

     A) Adviser has entered into an investment advisory agreement with [Registrant] (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

     C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.  Duties as Sub-Adviser.

     (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

     (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5.  Compensation.

     (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

     (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

     7.  Limitation of Liability of Sub-Adviser and
Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8.  Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall
continue in force and effect until           , 200 . Thereafter, if not
terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                            [INVESCO INSTITUTIONAL (N.A.), INC.]
Adviser                                         Sub-adviser
By:
-----------------------------------------
                                                By: ----------------------------------------------------
Name:
-----------------------------------------
                                                Name: -------------------------------------------------
Title:
-----------------------------------------       Title:
                                                --------------------------------------------------

                                   EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

                                      FUND

                                 [To Be Added]

                                                                     APPENDIX VI

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                              AIM REAL ESTATE FUND,
                        A PORTFOLIO OF AIM ADVISOR FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                      INVESCO REAL ESTATE OPPORTUNITY FUND,
                    A PORTFOLIO OF INVESCO SECTOR FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085



                       STATEMENT OF ADDITIONAL INFORMATION

        (October 21, 2003 Special Meeting of Shareholders of INVESCO Real Estate Opportunity Fund)


        This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of AIM Real Estate Fund for use in connection with the Special Meeting of Shareholders of INVESCO Real Estate Opportunity Fund to be held on October 21, 2003. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

        A Statement of Additional Information for AIM Advisor Funds dated July 21, 2003, as supplemented August 14, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

        The date of this Statement of Additional Information is August 15, 2003.

                                TABLE of CONTENTS

THE TRUST.....................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS..........................................3

TRUSTEES AND OFFICERS OF THE TRUST............................................3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS
        AND PLANS OF DISTRIBUTION.............................................3

PORTFOLIO TRANSACTIONS........................................................3

DESCRIPTION OF SHARES.........................................................3

DETERMINATION OF NET ASSET VALUE..............................................4

TAXES.........................................................................4

PERFORMANCE DATA..............................................................4

FINANCIAL INFORMATION.........................................................4


Appendix I          -      Statement of Additional Information of the Trust
Appendix II         -      Audited Financial Statements of INVESCO Real Estate Opportunity Fund

THE TRUST

This Statement of Additional Information relates to AIM Advisor Funds (the "Trust") and its investment portfolio, AIM Real Estate Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS
AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of the Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix I.

The audited financial statements of INVESCO Real Estate Opportunity Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Real Estate Opportunity Fund, dated March 31, 2003, which is incorporated herein by reference and attached hereto as Appendix II.

                                                                      APPENDIX I

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM ADVISOR FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                  -----------

This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, of each portfolio (each a "Fund", collectively the "Funds") of AIM Advisor Funds listed below. This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, of the Funds listed below. You may obtain a copy of any Prospectus for any Fund listed below from an authorized dealer or by writing to:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                  -----------

This Statement of Additional Information, dated July 21, 2003, relates to the Class A, Class B, Class C, Class R and Investor Class shares, as applicable, of the following Prospectus:

           FUND                                         Dated
           ----                                         -----
AIM International Core Equity Fund                 December 2, 2002
       AIM Real Estate Fund                         July 21, 2003

                                AIM ADVISOR FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                     PAGE
GENERAL INFORMATION ABOUT THE TRUST.............................................................................       1
     Fund History...............................................................................................       1
     Shares of Beneficial Interest..............................................................................       1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS........................................................       3
     Classification.............................................................................................       3
     Investment Strategies and Risks............................................................................       3
             Equity Investments.................................................................................       5
             Foreign Investments................................................................................       6
             Debt Investments...................................................................................       8
             Other Investments..................................................................................      11
             Investment Techniques..............................................................................      12
             Derivatives........................................................................................      15
     Fund Policies..............................................................................................      22
     Temporary Defensive Positions..............................................................................      24

MANAGEMENT OF THE TRUST.........................................................................................      24
     Board of Trustees..........................................................................................      24
     Management Information.....................................................................................      24
             Trustee Ownership of Fund Shares...................................................................      25
             Factors Considered in Approving the Investment Advisory Agreement..................................      26
     Compensation...............................................................................................      26
             Retirement Plan For Trustees.......................................................................      26
             Deferred Compensation Agreements...................................................................      27
             Purchase of Class A Shares of the Funds at Net Asset Value.........................................      27
     Codes of Ethics............................................................................................      27
     Proxy Voting Policies......................................................................................      28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................      28

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................      28
     Investment Advisor.........................................................................................      28
     Investment Sub-Advisor.....................................................................................      29
     Service Agreements.........................................................................................      30
     Other Service Providers....................................................................................      30

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................      31
     Brokerage Transactions.....................................................................................      31
     Commissions................................................................................................      32
     Brokerage Selection........................................................................................      32
     Directed Brokerage (Research Services).....................................................................      33
     Regular Brokers or Dealers.................................................................................      33
     Allocation of Portfolio Transactions.......................................................................      33
     Allocation of Initial Public Offering ("IPO") Transactions.................................................      34

PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................................      34
     Purchase and Redemption of Shares..........................................................................      34
     Offering Price.............................................................................................      50
     Redemption In Kind.........................................................................................      51
     Backup Withholding.........................................................................................      51

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS........................................................................      52
     Dividends and Distributions................................................................................      52
     Tax Matters................................................................................................      53

DISTRIBUTION OF SECURITIES......................................................................................      60
     Distribution Plans.........................................................................................      60
     Distributor................................................................................................      62

CALCULATION OF PERFORMANCE DATA.................................................................................      63

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................     A-1

TRUSTEES AND OFFICERS...........................................................................................     B-1

TRUSTEES COMPENSATION TABLE.....................................................................................     C-1

PROXY VOTING POLICIES...........................................................................................     D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................     E-1

MANAGEMENT FEES.................................................................................................     F-1

ADMINISTRATIVE SERVICES FEES....................................................................................     G-1

BROKERAGE COMMISSIONS...........................................................................................     H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF SECURITIES OF REGULAR BROKERS OR DEALERS.................     I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................     J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................     K-1

TOTAL SALES CHARGES.............................................................................................     L-1

PERFORMANCE DATA................................................................................................     M-1

FINANCIAL STATEMENTS............................................................................................      FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Advisor Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of two separate portfolios: AIM International Core Equity Fund and AIM Real Estate Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on September 19, 1989 as a Maryland corporation. Prior to August 4, 1997, the Trust was known as INVESCO Advisor Funds, Inc. and the Funds were known as INVESCO Advisor International Value Portfolio and INVESCO Advisor Real Estate Portfolio, respectively. From August 4, 1997 until September 11, 2000, the Trust was known as AIM Advisor Funds, Inc. The Trust reorganized as a Delaware business trust on September 11, 2000 and changed its name to AIM Advisor Funds. The following Funds were included in the reorganization: AIM International Core Equity Fund and AIM Real Estate Fund. As part of the reorganization, these Funds succeeded to the assets and assumed the liabilities of series portfolios with the same names (the "Predecessor Funds") of AIM Advisor Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 11, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 1, 2001, AIM International Core Equity Fund and AIM Real Estate Fund were known as AIM Advisor International Value Fund and AIM Advisor Real Estate Fund, respectively. Prior to July 1, 2002, AIM International Core Equity Fund was known as AIM International Value Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:

------------------------------------------------------------------------------------------------
               Fund                   Class A    Class B    Class C    Class R    Investor Class
------------------------------------------------------------------------------------------------
AIM International Core Equity Fund       X          X          X          X
------------------------------------------------------------------------------------------------
AIM Real Estate Fund                     X          X          X                         X
------------------------------------------------------------------------------------------------

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds --Registered Marks--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                AIM ADVISOR FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

   FUND
----------
SECURITY/                  AIM INTERNATIONAL                              AIM REAL ESTATE
INVESTMENT
TECHNIQUE                  CORE EQUITY FUND                                    FUND
-----------------------------------------------------------------------------------------
                                   EQUITY INVESTMENTS
-----------------------------------------------------------------------------------------
Common Stock                       X                                             X
-----------------------------------------------------------------------------------------
Preferred Stock                    X                                             X
-----------------------------------------------------------------------------------------
Convertible Securities             X                                             X
-----------------------------------------------------------------------------------------
Alternative Entity                 X                                             X
Securities
-----------------------------------------------------------------------------------------
                                   FOREIGN INVESTMENTS
-----------------------------------------------------------------------------------------
Foreign Securities                 X                                             X
-----------------------------------------------------------------------------------------
Foreign Government                 X                                             X
Obligations
-----------------------------------------------------------------------------------------
Foreign Exchange                   X                                             X
Transactions
-----------------------------------------------------------------------------------------
                                    DEBT INVESTMENTS
-----------------------------------------------------------------------------------------
U.S. Government                    X                                             X
Obligations
-----------------------------------------------------------------------------------------
Mortgage-Backed and                X                                             X
Asset-Backed
Securities
-----------------------------------------------------------------------------------------
Collateralized                                                                   X
Mortgage Obligations
-----------------------------------------------------------------------------------------
Investment Grade                   X                                             X
Corporate Debt
Obligations
-----------------------------------------------------------------------------------------
Liquid Assets                      X                                             X
-----------------------------------------------------------------------------------------
Junk Bonds
-----------------------------------------------------------------------------------------
                                    OTHER INVESTMENTS
-----------------------------------------------------------------------------------------
REITs                              X                                             X
-----------------------------------------------------------------------------------------
Other Investment                   X                                             X
Companies
-----------------------------------------------------------------------------------------
Defaulted Securities
-----------------------------------------------------------------------------------------
Municipal Forward
Contracts
-----------------------------------------------------------------------------------------
Variable or Floating
Rate Instruments
-----------------------------------------------------------------------------------------
Indexed Securities
-----------------------------------------------------------------------------------------
Zero-Coupon and
Pay-in-Kind Securities
-----------------------------------------------------------------------------------------
Synthetic Municipal
Instruments
-----------------------------------------------------------------------------------------
                                  INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------
Delayed Delivery                   X                                             X
Transactions
-----------------------------------------------------------------------------------------

                                AIM ADVISOR FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

   FUND
----------
SECURITY/                  AIM INTERNATIONAL                              AIM REAL ESTATE
INVESTMENT
TECHNIQUE                  CORE EQUITY FUND                                    FUND
-----------------------------------------------------------------------------------------
When-Issued Securities             X                                             X
-----------------------------------------------------------------------------------------
Short Sales                        X                                             X
-----------------------------------------------------------------------------------------
Margin Transactions

-----------------------------------------------------------------------------------------
Swap Agreements                    X                                             X
-----------------------------------------------------------------------------------------
Interfund Loans                    X                                             X
-----------------------------------------------------------------------------------------
Borrowing                          X                                             X
-----------------------------------------------------------------------------------------
Lending Portfolio                  X                                             X
Securities
-----------------------------------------------------------------------------------------
Repurchase Agreements              X                                             X
-----------------------------------------------------------------------------------------
Reverse Repurchase                 X                                             X
Agreements
-----------------------------------------------------------------------------------------
Dollar Rolls
-----------------------------------------------------------------------------------------
Illiquid Securities                X                                             X
-----------------------------------------------------------------------------------------
Rule 144A Securities               X                                             X
-----------------------------------------------------------------------------------------
Unseasoned Issuers                 X                                             X
-----------------------------------------------------------------------------------------
Portfolio Transactions
-----------------------------------------------------------------------------------------
Sale of Money Market
Securities
-----------------------------------------------------------------------------------------
Standby Commitments
-----------------------------------------------------------------------------------------
                                       DERIVATIVES
-----------------------------------------------------------------------------------------
Equity-Linked                      X                                             X
Derivatives
-----------------------------------------------------------------------------------------
Put Options                        X                                             X
-----------------------------------------------------------------------------------------
Call Options                       X                                             X
-----------------------------------------------------------------------------------------
Straddles                          X                                             X
-----------------------------------------------------------------------------------------
Warrants                           X                                             X
-----------------------------------------------------------------------------------------
Futures Contracts and              X                                             X
Options on Futures
Contracts
-----------------------------------------------------------------------------------------
Forward Currency                   X                                             X
Contracts
-----------------------------------------------------------------------------------------
Cover                              X                                             X
-----------------------------------------------------------------------------------------

         Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         Both Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

         Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         AIM Real Estate Fund may invest up to 25% of its total assets in foreign securities. AIM International Core Equity Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the

U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU") established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain) has replaced its local currency with the euro effective January 1, 2002. The replacement of currencies with the euro may cause market disruptions and adversely affect the value of securities held by a Fund.

         Risks of Developing Countries. AIM International Core Equity Fund and AIM Real Estate Fund may invest up to 20% and 5%, respectively, of their total assets in securities of companies located in developing countries. Investments in developing countries presents risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

         Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). AIM Real Estate Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the

Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even in collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         Descriptions of debt securities ratings are found in Appendix A.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).


         Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, AIM International Core Equity Fund may invest up to 15% of its total assets and AIM Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. Neither of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interests rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. The Funds may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked- to- market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         AIM Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of AIM Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and each Fund's sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33"% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33"% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) AIM International Core Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of foreign companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (7) AIM Real Estate Fund normally invests at least 80% of its assets in securities of real estate and real estate-related companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (8) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts of options thereon) that is secured by physical commodities.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, and their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and
(iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended July 31, 2002, the Audit Committee held five meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended July 31, 2002, the Investments Committee held five meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair) and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended July 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended July 31, 2002, the Committee on Directors/Trustees held six meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transition costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors")permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust, AIM Distributors, INVESCO Global Asset Management (N.A.), Inc. and INVESCO Institutional (N.A.), Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment Sub-Advisor. The investment Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisors to the Funds are not exclusive and AIM and sub-advisors are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

-----------------------------------------------------------------
           FUND NAME                  NET ASSETS      ANNUAL RATE
-----------------------------------------------------------------
AIM International Core Equity Fund    All Assets         1.00%

-----------------------------------------------------------------

AIM Real Estate Fund                  All Assets         0.90%

-----------------------------------------------------------------

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

         Effective August 4, 1997, AIM became the investment advisor for the Funds pursuant to an investment advisory agreement with terms substantially identical to those of the Trust's prior investment advisory contracts with INVESCO Services, Inc. INVESCO Global Asset Management (N.A.), Inc. is the sub-advisor for AIM International Core Equity Fund. INVESCO Institutional (N.A.) Inc. (formerly known as INVESCO, Inc.) is the sub-advisor for AIM Real Estate Fund.

INVESTMENT SUB-ADVISOR

         AIM has entered into Master Sub-Advisory contracts with INVESCO Global Asset Management (N.A.), Inc. ("IGAM") and INVESCO Institutional (N.A.), Inc. ("INVESCO, Inc.") (each, a "Sub-Advisor"; collectively, the "Sub-Advisors") to provide investment sub-advisory services to AIM International Core Equity Fund and AIM Real Estate Fund, respectively.

         IGAM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IGAM provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

         INVESCO, Inc. is registered as an investment advisor under the Advisers Act. INVESCO, Inc. believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Funds are supervised by investment managers who utilize INVESCO, Inc.'s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

         AIM, INVESCO, Inc. and IGAM are indirect wholly owned subsidiaries of AMVESCAP (formerly, AMVESCO PLC and INVESCO PLC).

         For the services to be rendered by IGAM and INVESCO, Inc. under their respective Master Sub-Advisory Contracts, the Advisor will pay to each Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for each of the AIM International Core Equity Fund and AIM Real Estate Fund.

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last four fiscal periods are found in Appendix F.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last four fiscal periods are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM or the Sub-Advisors make decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last four fiscal periods are found in Appendix H.

COMMISSIONS

         During the last four fiscal periods, neither of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended July 31, 2002 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended July 31, 2002 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an initial public offering for the Funds or other clients, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Funds or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients. (Such methods may include, for example, pro-rata allocation on each relevant trade, or "rotational" allocation).

         The requirement of pro-rata allocation is subject to limited exceptions
- such as when the Funds or accounts are subject to special investment objectives or size constraints on investment positions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund                   AIM International Core Equity Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund                         AIM Large Cap Basic Value Fund
AIM Blue Chip Fund                           AIM Large Cap Growth Fund
AIM Capital Development Fund                 AIM Libra Fund
AIM Charter Fund                             AIM Mid Cap Basic Value Fund
AIM Constellation Fund                       AIM Mid Cap Core Equity Fund
AIM Dent Demographic Trends Fund             AIM Mid Cap Growth Fund
AIM Diversified Dividend Fund                AIM New Technology Fund
AIM Emerging Growth Fund                     AIM Opportunities I Fund
AIM European Growth Fund                     AIM Opportunities II Fund
AIM European Small Company Fund              AIM Opportunities III Fund
AIM Global Utilities Fund                    AIM Premier Equity Fund
AIM Global Value Fund                        AIM Premier Equity II Fund
AIM International Emerging Growth Fund       AIM Select Equity Fund
AIM International Growth Fund                AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Weingarten Fund

                                                                           Dealer
                                          Investor's Sales Charge       Concession
                                          -----------------------      -------------
                                             As a           As a           As a
                                          Percentage     Percentage     Percentage
                                         of the Public   of the Net    of the Public
      Amount of Investment in              Offering        Amount         Offering
       Single Transaction(1)                 Price        Invested         Price
     -------------------------           -------------   ----------    -------------
              Less than $    25,000         5.50%           5.82%         4.75%
$  25,000 but less than $    50,000         5.25            5.54          4.50
$  50,000 but less than $   100,000         4.75            4.99          4.00
$ 100,000 but less than $   250,000         3.75            3.90          3.00
$ 250,000 but less than $   500,000         3.00            3.09          2.50
$ 500,000 but less than $ 1,000,000         2.00            2.04          1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                        AIM Global Trends Fund
AIM Basic Balanced Fund                  AIM High Income Municipal Fund
AIM Developing Markets Fund              AIM High Yield Fund
AIM Global Aggressive Growth Fund        AIM Income Fund
AIM Global Energy Fund                   AIM Intermediate Government Fund
AIM Global Financial Services Fund       AIM Municipal Bond Fund
AIM Global Growth Fund                   AIM Real Estate Fund
AIM Global Health Care Fund              AIM Total Return Bond Fund
AIM Global Science and Technology
   Fund

                                                                           Dealer
                                          Investor's Sales Charge       Concession
                                         --------------------------       ----------
                                             As a           As a            As a
                                          Percentage     Percentage     Percentage
                                         of the Public   of the Net    of the Public
     Amount of Investment in               Offering        Amount        Offering
        Single Transaction                   Price        Invested         Price
     ----------------------              -------------   ----------    -------------
             Less than $   50,000             4.75%        4.99%         4.00%
$ 50,000 but less than $  100,000             4.00         4.17          3.25
$100,000 but less than $  250,000             3.75         3.90          3.00
$250,000 but less than $  500,000             2.50         2.56          2.00
$500,000 but less than $1,000,000             2.00         2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                          Dealer
                                          Investor's Sales Charge       Concession
                                         -------------------------     -------------
                                             As a           As a           As a
                                          Percentage     Percentage     Percentage
                                         of the Public   of the Net    of the Public
    Amount of Investment in                Offering        Amount        Offering
      Single Transaction                     Price        Invested         Price
      ------------------                 -------------   ----------    -------------
             Less than $  100,000            1.00%          1.01%          0.75%
$100,000 but less than $  250,000            0.75           0.76           0.50
$250,000 but less than $1,000,000            0.50           0.50           0.40

         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund was closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, the shares generally will be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

                   1% of the first $2 million

                   plus 0.80% of the next $1 million

                   plus 0.50% of the next $17 million

                   plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category 1 or 11 Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                      0.50% of the first $20 million

                      plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         - an individual (including his or her spouse or domestic partner, and children);

         - any trust established exclusively for the benefit of an individual;

         - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

              a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

              b. each transmittal is accompanied by a single check or wire transfer; and

              c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

OTHER GROUPS

         - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

              a. the organization has been in existence for at least six months; and

              b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by(i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         Canceling the LOI

         - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

         - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

         LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A Shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 monthholding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Fundsat net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

         - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

         - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         -    AIM Management and its affiliates, or their clients;

         - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds -- Registered Trademark --, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         - Any current or retired officer, director, or employee (and members of their immediate family) ofDST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

         - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

         -    Purchases through approved fee-based programs;

         - Employee sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

              a.  a plan's initial investment is at least $1 million;

              b.  the employer or plan sponsor signs a $1 million LOI;

              c. there are at least 100 employees eligible to participate in the plan; or

              d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

              e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

              f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

         - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

         - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

         -    Shareholders of Investor Class shares of an AIM Fund;

         - Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code; and

         - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

         - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

         -    the reinvestment of dividends and distributions from a Fund;

         -    exchanges of shares of certain Funds;

         -    use of the reinstatement privilege; or

         -    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

         Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

         Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another

AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund. See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

            0.75% of the first $5 million

            plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge. or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

         Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at
(800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

         Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001, and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A Shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         - Redemptions of shares of Category I or II Funds held more than 18 months;

         - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         -    Redemptions from private foundations or endowment funds;

         - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         - Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 with respect to Category III Funds, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares;

         - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         - Redemptions of shares of Category I or II Funds held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section
              1.401(k)-1(d)(2));

         - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

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

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly knows as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

         -    Investment account(s) of AIM.

CDSCs will not apply to the following redemptions of Class C shares:

         - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403 or 457 of the Code;

         - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

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

         CDSCs will not apply to the following redemptions of Class R shares:

         - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

         General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information an documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on July 31, 2002, AIM Real Estate Fund - Class A shares had a net asset value per share of $15.25. The offering price, assuming an initial sales charge of 4.75%, therefore was $16.01.

         Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices

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

furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the

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

Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of AIM International Core Equity Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not

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

have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         AIM Real Estate Fund makes quarterly distributions of its net investment income typically during the months of March, June, September and December. For taxable clients, a portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income.

         Distributions paid by a fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has

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

underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that

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

was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital

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

gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Funds' fiscal year ending July 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on June 10, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

             FUND                          CLASS A    CLASS B          CLASS C      CLASS R    INVESTOR CLASS
             ----                          -------    -------          -------      -------    --------------
AIM International Core Equity Fund          0.35%      1.00%            1.00%        0.50%           N/A
AIM Real Estate Fund                        0.35       1.00             1.00          N/A           0.25%

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended July 31, 2002 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended July 31, 2002.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last four fiscal periods are found in Appendix L.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T)  = ERV

Where           P       =    a hypothetical initial payment of $1,000;

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);

                n       =    number of years; and

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflect

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

the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U)  = ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V) = ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

Calculation of Certain Performance Data

         AIM International Core Equity Fund may use a restated or a blended performance calculation to derive certain performance data shown for its Class R shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

         AIM Real Estate Fund may use a restated or a blended performance calculation to derive certain performance data shown for its Investor Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                        n
                                  P(1+T)  = ATV(D)

where       P      =     a hypothetical initial payment of $1,000 ;

            T      =     average annual total return (after taxes on
                         distributions);

            n      =     number of years; and

            ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T)  = ATV(DR)

where      P       =     a hypothetical initial payment of $1,000;

           T       =     average annual total return (after taxes on
                         distributions and redemption);

           n       =     number of years; and

           ATV(DR) =     ending value of a hypothetical $1,000 payment made at
                         the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five, and ten year periods (or since inception if less than ten years) ended January 31, 2003 are found in Appendix M.

         Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

               b   =    expenses accrued during period (net of reimbursements).

               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

               d   =    the maximum offering price per share on the last day of
                        the period.

               The yields and distribution rates for each class of AIM Real Estate Fund for the 30 day period ended January 31, 2003 are found in Appendix M.

         Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly increase these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may decrease the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age                Forbes                          New York Times
Barron's                       Fortune                         Pension World
Best's Review                  Hartford Courant                Pensions & Investments
Broker World                   Inc.                            Personal Investor
Business Week                  Institutional Investor          Philadelphia Inquirer
Changing Times                 Insurance Forum                 USA Today
Christian Science Monitor      Insurance Week                  U.S. News & World Report
Consumer Reports               Investor's Business Daily       Wall Street Journal
Economist                      Journal of the American         Washington Post
FACS of the Week               Society of CLU & ChFC           CNN
Financial Planning             Kiplinger Letter                CNBC
Financial Product News         Money                           PBS
Financial Services Week        Mutual Fund Forecaster
Financial World                Nation's Business

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

  Bank Rate Monitor                 Stanger
  Donoghue's                        Weisenberger
  Mutual Fund Values (Morningstar)  Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

  Lipper International Fund Index
  Lipper Real Estate Fund Index
  Morgan Stanley Real Estate Index


MSCI EAFE Index
NAREIT Equity Index
Standard & Poor's 500 Index


         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1:   Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

           Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A:   Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B:   Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C:   Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA:     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:       Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:     Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1:     This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:       Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:       Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1:    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:     Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:     Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:       Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:       Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

    The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities, if any.

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                             OTHER DIRECTORSHIP(S)
        TRUST                      SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------------

Robert H. Graham(1) -- 1946         1997     Director and Chairman, A I M Management Group      None
Trustee, Chairman and                        Inc. (financial services holding company);
President                                    Director and Vice Chairman, AMVESCAP PLC and
                                             Chairman of AMVESCAP PLC - AIM Division (parent
                                             of AIM and a global investment management firm)

                                             Formerly: President and Chief Executive
                                             Officer, A I M Management Group Inc.;
                                             Director, Chairman and President, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director and Chairman, A I M
                                             Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), A I M Fund
                                             Services, Inc., (registered transfer agent),
                                             and Fund Management Company (registered
                                             broker dealer); and Chief Executive Officer,
                                             AMVESCAP PLC - Managed Products

------------------------------------------------------------------------------------------------------------------------------------

Mark H. Williamson(2) -- 1951       2003     Director, President and Chief Executive Officer,   Director and Chairman, INVESCO
Trustee and Executive Vice                   A I M Management Group Inc. (financial services    Bond Funds, Inc., INVESCO
President                                    holding company); Director, Chairman and           Combination Stock & Bond Funds,
                                             President, A I M Advisors, Inc. (registered        Inc., INVESCO Counselor Series
                                             investment advisor); Director, A I M Capital       Funds, Inc.; INVESCO International
                                             Management Inc. (registered investment advisor)    Funds, Inc., INVESCO Manager
                                             and A I M Distributors, Inc. (registered broker    Series Funds, Inc., INVESCO Money
                                             dealer), Director and Chairman, A I M Fund         Market Funds, Inc., INVESCO Sector
                                             Services, Inc. (registered transfer agent), and    Funds, Inc., INVESCO Stock Funds,
                                             Fund Management Company (registered broker         Inc., INVESCO Treasurer's Series
                                             dealer); and Chief Executive Officer, AMVESCAP     Funds, Inc. and INVESCO Variable
                                             PLC - AIM Division (parent of AIM and a global     Investment Funds, Inc.
                                             investment management firm);

                                             Formerly: Director, Chairman, President and
                                             Chief Executive Officer, INVESCO Funds Group,
                                             Inc.; and INVESCO Distributors, Inc.; Chief
                                             Executive Officer, AMVESCAP PLC - Managed
                                             Products; Chairman and Chief Executive Officer
                                             of NationsBanc Advisors, Inc.;
------------------------------------------------------------------------------------------------------------------------------------

------------------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                              OTHER DIRECTORSHIP(S)
        TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             Chairman Of NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Frank S. Bayley -- 1939             2001      Of Counsel, law firm of Baker & McKenzie          Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
------------------------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett -- 1944          1997      Chairman, Crockett Technology Associates           ACE Limited (insurance company);
Trustee                                      (technology consulting company)                    and Captaris, Inc. (unified
                                                                                                messaging provider)
------------------------------------------------------------------------------------------------------------------------------------

Albert R. Dowden -- 1941           2000      Director, Magellan Insurance Company; Member of    Cortland Trust, Inc. (registered
Trustee                                      Advisory Board of Rotary Power International       investment company)
                                             (designer, manufacturer, and seller of rotary
                                             power engines); and Director, The Boss Group
                                             (private equity group) and Annuity & Life Re
                                             (Holdings), Ltd. (re-insurance company)

                                             Formerly : Director, President and Chief
                                             Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo; and
                                             director of various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr. -- 1935        1998      Formerly: Chairman, Mercantile Mortgage Corp.;     None
Trustee                                      President and Chief Operating Officer,
                                             Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------------

Jack M. Fields -- 1952             1997      Chief Executive Officer, Twenty First Century      Administaff
Trustee                                      Group, Inc. (government affairs company) and
                                             Texana Timber LP

------------------------------------------------------------------------------------------------------------------------------------

Carl Frischling -- 1937            1997      Partner, law firm of Kramer Levin Naftalis and     Cortland Trust, Inc. (registered
Trustee                                      Frankel LLP                                        investment company)
------------------------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis -- 1950         1998      Formerly, : Chief Executive Officer, YWCA of the   None
Trustee                                      USA

------------------------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock -- 1942           1997      Partner, law firm of Pennock & Cooper              None
Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                       OTHER DIRECTORSHIP(S)
        TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935            2001      Retired                                                     None
Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Louis S. Sklar -- 1939             1997      Executive Vice President, Hines (real estate                None
Trustee                                      development company)
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

Kevin M. Carome(3) - 1956          2003      Director, Senior Vice President, Secretary and              N/A
Senior Vice President                        General Counsel, A I M Management Group Inc.
                                             (financial services holding company) and
                                             A I M Advisors, Inc.; Vice President,
                                             A I M Capital Management, Inc.,
                                             A I M Distributors, Inc. and A I M Fund Services
                                             Inc.; and Director, Vice President and General
                                             Counsel, Fund Management Company
                                             Formerly: Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------------

Gary T. Crum(4) -- 1947            1997      Director, Chairman and Director of Investments,             N/A
Senior Vice President                        A I M Capital Management, Inc.; Director and
                                             Executive Vice President, A I M Management Group
                                             Inc.; Director and Senior Vice President, A I M
                                             Advisors, Inc.; and Director, A I M
                                             Distributors, Inc. and AMVESCAP PLC;
                                             Formerly: Chief Executive Officer and President,
                                             A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Robert G. Alley -- 1948            1997      Managing Director and Chief Fixed Income                    N/A
Vice President                               Officer, A I M Capital Management, Inc.; and
                                             Vice President, A I M Advisors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Stuart W. Coco -- 1955             1997      Managing Director and Chief Research Officer -              N/A
Vice President                               Fixed Income,, A I M Capital Management, Inc.;
                                             and Vice President, A I M Advisors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Melville B. Cox -- 1943            1997      Vice President and Chief Compliance Officer,                N/A
Vice President                               A I M Advisors, Inc. and A I M Capital
                                             Management, Inc.; and Vice President, A I M Fund
                                             Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------
(3)      Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(4)      Information is current as of January 10, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                  TRUSTEE
 NAME, YEAR OF BIRTH AND           AND/OR
POSITION(S) HELD WITH THE         OFFICER                                                       OTHER DIRECTORSHIP(S)
        TRUST                      SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Karen Dunn Kelley -- 1960          1997      Managing Director and Chief Cash Management                 N/A
Vice President                               Officer, A I M Capital Management, Inc.;
                                             Director and President, Fund Management Company;
                                             and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Edgar M. Larsen4 -- 1940           1999      Vice President, A I M Advisors, Inc.; and                   N/A
Vice President                               President, Chief Executive Officer and Chief
                                             Investment Officer, A I M Capital Management,
                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------

Dana R. Sutton -- 1959             1997      Vice President and Fund Treasurer, A I M                    N/A
Vice President and Treasurer                 Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Nancy L. Martin5 - 1957            2003      Vice President, A I M Advisors, Inc.; and Vice              N/A
Secretary                                    President and General Counsel, A I M Capital
                                             Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------
(4)      Information is current as of January 10, 2003.

(5)      Ms. Martin became Secretary of the Trust on April 1, 2003

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                               EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY SECURITIES                       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                                  PER FUND                       IN THE AIM FAMILY OF FUNDS --REGISTERED TRADEMARK--
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Graham                                   -0-                                              Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson                                 -0-                                            $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley                                    -0-                                            $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                  -0-                                               $1 - $10,000
------------------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                   -0-                                            $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                                -0-                                             Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Jack M. Fields                                     -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Carl Frischling                                    -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                 -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                   -0-                                           $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                    -0-                                               $1 -$10,000
------------------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                     -0-                                            Over $100,000(6)
------------------------------------------------------------------------------------------------------------------------------------

----------------------
(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEES COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                               RETIREMENT
                                AGGREGATE       BENEFITS                 ESTIMATED                TOTAL
                              COMPENSATION       ACCRUED                  ANNUAL               COMPENSATION
                                FROM THE         BY ALL                BENEFITS UPON             FROM ALL
    TRUSTEE                     TRUST(1)      AIM FUNDS(2)              RETIREMENT(3)          AIM FUNDS(4)
-----------------------------------------------------------------------------------------------------------
Frank S. Bayley                 $ 1,491     $     142,800                $  90,000               $150,000
-----------------------------------------------------------------------------------------------------------
Bruce L. Crockett                 1,904            50,132                $  90,000                149,000
-----------------------------------------------------------------------------------------------------------
Albert R. Dowden                  1,904            57,955                $  90,000                150,000
-----------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.               1,904            94,149                $  90,000                149,000
-----------------------------------------------------------------------------------------------------------
Jack M. Fields                    1,897            29,153                $  90,000                153,000
-----------------------------------------------------------------------------------------------------------
Carl Frischling(5)                1,897            74,511                $  90,000                150,000
-----------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                1,904            33,931                $  90,000                150,000
-----------------------------------------------------------------------------------------------------------
Lewis F. Pennock                  1,953            54,802                $  90,000                154,000
-----------------------------------------------------------------------------------------------------------
Ruth H. Quigley                   1,498           142,502                $  90,000                153,000
-----------------------------------------------------------------------------------------------------------
Louis S. Sklar                    1,953            78,500                $  90,000                153,000
-----------------------------------------------------------------------------------------------------------

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended July 31, 2002, including earnings, was $10,027.

(2) During the fiscal year ended July 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $219.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.


(5) During the fiscal year ended July 31, 2002, the Trust paid $6,079 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

         The Proxy Voting Policies applicable to each Fund follow:

                                 GENERAL POLICY

         INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

         As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

         INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

         INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   BACKGROUND

         ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

         Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

         In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

         In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

         In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

         In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

                               PROXY VOTING POLICY

         Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

                                 PROXY COMMITTEE

         The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

         The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

         The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

         The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              CONFLICTS OF INTEREST

         In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

         Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

         In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

         In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

         Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                             PROXY VOTING PROCEDURES

The Proxy Manager will:

         -    Vote proxies;

         - Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

         - Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

         - If requested, provide to clients a report of the proxies voted on their behalf.

                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.   CORPORATE GOVERNANCE

              INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

              INVESCO will generally vote FOR

                  -  Annual election of directors

                  -  Appointment of auditors

                  - Indemnification of management or directors or both against negligent or unreasonable action

                  -  Confidentiality of voting

                  -  Equal access to proxy statements

                  -  Cumulative voting

                  -  Declassification of Boards

                  -  Majority of Independent Directors

              INVESCO WILL GENERALLY VOTE AGAINST

                  - Removal of directors from office only for cause or by a supermajority vote

                  -  "Sweeteners" to attract support for proposals

                  -  Unequal voting rights proposals ("superstock")

                  -  Staggered or classified election of directors

                  - Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

                  -  Proposals to vote unmarked proxies in favor of management

                  -  Proposals to eliminate existing pre-emptive rights

         II.  TAKEOVER DEFENSE AND RELATED ACTIONS

              INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which
              (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

              INVESCO will generally vote FOR

                  -  Fair price provisions

                  - Certain increases in authorized shares and/or creation of new classes of common or preferred stock

                  -  Proposals to eliminate greenmail provisions

                  -  Proposals to eliminate poison pill provisions

                  - Proposals to re-evaluate or eliminate in-place "shark repellents"

              INVESCO will generally vote AGAINST

                  - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

                  - Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

         III. COMPENSATION PLANS

              INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

              INVESCO will generally vote FOR

                  -  Stock option plans and/or stock appreciation right plans

                  - Profit incentive plans provided the option is priced at 100% fair market value

                  - Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

                  -  Profit sharing, thrift or similar savings plans

              INVESCO will generally vote AGAINST

                  - Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

                  - Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

                  - Proposals creating an unusually favorable compensation structure in advance of a sale of the company

                  - Proposals that fail to link executive compensation to management performance

                  - Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

                  - Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

                  - Adoption of a stock purchase plan at less than 85% of fair market value

         IV.  CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

              INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

              INVESCO will generally vote FOR

                  - Proposals to reincorporate or reorganize into a holding company

                  - Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

              INVESCO will generally vote AGAINST

                  - Proposals designed to discourage mergers and acquisitions in advance

                  - Proposals to change state of incorporation to a state less favorable to shareholders' interests

                  - Reincorporating in another state to implement anti-takeover measures

         V.   SOCIAL RESPONSIBILITY

              INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable.

              However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

              INVESCO will generally vote FOR

                  -  International Labor Organization Principles

                  - Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                  -  Expanding EEO/Social Responsibility Reporting

                                 RECORD KEEPING

         The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of June 24, 2003.

AIM INTERNATIONAL CORE EQUITY FUND

----------------------------------------------------------------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C           CLASS R
                                               SHARES             SHARES             SHARES            SHARES*
----------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD             RECORD
----------------------------------------------------------------------------------------------------------------
Airbrush Images, Inc. 401k
Daniel E. Henrichs TTEE                            -                  -                  -              11.12%
850 N. FM 3083
Conroe, TX   77307-1850
-------------------------------------------------------------------------------------------------------------

AMVESCAP Natl Trust Co
FBO Equator Technologies, Inc.
401(k) Retirement Plan                             -                  -                  -              12.28%
P.O. Box 105779
Atlanta, GA 30348-5779
-------------------------------------------------------------------------------------------------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers              13.67%             10.34%             49.00%                -
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------

Reliance Trust Company Cust
FBO William  J. Kamm and Sons Inc 401k Plan        -                  -                  -              31.68%
P.O. Box 48529
Atlanta, GA 30362-1529
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C           CLASS R
                                               SHARES             SHARES             SHARES            SHARES*
----------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD             RECORD
----------------------------------------------------------------------------------------------------------------
Sheikh Rahman TTEE
FBO SAR Engineering Inc
401k Plan                                          -                  -                  -              10.26%
10 Granite Street
Quincy, MA 02169-5021
-------------------------------------------------------------------------------------------------------------

Walsh & Sons Construction Corp
Forfeiture Acct                                    -                  -                  -               5.05%
3209 Vestal Parkway, E
Vestal, NY   13850-2154
-------------------------------------------------------------------------------------------------------------

*    Class R shares of the Fund became available on June 3, 2002.

AIM REAL ESTATE FUND

-------------------------------------------------------------------------------------------------------------------
                                               CLASS A            CLASS B            CLASS C       INVESTOR CLASS
                                               SHARES             SHARES             SHARES            SHARES**
-------------------------------------------------------------------------------------------------------------------
                                             PERCENTAGE         PERCENTAGE         PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF           OWNED OF           OWNED OF           OWNED OF
PRINCIPAL HOLDER                               RECORD             RECORD             RECORD             RECORD
-------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.
Reinvestment Account                           14.59%                 -                  -               N/A
101 Montgomery Street
San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                          -                  -              10.20%              N/A
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246
-------------------------------------------------------------------------------------------------------------------

Citigroup   Global Markets House
Acct 00109801250
Attn: Cindy Tempesta, 7th Floor                    -                  -               5.26%              N/A
333 West 34th Street
New York, NY 10001-2402
--------------------------------------------------------------------------------------------------------------------

**Investor Class shares of the Fund became available on July 15, 2003.

MANAGEMENT OWNERSHIP

         As of May 30, 2003, the trustees and officers as a group owned less than 1% of the shares of any Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

         For the last four fiscal periods (1), the management fees payable by each Fund were as follows:

-----------------------------------------------------------------------------------------------------------------
FUND NAME                   JULY 31, 2002          JULY 31, 2001        JULY 31, 2000          DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                              MANAGEMENT             MANAGEMENT           MANAGEMENT               MANAGEMENT
                             FEE PAYABLE            FEE PAYABLE          FEE PAYABLE              FEE PAYABLE
-----------------------------------------------------------------------------------------------------------------
AIM International              $ 947,030            $ 1,124,443            $ 773,221                $1,307,027
Core Equity Fund
-----------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund             903,720                538,600              249,957                   473,704
-----------------------------------------------------------------------------------------------------------------

(1) During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last four fiscal periods(1):

----------------------------------------------------------------------------------------------------------------

                                        JULY 31,         JULY 31,          JULY 31,       JULY 1 TO DECEMBER 31,
      FUND NAME                          2002             2001              2000                   1999
----------------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund      $50,000          $50,000           $29,098                $25,721
----------------------------------------------------------------------------------------------------------------

AIM Real Estate Fund                    $50,000          $50,000           $29,098                $25,205
----------------------------------------------------------------------------------------------------------------

(1) During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

Brokerage commissions (1) paid by each of the Funds listed below during the last four fiscal periods(2) were as follows:

                                                JULY 31,            JULY 31,         JULY 31,         DECEMBER 31,
                    FUND                          2002                2001             2000              1999
                    ----                       -----------         ----------       -----------       ------------
AIM Internationa(l) Core Equity Fund........   $    70,471         $   82,830       $   93,172         $  82,505
AIM Real Estate Fund(3).....................       441,056            177,266           84,381           157,871

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) During 2000, the Trust fiscal year end was changed from December 31st to July 31st.

(3) The increase in brokerage commissions paid by AIM Real Estate Fund for the fiscal year ended July 31, 2002, as compared to the two prior years, was due to increased asset levels. The investment of additional cash generated more commissions.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASE OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended July 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research statistics and other information:

                                                                                  Related
               Fund                                Transactions              Brokerage Commissions
               ----                                ------------              ---------------------
AIM International Core Equity Fund                $     2,037,434               $       3,307
AIM Real Estate Fund                                   78,197,205                     159,175

         During the last fiscal year ended July 31, 2002, neither of the Funds purchased securities of their "regular" brokers or dealers.

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended July 31, 2002 follows:

                                         CLASS A     CLASS B      CLASS C     CLASS R
                 FUND                    SHARES      SHARES       SHARES      SHARES
                 ----                    -------     -------      -------     -------
AIM International Core Equity Fund(1)   $112,486    $108,029    $ 517,597    $     7
AIM Real Estate Fund                     153,147     300,302      266,268        N/A

(1) Information on Class R shares in the table is for the period June 3, 2002 (the date Class R shares commenced operations) to July 31, 2002.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended July 31, 2002, follows:

                                                    PRINTING &              UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS   COMPENSATION   COMPENSATION
                                     -----------     -------     --------   ------------   ------------
AIM International Core Equity Fund   $     6,450   $       723   $  2,583   $        -0-   $    102,730
AIM Real Estate Fund                      14,154         1,360      5,171            -0-        132,462

         An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended July 31, 2002, follows:

                                                    PRINTING &              UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS   COMPENSATION   COMPENSATION
                                     -----------     -------     --------   ------------   ------------
AIM International Core Equity Fund   $       -0-   $       -0-   $    -0-   $     81,022   $     27,007
AIM Real Estate Fund                       8,325           954      2,651        225,226         63,146

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended July 31, 2002, follows:

                                                    PRINTING &              UNDERWRITERS     DEALERS
                                     ADVERTISING     MAILING     SEMINARS   COMPENSATION   COMPENSATION
                                     -----------     -------     --------   ------------   ------------
AIM International Core Equity Fund   $     2,509   $       269   $    855   $     19,233   $    494,731
AIM Real Estate Fund                       6,319           688      1,911         42,041        215,309

         Class R shares of AIM International Core Equity Fund commenced operations on June 3, 2002. The fees paid by Class R shares of the Fund for the above noted categories during the fiscal year ended July 31, 2002 were $7.00.

                                   APPENDIX L

                               TOTAL SALES CHARGES

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last four fiscal periods(1):

----------------------------------------------------------------------------------------------------------------------
                           JULY 31, 2002          JULY 31, 2001            JULY 31, 2000          DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
                         SALES      AMOUNT      SALES      AMOUNT       SALES        AMOUNT       SALES       AMOUNT
                        CHARGES    RETAINED    CHARGES    RETAINED     CHARGES      RETAINED     CHARGES     RETAINED
----------------------------------------------------------------------------------------------------------------------
AIM Internationa(l)   $  100,266  $   15,658  $  77,964  $   12,328  $ 7,582,977  $ 1,348,605  $ 4,738,340  $  823,856
Core Equity Fund
----------------------------------------------------------------------------------------------------------------------
AIM Real Estate          574,475      94,833    101,685      17,940          N/A          N/A          N/A         N/A
Fund
----------------------------------------------------------------------------------------------------------------------

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last four fiscal periods(1):

                                                          JULY 31,     JULY 31,     JULY 31,    DECEMBER 31,
                                                            2002         2001         2000          1999
                                                            ----         ----         ----          ----
AIM International Core Equity Fund(2)................    $    4,037   $   18,379   $  284,148   $    150,341
AIM Real Estate Fund.................................         4,318        5,332          N/A            N/A

1. During 2000, the Trust's fiscal year end was changed from December 31st to July 31st.

2. Information on Class R shares in the table above is for the period June 3, 2002 (the date Class R shares commenced operations) to July 31, 2002.

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                           -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS A SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.82%      -4.26%     N/A         -1.19%   12/31/96
AIM Real Estate Fund                    0.78         1.89      N/A          4.45    12/31/96

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                           -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -17.92%      N/A         N/A        -5.59%   03/03/98
AIM Real Estate Fund                    0.18       N/A         N/A         2.22    03/03/98

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                           -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS C SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -14.47%      -3.90%     N/A          3.08%   05/01/95
AIM Real Estate Fund                     4.12        2.17      N/A          9.00    05/01/95

         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for the Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003 *
                                                        ------------------
                                                                         SINCE     INCEPTION
         CLASS R SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE**
         --------------               ------     -------    --------   ---------     ------
AIM International Core Equity Fund     -13.07%      -3.29%     N/A         -0.40%   12/31/96

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to June 3, 2002) at the net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.

**The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.

         The average annual total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003*
                                                        -----------------
                                                                         SINCE    INCEPTION
INVESTOR CLASS R SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
-----------------------               -----------------------------------------------------
AIM Real Estate Fund                   5.80%       2.89%       N/A        5.29%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS A SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -17.82%     -19.55%      N/A        -7.03%   12/31/96
AIM Real Estate Fund                    0.78        9.82       N/A        30.32    12/31/96

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.92%     N/A         N/A        -24.63%   03/03/98
AIM Real Estate Fund                     0.18      N/A         N/A         11.38    03/03/98

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
         CLASS C SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
         --------------               ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -14.47%     -18.03%     N/A        -26.52%   05/01/95
AIM Real Estate Fund                     4.12       11.32      N/A         95.04    05/01/95

         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for the Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception is less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003 *
                                                        ------------------
                                                                         SINCE     INCEPTION
         CLASS R SHARES:              1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
         --------------               ------     -------    --------   ---------    ------
AIM International Core Equity Fund     -13.07%     -15.39%     N/A         -2.43%   12/31/96

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class R shares since June 3, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.

** The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is June 3, 2002.

         The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003 *
                                                        ------------------
                                                                         SINCE     INCEPTION
       INVESTOR CLASS SHARES:         1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
--------------------------------------------------------------------------------------------
AIM Real Estate Fund                     5.80%      15.32%       N/A       36.81%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS A SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.82%      -5.09%     N/A         -2.00%   12/31/96
AIM Real Estate Fund                    -0.39        0.21      N/A          2.59    12/31/96

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS B SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund     -17.92%     N/A         N/A         -6.35%   03/03/98
AIM Real Estate Fund                    -0.78      N/A         N/A          0.77    03/03/98

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS C SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------   ---------
AIM International Core Equity Fund     -14.47%      -4.64%     N/A          2.49%   05/01/95
AIM Real Estate Fund                     3.15        0.77      N/A          7.45    05/01/95

         The average annual total returns (after taxes on distribution) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003*
                                                        -----------------
                                                                         SINCE     INCEPTION
      INVESTOR CLASS SHARES:          1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
      --------------------------------------------------------------------------------------
AIM Real Estate Fund                     4.57%       1.19%     N/A          3.42%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS A SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -10.94%     -3.36%       N/A       -1.00%    12/31/96
AIM Real Estate Fund                    0.50       0.61        N/A        2.63     12/31/96

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS B SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund    -11.00%      N/A         N/A       -4.33%     03/03/98
AIM Real Estate Fund                    0.12       N/A         N/A        1.00      03/03/98

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                         January 31, 2003
                                                         ----------------
                                                                         SINCE     INCEPTION
          CLASS C SHARES:             1 YEAR     5 YEARS    10 YEARS   INCEPTION     DATE
          --------------              ------     -------    --------   ---------     ----
AIM International Core Equity Fund      -8.88%      -3.03%     N/A          2.51%   05/01/95
AIM Real Estate Fund                     2.54        0.99      N/A          6.68    05/01/95

         The average annual total returns (after taxes on distribution and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended January 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          -------------
                                                        January 31, 2003*
                                                        -----------------
                                                                         SINCE     INCEPTION
       INVESTOR CLASS SHARES:         1 YEAR     5 YEARS    10 YEARS   INCEPTION    DATE**
       -------------------------------------------------------------------------------------
AIM Real Estate Fund                     3.58%       1.40%     N/A          3.31%   12/31/96

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

**The inception date shown in the table is that of the Fund's Class A shares.

YIELDS

         The yield and distribution rate at offering price of the named Fund are as follows:

                                                    PERIODS ENDED
                                                    -------------
                                                  January 31, 2003
                                                  ----------------
                                      CLASS A     CLASS B     CLASS C    INVESTOR CLASS
                                      -------     -------     -------    --------------
AIM Real Estate Fund
       30-Day SEC Yield                   3.13%       2.63%       2.63%       N/A
       Distribution Rate*                 3.17        2.64        2.64        N/A

* Based on the 90-day period ended January 31, 2003.

         Yield information on Investor Class shares is not reflected in the table above since Investor Class shares have not yet commenced operations.

                              FINANCIAL STATEMENTS

         Pursuant to Rule 3-03(d) of Regulation S-X unaudited financials for the period ended January 31, 2003, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended July 31, 2002. Such financials reflect all adjustments which are of a normal recurring nature and which are, in the opinion of management, necessary to a fair statement of the results for the periods presented.

                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM International Core Equity Fund
And Board of Trustees of AIM Advisors Funds:

We have audited the accompanying statement of assets and liabilities of AIM International Core Equity Fund (a portfolio of AIM Advisors Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Core Equity Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.11%

AUSTRALIA-1.97%

National Australia Bank Ltd.-ADR (Banks)           19,650   $ 1,781,272
=======================================================================

BRAZIL-1.67%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)(a)                              25,400       622,300
-----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated
  Oil & Gas)                                       67,000       884,400
=======================================================================
                                                              1,506,700
=======================================================================

DENMARK-1.14%

Danske Bank A.S. (Banks)                           57,200     1,031,105
=======================================================================

FRANCE-8.40%

Compagnie de Saint-Gobain (Building
  Products)(a)                                     36,000     1,072,536
-----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin-Class B (Tires & Rubber)                50,500     1,996,662
-----------------------------------------------------------------------
Societe Generale-ADR (Banks)                      170,000     1,900,056
-----------------------------------------------------------------------
TotalFinaElf S.A.-ADR (Integrated Oil & Gas)       36,000     2,611,800
=======================================================================
                                                              7,581,054
=======================================================================

GERMANY-4.97%

BASF A.G.-ADR (Diversified Chemicals)              43,000     1,655,500
-----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)             29,400       740,880
-----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                         25,000     1,429,750
-----------------------------------------------------------------------
SAP A.G.-ADR (Application Software)                35,000       654,500
=======================================================================
                                                              4,480,630
=======================================================================

ITALY-4.88%

ENI S.p.A.-ADR (Integrated Oil & Gas)              29,000     2,178,770
-----------------------------------------------------------------------
Sanpaolo IMI S.p.A.-ADR (Banks)                    55,000       846,450
-----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                      17,500     1,378,650
=======================================================================
                                                              4,403,870
=======================================================================

JAPAN-20.58%

Canon Inc.-ADR (Office Electronics)                48,000     1,627,200
-----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                 210       981,349
-----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                        55,000     1,715,450
-----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                     15,000       859,500
-----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                   52,000     1,092,000
-----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                          25,000     1,149,497
-----------------------------------------------------------------------
Kao Corp. (Household Products)                     38,000       856,177
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
JAPAN-(CONTINUED)

Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                     17,400   $ 1,165,800
-----------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)            8,100     1,013,894
-----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)             460     1,880,920
-----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)               37,000     1,677,210
-----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                32,000     1,329,829
-----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                  14,570       970,239
-----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                     26,000     1,171,611
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      45,000     1,075,854
=======================================================================
                                                             18,566,530
=======================================================================

MEXICO-1.28%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)          40,000     1,156,000
=======================================================================

NETHERLANDS-8.70%

ABN AMRO Holding N.V. (Banks)                     105,000     1,488,168
-----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                        81,000     1,716,390
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)      77,600     1,749,104
-----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                           38,000     1,736,600
-----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                         20,650     1,163,627
=======================================================================
                                                              7,853,889
=======================================================================

NORWAY-1.28%

Statoil A.S.A. (Integrated Oil & Gas)             140,000     1,154,088
=======================================================================

PORTUGAL-1.09%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                     163,000       981,260
=======================================================================

SOUTH KOREA-2.76%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                      114,000     1,166,220
-----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                        65,000     1,327,300
=======================================================================
                                                              2,493,520
=======================================================================

SPAIN-4.73%

Banco Popular Espanol S.A. (Banks)                 35,000     1,525,799
-----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)             169,500     1,889,925
-----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)        70,000       856,100
=======================================================================
                                                              4,271,824
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

SWITZERLAND-9.15%

Nestle S.A.-ADR (Packaged Foods & Meats)           48,200   $ 2,589,902
-----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)                57,500     2,364,975
-----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               19,200     1,363,765
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       23,000     1,170,673
-----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                        7,000       763,482
=======================================================================
                                                              8,252,797
=======================================================================

UNITED KINGDOM-23.51%

Abbey National PLC (Banks)                        123,300     1,502,185
-----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                     236,200     1,835,943
-----------------------------------------------------------------------
British Aerospace PLC (Aerospace & Defense)       357,400     1,665,688
-----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                      38,000     1,201,940
-----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                          329,700     2,286,838
-----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                159,000     1,929,664
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          55,030     2,173,685
-----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                      42,000     2,428,440
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Kingfisher PLC (Home Improvement Retail)          350,000   $ 1,059,185
-----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)     170,000       903,963
-----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)             425,000       972,093
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           49,000     1,287,444
-----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)           359,200     1,966,198
=======================================================================
                                                             21,213,266
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $89,520,699)                           86,727,805
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-3.57%

Federal Home Loan Mortgage Corp., Unsec.
  Disc. Notes, 1.72%, 08/01/02 (Cost
  $3,219,000)(b)                               $3,219,000     3,219,000
=======================================================================
TOTAL INVESTMENTS-99.68% (Cost $92,739,699)                  89,946,805
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.32%                             289,079
=======================================================================
NET ASSETS-100.00%                                          $90,235,884
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $92,739,699)                                  $89,946,805
-----------------------------------------------------------
Receivables for:
  Investments sold                                  488,022
-----------------------------------------------------------
  Fund shares sold                                  945,144
-----------------------------------------------------------
  Dividends                                         263,887
-----------------------------------------------------------
Investment for deferred compensation plan            26,878
-----------------------------------------------------------
Other assets                                         40,554
===========================================================
    Total assets                                 91,711,290
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,077,730
-----------------------------------------------------------
  Fund shares reacquired                            170,361
-----------------------------------------------------------
  Deferred compensation plan                         26,878
-----------------------------------------------------------
Accrued distribution fees                           138,938
-----------------------------------------------------------
Accrued trustees' fees                                  915
-----------------------------------------------------------
Accrued transfer agent fees                          25,982
-----------------------------------------------------------
Accrued operating expenses                           34,602
===========================================================
    Total liabilities                             1,475,406
===========================================================
Net assets applicable to shares outstanding     $90,235,884
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $34,142,557
___________________________________________________________
===========================================================
Class B                                         $13,470,583
___________________________________________________________
===========================================================
Class C                                         $42,610,185
___________________________________________________________
===========================================================
Class R                                         $    12,559
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           2,834,533
___________________________________________________________
===========================================================
Class B                                           1,149,229
___________________________________________________________
===========================================================
Class C                                           3,639,104
___________________________________________________________
===========================================================
Class R                                               1,043
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.05
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided by
      94.50%)                                   $     12.75
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.72
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.71
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     12.04
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $298,931)                                    $  2,325,228
-----------------------------------------------------------
Interest                                             61,074
===========================================================
    Total investment income                       2,386,302
===========================================================

EXPENSES:

Advisory fees                                       947,030
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       54,865
-----------------------------------------------------------
Distribution fees -- Class A                        112,486
-----------------------------------------------------------
Distribution fees -- Class B                        108,029
-----------------------------------------------------------
Distribution fees -- Class C                        517,597
-----------------------------------------------------------
Distribution fees -- Class R                              7
-----------------------------------------------------------
Transfer agent fees                                 213,971
-----------------------------------------------------------
Trustees' fees                                        9,008
-----------------------------------------------------------
Other                                               123,464
===========================================================
    Total expenses                                2,136,457
===========================================================
Less: Expenses paid indirectly                       (1,110)
===========================================================
    Net expenses                                  2,135,347
===========================================================
Net investment income                               250,955
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (5,297,878)
-----------------------------------------------------------
  Foreign currencies                               (139,696)
===========================================================
                                                 (5,437,574)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,152,841)
-----------------------------------------------------------
  Foreign currencies                                 15,695
===========================================================
                                                 (8,137,146)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (13,574,720)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(13,323,765)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    250,955    $    (99,255)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,437,574)      2,812,833
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,137,146)    (21,198,473)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (13,323,765)    (18,484,895)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (326,844)     (3,675,406)
------------------------------------------------------------------------------------------
  Class B                                                         (112,822)       (716,096)
------------------------------------------------------------------------------------------
  Class C                                                         (586,319)    (10,259,617)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       10,710,635       6,225,433
------------------------------------------------------------------------------------------
  Class B                                                        6,669,654       4,552,726
------------------------------------------------------------------------------------------
  Class C                                                      (12,052,459)     (3,518,037)
------------------------------------------------------------------------------------------
  Class R                                                           13,905              --
==========================================================================================
    Net increase (decrease) in net assets                       (9,008,015)    (25,875,892)
==========================================================================================

NET ASSETS:

  Beginning of year                                             99,243,899     125,119,791
==========================================================================================
  End of year                                                 $ 90,235,884    $ 99,243,899
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 98,629,510    $ 92,831,000
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (316,660)       (458,107)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (5,299,025)      1,511,801
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (2,777,941)      5,359,205
==========================================================================================
                                                              $ 90,235,884    $ 99,243,899
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       On July 31, 2002, shares of beneficial interest was increased by $456,775, undistributed net investment income (loss) was decreased by $109,508 and undistributed net realized gains decreased by $347,267 as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $2,448,915 as of July 31, 2002 which may be carried forward to offset future taxable gains, if any, which expire, if not previously utilized, in the year 2010. As of July 31, 2002, the Fund has a post-October capital loss deferral of $2,837,513 and post-October currency loss deferral of $108,366, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $95,005 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $112,486, $108,029, $517,597 and $7, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $15,658 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $7, $0, $4,030 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $3,478 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,110 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,110.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                       2002          2001
                                    ----------    -----------
Distributions paid from:
  Ordinary income                   $       --    $ 4,965,689
-------------------------------------------------------------
  Long-term capital gain             1,025,985      9,685,430
=============================================================
                                    $1,025,985    $14,651,119
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                       $(2,448,915)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (5,944,711)
===========================================================
                                                $(8,393,626)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses and currency losses incurred after October 31, the differing treatment of passive foreign investment companies, and timing differences.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $24,647,564 and $21,390,942, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 12,588,650
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (15,572,788)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (2,984,138)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $92,930,943.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      3,602,188    $ 47,084,959     4,820,707    $ 76,472,942
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        784,310      10,006,307       381,219       5,709,213
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        871,261      11,192,071     1,114,774      16,413,689
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         1,043          13,905            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         23,834         301,266       229,494       3,508,962
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          8,627         106,544        44,591         671,547
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         42,024         518,574       594,141       8,935,880
======================================================================================================================
Reacquired:
  Class A                                                     (2,788,316)    (36,675,590)   (4,659,020)    (73,756,471)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (270,555)     (3,443,197)     (115,405)     (1,828,034)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,870,536)    (23,763,104)   (1,907,736)    (28,867,606)
======================================================================================================================
                                                                 403,880    $  5,341,735       502,765    $  7,260,122
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                         -----------------------------------------------------------------------
                                                               YEAR ENDED           SEVEN MONTHS
                                                                JULY 31,              ENDED           YEAR ENDED DECEMBER 31,
                                                         -----------------------    JULY 31,        ----------------------------
                                                          2002            2001        2000           1999       1998       1997
                                                         -------         -------    ------------    -------    -------    ------
Net asset value, beginning of period                     $ 13.96         $ 18.78      $ 19.92       $ 16.57    $ 14.99    $13.42(a)
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.09(b)         0.08(b)      0.08(b)       0.13       0.09      0.17(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (1.86)          (2.64)       (1.22)         3.57       1.59      1.69
================================================================================================================================
    Total from investment operations                       (1.77)          (2.56)       (1.14)         3.70       1.68      1.86
================================================================================================================================
Less distributions:
  Dividends from net investment income                        --              --           --         (0.28)     (0.10)    (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.14)          (2.26)          --         (0.07)        --     (0.22)
================================================================================================================================
    Total distributions                                    (0.14)          (2.26)          --         (0.35)     (0.10)    (0.29)
================================================================================================================================
Net asset value, end of period                           $ 12.05         $ 13.96      $ 18.78       $ 19.92    $ 16.57    $14.99
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                           (12.71)%        (14.66)%      (5.72)%       22.54%     11.20%    13.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $34,143         $27,870      $30,153       $31,412    $28,281    $8,444
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.82%(d)        1.57%        1.54%(e)      1.51%      1.57%     1.71%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.82%(d)        1.67%        1.64%(e)      1.72%      1.81%     1.81%
================================================================================================================================
Ratio of net investment income to average net assets        0.70%(d)        0.49%        0.70%(e)      0.71%      0.84%     0.83%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                       23%             23%          18%           24%         9%        9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net assets value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $32,138,914.
(e)  Annualized.


                                                                                  CLASS B
                                                  -----------------------------------------------------------------------
                                                                                                          MARCH 3, 1998
                                                      YEAR ENDED        SEVEN MONTHS                       (DATE SALES
                                                       JULY 31,            ENDED         YEAR ENDED       COMMENCED) TO
                                                  ------------------      JULY 31,      DECEMBER 31,      DECEMBER 31,
                                                   2002       2001          2000            1999              1998
                                                  -------    -------    ------------    ------------    -----------------
Net asset value, beginning of period              $ 13.67    $ 18.59       $19.81          $ 16.48           $ 16.21
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       0.01(a)   (0.05)(a)    (0.01)(a)        (0.01)               --
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.82)     (2.61)       (1.21)            3.56              0.27
=========================================================================================================================
    Total from investment operations                (1.81)     (2.66)       (1.22)            3.55              0.27
=========================================================================================================================
Less distributions:
  Dividends from net investment income                 --         --           --            (0.15)               --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             (0.14)     (2.26)          --            (0.07)               --
=========================================================================================================================
    Total distributions                             (0.14)     (2.26)          --            (0.22)               --
=========================================================================================================================
Net asset value, end of period                    $ 11.72    $ 13.67       $18.59          $ 19.81            $16.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                    (13.27)%   (15.42)%      (6.16)%          21.70%             1.67%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $13,471    $ 8,572       $5,883          $ 5,642            $4,289
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.48%(c)   2.36%        2.32%(d)         2.27%             2.32%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.48%(c)   2.36%        2.32%(d)         2.38%             2.46%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         0.04%(c)  (0.30)%      (0.08)%(d)       (0.05)%            0.09%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                23%        23%          18%              24%                9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,802,915.
(d)  Annualized.


                                                                                     CLASS C
                                                      ---------------------------------------------------------------------
                                                          YEAR ENDED        SEVEN MONTHS
                                                           JULY 31,            ENDED            YEAR ENDED DECEMBER 31,
                                                      ------------------      JULY 31,      -------------------------------
                                                       2002       2001          2000          1999        1998       1997
                                                      -------    -------    ------------    --------    --------    -------
Net asset value, beginning of period                  $ 13.66    $ 18.58      $ 19.80       $  16.48    $  14.93    $ 13.42
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.01(a)   (0.05)(a)    (0.01)(a)      (0.01)(a)      --       0.01(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (1.82)     (2.61)       (1.21)          3.55        1.55       1.73
===========================================================================================================================
    Total from investment operations                    (1.81)     (2.66)       (1.22)          3.54        1.55       1.74
===========================================================================================================================
Less distributions:
  Dividends from net investment income                     --         --           --          (0.15)         --      (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (0.14)     (2.26)          --          (0.07)         --      (0.22)
===========================================================================================================================
    Total distributions                                 (0.14)     (2.26)          --          (0.22)         --      (0.23)
===========================================================================================================================
Net asset value, end of period                        $ 11.71    $ 13.66      $ 18.58       $  19.80    $  16.48    $ 14.93
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                        (13.29)%   (15.42)%      (6.16)%        21.64%      10.38%     12.98%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $42,610    $62,802      $89,084       $108,821    $105,083    $93,162
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       2.48%(c)   2.36%        2.32%(d)       2.27%       2.32%      2.46%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.48%(c)   2.36%        2.32%(d)       2.38%       2.46%      2.46%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 0.04%(c)  (0.30)%      (0.08)%(d)     (0.05)%      0.09%      0.08%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                    23%        23%          18%            24%          9%         9%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $51,759,679.
(d)  Annualized.


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                JULY 31,
                                                                  2002
                                                              -------------
Net asset value, beginning of period                             $ 13.92
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01(a)
---------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (1.89)
===========================================================================
    Total from investment operations                               (1.88)
===========================================================================
Net asset value, end of period                                   $ 12.04
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (13.51)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    13
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.97%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.97%(c)
===========================================================================
Ratio of net investment income to average net assets                0.55%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               23%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,199.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Real Estate Fund
And Board of Trustees of AIM Advisor Funds:

We have audited the accompanying statement of assets and liabilities of AIM Real Estate Fund (a portfolio of AIM Advisor Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Real Estate Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                                 MARKET
                                                   SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS, STOCKS & OTHER
  EQUITY INTERESTS-95.81%

APARTMENTS-11.67%

Apartment Investment & Management Co.- Class A       93,400   $  4,199,264
--------------------------------------------------------------------------
Archstone-Smith Trust                                31,617        803,072
--------------------------------------------------------------------------
Avalonbay Communities, Inc.                          33,200      1,492,340
--------------------------------------------------------------------------
Camden Property Trust                               110,800      4,099,600
--------------------------------------------------------------------------
Equity Residential                                   74,300      1,987,525
--------------------------------------------------------------------------
Gables Residential Trust                             42,800      1,245,908
--------------------------------------------------------------------------
Post Properties, Inc.                                60,000      1,767,600
--------------------------------------------------------------------------
Summit Properties Inc.                               14,100        302,445
--------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                  414,000      6,706,800
==========================================================================
                                                                22,604,554
==========================================================================

DIVERSIFIED-5.10%

Cominar Real Estate Investment Trust (Canada)        19,300        150,815
--------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)            30,500        263,575
--------------------------------------------------------------------------
Lexington Corporate Properties Trust                 42,800        688,224
--------------------------------------------------------------------------
Nuveen Real Estate Income Fund                       20,900        319,979
--------------------------------------------------------------------------
Vornado Realty Trust                                194,400      8,466,120
==========================================================================
                                                                 9,888,713
==========================================================================

FREESTANDING-1.58%

Commercial Net Lease Realty                          59,800        968,162
--------------------------------------------------------------------------
Getty Realty Corp.                                   49,200        939,720
--------------------------------------------------------------------------
Realty Income Corp.                                  33,900      1,145,820
==========================================================================
                                                                 3,053,702
==========================================================================

HEALTHCARE-7.59%

Health Care Property Investors, Inc.                 81,800      3,583,658
--------------------------------------------------------------------------
Health Care REIT, Inc.                              160,500      4,734,750
--------------------------------------------------------------------------
Retirement Residences Real Estate Investment
  Trust (Canada)                                     52,900        431,087
--------------------------------------------------------------------------
Senior Housing Properties Trust                     424,300      5,299,507
--------------------------------------------------------------------------
Ventas, Inc.                                         50,100        651,300
==========================================================================
                                                                14,700,302
==========================================================================

INDUSTRIAL PROPERTIES-8.49%

CenterPoint Properties Corp.                         88,100      5,146,802
--------------------------------------------------------------------------
First Industrial Realty Trust, Inc.                  47,700      1,543,095
--------------------------------------------------------------------------
Keystone Property Trust                              30,300        469,650
--------------------------------------------------------------------------

                                                                 MARKET
                                                   SHARES        VALUE
INDUSTRIAL PROPERTIES-(CONTINUED)

ProLogis                                            364,100   $  9,284,550
==========================================================================
                                                                16,444,097
==========================================================================

INDUSTRIAL/OFFICE PROPERTIES-5.59%

Liberty Property Trust                              166,250      5,344,937
--------------------------------------------------------------------------
PS Business Parks, Inc.                             155,800      5,484,160
==========================================================================
                                                                10,829,097
==========================================================================

LODGING-RESORTS-2.95%

Hospitality Properties Trust                        142,900      4,804,298
--------------------------------------------------------------------------
LaSalle Hotel Properties-Pfd., Series A, 10.25%      10,900        286,125
--------------------------------------------------------------------------
RFS Hotel Investors, Inc.                            51,100        629,552
==========================================================================
                                                                 5,719,975
==========================================================================

MANUFACTURED HOMES-2.12%

Chateau Communities, Inc.                           144,900      4,107,915
==========================================================================

OFFICE PROPERTIES-12.72%

Alexandria Real Estate Equities, Inc.                13,600        586,840
--------------------------------------------------------------------------
Boston Properties, Inc.                              86,400      3,222,720
--------------------------------------------------------------------------
Brandywine Realty Trust                              63,400      1,458,200
--------------------------------------------------------------------------
Equity Office Properties Trust                      172,407      4,548,097
--------------------------------------------------------------------------
Highwoods Properties, Inc.                           60,900      1,622,985
--------------------------------------------------------------------------
Mack-Cali Realty Corp.                              127,400      3,986,346
--------------------------------------------------------------------------
Prentiss Properties Trust                            81,100      2,301,618
--------------------------------------------------------------------------
SL Green Realty Corp.                               214,100      6,904,725
==========================================================================
                                                                24,631,531
==========================================================================

REGIONAL MALLS-16.54%

CBL & Associates Properties, Inc.                   122,300      4,489,633
--------------------------------------------------------------------------
Crown American Realty Trust                         139,900      1,287,080
--------------------------------------------------------------------------
General Growth Properties, Inc.                     171,000      8,290,080
--------------------------------------------------------------------------
Glimcher Realty Trust                                63,400      1,203,332
--------------------------------------------------------------------------
Macerich Co. (The)                                  159,600      4,772,040
--------------------------------------------------------------------------
Rouse Co. (The)                                     104,700      3,298,050
--------------------------------------------------------------------------
Simon Property Group, Inc.                          241,700      8,698,783
==========================================================================
                                                                32,038,998
==========================================================================

SELF STORAGE FACILITIES-5.51%

Public Storage, Inc.                                176,800      6,674,200
--------------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A               74,200      2,597,000
--------------------------------------------------------------------------
Sovran Self Storage, Inc.                            42,400      1,392,840
==========================================================================
                                                                10,664,040
==========================================================================

                                                                 MARKET
                                                   SHARES        VALUE

SHOPPING CENTERS-12.69%

Chelsea Property Group, Inc.                        149,200   $  5,045,944
--------------------------------------------------------------------------
Developers Diversified Realty Corp.                 210,500      4,841,500
--------------------------------------------------------------------------
Federal Realty Investment Trust                      76,800      2,096,640
--------------------------------------------------------------------------
Heritage Property Investment Trust                  182,900      4,448,128
--------------------------------------------------------------------------
New Plan Excel Realty Trust                          73,000      1,428,610
--------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                 138,300      4,778,265
--------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                    53,000      1,081,200
--------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Canada)        110,300        868,186
==========================================================================
                                                                24,588,473
==========================================================================

SPECIALTY PROPERTIES-3.26%

Entertainment Properties Trust                       38,000        877,800
--------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                         190,500      5,429,250
==========================================================================
                                                                 6,307,050
==========================================================================
    Total Real Estate Investment Trusts, Stocks
      & Other Equity Interests (Cost
      $170,380,313)                                            185,578,447
==========================================================================

                                                 PRINCIPAL       MARKET
                                                   AMOUNT        VALUE
U.S. GOVERNMENT AGENCY SECURITIES-2.69%

FEDERAL HOME LOAN BANK-2.69%

Unsec. Disc. Notes, 1.72%, 08/01/02 (Cost
  $5,214,000)(a)                                 $5,214,000   $  5,214,000
==========================================================================
TOTAL INVESTMENTS-98.50% (Cost $175,594,313)                   190,792,447
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.50%                              2,908,359
==========================================================================
NET ASSETS-100.00%                                            $193,700,806
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Disc.   - Discounted
Pfd.    - Preferred
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $175,594,313)                                $190,792,447
-----------------------------------------------------------
Foreign currencies, at value (cost
  $345,476)                                         342,741
-----------------------------------------------------------
Cash                                                    400
-----------------------------------------------------------
Receivables for:
  Investments sold                                  427,039
-----------------------------------------------------------
  Fund shares sold                                3,258,816
-----------------------------------------------------------
  Dividends                                         375,592
-----------------------------------------------------------
Investment for deferred compensation plan            26,156
-----------------------------------------------------------
Other assets                                         37,585
===========================================================
    Total assets                                195,260,776
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             926,279
-----------------------------------------------------------
  Fund shares reacquired                            381,269
-----------------------------------------------------------
  Deferred compensation plan                         26,156
-----------------------------------------------------------
Accrued distribution fees                           142,269
-----------------------------------------------------------
Accrued trustees' fees                                  822
-----------------------------------------------------------
Accrued transfer agent fees                          46,557
-----------------------------------------------------------
Accrued operating expenses                           36,618
===========================================================
    Total liabilities                             1,559,970
===========================================================
Net assets applicable to shares outstanding    $193,700,806
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 86,410,742
___________________________________________________________
===========================================================
Class B                                        $ 69,557,006
___________________________________________________________
===========================================================
Class C                                        $ 37,733,058
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           5,665,287
___________________________________________________________
===========================================================
Class B                                           4,548,473
___________________________________________________________
===========================================================
Class C                                           2,471,870
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      15.25
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.25 divided
      by 95.25%)                               $      16.01
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.29
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.26
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,056)                                       $ 4,925,899
-----------------------------------------------------------
Interest                                            116,082
===========================================================
    Total investment income                       5,041,981
===========================================================

EXPENSES:

Advisory fees                                       903,720
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       37,632
-----------------------------------------------------------
Distribution fees -- Class A                        153,147
-----------------------------------------------------------
Distribution fees -- Class B                        300,302
-----------------------------------------------------------
Distribution fees -- Class C                        266,268
-----------------------------------------------------------
Transfer agent fees                                 298,430
-----------------------------------------------------------
Trustees' fees                                        8,662
-----------------------------------------------------------
Other                                               122,208
===========================================================
    Total expenses                                2,140,369
===========================================================
Less: Expenses paid indirectly                       (1,186)
===========================================================
    Net expenses                                  2,139,183
===========================================================
Net investment income                             2,902,798
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           2,342,208
-----------------------------------------------------------
  Foreign currencies                                  2,688
===========================================================
                                                  2,344,896
===========================================================
Change in net unrealized appreciation of:
  Investment securities                           7,439,634
-----------------------------------------------------------
  Foreign currencies                                  1,440
===========================================================
                                                  7,441,074
===========================================================
Net gain from investment securities and
  foreign currencies                              9,785,970
===========================================================
Net increase in net assets resulting from
  operations                                    $12,688,768
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002           2001
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  2,902,798   $  2,067,632
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   2,344,896      2,443,459
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            7,441,074        269,711
=========================================================================================
    Net increase in net assets resulting from operations        12,688,768      4,780,802
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,366,733)      (990,088)
-----------------------------------------------------------------------------------------
  Class B                                                         (741,067)      (457,442)
-----------------------------------------------------------------------------------------
  Class C                                                         (669,922)      (675,541)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       53,809,611      4,106,152
-----------------------------------------------------------------------------------------
  Class B                                                       49,731,417      3,507,802
-----------------------------------------------------------------------------------------
  Class C                                                       12,210,117      1,552,030
=========================================================================================
    Net increase in net assets                                 125,662,191     11,823,715
=========================================================================================

NET ASSETS:

  Beginning of year                                             68,038,615     56,214,900
=========================================================================================
  End of year                                                 $193,700,806   $ 68,038,615
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $189,810,078   $ 74,058,968
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              241,147        113,383
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (11,549,994)   (13,892,237)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          15,199,575      7,758,501
=========================================================================================
                                                              $193,700,806   $ 68,038,615
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       On July 31, 2002, shares of beneficial interest was decreased by $35, undistributed net investment income was increased by $2,688 and undistributed net realized gains decreased by $2,653 as a result of book/tax differences due to foreign currency transactions. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $10,883,853 as of July 31, 2002 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD   EXPIRATION
   ------------   ----------
   $ 9,608,109   July 31, 2007
   ---------------------------
     1,275,744   July 31, 2008
   ===========================
   $10,883,853
   ___________________________
   ===========================

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

       Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays Invesco 40% of the fee paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $149,896 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $153,147, $300,302 and $266,268, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $94,833 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $123, $0 and $4,195 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member is counsel to the Board of Trustees. During the year ended July 31, 2002, the Fund paid legal fees of $2,601.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,139 and reductions in custodian fees of $47 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,186.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002            2001
                                      ----         ----------
Distributions paid from
  ordinary income                  $2,777,722      $2,123,071
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                  $    271,691
-----------------------------------------------------------
Capital loss carryforward                       (10,883,853)
-----------------------------------------------------------
Unrealized appreciation                          14,502,890
===========================================================
                                               $  3,890,728
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, capital loss carryforward and timing differences.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $188,341,962 and $74,825,023, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $16,054,705
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,525,791)
===========================================================
Net unrealized appreciation of investment
  securities                                    $14,528,914
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $176,263,533.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Class A                                                      5,154,009    $ 76,791,735    1,024,020    $13,196,877
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,236,687      63,066,596      764,984      9,831,883
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,526,796      22,598,155      432,910      5,577,023
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         86,632       1,253,375       70,224        904,991
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         45,952         669,735       31,575        408,247
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         40,989         588,258       45,459        586,238
====================================================================================================================
Reacquired:
  Class A                                                     (1,670,317)    (24,235,499)    (777,728)    (9,995,716)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (979,116)    (14,004,914)    (525,346)    (6,732,328)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (770,478)    (10,976,296)    (360,238)    (4,611,231)
====================================================================================================================
                                                               7,671,154    $115,751,145      705,860    $ 9,165,984
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                    -----------------------------------------------------------------------
                                                                            SEVEN MONTHS
                                                    YEAR ENDED JULY 31,        ENDED            YEAR ENDED DECEMBER 31,
                                                    --------------------      JULY 31,      -------------------------------
                                                     2002         2001          2000         1999         1998       1997
                                                    -------      -------    ------------    -------      -------    -------
Net asset value, beginning of period                $ 13.56      $ 13.04      $ 10.61       $ 11.46      $ 15.74    $ 14.19(a)
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.47(b)      0.50         0.30(b)       0.42         0.58(b)    0.34
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.68         0.54         2.38         (0.75)       (4.11)      2.39
===========================================================================================================================
    Total from investment operations                   2.15         1.04         2.68         (0.33)       (3.53)      2.73
===========================================================================================================================
Less distributions:
  Dividends from net investment income                (0.46)       (0.52)       (0.25)        (0.52)       (0.50)     (0.44)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           --           --            --        (0.25)     (0.74)
===========================================================================================================================
    Total distributions                               (0.46)       (0.52)       (0.25)        (0.52)       (0.75)     (1.18)
===========================================================================================================================
Net asset value, end of period                      $ 15.25      $ 13.56      $ 13.04       $ 10.61      $ 11.46    $ 15.74
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                       16.10%        8.23%       25.61%        (2.88)%     (22.54)%    19.78%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $86,411      $28,400      $23,187       $16,279      $20,087    $16,507
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     1.77%(d)     1.63%        1.62%(e)      1.61%        1.55%      1.60%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  1.77%(d)     1.79%        2.05%(e)      1.73%        1.71%      1.70%
===========================================================================================================================
Ratio of net investment income to average net
  assets                                               3.25%(d)     3.88%        4.49%(e)      3.70%        4.37%      3.26%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                  77%          85%          39%           52%          69%        57%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $43,756,422.
(e)  Annualized.

                                                                                   CLASS B
                                                    ---------------------------------------------------------------------
                                                                                                            MARCH 3, 1998
                                                                            SEVEN MONTHS                     (DATE SALES
                                                    YEAR ENDED JULY 31,        ENDED         YEAR ENDED     COMMENCED) TO
                                                    --------------------      JULY 31,      DECEMBER 31,    DECEMBER 31,
                                                     2002         2001          2000            1999            1998
                                                    -------      -------    ------------    ------------    -------------
Net asset value, beginning of period                $ 13.59      $ 13.07      $ 10.64          $11.48         $ 15.34
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.38(a)      0.41         0.25(a)         0.32            0.37(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.68         0.53         2.39           (0.72)          (3.58)
=========================================================================================================================
    Total from investment operations                   2.06         0.94         2.64           (0.40)          (3.21)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                (0.36)       (0.42)       (0.21)          (0.44)          (0.40)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           --           --              --           (0.25)
=========================================================================================================================
    Total distributions                               (0.36)       (0.42)       (0.21)          (0.44)          (0.65)
=========================================================================================================================
Net asset value, end of period                      $ 15.29      $ 13.59      $ 13.07          $10.64         $ 11.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                       15.40%        7.42%       25.08%          (3.53)%        (21.02)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $69,557      $16,917      $12,722          $9,839         $ 6,901
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.41%(c)     2.36%        2.37%(d)        2.35%           2.31%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.41%(c)     2.43%        2.70%(d)        2.37%           2.35%(d)
=========================================================================================================================
Ratio of net investment income to average net
  assets                                               2.61%(c)     3.15%        3.73%(d)        2.96%           3.62%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                  77%          85%          39%             52%             69%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $30,030,158.
(d)  Annualized.


                                                                                  CLASS C
                                                  ------------------------------------------------------------------------
                                                                          SEVEN MONTHS
                                                  YEAR ENDED JULY 31,      ENDED,              YEAR ENDED DECEMBER 31,
                                                  --------------------    JULY 31,          ------------------------------
                                                   2002         2001        2000             1999        1998      1997(a)
                                                  -------      -------    ------------      -------     -------    -------
Net asset value, beginning of period              $ 13.57      $ 13.05      $ 10.62         $ 11.46     $ 15.74    $ 14.19
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.38(b)      0.41         0.25(b)         0.33(b)     0.50(b)    0.36(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         1.67         0.53         2.39           (0.73)      (4.13)      2.26
==========================================================================================================================
    Total from investment operations                 2.05         0.94         2.64           (0.40)      (3.63)      2.62
==========================================================================================================================
Less distributions:
  Dividends from net investment income              (0.36)       (0.42)       (0.21)          (0.44)      (0.40)     (0.33)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --           --           --              --       (0.25)     (0.74)
==========================================================================================================================
    Total distributions                             (0.36)       (0.42)       (0.21)          (0.44)      (0.65)     (1.07)
==========================================================================================================================
Net asset value, end of period                    $ 15.26      $ 13.57      $ 13.05         $ 10.62     $ 11.46    $ 15.74
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                     15.35%        7.43%       25.13%          (3.54)%    (23.16)%    18.88%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $37,733      $22,722      $20,306         $19,992     $32,921    $43,934
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.41%(d)     2.36%        2.37%(e)        2.35%       2.31%      2.35%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.41%(d)     2.43%        2.70%(e)        2.37%       2.37%      2.35%
==========================================================================================================================
Ratio of net investment income to average net
  assets                                             2.61%(d)     3.15%        3.73%(e)        2.96%       3.62%      2.54%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                77%          85%          39%             52%         69%        57%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,626,802.
(e)  Annualized.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.31%

AUSTRALIA-1.52%

National Australia Bank Ltd.-ADR (Banks)          13,500   $ 1,266,300
======================================================================

BRAZIL-0.98%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)                                 4,100       113,365
----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                          47,399       702,927
======================================================================
                                                               816,292
======================================================================

DENMARK-1.62%

Danske Bank A.S. (Banks)                          82,700     1,347,666
======================================================================

FINLAND-0.93%

Stora Enso Oyj-Class R (Paper Products)           82,100       776,270
======================================================================

FRANCE-8.31%

Compagnie de Saint-Gobain (Building
  Products)(a)                                    36,000     1,052,950
----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin- Class B (Tires & Rubber)              55,500     1,775,108
----------------------------------------------------------------------
Societe Generale-ADR (Banks)                     170,000     1,985,481
----------------------------------------------------------------------
Total Fina Elf S.A.-ADR (Integrated Oil &
  Gas)                                            31,000     2,105,210
======================================================================
                                                             6,918,749
======================================================================

GERMANY-3.84%

BASF A.G.-ADR (Diversified Chemicals)             43,000     1,600,030
----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)            29,400       522,144
----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                        25,000     1,071,750
======================================================================
                                                             3,193,924
======================================================================

ITALY-4.25%

Eni S.p.A-ADR (Integrated Oil & Gas)              25,100     1,906,345
----------------------------------------------------------------------
Sanpaolo IMI S.p.A-ADR (Banks)                    55,000       752,950
----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                     11,600       881,600
======================================================================
                                                             3,540,895
======================================================================

JAPAN-21.97%

Canon Inc.-ADR (Office Electronics)               53,400     1,890,360
----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                210       965,175
----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                       67,000     2,009,263
----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                    27,400     1,148,060
----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                  52,000       868,400
----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                         33,000       883,597
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

JAPAN-(CONTINUED)

Kao Corp. (Household Products)                    51,000   $ 1,040,122
----------------------------------------------------------------------
Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                    13,900       769,365
----------------------------------------------------------------------
Nintendo Co., Ltd. (Consumer Electronics)         15,500     1,220,503
----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)            460     1,542,478
----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)              37,000     1,478,150
----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               42,000     1,597,531
----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                 14,570       743,783
----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                    26,000     1,069,191
----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     45,000     1,071,652
======================================================================
                                                            18,297,630
======================================================================

MEXICO-1.44%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         40,000     1,197,600
======================================================================

NETHERLANDS-8.36%

ABN AMRO Holding N.V. (Banks)                     60,500       944,711
----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                       87,000     1,335,450
----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)     77,600     1,333,944
----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                          51,998     2,178,196
----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                        20,650     1,171,062
======================================================================
                                                             6,963,363
======================================================================

NORWAY-1.30%

Statoil A.S.A. (Integrated Oil & Gas)            140,000     1,082,198
======================================================================

PORTUGAL-1.41%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                    163,000     1,173,600
======================================================================

SOUTH KOREA-2.84%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                     114,000       947,340
----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                       68,600     1,417,962
======================================================================
                                                             2,365,302
======================================================================

SPAIN-4.64%

Banco Popular Espanol S.A. (Banks)                19,500       797,983
----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)            169,500     2,050,950
----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       70,000     1,013,600
======================================================================
                                                             3,862,533
======================================================================


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

SWEDEN-1.14%

Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                       56,800   $   948,727
======================================================================

SWITZERLAND-10.80%

Nestle S.A.-ADR (Packaged Foods & Meats)          48,200     2,502,356
----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               71,100     2,636,388
----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              19,200     1,321,831
----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                      23,000     1,391,945
----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                      11,666     1,136,049
======================================================================
                                                             8,988,569
======================================================================

UNITED KINGDOM-21.96%

Abbey National PLC (Banks)                       174,000     1,152,148
----------------------------------------------------------------------
BAE SYSTEMS PLC (Aerospace & Defense)            535,000     1,002,394
----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                    311,800     1,961,881
----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                     26,600       777,784
----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                         329,700     1,797,546
----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)               159,000     1,626,379
----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         55,030     2,132,963
----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                     39,900     2,142,630
----------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)         350,000     1,109,767
----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    170,000       833,046
----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)            425,000       684,288
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group PLC (Banks)          49,000   $ 1,080,712
----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)          359,200     1,986,486
======================================================================
                                                            18,288,024
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $92,018,000)                          81,027,642
======================================================================

MONEY MARKET FUNDS-4.71%

STIC Liquid Assets Portfolio(b)                1,961,662     1,961,662
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,961,662     1,961,662
======================================================================
    Total Money Market Funds (Cost
      $3,923,324)                                            3,923,324
======================================================================
TOTAL INVESTMENTS-102.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $95,941,324)                84,950,966
======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-2.11%

STIC Liquid Assets Portfolio(b)(c)               880,811       880,811
----------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                       880,810       880,810
======================================================================
Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost
  $1,761,621)                                                1,761,621
======================================================================
TOTAL INVESTMENTS-104.13% (Cost $97,702,945)                86,712,587
======================================================================
OTHER ASSETS LESS LIABILITIES-(4.13%)                       (3,442,513)
======================================================================
NET ASSETS-100.00%                                         $83,270,074
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $97,702,945)*                                 $86,712,587
-----------------------------------------------------------
Receivables for:
  Investments sold                                  692,274
-----------------------------------------------------------
  Fund shares sold                                  427,768
-----------------------------------------------------------
  Dividends                                         184,499
-----------------------------------------------------------
Investment for deferred compensation plan            21,976
-----------------------------------------------------------
Other assets                                         27,638
===========================================================
    Total assets                                 88,066,742
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             623,430
-----------------------------------------------------------
  Fund shares reacquired                          2,262,849
-----------------------------------------------------------
  Deferred compensation plan                         21,976
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                        1,761,621
-----------------------------------------------------------
Accrued distribution fees                            70,575
-----------------------------------------------------------
Accrued trustees' fees                                  766
-----------------------------------------------------------
Accrued transfer agent fees                          24,992
-----------------------------------------------------------
Accrued operating expenses                           30,459
===========================================================
    Total liabilities                             4,796,668
===========================================================
Net assets applicable to shares outstanding     $83,270,074
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $31,632,615
___________________________________________________________
===========================================================
Class B                                         $15,213,472
___________________________________________________________
===========================================================
Class C                                         $36,321,323
___________________________________________________________
===========================================================
Class R                                         $   102,664
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           2,906,683
___________________________________________________________
===========================================================
Class B                                           1,441,782
___________________________________________________________
===========================================================
Class C                                           3,446,057
___________________________________________________________
===========================================================
Class R                                               9,438
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.88
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.88 divided by
      94.50%)                                   $     11.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     10.55
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     10.54
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                       $     10.88
___________________________________________________________
===========================================================

* At January 31, 2003, securities with an aggregate market value of $1,767,420 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $93,330)                                      $   711,404
-----------------------------------------------------------
Dividends from affiliated money market funds         14,904
-----------------------------------------------------------
Interest                                              6,056
===========================================================
    Total investment income                         732,364
===========================================================

EXPENSES:

Advisory fees                                       438,170
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       23,515
-----------------------------------------------------------
Distribution fees -- Class A                         58,849
-----------------------------------------------------------
Distribution fees -- Class B                         72,786
-----------------------------------------------------------
Distribution fees -- Class C                        196,936
-----------------------------------------------------------
Distribution fees -- Class R                            154
-----------------------------------------------------------
Transfer agent fees                                 136,441
-----------------------------------------------------------
Trustees' fees                                        4,216
-----------------------------------------------------------
Other                                                80,163
===========================================================
    Total expenses                                1,036,436
===========================================================
Less: Fees waived                                       (74)
-----------------------------------------------------------
    Expenses paid indirectly                           (709)
===========================================================
    Net expenses                                  1,035,653
===========================================================
Net investment income (loss)                       (303,289)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (750,908)
-----------------------------------------------------------
  Foreign currencies                                (23,692)
===========================================================
                                                   (774,600)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,197,464)
-----------------------------------------------------------
  Foreign currencies                                 (7,012)
===========================================================
                                                 (8,204,476)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                         (8,979,076)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(9,282,365)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2003             2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (303,289)    $    250,955
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (774,600)      (5,437,574)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,204,476)      (8,137,146)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,282,365)     (13,323,765)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --         (326,844)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (112,822)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (586,319)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,031,729       10,710,635
-------------------------------------------------------------------------------------------
  Class B                                                        3,257,692        6,669,654
-------------------------------------------------------------------------------------------
  Class C                                                       (2,059,908)     (12,052,459)
-------------------------------------------------------------------------------------------
  Class R                                                           87,042           13,905
===========================================================================================
    Net increase (decrease) in net assets                       (6,965,810)      (9,008,015)
===========================================================================================

NET ASSETS:

  Beginning of period                                           90,235,884       99,243,899
===========================================================================================
  End of period                                               $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $100,946,065     $ 98,629,510
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (619,949)        (316,660)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (6,073,625)      (5,299,025)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (10,982,417)      (2,777,941)
===========================================================================================
                                                              $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). For the six months ended January 31, 2003, AIM waived fees of $74.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $71,505 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B, Class C and Class R shares paid $58,849, $72,786, $196,936 and $154, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $9,408 in front-end sales commissions from the sale of Class A shares and $100, $57, $1,531 and $0 for Class A, Class B, Class C shares and Class R shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $1,790 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $698 and reduction in custodian fees of $11 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $709.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At January 31, 2003, securities with an aggregate value of $1,767,420 were on loan to brokers. The loans were secured by cash collateral of $1,761,621 received by the Fund and subsequently invested in affiliated money market funds.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2010                                  $2,448,915
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $9,530,281 and $6,282,072, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  9,699,695
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (20,702,649)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(11,002,954)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $97,715,541.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2003               JULY 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,959,116    $ 33,468,583     3,602,188    $ 47,084,959
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        518,425       5,741,136       784,310      10,006,307
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        769,375       8,464,281       871,261      11,192,071
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         8,397          87,065         1,043          13,905
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        23,834         301,266
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         8,627         106,544
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        42,024         518,574
======================================================================================================================
Conversion of Class B to Class A shares:**
  Class A                                                         11,241         126,438            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (11,517)       (126,438)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,898,207)    (32,563,292)   (2,788,316)    (36,675,590)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,355)     (2,357,006)     (270,555)     (3,443,197)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (962,422)    (10,524,189)   (1,870,536)    (23,763,104)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                            (2)            (23)           --              --
======================================================================================================================
                                                                 180,051    $  2,316,555       403,880    $  5,341,735
______________________________________________________________________________________________________________________
======================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** Prior to the year ended July 31, 2002, conversion of Class B shares to Class
   A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS            YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED               JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,       ------------------      JULY 31,      ------------------
                                                         2003            2002       2001          2000         1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.05         $ 13.96    $ 18.78      $ 19.92       $ 16.57    $ 14.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)(a)        0.09(a)    0.08(a)      0.08(a)       0.13       0.09
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (1.15)          (1.86)     (2.64)       (1.22)         3.57       1.59
================================================================================================================================
    Total from investment operations                      (1.17)          (1.77)     (2.56)       (1.14)         3.70       1.68
================================================================================================================================
Less distributions:
  Dividends from net investment income                       --              --         --           --         (0.28)     (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           (0.14)     (2.26)          --         (0.07)        --
================================================================================================================================
    Total distributions                                      --           (0.14)     (2.26)          --         (0.35)     (0.10)
================================================================================================================================
Net asset value, end of period                          $ 10.88         $ 12.05    $ 13.96      $ 18.78       $ 19.92    $ 16.57
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                           (9.71)%        (12.71)%   (14.66)%      (5.72)%       22.54%     11.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $31,633         $34,143    $27,870      $30,153       $31,412    $28,281
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.97%(c)        1.82%      1.57%        1.54%(d)      1.51%      1.57%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.97%(c)        1.82%      1.67%        1.64%(d)      1.72%      1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.29)%(c)       0.70%      0.49%        0.70%(d)      0.71%      0.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                    7%             23%        23%          18%           24%         9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,353,843.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                              --------------------------------------------------------------------------------
                                                                                                                 MARCH 3, 1998
                                              SIX MONTHS          YEAR ENDED       SEVEN MONTHS                   (DATE SALES
                                                 ENDED             JULY 31,           ENDED        YEAR ENDED    COMMENCED) TO
                                              JANUARY 31,      -----------------     JULY 31,     DECEMBER 31,   DECEMBER 31,
                                                 2003           2002      2001         2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.72        $ 13.67   $ 18.59     $ 19.81        $ 16.48         $ 16.21
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.05)(a)       0.01(a)   (0.05)(a)     (0.01)(a)     (0.01)         0.00
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.12)         (1.82)    (2.61)      (1.21)          3.56            0.27
==============================================================================================================================
    Total from investment operations              (1.17)         (1.81)    (2.66)      (1.22)          3.55            0.27
==============================================================================================================================
Less distributions:
  Dividends from net investment income               --             --        --          --          (0.15)             --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --          (0.14)    (2.26)         --          (0.07)             --
==============================================================================================================================
    Total distributions                              --          (0.14)    (2.26)         --          (0.22)             --
==============================================================================================================================
Net asset value, end of period                  $ 10.55        $ 11.72   $ 13.67     $ 18.59        $ 19.81         $ 16.48
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                   (9.98)%       (13.27)%  (15.42)%     (6.16)%        21.70%           1.67%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $15,213        $13,471   $ 8,572     $ 5,883        $ 5,642         $ 4,289
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.62%(c)       2.48%     2.36%       2.32%(d)       2.27%           2.32%(d)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.62%(c)       2.48%     2.36%       2.32%(d)       2.38%           2.46%(d)
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.94)%(c)      0.04%    (0.30)%     (0.08)%(d)     (0.05)%          0.09%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                            7%            23%       23%         18%            24%              9%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $14,438,423.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS             YEAR ENDED          SEVEN MONTHS         YEAR ENDED
                                                     ENDED                JULY 31,              ENDED            DECEMBER 31,
                                                  JANUARY 31,       ---------------------      JULY 31,      --------------------
                                                     2003            2002          2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 11.71         $ 13.66       $ 18.58      $ 19.80       $  16.48    $  14.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.05)(a)        0.01(a)      (0.05)(a)     (0.01)(a)     (0.01)(a)    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (1.12)          (1.82)        (2.61)       (1.21)          3.55        1.55
=================================================================================================================================
    Total from investment operations                  (1.17)          (1.81)        (2.66)       (1.22)          3.54        1.55
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   --              --            --           --          (0.15)         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           (0.14)        (2.26)          --          (0.07)         --
=================================================================================================================================
    Total distributions                                  --           (0.14)        (2.26)          --          (0.22)         --
=================================================================================================================================
Net asset value, end of period                      $ 10.54         $ 11.71       $ 13.66      $ 18.58       $  19.80    $  16.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       (9.99)%        (13.29)%      (15.42)%      (6.16)%        21.64%      10.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $36,321         $42,610       $62,802      $89,084       $108,821    $105,083
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.62%(c)        2.48%         2.36%        2.32%(d)       2.27%       2.32%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.62%(c)        2.48%         2.36%        2.32%(d)       2.38%       2.46%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.94)%(c)       0.04%        (0.30)%      (0.08)%(d)     (0.05)%      0.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                7%             23%           23%          18%            24%          9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $39,066,106.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                              CLASS R
                                                              ----------------------------------------
                                                              SIX MONTHS             JUNE 3, 2002
                                                                 ENDED          (DATE SALES COMMENCED)
                                                              JANUARY 31,            TO JULY 31,
                                                                 2003                    2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.04                 $ 13.92
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          (0.02)(a)                0.01(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.14)                  (1.89)
======================================================================================================
    Total from investment operations                             (1.16)                  (1.88)
======================================================================================================
Net asset value, end of period                                  $10.88                 $ 12.04
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  (9.64)%                (13.51)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  103                 $    13
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.12%(c)                1.97%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)               0.55%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                           7%                     23%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $61,143.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS & COMMON
  STOCKS-88.27%

APARTMENTS-13.32%

Apartment Investment & Management Co.-Class A     154,300   $  5,608,805
------------------------------------------------------------------------
Archstone-Smith Trust                             265,317      5,890,037
------------------------------------------------------------------------
Essex Property Trust, Inc.                        170,500      8,606,840
------------------------------------------------------------------------
Home Properties of New York, Inc.                  57,700      1,886,213
------------------------------------------------------------------------
Summit Properties Inc.                            111,400      2,010,770
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                547,400      8,752,926
========================================================================
                                                              32,755,591
========================================================================

DIVERSIFIED-2.07%

Cominar Real Estate Investment Trust (Canada)      62,800        499,081
------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)          38,900        354,148
------------------------------------------------------------------------
Vornado Realty Trust                              122,400      4,222,800
========================================================================
                                                               5,076,029
========================================================================

FREESTANDING-1.35%

Commercial Net Lease Realty                       222,700      3,320,457
========================================================================

HEALTHCARE-7.53%

Health Care Property Investors, Inc.               94,500      3,481,380
------------------------------------------------------------------------
Health Care REIT, Inc.                            143,200      3,694,560
------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                      41,400      1,164,582
------------------------------------------------------------------------
Retirement Residences Real Estate Investment
  Trust (Canada)                                  125,900        966,615
------------------------------------------------------------------------
Senior Housing Properties Trust                   506,900      5,672,211
------------------------------------------------------------------------
Ventas, Inc.                                      312,200      3,543,470
========================================================================
                                                              18,522,818
========================================================================

INDUSTRIAL PROPERTIES-12.76%

AMB Property Corp.                                257,600      7,122,640
------------------------------------------------------------------------
CenterPoint Properties Corp.                      145,500      8,038,875
------------------------------------------------------------------------
Keystone Property Trust                           168,400      2,753,340
------------------------------------------------------------------------
ProLogis                                          541,000     13,443,850
========================================================================
                                                              31,358,705
========================================================================

INDUSTRIAL/OFFICE PROPERTIES-1.77%

Liberty Property Trust                            145,150      4,353,049
========================================================================

LODGING-RESORTS-3.90%

Fairmont Hotels & Resorts Inc. (Canada)            76,200      1,681,734
------------------------------------------------------------------------
Hilton Hotels Corp.                               215,100      2,518,821
------------------------------------------------------------------------
Host Marriott Corp.(a)                            368,000      2,999,200
------------------------------------------------------------------------
RFS Hotel Investors, Inc.                         102,300      1,071,081
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          55,600      1,303,820
========================================================================
                                                               9,574,656
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OFFICE PROPERTIES-12.98%

Alexandria Real Estate Equities, Inc.             108,200   $  4,474,070
------------------------------------------------------------------------
Boston Properties, Inc.                           257,600      9,247,840
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            197,600      5,631,600
------------------------------------------------------------------------
Prentiss Properties Trust                         143,000      3,808,090
------------------------------------------------------------------------
SL Green Realty Corp.                             289,800      8,757,756
========================================================================
                                                              31,919,356
========================================================================

REGIONAL MALLS-16.08%

CBL & Associates Properties, Inc.                 182,300      7,009,435
------------------------------------------------------------------------
General Growth Properties, Inc.                   243,300     12,043,350
------------------------------------------------------------------------
Macerich Co. (The)                                208,200      6,183,540
------------------------------------------------------------------------
Rouse Co. (The)                                    86,100      2,731,953
------------------------------------------------------------------------
Simon Property Group, Inc.                        353,900     11,572,530
========================================================================
                                                              39,540,808
========================================================================

SHOPPING CENTERS-15.36%

Chelsea Property Group, Inc.                      294,500     10,021,835
------------------------------------------------------------------------
Developers Diversified Realty Corp.               299,600      6,717,032
------------------------------------------------------------------------
Federal Realty Investment Trust                   205,400      5,759,416
------------------------------------------------------------------------
New Plan Excel Realty Trust                       241,700      4,517,373
------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               186,400      6,822,240
------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Canada)      317,000      2,675,528
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 111,800      1,246,570
========================================================================
                                                              37,759,994
========================================================================

SPECIALTY PROPERTIES-1.15%

Entertainment Properties Trust                     48,900      1,149,150
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                        77,200      1,684,504
========================================================================
                                                               2,833,654
========================================================================
    Total Real Estate Investment Trusts &
      Common Stocks (Cost $208,786,062)                      217,015,117
========================================================================

MONEY MARKET FUNDS-9.38%

STIC Liquid Assets Portfolio(b)                11,529,906     11,529,906
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        11,529,906     11,529,906
========================================================================
    Total Money Market Funds (Cost
      $23,059,812)                                            23,059,812
========================================================================
TOTAL INVESTMENTS-97.65% (Cost $231,845,874)                 240,074,929
========================================================================
OTHER ASSETS LESS LIABILITIES-2.35%                            5,768,715
========================================================================
NET ASSETS-100.00%                                          $245,843,644
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $231,845,874)                                $240,074,929
-----------------------------------------------------------
Foreign currencies, at value (cost $3,012)            3,026
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,214,652
-----------------------------------------------------------
  Fund shares sold                                8,635,102
-----------------------------------------------------------
  Dividends                                         598,718
-----------------------------------------------------------
  Investment for deferred compensation plan          21,549
-----------------------------------------------------------
Other assets                                         38,432
===========================================================
     Total assets                               250,586,408
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           3,881,940
-----------------------------------------------------------
  Fund shares reacquired                            572,613
-----------------------------------------------------------
  Deferred compensation plan                         21,549
-----------------------------------------------------------
Accrued distribution fees                           199,062
-----------------------------------------------------------
Accrued trustees' fees                                  741
-----------------------------------------------------------
Accrued transfer agent fees                          33,432
-----------------------------------------------------------
Accrued operating expenses                           33,427
===========================================================
     Total liabilities                            4,742,764
===========================================================
Net assets applicable to shares outstanding    $245,843,644
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $113,722,898
___________________________________________________________
===========================================================
Class B                                        $ 86,708,669
___________________________________________________________
===========================================================
Class C                                        $ 45,412,077
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           7,877,047
___________________________________________________________
===========================================================
Class B                                           5,989,347
___________________________________________________________
===========================================================
Class C                                           3,142,686
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.44
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $14.44 divided
       by 95.25%)                              $      15.16
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      14.48
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      14.45
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $25,786)                                  $  5,373,696
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                              91,225
-----------------------------------------------------------
Interest                                             11,559
===========================================================
    Total investment income                       5,476,480
===========================================================

EXPENSES:

Advisory fees                                     1,011,845
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       25,153
-----------------------------------------------------------
Distribution fees -- Class A                        177,308
-----------------------------------------------------------
Distribution fees -- Class B                        405,809
-----------------------------------------------------------
Distribution fees -- Class C                        211,869
-----------------------------------------------------------
Transfer agent fees                                 331,421
-----------------------------------------------------------
Trustees' fees                                        4,631
-----------------------------------------------------------
Other                                                85,038
===========================================================
    Total expenses                                2,278,280
===========================================================
Less: Fees waived                                      (487)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,837)
===========================================================
    Net expenses                                  2,275,956
===========================================================
Net investment income                             3,200,524
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (5,284,520)
-----------------------------------------------------------
  Foreign currencies                                (15,662)
===========================================================
                                                 (5,300,182)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (6,969,081)
-----------------------------------------------------------
  Foreign currencies                                 (1,303)
===========================================================
                                                 (6,970,384)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (12,270,566)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $ (9,070,042)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,200,524    $  2,902,798
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,300,182)      2,344,896
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (6,970,384)      7,441,074
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,070,042)     12,688,768
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,600,789)     (1,366,733)
------------------------------------------------------------------------------------------
  Class B                                                       (1,014,391)       (741,067)
------------------------------------------------------------------------------------------
  Class C                                                         (530,693)       (669,922)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       33,010,743      53,809,611
------------------------------------------------------------------------------------------
  Class B                                                       21,471,239      49,731,417
------------------------------------------------------------------------------------------
  Class C                                                        9,876,771      12,210,117
==========================================================================================
    Net increase in net assets                                  52,142,838     125,662,191
==========================================================================================

NET ASSETS:

  Beginning of period                                          193,700,806      68,038,615
==========================================================================================
  End of period                                               $245,843,644    $193,700,806
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $254,168,831    $189,810,078
------------------------------------------------------------------------------------------
  Undistributed net investment income                              295,798         241,147
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (16,850,176)    (11,549,994)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           8,229,191      15,199,575
==========================================================================================
                                                              $245,843,644    $193,700,806
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended January 31, 2003, AIM waived fees of $487.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $208,458 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B and Class C shares paid $177,308, $405,809 and $211,869, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $81,843 in front-end sales commissions from the sale of Class A shares and $9,511, $41 and $12,184 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member is counsel to the Board of Trustees. During the six months ended January 31, 2003, the Fund paid legal fees of $1,976.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,809 and reductions in custodian fees of $28 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,837.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2007                                 $ 9,608,109
----------------------------------------------------------
July 31, 2008                                   1,275,744
==========================================================
Total capital loss carryforward               $10,883,853
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $153,316,284 and $107,669,376, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $10,606,243
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,658,697)
===========================================================
Net unrealized appreciation of investment
  securities                                    $ 7,947,546
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $232,127,383.


NOTE 8--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSC charges. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     JANUARY 31,                     JULY 31,
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,029,180    $ 73,432,140     5,154,009    $ 76,791,735
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,781,525      40,851,629     4,236,687      63,066,596
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,080,494      15,796,063     1,526,796      22,598,155
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         99,933       1,466,267        86,632       1,253,375
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         62,035         912,954        45,952         669,735
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         31,715         465,785        40,989         588,258
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         50,967         743,231            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (50,871)       (743,231)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,968,320)    (42,630,895)   (1,670,317)    (24,235,499)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,351,815)    (19,550,113)     (979,116)    (14,004,914)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (441,393)     (6,385,077)     (770,478)    (10,976,296)
======================================================================================================================
                                                               4,323,450    $ 64,358,753     7,671,154    $115,751,145
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the six months ended January 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS         YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED            JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,    ------------------      JULY 31,      ------------------
                                                         2003         2002       2001          2000         1999       1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  15.25      $ 13.56    $ 13.04      $ 10.61       $ 11.46    $ 15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.24(a)      0.47(a)    0.50         0.30(a)       0.42       0.58(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.82)        1.68       0.54         2.38         (0.75)     (4.11)
=============================================================================================================================
    Total from investment operations                      (0.58)        2.15       1.04         2.68         (0.33)     (3.53)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.23)       (0.46)     (0.52)       (0.25)        (0.52)     (0.50)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           --         --           --            --      (0.25)
=============================================================================================================================
    Total distributions                                   (0.23)       (0.46)     (0.52)       (0.25)        (0.52)     (0.75)
=============================================================================================================================
Net asset value, end of period                         $  14.44      $ 15.25    $ 13.56      $ 13.04       $ 10.61    $ 11.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                           (3.81)%      16.10%      8.23%       25.61%        (2.88)%   (22.54)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $113,723      $86,411    $28,400      $23,187       $16,279    $20,087
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.67%(c)     1.77%      1.63%        1.62%(d)      1.61%      1.55%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.67%(c)     1.77%      1.79%        2.05%(d)      1.73%      1.71%
=============================================================================================================================
Ratio of net investment income to average net assets       3.20%(c)     3.25%      3.88%        4.49%(d)      3.70%      4.37%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                   51%          77%        85%          39%           52%        69%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $100,492,776.
(d)  Annualized.
(e)  Not annualized for periods less than one year.



                                                                             CLASS B
                                        ----------------------------------------------------------------------------------
                                                                                                             MARCH 3, 1998
                                        SIX MONTHS      YEAR ENDED JULY    SEVEN MONTHS                       (DATE SALES
                                          ENDED               31,              ENDED         YEAR ENDED      COMMENCED) TO
                                        JANUARY 31,    ------------------    JULY 31,        DECEMBER 31,    DECEMBER 31,
                                          2003          2002       2001        2000            1999             1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 15.29      $ 13.59    $ 13.07      $ 10.64          $11.48          $ 15.34
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.19(a)      0.38(a)    0.41         0.25(a)         0.32             0.37(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.82)        1.68       0.53         2.39           (0.72)           (3.58)
==========================================================================================================================
    Total from investment operations        (0.63)        2.06       0.94         2.64           (0.40)           (3.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income      (0.18)       (0.36)     (0.42)       (0.21)          (0.44)           (0.40)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --           --         --           --              --            (0.25)
==========================================================================================================================
    Total distributions                     (0.18)       (0.36)     (0.42)       (0.21)          (0.44)           (0.65)
==========================================================================================================================
Net asset value, end of period            $ 14.48      $ 15.29    $ 13.59      $ 13.07          $10.64          $ 11.48
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                             (4.11)%      15.40%      7.42%       25.08%          (3.53)%         (21.02)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $86,709      $69,557    $16,917      $12,722          $9,839          $ 6,901
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           2.32%(c)     2.41%      2.36%        2.37%(d)        2.35%            2.31%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        2.32%(c)     2.41%      2.43%        2.70%(d)        2.37%            2.35%(d)
==========================================================================================================================
Ratio of net investment income to
  average net assets                         2.55%(c)     2.61%      3.15%        3.73%(d)        2.96%            3.62%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                     51%          77%        85%          39%             52%              69%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,500,140.
(d)  Annualized.
(e)  Not annualized for periods less than one year.



                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS      YEAR ENDED JULY    SEVEN MONTHS          YEAR ENDED
                                                        ENDED               31,              ENDED            DECEMBER 31,
                                                      JANUARY 31,    ------------------    JULY 31,        ------------------
                                                        2003          2002       2001        2000           1999       1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 15.26      $ 13.57    $ 13.05      $ 10.62       $ 11.46    $ 15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.19(a)      0.38(a)    0.41         0.25(a)       0.33(a)    0.50(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.82)        1.67       0.53         2.39         (0.73)     (4.13)
=============================================================================================================================
    Total from investment operations                      (0.63)        2.05       0.94         2.64         (0.40)     (3.63)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.18)       (0.36)     (0.42)       (0.21)        (0.44)     (0.40)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           --         --           --            --      (0.25)
=============================================================================================================================
    Total distributions                                   (0.18)       (0.36)     (0.42)       (0.21)        (0.44)     (0.65)
=============================================================================================================================
Net asset value, end of period                          $ 14.45      $ 15.26    $ 13.57      $ 13.05       $ 10.62    $ 11.46
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                           (4.12)%      15.35%      7.43%       25.13%        (3.54)%   (23.16)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $45,412      $37,733    $22,722      $20,306       $19,992    $32,921
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.32%(c)     2.41%      2.36%        2.37%(d)      2.35%      2.31%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.32%(c)     2.41%      2.43%        2.70%(d)      2.37%      2.37%
=============================================================================================================================
Ratio of net investment income to average net assets       2.55%(c)     2.61%      3.15%        3.73%(d)      2.96%      3.62%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                   51%          77%        85%          39%           52%        69%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $42,028,440.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                     APPENDIX II

MARCH 31, 2003

ANNUAL REPORT

INVESCO SECTOR FUNDS, INC.

ENERGY FUND

FINANCIAL SERVICES FUND

GOLD & PRECIOUS METALS FUND

HEALTH SCIENCES FUND

LEISURE FUND

REAL ESTATE OPPORTUNITY FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

UTILITIES FUND

"OVERALL, DEMAND FOR HEALTH CARE SERVICES AND PRODUCTS REMAINS HIGH."
SEE PAGE 11

[INVESCO ICON] INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTGRAPH OF RAYMOND R. CUNNINGHAM OMMITTED]

LESSONS LEARNED

After an auspicious start to 2003 during which the Dow Jones Industrials gained 5% in the first three days of trading, the stock market backed down amid war worries. Once again, what had seemed like the beginning of a sustained rebound turned out to be a false start. You could almost hear the collective groan from investors, and, admittedly, I joined in.

But then I stepped back for a view of the big picture. Has the market's behavior over the past year been frustrating? Undeniably. However, it's also been instructive, and I believe that those of us who pay attention to the downturn's lessons will come out ahead in the long run.

The first lesson the bear market has reinforced is the importance of defining and maintaining an investment plan. This plan should accommodate your risk tolerance, time horizon, and long-term goals -- and it should be built to last.

That's not to say it doesn't need fine-tuning now and again. The lesson of diversification always deserves review. As we've seen this past decade, a variety of investments -- from Treasuries to aggressive growth stocks -- constantly vie for leadership, and there's never just one winner over time. The last few years have also reinforced the lesson that adequate diversification requires occasional rebalancing. Many investors made the mistake of letting portfolios become overly stock-heavy during the late 1990s, and then came to regret this lapse when bonds surged ahead in the new millennium.

Similarly, history says it would be a mistake to neglect stocks now. Don't forget that, while the past few years have been tough on equities, they still deserve a place in every long-term investor's portfolio. After all, stocks have historically outpaced inflation by a far greater margin than bonds. For example, in surveying the 50-year period ended December 31, 2002, stock returns exceeded inflation by 7.16%, compared with 2.37% for bonds.*

Perhaps one of the greatest lessons we can learn from the current downturn is that it's tough to go it alone. Now more than ever, it helps to have a trusted financial advisor to turn to for advice and assistance. It's not enough to recognize history's lessons -- we also need to put them to good use so we're better prepared to meet tomorrow's challenges.

Sincerely,

/s/Raymond R. Cunningham
------------------------
Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SOURCES: STANDARD & POOR'S(R); FEDERAL RESERVE. STOCKS ARE REPRESENTED BY THE TOTAL RETURNS OF THE S&P 500 INDEX(R), AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET; BONDS BY LONG-TERM TREASURIES (10+ YEARS); INFLATION BY THE CONSUMER PRICE INDEX. TREASURY BILLS ARE GUARANTEED BY THE FULL FAITH CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST. STOCKS ARE NOT GUARANTEED. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. INDEXES ARE UNMANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUND INVESTING.

                                  INVESCO SECTOR FUNDS, INC. TOTAL RETURN, PERIODS ENDED 3/31/03

                                                                                                                         Manager's
                                                                Cumulative                           10 years+ or         Report
Fund (Inception)                                                 6 Months     1 year   5 years+    Since Inception o      Page #
----------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND - CLASS A (4/02) WITH SALES CHARGE                      2.93%     (17.32%)     N/A        (17.32%)o^             3
ENERGY FUND - CLASS B (4/02) WITH CDSC                              3.51%     (18.24%)     N/A        (18.24%)o^             3
ENERGY FUND - CLASS C (2/00) WITH CDSC                              7.44%     (14.33%)     N/A          7.26%o+              3
ENERGY FUND - CLASS K (12/00)                                       8.74%     (13.52%)     N/A         (3.16%)o+             3
ENERGY FUND - INVESTOR CLASS (1/84)                                 8.80%     (12.72%)    5.35%         8.93%                3
FINANCIAL SERVICES FUND - CLASS A (4/02) WITH SALES CHARGE         (5.88%)    (26.62%)     N/A        (26.62%)o^             5
FINANCIAL SERVICES FUND - CLASS B (4/02) WITH CDSC                 (5.75%)    (27.48%)     N/A        (27.48%)o^             5
FINANCIAL SERVICES FUND - CLASS C (2/00) WITH CDSC                 (1.96%)    (24.22%)     N/A          0.18%o+              5
FINANCIAL SERVICES FUND - CLASS K (12/00)                          (0.48%)    (22.62%)     N/A         (9.90%)o+             5
FINANCIAL SERVICES FUND - INVESTOR CLASS (6/86)                    (0.45%)    (22.39%)   (1.20%)       10.38%                5
GOLD & PRECIOUS METALS FUND - CLASS A (4/02) WITH SALES CHARGE     (9.13%)     (1.24%)     N/A         (1.24%)o^             8
GOLD & PRECIOUS METALS FUND - CLASS B (4/02) WITH CDSC             (8.63%)     (0.63%)     N/A         (0.63%)o^             8
GOLD & PRECIOUS METALS FUND - CLASS C (2/00) WITH CDSC             (4.82%)      3.13%      N/A         13.72%o+              8
GOLD & PRECIOUS METALS FUND - INVESTOR CLASS (1/84)                (3.61%)      4.80%    (0.95%)       (3.25%)               8
HEALTH SCIENCES FUND - CLASS A (4/02) WITH SALES CHARGE            (8.86%)    (23.39%)     N/A        (23.39%)o^            10
HEALTH SCIENCES FUND - CLASS B (4/02) WITH CDSC                    (8.84%)    (24.39%)     N/A        (24.39%)o^            10
HEALTH SCIENCES FUND - CLASS C (2/00) WITH CDSC                    (5.24%)    (21.16%)     N/A        (10.81%)o+            10
HEALTH SCIENCES FUND - CLASS K (12/00)                             (3.94%)    (19.50%)     N/A        (15.39%)o+            10
HEALTH SCIENCES FUND - INVESTOR CLASS (1/84)                       (3.58%)    (18.99%)    0.15%        11.34%               10
LEISURE FUND - CLASS A (4/02) WITH SALES CHARGE                    (4.01%)    (25.10%)     N/A        (25.10%)o^            13
LEISURE FUND - CLASS B (4/02) WITH CDSC                            (3.78%)    (26.33%)     N/A        (26.33%)o^            13
LEISURE FUND - CLASS C (2/00) WITH CDSC                             0.01%     (22.65%)     N/A         (6.91%)o+            13
LEISURE FUND - CLASS K (12/01)                                      1.18%     (21.14%)     N/A        (11.75%)o^            13
LEISURE FUND - INVESTOR CLASS (1/84)                                1.51%     (20.87%)    7.87%        12.29%               13
REAL ESTATE OPPORTUNITY FUND - CLASS A (4/02) WITH SALES CHARGE    (3.80%)     (6.88%)     N/A         (6.88%)o^            15
REAL ESTATE OPPORTUNITY FUND - CLASS B (4/02) WITH CDSC            (3.45%)     (6.94%)     N/A         (6.94%)o^            15
REAL ESTATE OPPORTUNITY FUND - CLASS C (2/00) WITH CDSC             0.48%      (2.81%)     N/A          7.56%o+             15
REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS (1/97)                1.83%      (1.12%)   (1.15%)        2.20%o+             15
TECHNOLOGY FUND - CLASS A (4/02) WITH SALES CHARGE                  6.93%     (47.23%)     N/A        (47.23%)o^            17
TECHNOLOGY FUND - CLASS B (4/02) WITH CDSC                          7.64%     (49.62%)     N/A        (49.62%)o^            17
TECHNOLOGY FUND - CLASS C (2/00) WITH CDSC                         11.65%     (45.87%)     N/A        (42.30%)o+            17
TECHNOLOGY FUND - CLASS K (12/00)                                  12.62%     (44.47%)     N/A        (42.11%)o+            17
TECHNOLOGY FUND - INSTITITUTIONAL CLASS (12/98)                    13.33%     (43.94%)     N/A        (12.43%)o+            17
TECHNOLOGY FUND - INVESTOR CLASS (1/84)                            12.82%     (44.43%)   (9.05%)        5.72%               17
TELECOMMUNICATIONS FUND - CLASS A (4/02) WITH SALES CHARGE          0.64%     (39.45%)     N/A        (39.45%)o^            20
TELECOMMUNICATIONS FUND - CLASS B (4/02) WITH CDSC                  1.62%     (41.17%)     N/A        (41.17%)o^            20
TELECOMMUNICATIONS FUND - CLASS C (2/00) WITH CDSC                  5.63%     (37.20%)     N/A        (47.24%)o+            20
TELECOMMUNICATIONS FUND - CLASS K (12/00)                           7.05%     (35.77%)     N/A        (48.09%)o+            20
TELECOMMUNICATIONS FUND - INVESTOR CLASS (8/94)                     7.13%     (35.60%)  (15.09%)        1.36%o+             20
UTILITIES FUND - CLASS A (4/02) WITH SALES CHARGE                  (1.91%)    (25.39%)     N/A        (25.39%)o^            23
UTILITIES FUND - CLASS B (4/02) WITH CDSC                          (1.63%)    (26.67%)     N/A        (26.67%)o^            23
UTILITIES FUND - CLASS C (2/00) WITH CDSC                           1.98%     (22.85%)     N/A        (22.75%)o+            23
UTILITIES FUND - INVESTOR CLASS (6/86)                              3.75%     (20.99%)   (7.64%)        3.07%               23

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO GRANDFATHERED INVESTORS AS OF APRIL 1, 2002.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

+AVERAGE ANNUALIZED

^NOT ANNUALIZED

oFOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF YOUR PORTFOLIO.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT AND CEO............1

FUND REPORTS.................................3

AN INTERVIEW WITH TOM WALD..................25

MARKET HEADLINES............................27

INVESTMENT HOLDINGS.........................28

FINANCIAL STATEMENTS........................51

NOTES TO FINANCIAL STATEMENTS...............75

FINANCIAL HIGHLIGHTS........................86

OTHER INFORMATION..........................120

YOUR FUND'S REPORT

ENERGY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The annual reporting period ended March 31, 2003, was characterized by a sluggish economy, concerns over corporate accounting practices, and uncertainty stemming from the tense geopolitical climate -- factors which weighed on stocks from all sectors of the market, including energy. Against this backdrop, the value of Energy Fund-Investor Class shares lost 12.72%. However, this return significantly outperformed the S&P 500 Index,(R) which declined 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 ENERGY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Murphy Oil......................................5.27%
BP PLC Sponsored ADR Representing 6 Ord Shrs....4.23%
Nabors Industries Ltd...........................4.12%
Pioneer Natural Resources.......................4.04%
Talisman Energy.................................3.66%
Apache Corp.....................................3.56%
Conoco Phillips.................................3.52%
Enbridge Energy International LLC...............3.48%
Weatherford International Ltd...................3.45%
TotalFinaElf Sponsored ADR
Representing 1/2 Ord Shr........................3.45%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

FUNDAMENTALS STILL KEY TO LONG-TERM GROWTH

Over the course of the fiscal year, commodity prices soared, increasing by about 50% during the reporting period. This was partially the result of worries regarding the situation in Iraq, as well as disruptions in oil output due to strikes in Venezuela, and, later in the period, an outbreak of violence in Nigeria. Meanwhile, a cold winter made for strong demand for natural gas.

LINE GRAPH:  INVESCO ENERGY FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO ENERGY FUND - INVESTOR CLASS              S&P 500 INDEX(R)(2)

3/93  $10,000                                           $10,000
3/94  $ 9,506                                           $10,146
3/95  $ 9,364                                           $11,723
3/96  $11,524                                           $15,482
3/97  $14,717                                           $18,551
3/98  $18,128                                           $27,448
3/99  $14,642                                           $32,523
3/00  $22,427                                           $38,354
3/01  $27,606                                           $30,043
3/02  $26,948                                           $30,115
3/03  $23,520                                           $22,661

Yet even as commodity prices rose, energy stocks declined for the year -- further proof that the two are not necessarily as correlated as some investors would believe. In fact, we view short-term moves in commodity prices as relatively inconsequential. Over the past five years, the average price-per-barrel for crude oil has been in the neighborhood of $23 (versus $17 to $18 throughout the majority of the 1990s), and we expect it to level off around $25 once the war is over and investors realize that Iraq, which is capable of producing only 2.8 million barrels per day, is not likely to flood the market.

More important, we believe, are the compelling underlying fundamentals at work in the energy sector. Driven by ever-growing demand, oil inventories continued to move lower this past year, reaching below-normal levels as of March 31. Indeed, the U.S. economy's reliance on inexpensive and dependable energy sources for future economic expansion has shown no signs of abating. Just 15 years ago, the world consumed 58 million barrels of crude oil per day. So far in 2003, we are using an average of nearly 78 million barrels per day -- more than ever before. Furthermore, excess capacity (100% of which is in OPEC countries) is currently at a 4% level versus 25% 15 years ago. Unlike the many sectors facing overcapacity problems, we are now faced with the challenge of building up capacity in the energy sector, given the tight supply/demand fundamentals for oil. This challenge defines a long-term trend that we expect to see for some time in the oil business.

Fundamentals in the natural gas industry worked to the fund's advantage over the annual period. Prices increased as a result of production declines that seem to be deepening due to increasing depletion rates, and we finished the winter months with some of the lowest natural gas inventories in history. There simply has not been enough capital spending on drilling to keep up with demand, given that consumption of natural gas in the U.S. has risen sharply over the past decade. And because 95% of new electrical plants are fueled by natural gas, we believe that the demand for it will only increase as the country takes steps to expand electrical capacity.

STRONG STOCK SELECTION BENEFITS PERFORMANCE

A number of key holdings in the fund outperformed the broad market for the annual period. For example, the fund's largest position and a longtime holding, Murphy Oil, enjoyed a solid gain. During the first half of the year, the company was recognized for a major new oil discovery in Malaysia. This discovery only enhanced our already high opinion of Murphy, a company that we believe can succeed in almost any market environment. We think it's telling that Murphy's production growth is already locked in place for every year of this decade except one (and that year is expected to be locked in place soon), and are also pleased to report that, as of March 31, 2003, the firm was providing a dividend yield of approximately 2%.

GROWTH IN CONSUMPTION

As the strikes in Venezuela and problems in Nigeria proved this past year, inventories are so tight, any disruption in output is enough to remind investors of how important it is to build energy capacity. Furthermore, we're seeing incredible growth of consumption in developing areas -- namely China, a nation where automobile usage has been trending markedly higher in recent years.

The underlying dynamics driving energy prices and industry earnings worldwide are as favorable as ever, and in an expanding economy this will become even more evident. Consequently, we believe that the energy industry is entering a multiyear cycle of capacity expansion -- one that will provide ample opportunities for a variety of firms going forward.

LINE GRAPH: INVESCO ENERGY FUND - CLASS A & B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class A and the value of a $10,000 investment in INVESCO Energy Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Energy Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO ENERGY FUND - CLASS A       INVESCO ENERGY FUND - CLASS B       S&P 500 INDEX(R)(2)
4/02  $10,000                             $10,000                             $10,000
3/03  $ 8,268                             $ 8,176                             $ 7,525

LINE GRAPH:  INVESCO ENERGY FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Energy Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO ENERGY FUND - CLASS C             S&P 500 INDEX(2)

2/00  $10,000                                   $10,000
3/00  $12,112                                   $10,978
3/01  $14,818                                   $ 8,599
3/02  $14,364                                   $ 8,620
3/03  $12,449                                   $ 6,486

LINE GRAPH:  INVESCO ENERGY FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO ENERGY FUND - CLASS K             S&P 500 INDEX(R)(2)

12/00 $10,000                                   $10,000
3/01  $11,706                                   $ 8,858
3/02  $10,728                                   $ 8,879
3/03  $ 9,278                                   $ 6,682

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

PIE CHART:  ENERGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Oil & Gas Equipment & Services......28.73%
            Integrated Oil & Gas................25.06%
            Oil & Gas Exploration, Production
            & Transportation....................21.65%
            Oil & Gas Drilling..................11.09%
            Oil & Gas Refining & Marketing.......5.71%
            Natural Gas Pipelines................3.48%
            Gas Utilities........................0.60%
            Net Cash & Cash Equivalents......... 3.68%

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESSEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

YOUR FUND'S REPORT

FINANCIAL SERVICES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Market conditions for stocks were punishing during the annual period ended March 31, 2003, as evidenced by double-digit losses for the major stock indexes. Corporate accounting fraud was the dominant theme in the first part of the period, with news of earnings inflation perpetrated by WorldCom (not a fund holding) and other high-profile companies deepening investors' distrust of corporate America. Although these headlines faded somewhat as summer came to an end, the economy's progress remained slow through fall and winter, as a host of geopolitical concerns kept investors on edge. Particularly influential was the uncertainty surrounding the situation with Iraq, which by mid-March culminated in war.

In this unfavorable climate, all sectors -- including financial services -- retreated. As a result, Financial Services Fund-Investor Class shares lost 22.39% during the one-year period ended March 31, 2003. Although the fund outperformed the broader S&P 500 Index,(R) which lost 24.75%, it slightly lagged the S&P 500 Financials Index,(R) which declined by 21.71% during that same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                           FINANCIAL SERVICES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Bank of America..............................................6.14%
Wells Fargo & Co.............................................5.45%
Citigroup Inc................................................5.37%
Merrill Lynch & Co...........................................5.08%
American International Group.................................4.80%
Wachovia Corp................................................3.79%
Lehman Brothers Holdings.....................................3.10%
Fifth Third Bancorp..........................................2.81%
American Express.............................................2.71%
Ambac Financial Group........................................2.68%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

REGIONAL BANKS, INSURERS OUTPERFORM ON RELATIVE BASIS

Although all financial industry groups were down for the year, regional banks, property/casualty insurers, and reinsurers fared the best on a relative basis. Some stocks representing these areas managed gains despite the difficult conditions. For example, Bank of America, the fund's largest holding as of 3/31/03, advanced over the course of the year. The company is a successful turnaround story, as it has moved from an acquisition-oriented approach to a strategy centered on internal growth and strong customer service. During the annual period, the company's core businesses of consumer and commercial banking (constituting two-thirds of profits) contributed to solid earnings growth in a challenging environment. Furthermore, we believe that Bank of America's more market-sensitive businesses, such as asset management, equity investments, and global corporate investment banking, are positioned to perform well once the economy finally stabilizes.

On the other hand, despite strong fundamentals, fund holding Fifth Third Bancorp underperformed its banking industry peers this past year due to regulatory scrutiny. This past March, Fifth Third announced that it had entered into a written agreement with the Federal Reserve aimed at strengthening internal controls and risk management processes. Given that the fundamentals of the company remain strong, the agreement does not impair Fifth Third's day-to-day operations, and the agreement does not restrict dividends and buy-backs, we remain shareholders.

In the property/casualty insurance and reinsurance industries, a combination of significant price increases and a low level of catastrophes during the fund's fiscal year helped a number of holdings. An especially strong stock for the fund was reinsurance company RenaissanceRe Holdings Ltd, which delivered earnings growth well ahead of expectations. In addition, the company has been capitalizing on the turmoil in the marketplace to grow new lines of business. The fund also benefited from our opportunistic purchase of St Paul in the summer when the company's valuation was attractive due to concerns over asbestos claims and their capital position.

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - INVESTOR CLASS, GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO FINANCIAL SERVICES        S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      FUND - INVESTOR CLASS
3/93  $10,000                           $10,000                 $10,000
3/94  $ 9,766                           $10,146                 $ 9,636
3/95  $10,467                           $11,723                 $10,945
3/96  $14,873                           $15,482                 $16,230
3/97  $18,105                           $18,551                 $21,144
3/98  $28,526                           $27,448                 $33,668
3/99  $30,208                           $32,523                 $35,880
3/00  $29,955                           $38,354                 $35,593
3/01  $33,326                           $30,043                 $39,494
3/02  $34,598                           $30,115                 $41,168
3/03  $26,850                           $22,661                 $32,230

LINE GRAPH: INVESCO FINANCIAL SERVICES FUND - CLASS A & B, GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class A and the value of a $10,000 investment in INVESCO Financial Services Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials Index(R)(4) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Financial Services Fund
- Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO FINANCIAL                 INVESCO FINANCIAL               S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      SERVICES FUND - CLASS A           SERVICES FUND - CLASS B
4/02  $10,000                           $10,000                         $10,000                 $10,000
3/03  $ 7,338                           $ 7,252                         $ 7,525                 $ 7,829

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - CLASS C, GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials
Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Financial Services Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO FINANCIAL SERVICES        S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      FUND - CLASS C
2/00  $10,000                           $10,000                 $10,000
3/00  $11,472                           $10,978                 $11,855
3/01  $12,718                           $ 8,599                 $13,154
3/02  $13,098                           $ 8,620                 $13,712
3/03  $10,056                           $ 6,471                 $10,776

Select holdings within financial services bolstered the fund's performance as well. One key positive contributor was SLM Corp (Sallie Mae), which posted a double-digit gain for the year on strong earnings and sound fundamentals in the non-cyclical student lending industry.

MARKET-SENSITIVE FINANCIALS ENCOUNTER FUNDAMENTAL AND REGULATORY ROADBLOCKS

During the year, heightened regulatory scrutiny and investor skepticism took a toll on a variety of companies across the sector. The companies most affected were those involved with the investment banking and brokerage businesses. However, even better performing groups like insurers encountered increased pressure from rating agencies, and commercial banking and consumer finance companies also faced more stringent regulatory standards. Throughout the period, anemic capital markets also pressured firms with market-sensitive revenues. Indeed, year-over-year global equity issuance as of March 31, 2003, was down by 40%, mergers and acquisition activity fell off by 25%, and broad equity market indexes, such as the S&P 500(R) and the Nasdaq Composite Index, were down over 20%.

Meanwhile, political and regulatory problems presented a host of obstacles. Investigations by the Securities and Exchange Commission (SEC) and New York Attorney General -- as well as a Congressional inquiry last July related to investment banks' research practices and their involvement in companies like Enron and WorldCom (not fund holdings) -- created bad publicity for investment banks.

PIE CHART:  FINANCIAL SERVICES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks.........................................39.50%
            Diversified Financial Services................14.19%
            Investment Adviser/Broker
            Dealer Services...............................13.55%
            Multi-Line Insurance...........................6.78%
            Property & Casualty Insurance..................5.79%
            Consumer Finance...............................5.17%
            Reinsurance....................................4.58%
            Life & Health Insurance........................2.88%
            Insurance Brokers..............................2.23%
            Real Estate Investment Trusts..................1.67%
            Data Processing Services.......................0.17%
            Net Cash & Cash Equivalents....................3.49%

FUND MANAGEMENT

[PHOTOGRAPH OF JOSEPH W. SKORNICKA OMITTED]

JOSEPH W. SKORNICKA, CFA

JOE SKORNICKA IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO, JOE WAS A SENIOR EQUITY ANALYST AND FUND MANAGER WITH MUNDER CAPITAL MANAGEMENT AND AN ASSISTANT VICE PRESIDENT FOR COMERICA INCORPORATED. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, AND HOLDS AN MBA FROM THE UNIVERSITY OF MICHIGAN AND A BA FROM MICHIGAN STATE UNIVERSITY.

Although some progress has been made in resolving these troubles, holdings like Merrill Lynch & Co and Citigroup Inc weighed on the fund's performance during the period. Merrill was subjected to its share of bad press as the New York Attorney General singled it out in his campaign to reform investment banks. As for Citigroup, its diversity worked against it. Almost every negative headline seemed to have some relevance to Citigroup, since the company operates such a wide array of financial businesses. Nevertheless, we opted to stay invested in these companies, since we believe that they are strong enough to prosper over time.

FINANCIALS STILL APPEAR ATTRACTIVE

We still believe the financial services sector remains attractive for three primary reasons: demographics, consolidation and valuation. On demographics, the aging of the Baby Boomers is well known. We believe this trend will continue to benefit many industries within the sector including asset management, investment banking and brokerage, life insurance, and commercial banking. As for consolidation, after seeing a slowing in 2001 and 2002 due to economic and market weakness, as well as corporate scandals, we have seen an increase in activity over the past six months. This includes Household International selling to HSBC Holdings PLC, Skandia AB selling its U.S. annuity business to Prudential Financial Inc, Credit Suisse Group selling its clearing business to the Bank of New York, and two regional bank acquisitions by BB&T Corp and Mercantile
Bankshares (not fund holdings). As the economy stabilizes, we believe consolidation will accelerate in the sector, as the benefits of scale are just too important. Finally, on valuation, despite the fund outperforming the S&P 500 Index(R) for the trailing 1-, 5- and 10-year periods as of 3/31/03, financials still sold at a significant discount on a forward price-earnings basis to the S&P 500.(R)

LINE GRAPH:  INVESCO FINANCIAL SERVICES FUND - CLASS K, GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(4), and to the value of a $10,000 investment in the S&P Financials
Index(R)(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO FINANCIAL SERVICES        S&P 500 INDEX(R)(4)     S&P FINANCIALS INDEX(R)(4)
      FUND - CLASS K
12/00 $10,000                           $10,000                 $10,000
3/01  $ 9,803                           $ 8,858                 $ 9,853
3/02  $10,135                           $ 8,879                 $10,271
3/03  $ 7,842                           $ 6,682                 $ 8,041

DIVERSIFICATION AND A LONG-TERM FOCUS CRUCIAL IN AN UNCERTAIN MARKET

Although we believe the economy will gradually strengthen once the conflict with Iraq is resolved, we are exercising caution. Above all else, we remain committed to maintaining our focus on long-term corporate fundamentals. Industry diversification is an important part of our strategy as well. While we will overweight and underweight industries based on our bottom-up individual company research and top-down industry views, we will also stay diversified across the major industries within the sector. As we see more sure signs of an economic recovery, we may choose to position the fund more aggressively into the sector's more market- and economically-sensitive industries.

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P 500 FINANCIALS INDEX(R) REFLECTS THE FINANCIAL SERVICES SECTOR OF THE S&P 500 Index(R). THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

YOUR FUND'S REPORT

GOLD & PRECIOUS METALS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Although gold stocks fell prey to profit-taking during the first quarter of 2003, they finished the fund's fiscal year with a solid gain. Consequently, the value of Gold & Precious Metals Fund-Investor Class shares advanced 4.80% for the annual period ended March 31, 2003, significantly outpacing the S&P 500 Index,(R) which declined 24.75%. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

GOLD DEEMED A SAFE HAVEN IN A VOLATILE YEAR

A number of factors combined to push gold prices higher during the period. First, with equity markets weak for the majority of the period, questions lingering over the health of the economy, and geopolitical concerns intensifying, investors turned to the gold sector as a relatively safe haven. Indeed, due to gold's strong performance throughout the equity market downturn, more and more investors have sought gold as an effective diversification tool.

Second, the weakening U.S. dollar has benefited gold. More than a decade ago, the U.S. dollar replaced gold as the standard in foreign currency markets. During the past year, however, the dollar softened. While it remains a strong currency, the dollar is now sharing with gold the role of back-up for foreign local currencies.

Another catalyst for gold prices was the behavior of many major producers in the industry, who reduced their hedging -- or short selling -- and in so doing curtailed the gold supply. When gold producers hedge against future production, rather than simply set a contract to buy at a future price (as you see with other commodities, such as natural gas and crude oil), they complete a forward sale. This in turn spurs the bullion bank to hedge its position by borrowing gold from the central bank and selling it to invest the proceeds for a specific period of time. The forward sale price is then equal to the interest rate differential over that period. With the low interest rates that prevailed this year, however, there was little for producers to gain by hedging, since the current price and the forward price were similar.

FUND BENEFITS FROM LARGE POSITIONS IN GOLD SECTOR LEADERS

Throughout the period, we maintained a weighting in gold bullion. We did so because bullion tends to be less volatile -- to the upside or the downside -- than the stocks of gold producers. Therefore, we feel that bullion exposure can help cushion downturns or turbulence in gold prices over time. However, toward the end of the period when gold prices retreated somewhat, we reduced our gold bullion weighting to approximately 5%. This decision was based on our opinion that gold stocks had reached historically attractive valuations at the end of the first quarter of 2003, and, therefore, currently possess more upside potential than gold bullion heading into the second quarter of 2003.

--------------------------------------------------------------------------------
                         GOLD & PRECIOUS METALS FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Glamis Gold Ltd.....................7.90%
Agnico-Eagle Mines Ltd..............5.06%
IAMGOLD Corp........................4.99%
Newmont Mining......................4.87%
Placer Dome.........................4.73%
Barrick Gold........................4.68%
Gold Fields Ltd Sponsored ADR
Representing Ord Shrs...............4.51%
Meridian Gold.......................4.51%
Kinross Gold........................4.11%
Aber Diamond........................4.08%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO GOLD & PRECIOUS METALS FUND - INVESTOR CLASS, GROWTH OF
             $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO GOLD & PRECIOUS METALS      S&P 500 INDEX(R)(6)
      FUND - INVESTOR CLASS

3/93  $10,000                             $10,000
3/94  $14,170                             $10,146
3/95  $10,020                             $11,723
3/96  $16,646                             $15,482
3/97  $13,943                             $18,551
3/98  $ 7,537                             $27,448
3/99  $ 5,405                             $32,523
3/00  $ 4,674                             $38,354
3/01  $ 4,283                             $30,043
3/02  $ 6,858                             $30,115
3/03  $ 7,187                             $22,661

Generally, the fund's outperformance of the broad market for the year was due to our investment in large- to mid-cap companies with the ability to grow their gold reserves at a relatively low cost. In particular, we emphasized companies that do not significantly hedge, and these firms benefited as gold prices moved higher.

For example, Glamis Gold Ltd, the fund's largest holdings, advanced during the period due to its successful acquisition of Francisco Gold, which helped broaden Glamis' exploration base. In addition, the company continued to drive down costs on its existing mines, fueling organic growth. Overall, Glamis exemplifies the type of gold company we target, given its strong production growth capabilities, appealing valuation, and prospects for long-term success.

OUTLOOK FOR GOLD APPEARS BRIGHT

Although the first few months of 2003 have been challenging for gold stocks, we remain optimistic about the outlook for the gold market. On the one hand, if the U.S. dollar rallies once the U.S./Iraq conflict has been resolved, that could be a negative for gold (since gold is used as a hedge against a weak dollar, and therefore typically declines when the dollar gains ground). On the other hand, we will have to pay for the war, and U.S. deficits are heading higher -- which could cause the dollar to suffer going forward (and gold to rise). Furthermore, we could see the economy shift from a deflationary to an inflationary stance -- another potential positive for gold.

PIE CHART:  GOLD & PRECIOUS METALS FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Gold..........................59.64%
            Diversified Metals & Mining...16.59%
            Precious Metals & Minerals....11.26%
            Gold Bullion...................4.83%
            Net Cash & Cash Equivalents....7.68%

Of course, time will tell whether gold resumes its upward trajectory, and we will be watching carefully. It's instructive to note that roughly 20% of the world's gold production costs $270 per ounce to produce, and more than 50% costs $200 per ounce to produce. Therefore, since gold prices have recently been around $325 per ounce (as of March 31, 2003), we do not expect the price of gold to decline much. Furthermore, there are signs that gold's strong performance this past year is causing investors to acknowledge its attractive long-term fundamentals and its place in a well-diversified portfolio.

LINE GRAPH: INVESCO GOLD & PRECIOUS METALS FUND - CLASS A & B, GROWTH OF
            $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Class A and the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(6) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Gold & Precious Metals Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO GOLD & PRECIOUS   INVESCO GOLD & PRECIOUS     S&P 500 INDEX(R)(6)
      METALS FUND - CLASS A     METALS FUND - CLASS B

3/02  $10,000                   $10,000                     $10,000
3/03  $ 9,876                   $ 9,937                     $ 7,525

LINE GRAPH:  INVESCO GOLD & PRECIOUS METALS FUND - CLASS C, GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold & Precious Metals Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Gold & Precious Metals Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO GOLD & PRECIOUS METALS      S&P 500 INDEX(R)(6)
      FUND - CLASS C

2/00  $10,000                             $10,000
3/00  $ 9,143                             $10,978
3/01  $ 8,964                             $ 8,599
3/02  $14,179                             $ 8,620
3/03  $14,765                             $ 6,486

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER

JOHN SEGNER IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC., AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. AND FIRST TENNESSEE NATIONAL CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

YOUR FUND'S REPORT

HEALTH SCIENCES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past fiscal year proved challenging for financial markets, as an unrelenting wave of economic and geopolitical uncertainty made for unfavorable conditions. However, health care stocks -- which are typically less sensitive to broad market moves than other groups -- fared well on a relative basis. This was especially true in the second half of the year, when biotechnology and pharmaceutical companies rebounded strongly.

For the one-year period ended March 31, 2003, the value of Health Sciences Fund-Investor Class shares declined 18.99%. In comparison, the S&P 500 Index(R) fell 24.75% over that same time frame. (Of course, past performance is no guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

SUBSTANTIAL POSITION IN MEDICAL TECHNOLOGY AIDS PERFORMANCE

During the period, a significant weighting in the medical technology sub-sector of health care benefited the fund -- as did strong individual stock selection within this area. Because the cost of the technology involved in producing medical devices is so high, one often sees great barriers to entry once a certain company has established itself as a leader within a particular therapeutic market, such as implantable defibrillators or cancer radiation equipment. In other words, those device firms able to develop a propriety edge in growth markets can find themselves in a dominant position for a number of years. As a result, profitable business models, strong cash flow, and favorable returns on equity may generally follow.

For example, in the approximately $3 billion implantable defibrillator market, Medtronic Inc and Guidant Corp have emerged as clear leaders. For cancer radiation equipment, Varian Medical Systems is a leader, and we anticipate Johnson & Johnson and Boston Scientific will emerge as the dominant competitors in the pending drug-coated stent market, which we believe eventually could exceed $5 billion. Finally, Zimmer Holdings, which manufactures hip and knee implants, is a leader in the orthopedic market -- a strong growth area given the aging of the baby boomer demographic. Our decision to target these top-performing companies, therefore, proved advantageous during the year.

SHIFT INTO BIOTECH AND PHARMACEUTICAL STOCKS MAY POSITION FUND FOR GROWTH

Late in 2002, we shifted a significant portion of assets from health services holdings into the large-cap pharmaceuticals group. Although pharmaceuticals had been facing serious competition from the generic market earlier in the year, by the second half of 2002 many companies had already dealt with lapses in patents and their subsequent impact. As a result, earnings comparisons from previous quarters were beginning to improve.

--------------------------------------------------------------------------------
                             HEALTH SCIENCES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Biotech HOLDRs Trust................4.95%
Johnson & Johnson...................4.90%
Forest Laboratories.................4.79%
Pharmaceutical HOLDRs Trust.........4.44%
Merck & Co..........................4.35%
Wyeth...............................4.29%
Amgen Inc...........................4.27%
Abbott Laboratories.................4.12%
Eli Lilly & Co......................4.05%
Bristol-Myers Squibb................3.89%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Furthermore, research we conducted during the period showed that for the first time in 40 years, dividend yields on drug stocks had surpassed those of short-term interest rates. Even though income and yield are not primary objectives of the fund per se, this unusual phenomenon seems to indicate that the downside risk on many drug stocks have been mitigated as we await new product cycles and earnings acceleration in 2004.

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS     S&P 500 INDEX(R)(8)

3/93  $10,000                                           $10,000
3/94  $11,309                                           $10,146
3/95  $13,367                                           $11,723
3/96  $20,148                                           $15,482
3/97  $20,492                                           $18,551
3/98  $29,047                                           $27,448
3/99  $35,877                                           $32,523
3/00  $36,249                                           $38,354
3/01  $34,757                                           $30,043
3/02  $36,128                                           $30,115
3/03  $29,268                                           $22,661

Outperformers from the pharmaceutical industry during the year included Teva Pharmaceuticals Industries Ltd, a leader in the international generic drug market, and specialty pharmaceutical company Forest Laboratories. As a mid-size drug company, Forest can realize dramatic earnings growth when a few key products, such as their depression drugs Celexa and Lexapro, experience success.

We also increased the fund's weighting in biotechnology during this time. It's important to note, however, that we sought only profitable companies in this space -- firms with strong earnings, positive cash flows, and proven biological products that have already been introduced to the market. For example, we purchased additional shares of Gilead Sciences. Gilead is an example of a biotech company benefiting from success with a new and highly profitable product, Viread, which is used to treat HIV. The successful launch of Viread made for a breakthrough year for Gilead, as the company was able to go from posting losses to enjoying sharp profits.

HEALTH SERVICES HOLDINGS DETRACT

Through the first three quarters of 2002, the fund's health services stocks performed well. However, at the end of October, Tenet Healthcare (no longer a fund holding) fell under scrutiny for its Medicare pricing tactics -- news that quickly clouded the entire services area. Following this development, the fund's exposure to Tenet and other services leaders proved detrimental, hampering performance and negatively affecting our overall return for the annual period. In response, we significantly trimmed our weighting in health services.

This decision stemmed not only from the regulatory problems dogging hospitals, but also from our growing concern over issues that we believe could hamper services stocks going forward. First, we believe that, as the U.S. begins to adjust to a deficit in its budget rather than a surplus, we could see cuts in Medicare reimbursement for hospitals. Second, if a drug reimbursement plan is implemented, it might be financed partly by taking funding from Medicare hospital reimbursement. Although it remains to be seen whether funding will be ultimately taken away from hospitals, this potential negative development remains a risk for these stocks.

On the positive side, the fund had no exposure to HealthSouth Corp, a firm that has faced accusations of earnings fraud. Our analysis of HealthSouth's cash flow and balance sheet trends was enough to keep us away from its stock over the past year.

MONITORING THE POLITICAL LANDSCAPE

Overall, demand for health care services and products remains high. We have long subscribed to the notion that the aging of the baby boomers and increases in life expectancy should drive growth in the health care sector for many years to come. Furthermore, we are cautiously optimistic about the recent developments at the Food and Drug Administration-- which has been approving more products since the appointment of its new commissioner, Mark McClellan.

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

Going forward, we will be monitoring the political landscape closely. As we mentioned, Medicare reimbursement trends directly affect the health services sector, and cuts in the growth of Medicare funding could be negative for hospitals. Another interesting development could be the legislative introduction and potential passage of a prescription drug reimbursement plan. Given that another election year is approaching, voters may expect to see progress on this issue.

Other major events to watch for in health care include HMO pricing and hospital/HMO negotiations regarding a potential tiered hospital system. In terms of pricing, HMOs have benefited from increases in recent years, but another contract renegotiation season is on the horizon. We'll be following the news to see whether HMOs are able to implement higher premiums this year at a marginal spread to their cost trends. Meanwhile, interaction between hospitals and HMOs could lead to talks regarding possibly creating a so-called "tiered system," meaning that hospitals would be grouped according to higher and lower co-payment brackets. Such a system could hurt some hospitals, though select HMOs might benefit.

Finally, we'll be tracking product cycles within the pharmaceutical industry. Although there has recently been a gap in the introduction of new products, we believe we are close to seeing an end to this lapse. The worst of the impact from generic drug competitors appears to be over for many large-cap pharmaceutical companies. If this is the case, we could see a re-acceleration of earnings for leading pharmaceutical companies in 2003 and 2004.

LINE GRAPH: INVESCO HEALTH SCIENCES FUND - CLASS A & B, GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class A and the value of a $10,000 investment in INVESCO Health Sciences Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(8) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Health Sciences Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO HEALTH SCIENCES   INVESCO HEALTH SCIENCES      S&P 500 INDEX(R)(8)
      FUND - CLASS A            FUND - CLASS B

4/02  $10,000                   $10,000                      $10,000
3/03  $ 7,661                   $ 7,561                      $ 7,525

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Health Sciences Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO HEALTH SCIENCES FUND - CLASS C    S&P 500 INDEX(R)(8)

2/00  $10,000                                   $10,000
3/00  $ 8,944                                   $10,978
3/01  $ 8,516                                   $ 8,599
3/02  $ 8,759                                   $ 8,620
3/03  $ 6,993                                   $ 6,486

LINE GRAPH:  INVESCO HEALTH SCIENCES FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO HEALTH SCIENCES FUND - CLASS K    S&P 500 INDEX(R)(8)

12/00 $10,000                                   $10,000
3/01  $ 8,136                                   $ 8,858
3/02  $ 8,414                                   $ 8,879
3/03  $ 6,773                                   $ 6,682

PIE CHART:  HEALTH SCIENCES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals...............54.58%
            Health Care Equipment.........19.70%
            Biotechnology.................17.69%
            Health Care Supplies...........2.34%
            Health Care Facilities.........1.43%
            Managed Health Care............1.39%
            Household Products.............1.37%
            Health Care Distributors
            & Services.....................0.99%
            Net Cash & Cash Equivalents....0.51%

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM THE UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

LEISURE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past 12 months provided more challenges for equity investors, as stocks continued their declines. The summer of 2002 saw several high-profile corporate accounting scandals keep investors on their heels. By the fall, investors were growing increasingly concerned about the likelihood of war with Iraq. All the while, the economic recovery continued to tread water. Perhaps most disturbing were the period's figures on consumer confidence and spending, which revealed that the talk of war was taking its toll on consumption. Throughout this economic downturn, consumer spending had remained remarkably robust, and many observers suggested that this strength was the only variable staving off recession. But with the economy continuing to stagnate, the employment outlook became less encouraging and consumer confidence declined. As a result, companies that are more cyclically-sensitive or with revenues that are largely derived from consumer discretionary spending, including many leisure companies, came under pressure.

--------------------------------------------------------------------------------
                                 LEISURE FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Mattel Inc.....................................................7.37%
International Game Technology..................................7.33%
Omnicom Group..................................................5.82%
Harrah's Entertainment.........................................5.34%
Liberty Media Series A Shrs....................................4.82%
Heineken NV....................................................2.69%
Anheuser-Busch Cos.............................................2.42%
CableVision Systems New York Group.............................2.41%
Carlsberg A/S Class B Shrs.....................................2.28%
Valassis Communications........................................2.18%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO LEISURE FUND - INVESTOR CLASS GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO LEISURE FUND - INVESTOR CLASS     S&P 500 INDEX(R)(10)

3/93  $10,000                                   $10,000
3/94  $11,753                                   $10,146
3/95  $12,637                                   $11,723
3/96  $14,615                                   $15,482
3/97  $14,748                                   $18,551
3/98  $21,813                                   $27,448
3/99  $27,706                                   $32,523
3/00  $40,191                                   $38,354
3/01  $37,980                                   $30,043
3/02  $40,261                                   $30,115
3/03  $31,860                                   $22,661

In light of these trends, for the year ended March 31, 2003, the value of Leisure Fund-Investor Class shares declined 20.87%. However, the fund managed to outperform its benchmark, the S&P 500 Index,(R) which declined 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(9),(10) For performance of other share classes, please see page 2.

ECONOMIC SOFTNESS THREATENED TO HURT AD SPENDING

In a period as challenging as the past year has been, it's no surprise that the fund saw several holdings decline. Among the areas that detracted most from performance were our advertising agencies, notably Omnicom Group. Omnicom faced several problems throughout the year, including concerns about the means by which the company accounted for several acquisitions. We investigated Omnicom's accounting and held onto our position, believing the company has not done anything improper. Our confidence was validated later in the period, but Omnicom's troubles weren't over. The stock continued to trend lower as investors worried about how advertising spending would be hurt by the persistent economic weakness. Although Omnicom detracted from the fund's results this year, we continue to believe in the company's business model and remain confident that it will continue to gain market share over the next three to five years.

Valassis Communications was another underperformer. Shares of the coupon publisher declined after its primary competitor in the coupon publishing business announced plans to cut prices. At the time, Valassis was a top-ten holding in the fund, so it adversely affected relative performance. However, we continue to believe that the company possesses attractive long-term fundamental prospects.

THE FUND'S CYCLICAL SHARES DECLINED AS THE RECOVERY STAGNATED

Several of the fund's other more economically sensitive holdings came under pressure as well, including our cruise lines, diversified media companies, and our hotel and lodging stocks. The fund's movie studio stocks also generally underperformed. The exception was Pixar, a studio that specializes in animated children's movies, which gained nearly 50% during the period.

LINE GRAPH: INVESCO LEISURE FUND - CLASS A & B GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class A and the value of a $10,000 investment in INVESCO Leisure Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(10) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Leisure Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO LEISURE         INVESCO LEISURE   S&P 500 INDEX(R)(10)
      FUND - CLASS A          FUND - CLASS B

4/02  $10,000                 $10,000           $10,000
3/03  $ 7,490                 $ 7,367           $ 7,525

LINE GRAPH:  INVESCO LEISURE FUND - CLASS C GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Leisure Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO LEISURE FUND - CLASS C            S&P 500 INDEX(R)(10)

3/00  $10,000                                   $10,000
3/01  $ 9,708                                   $ 8,599
3/02  $10,203                                   $ 8,620
3/03  $ 7,994                                   $ 6,846

LINE GRAPH:  INVESCO LEISURE FUND - CLASS K GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/01) through 3/31/03.

      INVESCO LEISURE FUND - CLASS K            S&P 500 INDEX(R)(10)

12/01 $10,000                                   $10,000
3/02  $10,795                                   $10,255
3/03  $ 8,513                                   $ 7,717

The fund saw several other areas defy the market's weakness. For example, our toy manufacturers, on the back of gains in the shares of Mattel Inc, generally advanced, as did several of our cable and satellite television service providers, including Comcast Corp and EchoStar Communications, two industries that enjoy revenues that are largely independent of economic health.

PUBLISHERS, BREWERS AND RETAIL CONTRIBUTED POSITIVELY TO PERFORMANCE

Several of our holdings outperformed on a relative basis, declining less than the broader market. Included in this group were the fund's publishing stocks, such as New York Times and Harte-Hanks Inc. Likewise, many of our beverage stocks, including Anheuser-Busch Cos, contributed positively to relative performance. Our retail stocks also performed reasonably, as Foot Locker, Tuesday Morning, and Target Corp all bettered the S&P 500 Index.(R)

Going forward, it's clear the war has influenced the economy and the market. It will likely continue to do so until the conflict reaches resolution. Unfortunately, this knowledge yields few ideas on which we can act or invest. Consequently, our focus remains on the longer term. We continue to look for companies capable of enjoying strong fundamental growth over the next three to five years rather than the next few months. In this longer-term context, our current portfolio holdings appear attractive.

PIE CHART:  LEISURE FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Casinos & Gaming..............14.36%
            Movies & Entertainment........11.59%
            Cable & Satellite Operators...10.52%
            Advertising...................10.18%
            Leisure Products...............8.31%
            Brewers........................7.95%
            Publishing & Printing..........7.53%
            Hotels & Resorts...............6.39%
            Broadcasting - Radio/TV........5.10%
            Investment Companies...........2.58%
            Other Industries..............14.39%
            Net Cash & Cash Equivalents....1.10%

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF MARK GREENBERG OMITTED]

MARK GREENBERG, CFA

MARK GREENBERG IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE BEGAN HIS INVESTMENT CAREER IN 1980 AND HAS NEARLY 20 YEARS OF EXPERIENCE IN THE LEISURE SECTOR. MARK RECEIVED A BSBA FROM MARQUETTE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

REAL ESTATE OPPORTUNITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Equity investors were faced with a number of unnerving developments during the past 12 months. In the summer of 2002, corporate accounting fiascos and tensions in the Middle East gave investors pause. Fall saw talk of war with Iraq intensify, and the economy continue to stagnate. By the end of the period, the war had finally begun and stocks had seen the bear market extend another year.

--------------------------------------------------------------------------------
                         REAL ESTATE OPPORTUNITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Boston Properties.........................4.78%
General Growth Properties.................4.74%
Weingarten Realty Investors...............4.67%
ProLogis SBI..............................4.62%
Alexandria Real Estate Equities...........4.29%
Developers Diversified Realty.............4.25%
iStar Financial...........................4.17%
Vornado Realty Trust SBI..................4.17%
Equity Office Properties Trust............4.04%
CarrAmerica Realty........................3.89%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

THE MARKET'S RISK AVERSION SUPPORTED REITS

The uncertainty in the broader market provided some support for real estate investment trusts (REITs). As investors' tolerance for risk declined, they rotated into opportunities possessing a more defensive risk/reward profile, and REITs benefited from this trend. Not only has the group's dividend yield attracted investors, but also its financial health has withstood the economic downturn more successfully than other business sectors. Most property types outperformed the broader market during the fund's fiscal period, led by regional malls, shopping centers and industrial REITs. Meanwhile, the only property type that underperformed the S&P 500 Index(R) was the lodging group, which is arguably the most economically sensitive property type.

LINE GRAPH:  INVESCO REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS, GROWTH OF
             $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(12), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period (1/97) through 3/31/03.

      INVESCO REAL ESTATE OPPORTUNITY                           NAREIT - EQUITY
      FUND - INVESTOR CLASS             S&P 500 INDEX(R)(12)    REIT INDEX(12)

1/97  $10,000                           $10,000                 $10,000
3/97  $10,120                           $10,269                 $10,070
3/98  $12,136                           $15,194                 $11,970
3/99  $ 8,724                           $18,003                 $ 9,443
3/00  $ 9,097                           $21,231                 $ 9,689
3/01  $10,102                           $16,231                 $12,005
3/02  $11,584                           $16,670                 $14,748
3/03  $11,455                           $12,545                 $14,240

For the year ended March 31, 2003, the value of Real Estate Opportunity Fund-Investor Class shares declined 1.12%. The fund significantly outperformed the S&P 500 Index,(R) which declined by 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

RETAIL REITS ENJOYED STRONG FUNDAMENTALS

The fund received positive contributions to relative performance from most REIT property types, particularly its regional mall and shopping center exposure, two of the stronger property types. In contrast to much of the economy, the retail REIT group continued to exhibit relatively strong fundamentals throughout the past year. Standouts in these groups included Simon Property Group, Weingarten Realty Investors, and Rouse Co.

Other areas of strength included the fund's industrial REITs, notably ProLogis SBI. And although the office group declined in absolute terms, our office group holdings made positive contributions to relative performance, led by Alexandria Real Estate Equities. Finally, another standout during the year was iStar Financial, the commercial real estate lender, which advanced sharply.

LODGING AND HEALTH CARE REITS AMONG SECTOR'S FEW SOFT SPOTS

Detracting from the fund's performance was our minimal exposure to the lodging group. In addition, after performing well for most of the year, our health care REITs, such as Healthcare Realty, came under pressure late in the period, as the financial health of some key tenants, coupled with the uncertainty relating to possible changes in Medicare reimbursements, made investors wary.

The fund's non-REIT exposure also hindered performance, including casino operator Park Place Entertainment, Home Depot, and homebuilder Beazer Homes USA.

FAVORING REITS WITH SOLID BALANCE SHEETS

We made a few changes to the portfolio over the period. For example, we decreased the fund's health care exposure, as the financial health of some key tenants, coupled with the uncertainty relating to possible changes in Medicare reimbursements, prompted us to take some money off the table in that area. We also decreased the fund's lodging exposure, believing that the group's prospects remain murky in light of the war and resulting economic softness. On the other hand, we increased our exposure to shopping centers. Although this group is trading at a premium to other property types, we believe the sub-sector possesses visibility into its earnings prospects that's hard to find in other areas. Finally, we will continue to favor REITs with adequate dividend coverage and healthy balance sheets. In the office group, we plan to continue to emphasize firms that possess relatively low lease turnover.

Going forward, we remain cautiously optimistic about the REIT group. Reasons for optimism include the sector's high dividend yield, which could appeal to income-oriented investors, and its relative financial stability. Although the fundamental prospects of REITs have deteriorated somewhat with the economy, the degree of the softness has been significantly less severe than that endured by other economic sectors. We also continue to monitor developments in the proposed changes to the taxation of dividends.

LINE GRAPH: INVESCO REAL ESTATE OPPORTUNITY FUND - CLASS A & B GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class A and the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(12), and to the value of a $10,000 investment in the NAREIT - Equity Index(12) assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Real

Estate Opportunity Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO REAL ESTATE               INVESCO REAL ESTATE           S&P 500 INDEX(R)(12)   NAREIT - EQUITY
      OPPORTUNITY FUND - CLASS A        OPPORTUNITY FUND - CLASS B                           REIT INDEX(12)
4/02  $10,000                           $10,000                       $10,000                $10,000
3/03  $ 9,312                           $ 9,306                       $ 7,525                $ 9,655

LINE GRAPH:  INVESCO REAL ESTATE OPPORTUNITY FUND - CLASS C GROWTH OF
             $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(12), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Real Estate Opportunity Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO REAL ESTATE OPPORTUNITY                           NAREIT-EQUITY
      FUND - CLASS C                    S&P 500 INDEX(R)(12)    REIT INDEX(12)

2/00  $10,000                           $10,000                 $10,000
3/00  $10,210                           $10,978                 $10,275
3/01  $11,251                           $ 8,599                 $12,730
3/02  $12,791                           $ 8,620                 $15,639
3/03  $12,559                           $ 6,471                 $15,100

PIE CHART:  REAL ESTATE OPPORTUNITY FUND
            INDUSTRY BREAKDOWN
            AS OF 9/30/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Real Estate Investment Trusts..86.86%
            Real Estate Management &
            Development.....................2.32%
            Paper Products..................1.49%
            Forest Products.................1.43%
            Casinos & Gaming................1.11%
            Homebuilding....................1.00%
            Hotels & Resorts................1.00%
            Net Cash & Cash Equivalents.....4.79%

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(12)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

FUND MANAGEMENT

[PHOTOGRAPH OF SEAN D. KATOF OMITTED]

SEAN D. KATOF, CFA

SEAN KATOF IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND AN MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994 AND IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

YOUR FUND'S REPORT

TECHNOLOGY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past fiscal year was characterized by continued weak performance of technology stocks in the April through October period as a result of the failure of the economy to recover which disappointed optimistc expectations held by investors at the beginning of the year. During this period, investors were shaken by one unnerving development after another. In the summer, several high-profile accounting scandals and rising tensions in the Middle East undermined confidence. With the fall came concerns about war with Iraq and declining consumer confidence. Underlying all of these headline developments was persistent economic weakness. The technology sector continued to be acutely affected by the economic malaise. Demand for technology products, from consumers or corporations, remained weak.

TECH STOCKS PERFORMED WELL DURING THE SECOND HALF

The second half of the period was a different story, however, as the sector bounced sharply off the October lows. This strength could be attributed to the market's anticipation of rising holiday consumer demand and corporate year-end spending on technology upgrades. Further fueling the optimism was guidance from several high-profile companies in the sector that indicated business had likely stopped its cyclical deterioration. Although tech stocks lost some of their momentum in January following the sharp increase off the October lows, the sector managed to finish the fiscal year on a positive note. During the first quarter of 2003, while most market sectors declined in the face of the war, slipping consumer confidence and rising unemployment claims and energy prices, the technology sector managed to outperform the broader market.

--------------------------------------------------------------------------------
                               TECHNOLOGY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Microsoft Corp............................6.57%
Intel Corp................................3.82%
Cisco Systems.............................3.55%
Symantec Corp.............................2.90%
Dell Computer.............................2.89%
eBay Inc..................................2.76%
Oracle Corp...............................2.50%
International Business Machines...........2.11%
Linear Technology.........................1.90%
BEA Systems...............................1.88%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

But those late gains could not offset earlier losses. As such, the value of Technology Fund-Investor Class shares declined 44.43% for the one-year period ended March 31, 2003. The fund under-performed the S&P 500 Index,(R) which declined 24.75% during that same period. (Of course, past performance is not a guarantee of future results.)(13),(14) For performance of other share classes, please see page 2.

MOST TECH SUB-SECTORS ENDURED SHARP DECLINES

The selling was so intense throughout the tech sector during the period that there weren't many industries that advanced. Information technology consulting, software, communications equipment, computers, electronic equipment, and semiconductors all suffered severe declines. Even more conservative tech stocks, such as those in the aerospace and defense industry and commercial services companies, could not resist the market weakness.

The fund's lone bright spot was in the Internet space, where Amazon.com Inc, Yahoo! Inc, Hotels.com, and eBay Inc all advanced sharply. A handful of companies also made positive relative contributions to performance by declining less than the broader market. Included in this group were several technology "blue chips," such as Microsoft Corp, Oracle Corp, and International Business Machines. Dell Computer was another standout, as it managed to finish the period in the black. Wireless telecommunications services stocks, such as Nextel Communications, also performed well, on the heels of impressive subscriber growth. Indeed, wireless communications was one of the few areas that saw demand improve. Security software was another, led by Symantec Corp, as network security has been one of the few areas in which corporations have demonstrated a willingness to invest.

WE BELIEVE DEMAND FOR TECH PRODUCTS REMAINS WEAK BUT LIKELY TO IMPROVE

Going forward, we believe the coming quarter could be volatile for technology stocks, as stocks are up sharply and expectations have risen following better guidance than expected after first quarter earnings reports. We believe investors might be more forgiving of companies that report disappointing profits, as they are coming to focus more on improving prospects than current weakness in business.

LINE GRAPH:  INVESCO TECHNOLOGY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO TECHNOLOGY FUND -
      INVESTOR CLASS                      S&P 500 INDEX(14)

3/93  $ 10,000                            $10,000
3/94  $ 11,785                            $10,146
3/95  $ 14,192                            $11,723
3/96  $ 19,426                            $15,482
3/97  $ 21,371                            $18,551
3/98  $ 28,039                            $27,448
3/99  $ 37,453                            $32,523
3/00  $100,781                            $38,354
3/01  $ 36,749                            $30,043
3/02  $ 31,392                            $30,115
3/02  $ 17,446                            $22,661

LINE GRAPH:  INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS, GROWTH OF
             $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/98) through 3/31/03.

      INVESCO TECHNOLOGY FUND -
      INSTITUTIONAL CLASS                 S&P 500 INDEX(R)(14)

12/98 $10,000                             $10,000
3/99  $11,888                             $10,498
3/00  $32,129                             $12,380
3/01  $11,764                             $ 9,697
3/02  $10,112                             $ 9,721
3/03  $ 5,669                             $ 7,315

LINE GRAPH: INVESCO TECHNOLOGY FUND - CLASS A & B, GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class A and the value of a $10,000 investment in INVESCO Technology Fund
- Class B to the  value of a  $10,000  investment  in the S&P 500  Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Technology Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO TECHNOLOGY   INVESCO TECHNOLOGY   S&P 500 INDEX(R)(14)
      FUND - CLASS A       FUND - CLASS B

4/02  $10,000              $10,000              $10,000
3/03  $ 5,277              $ 5,038              $ 7,525

PIE CHART:  TECHNOLOGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors................16.87%
            Systems Software..............16.45%
            Application Software..........10.47%
            Computer Hardware..............7.82%
            Computer Storage & Peripherals.5.55%
            Electronic Equipment
            & Instruments..................5.22%
            Telecommunications Equipment...4.92%
            Networking Equipment...........4.46%
            Semiconductor Equipment........4.21%
            Data Processing Services.......3.89%
            Other Industries..............13.12%
            Net Cash & Cash Equivalents....7.02%

FUND MANAGEMENT

[PHOTOGRAPH OF WILLIAM R. KEITHLER OMITTED]

WILLIAM R. KEITHLER, CFA

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT OF INVESCO FUNDS GROUP. A CHARTERED FINANCIAL ANALYST CHARTERHOLDER, BILL RECEIVED AN MS FROM THE UNIVERSITY OF WISCONSIN-MADISON AND A BA FROM WEBSTER COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

As the period came to a close, we did not see any change in the fundamental outlook for the group. Current demand remains fairly weak. Our channel surveys have revealed inventory build-ups in the personal computer and wireless telecommunications sub-sectors. Demand for enterprise hardware has weakened modestly, which is likely a function of seasonal trends. And telecom and networking equipment companies have also seen their revenues stagnate, as their primary customers continue to rein in capital expenditures.

Nevertheless, we believe there are reasons for optimism. For example, we expect the second quarter of 2003 will see companies recapture the business that was lost due to first quarter war considerations, a trend that could result in some upside surprises. We will need a sustained period of improving business before enterprises have the confidence to commit to spending on major projects. However, there are glimmers of hope offered by mostly anecdotal data points which suggest modestly improving business for technology companies, which we believe reflects more than seasonal strength. The stocks may move in advance of confirmation of this in reported numbers.

Prospects for consumer spending are not encouraging. And a recent decision by the Federal Communications Commission (FCC), which forces regional Bell operating companies (RBOCs) to continue to lease their networks to competitors at wholesale rates, could throw cold water on the thesis of a recovery in the telecom sector this year. However, although the FCC's ruling discourages investments in legacy voice networks, the ruling encourages the RBOCs to build out their data networks, which could benefit the data-related networking equipment companies. In short, we believe opportunities can still be found in the sector, and identifying the best of them remains our focus.

LINE GRAPH:  INVESCO TECHNOLOGY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Technology Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO TECHNOLOGY FUND -
      CLASS C                             S&P 500 INDEX(R)(14)

2/00  $10,000                             $10,000
3/00  $10,663                             $10,978
3/01  $ 3,851                             $ 8,599
3/02  $ 3,251                             $ 8,620
3/03  $ 1,792                             $ 6,486

LINE GRAPH:  INVESCO TECHNOLOGY FUND - CLASS K GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO TECHNOLOGY FUND -
      CLASS K                             S&P 500 INDEX(R)(14)

12/00 $10,000                             $10,000
3/01  $ 5,846                             $ 8,858
3/02  $ 5,036                             $ 8,879
3/03  $ 2,796                             $ 6,682

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

YOUR FUND'S REPORT

TELECOMMUNICATIONS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The telecommunications sector endured a difficult 12 months. Several developments that pressured stocks in general, including persistent economic worries, the threat of another conflict between the U.S. and Iraq, and repeated uncertainty stemming from corporate malfeasance, also pressured the telecom sector. The corporate accounting scandals of the spring and summer of 2002 affected the sector acutely. The confession from WorldCom, which is not a fund holding, that it had overstated earnings by more than $3 billion hurt the entire sector, as did the Securities and Exchange Commission's investigation into Qwest Communications International for using networking capacity swaps to artificially inflate revenues.

A SURPRISE RULING FROM REGULATORS HURT THE RBOCS

After a rally during the fourth quarter of 2002, the New Year brought intensifying war rhetoric, which pressured the broad stock market. In February, the Federal Communications Commission (FCC), in its triennial review of the Telecommunications Act of 1996, decided it would continue to force the regional Bell operating companies (RBOCs) to lease their networks to competitors at below-market rates. This ruling surprised most investors and the RBOCs, which are the splinters of the former Ma Bell monopoly, sold off sharply. In response, many observers speculated that the RBOCs would discontinue network investments, which pressured many telecom equipment companies that count the RBOCs among their primary customers.

Even though the fund had minimal RBOC exposure, it could not resist the weakness in the sector and, for the year ended March 31, 2003, the value of Telecommunications Fund-Investor Class shares declined 35.60%. This return lagged the 24.75% decline of the S&P 500 Index,(R) as well as the 23.30% decline in the MSCI-EAFE. (Of course, past performance is not a guarantee of future results.)(15),(16) For performance of other share classes, please see page 2.

TELECOM EQUIPMENT COMPANIES WERE ALSO HURT BY THE FCC RULING

As has been the case for much of the past two years, the telecommunications sector offered few places to hide, and relative success meant owning the stocks that declined the least. The fund saw its holdings in most sub-sectors decline, particularly the RBOCs, such as SBC Communications and BellSouth Corp. Although the RBOCs received some positive news during the period when several companies received regulatory approval to offer long-distance service within their territories, the FCC's decision about leasing networks to competitors was a major blow for the entire group.

That decision had wide-reaching effects. Because the FCC maintained the status quo, it deterred the RBOCs from wanting to invest in their legacy voice networks, which is a bad omen for companies that provide the equipment for such networks. Fortunately, during the fourth quarter, we chose to emphasize data-related telecom equipment firms at the expense of voice-related equipment companies, a decision that prevented additional losses. Other areas of weakness included the fund's telecom-related semiconductor companies and its alternative service providers.

--------------------------------------------------------------------------------
                           TELECOMMUNICATIONS FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Vodafone Group PLC Sponsored ADR
Representing 10 Ord Shrs..................5.08%
AT&T Wireless Services....................4.71%
Comcast Corp Class A Shrs.................4.67%
Nextel Communications Class A Shrs........4.65%
QUALCOMM Inc..............................3.92%
EchoStar Communications Class A Shrs......3.90%
Verizon Communications....................3.61%
Nokia Corp Sponsored ADR
Representing Ord Shrs.....................3.17%
Symantec Corp.............................3.14%
Cox Communications Class A Shrs...........3.09%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND -INVESTOR CLASS GROWTH OF
             $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (8/94) through 3/31/03.

      INVESCO TELECOMMUNICATIONS
      FUND - INVESTOR CLASS         S&P 500 INDEX(R)(16)    MSCI EAFE INDEX(16)

8/94  $10,000                       $10,000                 $10,000
3/95  $10,997                       $11,140                 $10,015
3/96  $14,168                       $14,713                 $11,284
3/97  $14,919                       $17,629                 $11,481
3/98  $25,478                       $26,083                 $13,655
3/99  $36,872                       $30,906                 $14,525
3/00  $87,460                       $36,448                 $18,214
3/01  $33,742                       $28,549                 $13,538
3/02  $17,457                       $28,618                 $12,482
3/03  $11,243                       $21,535                 $ 9,574

WIRELESS COMMUNICATIONS SERVICE PROVIDERS WERE A BRIGHT SPOT

Among the few bright spots within the sector were the wireless service providers. Unlike the RBOCs, which saw their pricing power and fundamental growth prospects deteriorate during the past year, several wireless service companies, such as Nextel Communications and Vodafone Group PLC, enjoyed positive subscriber, revenue, and cash flow growth during the period. The fund's cable and satellite television stocks, notably Cox Communications and Echostar Communications, also resisted the market's downturn to log gains during the period.

PIE CHART:  TELECOMMUNICATIONS FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Integrated Telecommunication
            Services......................22.67%
            Wireless Telecommunication
            Services......................18.31%
            Telecommunications
            Equipment.....................13.75%
            Cable & Satellite Operators...13.11%
            Broadcasting - Radio/TV........5.92%
            Networking Equipment...........4.73%
            Systems Software...............3.13%
            Application Software...........2.77%
            Semiconductors.................2.15%
            Other Industries...............5.15%
            Derivatives - Options..........0.11%
            Net Cash & Cash Equivalents....8.20%

Going forward, it seems that the economic outlook is murkier than it has been in a long time. We seem to be mired in a vicious cycle in which concerns about the economy lead to spending curbs, which lead to additional concerns about the economy. With the conflict in Iraq winding down, consumer confidence could rebound, and corporations might loosen their purse strings. Until then, the economy and the stock market could stagnate.

As for the portfolio, we have maintained its diversity, and believe it's well positioned to participate in any rallies that might materialize as the economy gains steam or as investor sentiment improves.

In the coming year, the FCC has another decision to make regarding wireless number portability, which would allow consumers to keep their current wireless phone number when they switch service providers. In our opinion, the FCC will impose wireless number portability on the service providers, and some companies are better positioned to manage this change than others. We will monitor this development closely.

(15)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(16)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE MSCI-EAFE INDEX REFLECTS THE
PERFORMANCE OF COMMON STOCKS FOR EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN FOREIGN ACCOUNTING AND SECURITIES REGULATION.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]

BRIAN B. HAYWARD, CFA

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1985.

In our opinion, the fund currently emphasizes the telecom sector's best growth opportunities, such as cable and satellite television service, as well as wireless communications services providers. In the equipment industry, although our exposure is small, it is concentrated in companies that primarily sell to the purveyors of broadband service and data traffic -- two areas that stand to benefit from the recent FCC ruling. Finally, we plan to maintain a relatively small exposure to the RBOCs.

LINE GRAPH: INVESCO TELECOMMUNICATIONS FUND - CLASS A & B, GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class A and the value of a $10,000 investment in INVESCO Telecommunications Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Telecommunications Fund
- Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO TELECOMMUNICATIONS    INVESCO TELECOMMUNICATIONS    S&P 500        MSCI EAFE
      FUND - CLASS A                FUND - CLASS B                INDEX(R)(16)   INDEX(16)
4/02  $10,000                       $10,000                       $10,000        $10,000
3/03  $ 6,055                       $ 5,884                       $ 7,525        $ 7,670

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND - CLASS C GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Telecommunications Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO TELECOMMUNICATIONS
      FUND - CLASS C                S&P 500 INDEX(R)(16)    MSCI EAFE INDEX(16)

2/00  $10,000                       $10,000                 $10,000
3/00  $10,859                       $10,978                 $10,390
3/01  $ 4,159                       $ 8,599                 $ 7,723
3/02  $ 2,124                       $ 8,620                 $ 7,121
3/03  $ 1,355                       $ 6,486                 $ 5,461

LINE GRAPH:  INVESCO TELECOMMUNICATIONS FUND - CLASS K GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(R)(16), and to the value of a $10,000 investment in the MSCI EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/31/03.

      INVESCO TELECOMMUNICATIONS
      FUND - CLASS K                S&P 500 INDEX(R)(16)    MSCI EAFE INDEX(16)

12/00 $10,000                       $10,000                 $10,000
3/01  $ 6,533                       $ 8,858                 $ 8,943
3/02  $ 3,376                       $ 8,879                 $ 8,245
3/03  $ 2,169                       $ 6,682                 $ 6,324

YOUR FUND'S REPORT

UTILITIES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The bear market in stocks persisted during the fund's fiscal year, as investors were faced with a number of unnerving developments. The summer saw several corporate accounting scandals and persistent economic weakness that kept investors on their heels. The second half of the period was dominated by rising tensions between the U.S. and Iraq. Together, these developments translated into another poor year for equities.

--------------------------------------------------------------------------------
                                UTILITIES FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/03
--------------------------------------------------------------------------------

Entergy Corp..............................4.79%
Dominion Resources........................4.78%
FPL Group.................................4.77%
CenturyTel Inc............................4.76%
PPL Corp..................................4.74%
Cinergy Corp..............................4.71%
Exelon Corp...............................4.61%
Kinder Morgan Management LLC..............4.58%
Verizon Communications....................4.48%
Bell South................................4.34%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

NEGATIVE HEADLINES PRESSURED UTILITIES

Utilities stocks did not fare much better, as sector-specific developments had investors rotating away from the group. Without a doubt, the event that cast the darkest cloud over this sector was the meltdown at Enron Corp (not a fund holding). During the summer, the Federal Energy Regulatory Commission (FERC) discovered that the bankrupt energy trader had used a variety of questionable tactics to manipulate energy prices in California. In response, FERC ordered all of the companies that supplied power to California to preserve their records, leading many investors to wonder whether other energy trading companies would meet the same fate as Enron. Consequently, many gas utilities declined sharply, as the market grew increasingly leery of any company with trading operations.

LINE GRAPH:  INVESCO UTILITIES FUND - INVESTOR CLASS GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(18), and to the value of a $10,000 investment in the S&P Utilities
Index(R)(18), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/31/03.

      INVESCO UTILITIES
      FUND - INVESTOR CLASS   S&P 500 INDEX(R)(18)    S&P UTILITIES INDEX(R)(18)

3/93  $10,000                 $10,000                 $10,000
3/94  $10,571                 $10,146                 $ 9,057
3/95  $10,489                 $11,723                 $ 9,485
3/96  $13,043                 $15,482                 $11,702
3/97  $13,820                 $18,551                 $12,182
3/98  $20,137                 $27,448                 $16,611
3/99  $22,301                 $32,523                 $16,345
3/00  $30,300                 $38,354                 $17,624
3/01  $25,700                 $30,043                 $23,954
3/02  $17,133                 $30,115                 $18,536
3/03  $13,537                 $22,661                 $12,158

Compared to the first half of the period, the past six months were relatively quiet. Aside from liquidity problems faced by three utilities in February, the sector largely faded from the headlines, and performance stabilized dramatically.

AN INHOSPITABLE REGULATORY ENVIRONMENT HURT TELECOM

Accounting irregularities also affected the telecommunications utilities. With investors already anxious that the prevailing economic softness had dampened the group's financial prospects, the telecom sector took another blow when accounting fraud surfaced at WorldCom (not a fund holding) in June. Unfortunately, that was not the end of the bad news for the telecom service providers. In February, the Federal Communications Commission (FCC) maintained a regulation that forces the regional Bell operating companies (RBOCs) to offer competitors access to their networks at wholesale rates. This decision surprised many investors, and the RBOCs declined sharply in response.

For the year ended March 31, 2003, the value of Utilities Fund-Investor Class shares declined 20.99%, which outperformed the 24.75% decline posted by the S&P 500 Index.(R) (Of course, past performance is not a guarantee of future results.)(17),(18) For performance of other share classes, please see page 2.

The fund's emphasis on electric utilities, such as Southern Co, worked well for the portfolio, as the electrics have handily outperformed their gas counterparts. The fact that we have, for the most part, avoided or had minimal exposure to some of the sector's high-profile blow-ups has also supported relative performance. The fund's lone water utility, Philadelphia Suburban, enjoyed strong results as well. Additionally, the fund's small bond holdings contributed to its relative performance.

The fund had its share of laggards. Although we emphasized more conservative electric utilities at the expense of gas utilities pipeline companies that have extensive trading operations, even our minimal exposure to the group hindered our annual showing. Also undermining performance were the fund's RBOCs, which, as stated previously, endured a rough period.

Going forward, we remain cautiously optimistic about the utilities sector. The headline risk that plagued the group throughout 2002 is likely behind us. And we continue to believe valuations within the group remain reasonable. Furthermore, the legislative and regulatory environment also appears favorable, as the proposed changes to the tax treatment of dividends could increase investors' appetite for dividend-paying stocks.

Fundamentally, there are reasons to be optimistic about the utilities sector in the near term. For example, the past winter was colder than normal, which increases demand for power. Furthermore, although natural gas prices have declined since their recent highs, they remain high by historical standards. Even then, higher gas prices support higher electricity prices, which could provide a fundamental cushion for companies that are well hedged.

As for the portfolio, our strategy has not changed. We continue to look for opportunities to increase the fund's diversification within the sector. Our focus remains on finding and investing in companies with strong balance sheets, liquidity, and attractive prospects for delivering a competitive total return. As such, we do not anticipate making any significant changes. We are currently searching the sector for cheaper firms that might have faced issues in the past, but that have now rectified them and could see their stocks revalued higher as a result

LINE GRAPH: INVESCO UTILITIES FUND - CLASS A & B GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class A and the value of a $10,000 investment in INVESCO Utilities Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(18), and to the value of a $10,000 investment in the S&P 500 Utilities Index(R)(18), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Utilities Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 3/31/03.

      INVESCO UTILITIES    INVESCO UTILITIES          S&P 500            S&P 500 UTILITIES
      FUND - CLASS A       FUND - CLASS B             INDEX(R)(18)       INDEX(R)(18)
4/02  $10,000              $10,000                    $10,000            $10,000
3/03  $ 7,461              $ 7,333                    $ 7,525            $ 6,559

LINE GRAPH:  INVESCO UTILITIES FUND - CLASS C GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(18), and to the value of a $10,000 investment in the S&P Utilities Index(R)(18), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Utilities Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 3/31/03.

      INVESCO UTILITIES
      FUND - CLASS C          S&P 500 INDEX(R)(18)    S&P UTILITIES INDEX(R)(18)

2/00  $10,000                 $10,000                 $10,000
3/00  $10,258                 $10,978                 $10,333
3/01  $ 8,633                 $ 8,599                 $14,045
3/02  $ 5,709                 $ 8,620                 $10,868
3/03  $ 4,462                 $ 6,486                 $ 7,128

(17)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(18)THE S&P 500 Index(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P 500 UTILITIES INDEX IS CONSIDERED REPRESENTATIVE OF EQUITIES IN THE UTILITY SECTOR. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

PIE CHART:  UTILITIES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Electric Utilities............69.11%
            Integrated Telecommunication
            Services......................17.53%
            Natural Gas Pipelines..........5.78%
            Gas Utilities..................2.23%
            Water Utilities................2.17%
            Net Cash & Cash Equivalents....3.18%

FUND MANAGEMENT

JEFFREY G. MORRIS, CFA

JEFF MORRIS IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND BEGAN HIS INVESTMENT CAREER IN 1991.

QUESTIONS & ANSWERS

AN INTERVIEW WITH HEALTH SCIENCES FUND MANAGER TOM WALD

[PHOTOGRAPH OF TOM WALD OMITTED]

TOM WALD IS A VICE PRESIDENT AND FUND MANAGER OF INVESCO HEALTH SCIENCES FUND

KEEPING PACE WITH THE DYNAMIC HEALTH CARE SECTOR

THE HEALTH CARE SECTOR -- THOUGH RELATIVELY IMMUNE TO THE WAR WORRIES AND ECONOMIC UNCERTAINTY THAT HAVE HURT OTHER AREAS -- HAS ENDURED ITS SHARE OF CHANGES THESE PAST SIX MONTHS. WHAT WERE SOME OF THE KEY EVENTS AFFECTING PERFORMANCE FOR THE SECTOR?

TOM WALD: Probably the most significant event was the market rotation out of health services stocks, which had been doing well until late last year. At the end of October 2002, hospital chain Tenet Healthcare came under regulatory fire. Questions concerning whether the company had been over-billing Medicare suddenly surfaced, and this controversy soured investors on hospitals and HMOs across the sector. On top of that, the stock market rebounded in the fourth quarter, and, generally speaking, defensive stocks that had performed well during the bear market (including health services stocks) took a hit as investors began taking profits from these companies and investing elsewhere.

With the Tenet blow-up, we recognized that the market had not properly discounted the regulatory risk that is typically involved with health services stocks. This is a risk we first saw about five years ago with HCA Inc (back then called Columbia), which ran into Medicare fraud problems at that time, scaring the market and showing that hospitals face systemic issues with Medicare pricing. That event -- along with reductions in Medicare reimbursements in the budget around 1997-98 -- hindered the performance of hospital stocks.

Then, through the middle of 2002, we saw these companies rebound and enjoy outstanding performance -- a lot of it predicated on changing demographics as more U.S. citizens moved toward senior citizen age, which kept political leaders funding Medicare in an effort to satisfy their constituencies. A Democratic-controlled Congress also helped keep funding for Medicare strong.

In retrospect, the market probably got carried away during these years, downplaying the regulatory risk hospital stocks face. The market also overlooked the liquidity risk associated with hospitals. After the Tenet debacle, it became clear that hospital stocks weren't liquid enough to handle the sell-off -- even those fundamentally strong companies within the space that were simply falling in sympathy with Tenet.

In light of this shift, we opted to decrease our portfolios' exposure to health services during the period and focus on other areas. It seemed like a good time to reposition the fund not only because of the rotation, but also because the midterm elections yielded a Republican-controlled Congress. At least for the time being, the issue of how Medicare will fare in the budget remains in question.

WITH HEALTH SERVICES STOCKS PULLING BACK, WERE THERE ANY AREAS OF THE SECTOR THAT PROVIDED SOME BALLAST?

TOM WALD: Yes, fortunately, the health care sector is diverse, and some other industries fared quite well. After trimming our exposure to health services, we moved a considerable portion of assets into large-cap pharmaceuticals. Six months ago, these companies were facing a lot of obstacles -- most notably, expiring patents and competition from generic manufacturers -- but the long-term picture has since brightened.

What we're seeing now is that the worst of the generic competition appears to have been played out, and earnings comparisons for many pharmaceuticals have therefore improved now that they've put some big losses behind them. Moreover, we expect to see a wave of new products in late 2003 or early 2004, which should provide a boost to the industry. And, for the first time in 40 years, dividend yields on drug stocks are above those for short-term Treasuries -- suggesting that there's probably less downside risk for these stocks than there has been in some time. Therefore, I think it's less a question of whether you want to own these stocks, and more a question of WHEN you want to own these stocks.

We're also bullish on the medical devices industry -- especially companies in the drug-coated stent market. Drug-coated stents are devices used to open arteries and keep them unclogged. We believe that this is the biggest new therapeutic market to emerge -- and it could dominate the health care sector for several years to come.

FOREST LABORATORIES IS ONE HEALTH CARE STOCK THAT SEEMS TO CONSISTENTLY OUTPERFORM. WHAT HAS FUELED THIS COMPANY'S GROWTH OVER THE PAST YEAR?

TOM WALD: Forest Laboratories has been one of our largest holdings for some time now, and it continued to perform well this reporting period. The company continues to grow its earnings and beat Wall Street estimates. The company has enjoyed tremendous success with its anti-depressant drugs, Lexapro and Celexa. In addition, Forest has shown a strong pace of development for a new Alzheimer's drug called Memantine, which we expect to be approved by the Food and Drug Administration (FDA) within the next year or so. Memantine is likely to be the best-in-class treatment for that disease, and the clinical research is promising so far. Forest is an example of a company that has succeeded on many levels:
It's had great financial results, great product results, and boasts a strong line-up of potential new products. Plus, Forest is a smaller firm, so positive results have had a major affect on its earnings.

YOU MENTIONED THE FDA. FOR MOST OF 2002, PRODUCT APPROVALS WERE SLOW IN COMING. WHAT ARE YOUR THOUGHTS ON THE FDA AT THIS JUNCTURE?

TOM WALD: For a while, the FDA was operating without a commissioner, and it took some time to appoint someone. No one wanted to be held accountable for the next Fen-Phen (a weight loss drug that wound up having life-threatening side effects post-FDA approval). In late 2002, Mark McClellan was appointed. It's difficult to judge what kind of effect his presence will have, but the market responded to the news of his appointment positively.

We're encouraged that there appears to be strong leadership at the agency, and the drug approval process has smoothed out a bit since his appointment. We think that companies with promising propriety product pipelines will continue to be well positioned for growth going forward.

ARE THERE ANY OTHER FACTORS ON YOUR RADAR SCREEN THAT COULD AFFECT THE HEALTH CARE SECTOR GOING FORWARD?

TOM WALD: Another pertinent event involved the shift in leadership from a Democratic to a Republican-controlled Congress during the mid-term elections last November. While it's tough to gauge what the long-term effects of this change might be, we'll be watching for any increases or decreases in the Medicare portion of the federal budget. It will also be interesting to see whether Medicare drug reimbursement legislation is passed, and, if so, how such legislation might be structured.

"... FOR THE FIRST TIME IN 40 YEARS, DIVIDEND YIELDS ON DRUG STOCKS ARE ABOVE THOSE FOR SHORT-TERM TREASURIES - SUGGESTING THAT THERE'S PROBABLY LESS DOWNSIDE RISK FOR THESE STOCKS THAN THERE HAS BEEN IN SOME TIME."

SECTOR FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS DUE TO HIGHER INDUSTRY CONCENTRATIONS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

MARKET HEADLINES

"OVERALL, FEW ECONOMIC ANALYSTS FORESEE A FOURTH YEAR OF BROAD STOCK DECLINES, BUT IT WILL LIKELY TAKE SOME DECISIVE AND LASTING SIGNS OF IMPROVEMENT BEFORE INVESTORS REGAIN CONFIDENCE."

MARKET OVERVIEW:

APRIL 2002 THROUGH MARCH 2003

After two years of declines in the stock market, investors had hoped to see an improvement in 2002 -- or at least in the first quarter of 2003. Instead, the market continued downward, with the major stock indexes registering sharp losses for the 12-month period ended March 31, 2003.

There were a number of factors responsible for the year's decline. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perception of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged, as inventories were pressured by strikes in Venezuela, violence in Nigeria, and concerns over a potential war with Iraq.

In addition, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10, a week-long rally during the first days of January 2003, and a mini-rebound in mid-March on the heels of the long-awaited start to the war in Iraq -- they could not be sustained in such an uncertain environment.

Meanwhile, investors flocked to investments with a defensive reputation during the year. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

As the fund's fiscal period came to a close, investors were still seeking direction. On the one hand, some uncertainty was put to rest once American-led coalition forces took up arms in Iraq. However, new questions regarding the duration of the war and the rebuilding process have recently surfaced. There are also concerns about the state of the U.S. economy.

Once the cloud of war lifts, investors will be watching to see whether corporate spending, consumer confidence, and other important measures improve as most
analysts   expect.   Investors   are  also   hoping   that  the  newly   elected
Republican-majority Congress and President Bush's economic plan -- which includes a proposal for the elimination of individual taxes on dividends -- will foster business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
ENERGY FUND
96.32   COMMON STOCKS
0.60    GAS UTILITIES
        Equitable Resources                                        40,000  $    1,500,400
==========================================================================================
25.06   INTEGRATED OIL & GAS
        BP PLC Sponsored ADR
          Representing 6 Ord Shrs                    UK           276,000      10,650,840
        ChevronTexaco Corp                                         88,000       5,689,200
        ConocoPhillips                                            165,000       8,844,000
        Eni SpA Sponsored ADR
          Representing 5 Ord Shrs(a)                 IT            82,000       5,475,140
        Murphy Oil                                                300,000      13,251,000
        Occidental Petroleum                                      165,000       4,943,400
        Royal Dutch Petroleum New York
          Registry 1.25 Gldr Shrs                    NL           135,000       5,501,250
        TotalFinaElf SA Sponsored ADR
          Representing 1/2 Ord Shr                   FR           137,000       8,667,990
==========================================================================================
                                                                               63,022,820
3.48    NATURAL GAS PIPELINES
        Enbridge Energy Management LLC                            220,000       8,756,000
==========================================================================================
11.09   OIL & GAS DRILLING
        Atwood Oceanics(b)                                        165,300       4,172,172
        Grey Wolf(b)                                              400,000       1,576,000
        Nabors Industries Ltd(b)                     BD           260,000      10,366,200
        Noble Corp(b)                                             198,000       6,221,160
        Rowan Cos                                                 282,000       5,544,120
==========================================================================================
                                                                               27,879,652
28.73   OIL & GAS EQUIPMENT & SERVICES
        Baker Hughes                                              170,000       5,088,100
        BJ Services(b)                                            160,000       5,502,400
        Cal Dive International(b)                                 430,000       7,744,300
        Cooper Cameron(b)                                         111,000       5,495,610
        FMC Technologies(b)                                       289,100       5,550,720
        Grant Prideco(b)                                          708,200       8,540,892
        Halliburton Co                                            265,000       5,493,450
        Lone Star Technologies(b)                                 388,600       8,207,232
        Maverick Tube(b)                                          300,000       5,580,000
        National-Oilwell Inc(b)                                   115,000       2,574,850
        Schlumberger Ltd                             NL           100,000       3,801,000
        Weatherford International Ltd(b)             BD           230,000       8,687,100
==========================================================================================
                                                                               72,265,654
21.65   OIL & GAS EXPLORATION,
          PRODUCTION & TRANSPORTATION
        Apache Corp                                               145,200       8,964,648
        Burlington Resources                                      111,000       5,295,810
        Devon Energy                                               55,000       2,652,100

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        EnCana Corp                                  CA           160,000  $    5,177,600
        Forest Oil(b)                                             228,000       5,084,400
        Kerr-McGee Corp                                           132,000       5,360,520
        Pioneer Natural Resources(b)                              405,000      10,165,500
        Remington Oil & Gas(b)                                    150,000       2,554,500
        Talisman Energy                              CA           232,000       9,201,120
==========================================================================================
                                                                               54,456,198
5.71    OIL & GAS REFINING & MARKETING
        Sunoco Inc                                                195,000       7,131,150
        Valero Energy                                             175,000       7,241,500
==========================================================================================
                                                                               14,372,650
        TOTAL COMMON STOCKS (COST $220,616,631)                               242,253,374
==========================================================================================
9.34    SHORT-TERM INVESTMENTS
7.56    COMMERCIAL PAPER
3.98    CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1,
         Discount Notes 1.420%, 4/1/2003                   $  10,000,000       10,000,000
==========================================================================================
3.58    DIVERSIFIED FINANCIAL SERVICES
        State Street Boston, Discount Notes,
          1.390%, 4/1/2003                                 $    9,000,000       9,000,000
==========================================================================================
          TOTAL COMMERCIAL PAPER (Amortized Cost
            $19,000,000)                                                       19,000,000
==========================================================================================
1.64    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $4,139,034)                                           4,139,034       4,139,034
==========================================================================================
0.14    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $360,012 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $370,000) (Cost
          $360,000)                                        $      360,000         360,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $23,499,034)                                         23,499,034
==========================================================================================
105.66  TOTAL INVESTMENTS AT VALUE
          (COST $244,115,665)                                                 265,752,408
==========================================================================================
(5.66)  OTHER ASSETS LESS LIABILITIES                                         (14,240,725)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  251,511,683
==========================================================================================

FINANCIAL SERVICES FUND
96.51   COMMON STOCKS
39.50   BANKS
        Bank of America                                           690,700  $   46,166,388
        Bank of New York                                          817,400      16,756,700
        Bank One                                                  552,600      19,131,012
        Charter One Financial                                     146,200       4,043,892
        City National                                              43,300       1,902,602
        Compass Bancshares                                        243,100       7,601,737

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Fifth Third Bancorp                                       420,950  $   21,106,433
        First Tennessee National                                  154,700       6,143,137
        FleetBoston Financial                                     436,000      10,411,680
        Investors Financial Services                              235,000       5,722,250
        M&T Bank                                                  178,100      13,995,098
        Mellon Financial                                          485,400      10,319,604
        National Commerce Financial                               391,200       9,271,440
        New York Community Bancorp                                147,700       4,401,460
        Northern Trust                                            329,300      10,027,185
        Synovus Financial                                         642,500      11,494,325
        TCF Financial                                             362,700      14,522,508
        UBS AG(b)                                                 254,600      10,871,420
        Wachovia Corp                                             836,800      28,509,776
        Wells Fargo & Co                                          910,700      40,972,393
        Zions Bancorp                                              87,300       3,734,694
==========================================================================================
                                                                              297,105,734
5.17    CONSUMER FINANCE
        Fannie Mae                                                150,900       9,861,315
        Freddie Mac                                               279,400      14,836,140
        SLM Corp                                                  127,600      14,153,392
==========================================================================================
                                                                               38,850,847
0.17    DATA PROCESSING SERVICES
        Concord EFS(b)                                            138,100       1,298,140
==========================================================================================
14.19   DIVERSIFIED FINANCIAL SERVICES
        Ambac Financial Group                                     399,100      20,162,532
        American Express                                          613,300      20,379,959
        Citigroup Inc                                           1,172,000      40,375,400
        Franklin Resources                                        233,300       7,677,903
        Goldman Sachs Group                                       124,000       8,441,920
        Moody's Corp                                               81,800       3,781,614
        Prudential Financial                                      200,800       5,873,400
==========================================================================================
                                                                              106,692,728
2.23    INSURANCE BROKERS
        Marsh & McLennan                                          393,300      16,766,379
==========================================================================================
13.55   INVESTMENT ADVISER/BROKER DEALER SERVICES
        Eaton Vance                                               165,700       4,429,161
        Federated Investors Class B Shrs                          336,950       8,575,377
        Legg Mason                                                237,300      11,566,002
        Lehman Brothers Holdings                                  403,100      23,279,025
        Merrill Lynch & Co                                      1,080,000      38,232,000
        Morgan Stanley                                            413,400      15,853,890
==========================================================================================
                                                                              101,935,455
2.88    LIFE & HEALTH INSURANCE
        AFLAC Inc                                                 306,800       9,832,940
        Lincoln National                                           70,700       1,979,600
        Nationwide Financial Services Class A Shrs                 91,000       2,217,670
        Principal Financial Group                                 280,300       7,607,342
==========================================================================================
                                                                               21,637,552

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.78    MULTI-LINE INSURANCE
        American International Group                              730,402  $   36,118,379
        Radian Group                                              446,700      14,910,846
==========================================================================================
                                                                               51,029,225
5.79    PROPERTY & CASUALTY INSURANCE
        Allstate Corp                                             506,500      16,800,605
        PMI Group                                                  74,900       1,913,695
        SAFECO Corp                                               383,100      13,397,007
        St Paul                                                   359,500      11,432,100
==========================================================================================
                                                                               43,543,407
1.67    REAL ESTATE INVESTMENT TRUSTS
        iStar Financial                                           430,900      12,569,353
==========================================================================================
4.58    REINSURANCE
        Endurance Specialty Holdings Ltd(b)                       166,200       4,020,378
        PartnerRe Ltd                                             226,300      11,371,575
        Platinum Underwriters Holdings Ltd                        388,500       9,848,475
        RenaissanceRe Holdings Ltd                                230,200       9,219,510
==========================================================================================
                                                                               34,459,938
        TOTAL COMMON STOCKS (COST $693,290,685)                               725,888,758
==========================================================================================
3.40    SHORT-TERM INVESTMENTS
3.33    COMMERCIAL PAPER -- CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1, Discount
          Notes 1.420%, 4/1/2003 (Amortized Cost
          $25,000,000)                                     $   25,000,000      25,000,000
==========================================================================================
0.07    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $533,018 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $545,000) (Cost
          $533,000)                                        $      533,000         533,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $25,533,000)                                         25,533,000
==========================================================================================
99.91   TOTAL INVESTMENTS AT VALUE
          (COST $718,823,685)                                                 751,421,758
==========================================================================================
0.09    OTHER ASSETS LESS LIABILITIES                                             692,085
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  752,113,843
==========================================================================================

GOLD & PRECIOUS METALS FUND
85.12   COMMON STOCKS & RIGHTS
14.22   DIVERSIFIED METALS & MINING
        Apollo Gold(a)(b)                            CA         1,300,000  $    3,084,401
        Freeport McMoRan Copper & Gold Class B
          Shrs(b)                                                 245,000       4,177,250
        Gold Fields Ltd Sponsored ADR Representing
          Ord Shrs                                   SF           450,000       4,725,000
        North American Palladium Ltd(b)              CA           200,000         503,076
        Solitario Resources(b)                       CA           631,000         274,544

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Teck Cominco Ltd Class B Shrs(a)             CA           280,000  $    2,120,534
==========================================================================================
                                                                               14,884,805
59.64   GOLD
        Agnico-Eagle Mines Ltd(a)                    CA           404,000       5,296,440
        AngloGold Ltd Sponsored ADR
          Representing Ord Shrs                      SF           117,000       3,531,060
        Ashanti Goldfields Ltd GDR
          Representing Ord Shrs(b)                   GH           660,000       3,748,800
        Barrick Gold                                 CA           315,000       4,901,400
        Chesapeake Gold(b)                           CA           182,700         444,655
        Claude Resources(b)                          CA           305,100         292,458
        Glamis Gold Ltd(a)(b)                        CA           800,000       8,272,000
        Glamis Gold Ltd Rights(b)
          (to purchase Cmn Shrs)                     CA           226,700               0
        Goldcorp Inc                                 CA           295,000       3,129,950
        Harmony Gold Mining Ltd Sponsored ADR
          Representing Ord Shrs                      SF           300,000       3,669,000
        IAMGOLD Corp(a)                              CA         1,200,000       5,221,117
        Kinross Gold(b)                              CA           700,000       4,301,982
        Meridian Gold(b)                             CA           500,000       4,725,000
        Newmont Mining                                            195,000       5,099,250
        Pacific Rim Mining(b)                        CA         1,254,900         409,499
        Placer Dome                                  CA           505,000       4,949,000
        Rio Narcea Gold Mines Ltd(b)                 CA           515,900         736,524
        Wheaton River Minerals Ltd(a)(b)             CA         4,400,000       3,709,168
==========================================================================================
                                                                               62,437,303
11.26   PRECIOUS METALS & MINERALS
        Aber Diamond(b)                              CA           230,000       4,270,233
        Compania de Minas Buenaventura SA Sponsored
          ADR Representing Series B Shrs             PE           160,000       4,000,000
        Impala Platinum Holdings Ltd                 SF            49,000       2,496,379
        SouthernEra Resources Ltd(b)                 CA           250,000       1,019,749
==========================================================================================
                                                                               11,786,361
        TOTAL COMMON STOCKS & RIGHTS (COST
          $75,551,902)                                                         89,108,469
==========================================================================================
2.37    PREFERRED STOCKS -- DIVERSIFIED METALS & MINING
        Freeport McMoRan Copper & Gold Depository
          Shrs Representing 1/20 Series Gold Pfd Shr
          (Cost $1,405,625)                                        75,000       2,482,500
==========================================================================================
4.83    OTHER SECURITIES -- GOLD BULLION
        Gold Bullion(b) (Cost $4,266,114)                          14,974(d)    5,051,577
==========================================================================================
18.99   SHORT-TERM INVESTMENTS
10.84   INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $11,344,418)                                         11,344,418      11,344,418
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
8.15    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $8,531,291 (Collateralized
          by Federal Home Loan Bank, Discount
          Notes, due 4/1/2003, value $8,705,000)
          (Cost $8,531,000)                                $    8,531,000  $    8,531,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $19,875,418)                                                   19,875,418
==========================================================================================
111.31  TOTAL INVESTMENTS AT VALUE
          (COST $101,099,059)                                                 116,517,964
==========================================================================================
(11.31) OTHER ASSETS LESS LIABILITIES                                         (11,841,514)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  104,676,450
==========================================================================================

HEALTH SCIENCES FUND
98.72   COMMON STOCKS
17.69   BIOTECHNOLOGY
        Amgen Inc(b)                                              717,200  $   41,274,860
        Biotech HOLDRs Trust(b)(e)                                512,900      47,827,925
        Chiron Corp(b)                                            295,300      11,073,750
        Genentech Inc(b)                                          311,100      10,891,611
        Genzyme Corp-General Division(b)                          358,500      13,067,325
        Gilead Sciences(b)                                        664,460      27,900,675
        IDEC Pharmaceuticals(b)                                   208,500       7,176,362
        MedImmune Inc(b)                                          360,800      11,845,064
==========================================================================================
                                                                              171,057,572
0.99    HEALTH CARE DISTRIBUTORS & SERVICES
        McKesson Corp                                             385,500       9,610,515
==========================================================================================
18.93   HEALTH CARE EQUIPMENT
        Biomet Inc                                                398,600      12,217,090
        Boston Scientific(b)                                      576,440      23,495,694
        C.R. Bard                                                 407,100      25,671,726
        Edwards Lifesciences(b)                                   403,800      11,064,120
        Guidant Corp(b)                                           565,600      20,474,720
        Medtronic Inc                                             589,500      26,598,240
        Stryker Corp                                              168,500      11,567,525
        Varian Medical Systems(b)                                 458,180      24,709,647
        Zimmer Holdings(b)                                        559,262      27,196,911
==========================================================================================
                                                                              182,995,673
1.43    HEALTH CARE FACILITIES
        HCA Inc                                                   131,120       5,423,123
        Health Management Associates Class A Shrs                 299,300       5,686,700
        Triad Hospitals(b)                                        102,100       2,746,490
==========================================================================================
                                                                               13,856,313
2.34    HEALTH CARE SUPPLIES
        Alcon Inc(b)                                              462,150      18,957,393

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Smith & Nephew PLC                                        605,100  $    3,701,467
==========================================================================================
                                                                               22,658,860
1.37    HOUSEHOLD PRODUCTS
        Procter & Gamble                                          149,300      13,295,165
==========================================================================================
1.39    MANAGED HEALTH CARE
        First Health Group(b)                                     257,840       6,559,450
        UnitedHealth Group                                         74,600       6,838,582
==========================================================================================
                                                                               13,398,032
54.58   PHARMACEUTICALS
        Abbott Laboratories                                     1,058,830      39,822,596
        AmerisourceBergen Corp                                    173,925       9,131,063
        Barr Laboratories(b)                                      269,700      15,372,900
        Bristol-Myers Squibb                                    1,778,100      37,571,253
        Eli Lilly & Co                                            685,700      39,187,755
        Forest Laboratories(b)                                    859,084      46,364,763
        GlaxoSmithKline PLC Sponsored ADR
          Representing 2 Ord Shrs                                 658,700      23,179,653
        Johnson & Johnson                                         818,462      47,364,396
        Merck & Co                                                767,100      42,021,738
        Novartis AG Sponsored ADR
          Representing Ord Shrs                                   881,700      32,675,802
        Pfizer Inc                                                980,151      30,541,505
        Pharmaceutical HOLDRs Trust(a)(e)(f)                      578,400      42,888,360
        Pharmaceutical Resources(b)                               323,500      13,742,280
        Pharmacia Corp                                            808,307      34,999,693
        Teva Pharmaceutical Industries Ltd Sponsored
          ADR Representing Ord Shrs                               753,140      31,368,281
        Wyeth                                                   1,096,600      41,473,412
==========================================================================================
                                                                              527,705,450
        TOTAL COMMON STOCKS (COST $821,536,195)                               954,577,580
==========================================================================================
0.77    PREFERRED STOCKS
0.00    BIOTECHNOLOGY
        Ingenex Inc, Conv Pfd, Series B Shrs(b)(l)                103,055               1
==========================================================================================
0.77    HEALTH CARE EQUIPMENT
        Athersys Inc, Conv Pfd, Class F Shrs(b)(l)                416,667       5,416,667
        Optimize Inc, Pfd, Series 5 Shrs(b)(l)                  1,337,276         628,450
        Scimagix Inc, Pfd, Series C Shrs(b)(l)                    641,635       1,350,000
        UltraGuide Inc, Pfd
          Series E Shrs(b)(l)                                     445,050          84,560
          Series F Shrs(b)(l)                                      50,000           9,500
==========================================================================================
                                                                                7,489,177
        TOTAL PREFERRED STOCKS (Cost $9,078,452)                                7,489,178
==========================================================================================
2.96    SHORT-TERM INVESTMENTS
2.50    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $24,193,400)                                         24,193,400      24,193,400
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
0.46    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $4,424,151 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $4,515,000) (Cost
          $4,424,000)                                      $    4,424,000  $    4,424,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $28,617,400)                                                   28,617,400
==========================================================================================
102.45  TOTAL INVESTMENTS AT VALUE
          (COST $859,232,047)                                                 990,684,158
==========================================================================================
(2.45)  OTHER ASSETS LESS LIABILITIES                                         (23,730,992)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  966,953,166
==========================================================================================

LEISURE FUND
96.28   COMMON STOCKS
10.18   ADVERTISING
        Harte-Hanks Inc                                           332,450  $    6,349,795
        JC Decaux SA(b)                              FR           218,400       2,073,367
        Omnicom Group                                             706,000      38,244,020
        Valassis Communications(b)                                541,900      14,306,160
        WPP Group PLC                                UK         1,090,730       5,879,053
==========================================================================================
                                                                               66,852,395
2.34    APPAREL, ACCESSORIES & LUXURY GOODS
        Jones Apparel Group(b)                                    256,900       7,046,767
        Polo Ralph Lauren Class A Shrs(b)                         363,400       8,321,860
==========================================================================================
                                                                               15,368,627
7.95    BREWERS
        Anheuser-Busch Cos                                        340,400      15,866,044
        Carlsberg A/S Class B Shrs(a)                DA           443,084      14,974,333
        Diageo PLC                                   UK           224,600       2,304,041
        Heineken NV                                  NL           477,200      17,699,295
        Interbrew                                    BE            66,535       1,347,512
==========================================================================================
                                                                               52,191,225
5.10    BROADCASTING-- RADIO/TV
        Belo Corp Series A Shrs                                   360,000       7,293,600
        Clear Channel Communications(b)                           124,049       4,207,742
        Fox Kids Europe NV(b)                        NL           905,629       5,039,934
        Granada PLC                                  UK           324,208         292,102
        Gray Television                                           640,100       5,760,900
        Sinclair Broadcast Group Class A Shrs(b)                  508,500       3,996,810
        Spanish Broadcasting System Class A Shrs(b)               271,200       1,665,168
        Television Broadcasts Ltd Sponsored ADR
          Representing 2 Ord Shrs                    HK           154,500         946,869
        Univision Communications Class A Shrs(b)                  174,300       4,272,093
==========================================================================================
                                                                               33,475,218
10.52   CABLE & SATELLITE OPERATORS
        Cablevision Systems New York Group(b)                     833,293      15,824,234

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Comcast Corp Class A Shrs(b)                              342,400  $    9,789,216
        EchoStar Communications Class A Shrs(b)                   408,585      11,799,935
        Liberty Media Series A Shrs(b)                          3,253,914      31,660,583
==========================================================================================
                                                                               69,073,968
1.59    CABLE & SATELLITE PROGRAMMERS
        USA Interactive(b)                                        389,800      10,442,742
==========================================================================================
14.36   CASINOS & GAMING
        Harrah's Entertainment(b)                                 982,000      35,057,400
        International Game Technology(b)                          588,000      48,157,200
        MGM MIRAGE(b)                                             152,016       4,446,468
        Park Place Entertainment(b)                                95,200         677,824
        Wynn Resorts Ltd(b)                                       387,700       5,986,088
==========================================================================================
                                                                               94,324,980
0.37    CONSUMER ELECTRONICS
        Sony Corp Sponsored ADR
          Representing Ord Shrs                      JA            70,100       2,462,613
==========================================================================================
1.54    CRUISE LINES
        Carnival Corp                                             268,900       6,483,179
        Royal Caribbean Cruises Ltd                               170,344       2,560,270
        Steiner Leisure Ltd(b)                                     93,000       1,050,900
==========================================================================================
                                                                               10,094,349
0.71    DIVERSIFIED FINANCIAL SERVICES
        Pargesa Holding AG Class B Shrs              SZ             2,708       4,688,831
==========================================================================================
0.66    DIVERSIFIED METALS & MINING
        Anglo American PLC ADR
          Representing Ord Shrs(a)                   UK           303,140       4,334,902
==========================================================================================
0.83    FOOTWEAR
        Foot Locker                                               151,000       1,615,700
        NIKE Inc Class B Shrs                                      75,000       3,856,500
==========================================================================================
                                                                                5,472,200
0.71    GENERAL MERCHANDISE STORES
        Target Corp                                                57,200       1,673,672
        Tuesday Morning(b)                                        152,400       2,999,232
==========================================================================================
                                                                                4,672,904
6.39    HOTELS & RESORTS
        Accor SA                                     FR           106,500       2,942,508
        Cendant Corp(b)                                           563,700       7,158,990
        Extended Stay America(b)                                  191,600       1,935,160
        Hilton Hotels                                             605,150       7,025,791
        Marriott International Class A Shrs                       279,100       8,878,171
        NH Hoteles SA(b)                             SP           418,600       3,416,687
        Starwood Hotels & Resorts Worldwide
          Paired Certificates SBI                                 445,860      10,607,009
==========================================================================================
                                                                               41,964,316
0.30    INDUSTRIAL CONGLOMERATES
        Campagnie Nationale a Portefeuille(a)        BE            20,300       1,962,610
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
2.58    INVESTMENT COMPANIES
        iShares Trust
          Russell 3000 Index Fund                                 185,000  $    8,750,500
          S&P 500 Index Fund                                       96,300       8,167,203
==========================================================================================
                                                                               16,917,703
1.39    LEISURE FACILITIES
        Cedar Fair LP(a)                                           97,800       2,437,176
        Intrawest Corp                               CA           396,480       4,139,251
        Six Flags(b)                                              362,500       2,030,000
        Vail Resorts (b)                                           45,100         502,865
==========================================================================================
                                                                                9,109,292
8.31    LEISURE PRODUCTS
        Activision Inc(b)                                          88,300       1,275,935
        Electronic Arts(b)                                         30,500       1,788,520
        Hasbro Inc                                                138,400       1,922,376
        Leapfrog Enterprises(b)                                    51,100       1,218,224
        Mattel Inc                                              2,151,200      48,402,000
==========================================================================================
                                                                               54,607,055
9.83    MOVIES & ENTERTAINMENT
        AOL Time Warner(b)                                      1,169,500      12,700,770
        Groupe Bruxelles Lambert SA                  BE           363,900      13,103,894
        Metro-Goldwyn-Mayer Inc(b)                              1,054,900      11,076,450
        Pixar(b)                                                  103,700       5,608,096
        Regal Entertainment Group Class A Shrs                    129,900       2,331,705
        Viacom Inc
          Class A Shrs(b)                                         101,880       3,718,620
          Class B Shrs(b)                                         179,900       6,569,948
        Walt Disney                                               556,199       9,466,507
==========================================================================================
                                                                               64,575,990
7.53    PUBLISHING & PRINTING
        E. W. Scripps Class A Shrs                                 73,300       5,551,742
        Gannett Co                                                144,000      10,141,920
        Knight-Ridder Inc                                         232,800      13,618,800
        McClatchy Co Class A Shrs                                 131,900       7,068,521
        McGraw-Hill Cos                                            76,700       4,263,753
        Media General Class A Shrs                                 54,600       2,688,504
        New York Times Class A Shrs                               141,200       6,092,780
==========================================================================================
                                                                               49,426,020
1.65    RESTAURANTS
        CBRL Group                                                272,600       7,482,870
        Yum! Brands(b)                                            136,900       3,330,777
==========================================================================================
                                                                               10,813,647
0.35    SOFT DRINKS
        Coca-Cola Femsa SA de CV Sponsored ADR
          Representing 10 Ord Series L Shrs          MX           134,500       2,305,330
==========================================================================================
0.39    SPECIALTY STORES
        Hollywood Entertainment(b)                                122,300       1,961,692

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Toys "R" Us(b)                                             74,900  $      626,913
==========================================================================================
                                                                                2,588,605
0.10    TELECOMMUNICATIONS EQUIPMENT
        General Motors Class H Shrs(b)                             60,600         678,720
==========================================================================================
0.60    TOBACCO
        Altria Group                                              130,900       3,921,764
==========================================================================================
        TOTAL COMMON STOCKS (COST $575,154,170)                               632,326,006
==========================================================================================
2.62    PREFERRED STOCKS
1.76    MOVIES & ENTERTAINMENT
        News Corp Ltd Sponsored ADR
          Representing 4 Pfd Ltd Voting Shrs         AS           542,178      11,597,187
==========================================================================================
0.86    SOFT DRINKS
        Companhia de Bebidas das Americas
          Sponsored ADR Representing 100 Pfd Shrs    BR           340,000       5,644,000
==========================================================================================
        TOTAL PREFERRED STOCKS (COST $19,368,824)                              17,241,187
==========================================================================================
2.97    SHORT-TERM INVESTMENTS
0.47    US GOVERNMENT OBLIGATIONS
        US Government Securities(c)
           (Cost $3,111,943)                               $    3,111,943       3,111,943
==========================================================================================
1.61    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $10,594,794)                                         10,594,794      10,594,794
==========================================================================================
0.89    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $5,814,199 (Collateralized
          by Federal Home Loan Bank, Discount
          Notes, due 4/1/2003, value $5,935,000)
          (Cost $5,814,000)                                $    5,814,000       5,814,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (COST $19,520,737)                                                   19,520,737
==========================================================================================
101.87  TOTAL INVESTMENTS AT VALUE
          (COST $614,043,731)                                                 669,087,930
==========================================================================================
(1.87)  OTHER ASSETS LESS LIABILITIES                                         (12,304,201)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $  656,783,729
==========================================================================================

REAL ESTATE OPPORTUNITY FUND
95.21   COMMON STOCKS
1.11    CASINOS & GAMING
        Park Place Entertainment(b)                                36,900  $      262,728
==========================================================================================
1.43    FOREST PRODUCTS
        Weyerhaeuser Co                                             7,100         339,593
==========================================================================================
1.00    HOMEBUILDING
        Ryland Group                                                5,500         237,545
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
1.00    HOTELS & RESORTS
        Starwood Hotels & Resorts Worldwide Paired
          Certificates SBI                                          9,900  $      235,521
==========================================================================================
1.49    PAPER PRODUCTS
        Bowater Inc                                                 9,500         352,925
==========================================================================================
86.86   REAL ESTATE INVESTMENT TRUSTS
        Alexandria Real Estate Equities                            24,200       1,017,610
        Apartment Investment & Management Class A Shrs              9,200         335,616
        Archstone-Smith Trust                                      19,210         421,852
        Avalonbay Communities                                      12,100         446,490
        Boston Properties                                          29,900       1,133,210
        CarrAmerica Realty                                         36,400         922,740
        Developers Diversified Realty                              41,700       1,007,055
        EastGroup Properties                                       17,400         444,744
        Equity Office Properties Trust                             37,600         956,920
        Equity Residential SBI                                     32,200         775,054
        Essex Property Trust                                        7,000         365,750
        General Growth Properties                                  20,800       1,122,160
        Impac Mortgage Holdings                                    27,900         362,421
        iStar Financial                                            33,900         988,863
        Mack-Cali Realty                                           26,500         820,705
        Mid-Atlantic Realty Trust SBI                              34,200         623,466
        Mills Corp                                                 24,700         770,640
        Pan Pacific Retail Properties                               6,500         246,025
        Parkway Properties                                         19,800         746,064
        Post Properties                                            16,900         408,135
        Prentiss Properties Trust SBI                              22,800         617,880
        ProLogis SBI                                               43,270       1,095,596
        RFS Hotel Investors                                        56,400         547,080
        Rouse Co                                                   21,900         756,645
        Simon Property Group                                       21,000         752,430
        SL Green Realty                                            22,200         678,432
        Universal Health Realty Income Trust SBI                    4,700         121,730
        Vornado Realty Trust SBI                                   27,600         988,080
        Weingarten Realty Investors                                28,300       1,106,813
==========================================================================================
                                                                               20,580,206
2.32    REAL ESTATE MANAGEMENT & DEVELOPMENT
        Catellus Development(b)                                    12,300         258,300
        St Joe                                                     10,700         291,040
==========================================================================================
                                                                                  549,340
        TOTAL COMMON STOCKS (COST $21,860,776)                                 22,557,858
==========================================================================================
6.27    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $1,485,051 (Collateralized
          by Federal Home Loan Bank, Bonds, due
          3/26/2004 at 1.350%, value $1,515,587)
          (Cost $1,485,000)                                $    1,485,000       1,485,000
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
101.48  TOTAL INVESTMENTS AT VALUE
          (COST $23,345,776)                                               $   24,042,858
==========================================================================================
(1.48)  OTHER ASSETS LESS LIABILITIES                                            (349,747)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $    23,693,111
==========================================================================================

TECHNOLOGY FUND
92.58   COMMON STOCKS
0.68    AEROSPACE & DEFENSE
        Lockheed Martin                                           226,300  $   10,760,565
==========================================================================================
10.47   APPLICATION SOFTWARE
        Amdocs Ltd(b)                                           1,204,720      15,998,682
        BEA Systems(b)                                          2,941,800      29,976,942
        Cadence Design Systems(b)                                 906,800       9,068,000
        Check Point Software Technologies Ltd(b)                  973,650      14,088,715
        Intuit Inc(b)                                             582,300      21,661,560
        Mercury Interactive(b)                                    808,500      23,996,280
        PeopleSoft Inc(b)                                       1,018,700      15,586,110
        SAP AG Sponsored ADR Representing 1/4
          Ord Shr                                                 114,900       2,178,504
        Siebel Systems(b)                                       1,343,600      10,762,236
        Software HOLDRs Trust(a)(e)(f)                            834,700      21,209,727
        Wipro Ltd Sponsored ADR Representing Ord Shrs(a)           84,000       2,360,400
==========================================================================================
                                                                              166,887,156
0.54    CABLE & SATELLITE OPERATORS
        Comcast Corp Class A Shrs(b)                              300,400       8,588,436
==========================================================================================
7.82    COMPUTER HARDWARE
        Apple Computer(b)                                       1,426,200      20,166,468
        Dell Computer(b)                                        1,685,700      46,036,467
        Hewlett-Packard Co                                      1,318,600      20,504,230
        International Business Machines                           428,900      33,638,627
        Sun Microsystems(b)                                     1,317,300       4,294,398
==========================================================================================
                                                                              124,640,190
5.55    COMPUTER STORAGE & PERIPHERALS
        EMC Corp(b)                                             3,713,000      26,844,990
        Emulex Corp(b)                                            830,600      15,905,990
        Lexmark International Class A Shrs(b)                     225,400      15,090,530
        McDATA Corp Class A Shrs(b)                               992,300       8,523,857
        Network Appliance(b)                                    1,974,500      22,094,655
==========================================================================================
                                                                               88,460,022
3.89    DATA PROCESSING SERVICES
        First Data                                                696,100      25,762,661
        Fiserv Inc(b)                                             627,450      19,752,126
        Paychex Inc                                               599,350      16,464,144
==========================================================================================
                                                                               61,978,931
0.98    DIVERSIFIED COMMERCIAL SERVICES
        CheckFree Corp(b)                                         696,800      15,664,064
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
5.22    ELECTRONIC EQUIPMENT & INSTRUMENTS
        Celestica Inc(b)                                        1,326,200  $   15,158,466
        Flextronics International Ltd(b)                        2,564,400      22,361,568
        Jabil Circuit(b)                                        1,645,600      28,798,000
        MKS Instruments(b)                                         64,500         806,250
        Samsung Electronics Ltd Sponsored GDR
          Representing 1/2 Ord Shr(g)                             142,300      16,079,900
==========================================================================================
                                                                               83,204,184
0.36    HOTELS & RESORTS
        Hotels.com Class A Shrs(a)(b)                             100,000       5,767,500
==========================================================================================
0.36    INTEGRATED TELECOMMUNICATION SERVICES
        Verizon Communications                                    160,500       5,673,675
==========================================================================================
3.49    INTERNET RETAIL
        Amazon.com Inc(b)                                         451,000      11,739,530
        eBay Inc(b)                                               515,100      43,932,879
==========================================================================================
                                                                               55,672,409
0.83    INTERNET SOFTWARE & SERVICES
        Internet Security Systems(b)                              227,400       2,258,082
        VeriSign Inc(b)                                           344,700       3,012,678
        Yahoo! Inc(b)                                             329,700       7,919,394
==========================================================================================
                                                                               13,190,154
1.80    INVESTMENT COMPANIES
        Nasdaq-100 Trust Series 1 Shrs(b)                       1,138,900      28,757,225
==========================================================================================
1.92    IT CONSULTING & SERVICES
        Affiliated Computer Services Class A
          Shrs(b)                                                 412,000      18,235,120
        BISYS Group(b)                                            460,000       7,507,200
        Cognizant Tech Solutions Class A Shrs(b)                   72,900       4,909,815
==========================================================================================
                                                                               30,652,135
0.50    MOVIES & ENTERTAINMENT
        AOL Time Warner(b)                                        732,600       7,956,036
==========================================================================================
4.38    NETWORKING EQUIPMENT
        Cisco Systems(b)(i)                                     4,359,860      56,590,983
        Juniper Networks(b)                                       650,000       5,310,500
        NetScreen Technologies(b)                                 466,800       7,832,904
==========================================================================================
                                                                               69,734,387
4.21    SEMICONDUCTOR EQUIPMENT
        Applied Materials(b)                                    1,624,500      20,436,210
        ASML Holding NV New York Registered
          Shrs(b)                                                 363,300       2,386,881
        Cymer Inc(b)                                               35,400         837,210
        KLA-Tencor Corp(b)                                        416,300      14,962,655
        Lam Research(b)                                           735,100       8,372,054
        Novellus Systems(b)                                       733,800      20,010,726
==========================================================================================
                                                                               67,005,736
16.87   SEMICONDUCTORS
        Altera Corp(b)                                          1,188,600      16,093,644
        Analog Devices(b)                                         345,000       9,487,500

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Broadcom Corp Class A Shrs(b)                             285,200  $    3,522,220
        Cypress Semiconductor(b)                                  252,200       1,740,180
        Fairchild Semiconductor International
          Class A Shrs(b)                                         603,400       6,311,564
        GlobespanVirata Inc(b)                                    468,200       2,106,900
        Intel Corp                                              3,736,800      60,835,104
        Intersil Corp Class A Shrs(b)                             282,400       4,394,144
        Linear Technology                                         982,900      30,342,123
        Maxim Integrated Products                                 715,900      25,858,308
        Microchip Technology                                    1,092,800      21,746,720
        National Semiconductor(b)                                 461,400       7,862,256
        PMC-Sierra Inc(b)                                         271,000       1,612,450
        QLogic Corp(b)                                            289,200      10,740,888
        RF Micro Devices(b)                                     1,026,900       6,191,180
        Skyworks Solutions(a)(b)                                  670,000       4,174,100
        Taiwan Semiconductor Manufacturing Ltd
          Sponsored ADR Representing 5 Ord Shrs                 1,952,136      13,352,610
        Texas Instruments                                         943,900      15,451,643
        United Microelectronics Sponsored ADR
          Representing 5 Ord Shrs                               1,693,300       5,096,833
        Vitesse Semiconductor(b)                                  674,100       1,442,574
        Xilinx Inc(b)(h)                                          871,800      20,408,838
==========================================================================================
                                                                              268,771,779
16.45   SYSTEMS SOFTWARE
        Adobe Systems                                             842,700      25,980,441
        BMC Software(b)                                         1,156,200      17,447,058
        Micromuse Inc(b)                                          607,000       3,156,400
        Microsoft Corp                                          4,327,200     104,761,512
        Networks Associates(b)                                    899,000      12,415,190
        Oracle Corp(b)                                          3,671,500      39,832,103
        Symantec Corp(b)                                        1,177,600      46,138,368
        VERITAS Software(b)                                       701,300      12,328,854
==========================================================================================
                                                                              262,059,926
4.92    TELECOMMUNICATIONS EQUIPMENT
        ADC Telecommunications(b)                               2,022,292       4,165,922
        Alcatel SA Sponsored ADR Representing
          Ord Shrs                                                981,300       6,761,157
        CIENA Corp(b)                                             591,900       2,586,603
        Corning Inc(b)                                            412,500       2,409,000
        Lucent Technologies(b)                                  2,375,800       3,492,426
        Nokia Corp Sponsored ADR Representing Ord
          Shrs(a)                                               1,561,900      21,882,219
        Nortel Networks(b)                                      2,589,900       5,386,992
        QUALCOMM Inc                                              711,950      25,672,917
        UTStarcom Inc(b)                                          303,600       6,068,964
==========================================================================================
                                                                               78,426,200
1.34    WIRELESS TELECOMMUNICATION SERVICES
        Nextel Communications Class A Shrs(b)                     530,700       7,106,073
        Vodafone Group PLC Sponsored ADR
          Representing 10 Ord Shrs                                781,200      14,233,464
==========================================================================================
                                                                               21,339,537
        TOTAL COMMON STOCKS (COST $1,730,029,294)                           1,475,190,247
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
0.07    PREFERRED STOCKS
0.00    BIOTECHNOLOGY
        Ingenex Inc, Conv Pfd, Series B Shrs(b)(l)                 51,527  $            1
==========================================================================================
0.07    NETWORKING EQUIPMENT
        Calient Networks, Pfd, Series D
          Shrs(b)(f)(l)                                         1,925,754       1,106,133
==========================================================================================
        TOTAL PREFERRED STOCKS (COST $14,213,578)                               1,106,134
==========================================================================================
0.01    FIXED INCOME SECURITIES -- CORPORATE BONDS
0.01    NETWORKING EQUIPMENT
        Kestrel Solutions, Conv Sub Notes(g)(k)(l),
          5.500%, 7/15/2005 (Cost $2,500,000)              $   2,500,000          200,000
==========================================================================================
0.32    OTHER SECURITIES -- DIVERSIFIED FINANCIAL SERVICES
        BlueStream Ventures LP(b)(j)(l)(Cost
          $12,268,055)                                                          5,184,864
==========================================================================================
7.21    SHORT-TERM INVESTMENTS
4.96    COMMERCIAL PAPER
3.14    CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1, Discount
          Notes 1.420%, 4/1/2003                           $   50,000,000      50,000,000
==========================================================================================
1.82    DIVERSIFIED FINANCIAL SERVICES
        State Street Boston, Discount Notes,
          1.390%, 4/1/2003                                 $   29,000,000      29,000,000
==========================================================================================
          TOTAL COMMERCIAL PAPER
            (AMORTIZED COST $79,000,000)                                       79,000,000
==========================================================================================
2.13    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $33,984,450)                                         33,984,450      33,984,450
==========================================================================================
0.12    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $1,910,065 (Collateralized
          by Federal Home Loan Bank, Discount Notes,
          due 4/1/2003, value $1,950,000) (Cost
          $1,910,000)                                      $    1,910,000       1,910,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $114,894,450)                                       114,894,450
==========================================================================================
100.19  TOTAL INVESTMENTS AT VALUE
          (COST $1,873,905,377)                                             1,596,575,695
==========================================================================================
(0.19)  OTHER ASSETS LESS LIABILITIES                                          (3,099,757)
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $1,593,475,938
==========================================================================================

TELECOMMUNICATIONS FUND
89.63   COMMON STOCKS & WARRANTS
2.77    APPLICATION SOFTWARE
        Amdocs Ltd(b)                                UK           290,500  $    3,857,840
        BEA Systems(b)                                            246,100       2,507,759
        Software HOLDRs Trust(e)                                   52,500       1,334,025
==========================================================================================
                                                                                7,699,624

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
5.92    BROADCASTING -- RADIO/TV
        Clear Channel Communications(b)                           100,000  $    3,392,000
        Fox Entertainment Group Class A Shrs(b)                   304,000       8,107,680
        Univision Communications Class A Shrs(b)                  202,400       4,960,824
==========================================================================================
                                                                               16,460,504
13.11   CABLE & SATELLITE OPERATORS
        Comcast Corp Class A Shrs(b)(i)                           454,552      12,995,642
        Cox Communications Class A Shrs(b)                        276,700       8,608,137
        EchoStar Communications Class A Shrs(b)                   375,500      10,844,440
        Liberty Media Series A Shrs(b)                            412,600       4,014,598
==========================================================================================
                                                                               36,462,817
2.08    ELECTRONIC EQUIPMENT & INSTRUMENTS
        Garmin Ltd(b)                                CJ             8,100         289,980
        Samsung Electronics Ltd GDR
          Representing 1/2 Ord Shr(g)                KS            48,600       5,491,800
==========================================================================================
                                                                                5,781,780
22.67   INTEGRATED TELECOMMUNICATION SERVICES
        ALLTEL Corp                                               139,400       6,239,544
        AT&T Corp                                                 195,300       3,163,860
        BCE Inc(a)                                   CA           286,200       5,253,340
        BellSouth Corp(i)                                         133,300       2,888,611
        CenturyTel Inc                                            212,800       5,873,280
        Deutsche Telekom AG                          GM           551,200       6,080,856
        France Telecom SA(a)                         FR            97,700       1,992,545
        France Telecom SA Warrants(b) (Exp 2003)     FR            97,700         383,797
        KT Corp Sponsored ADR
          Representing 1/2 Ord Shr                   KS           155,600       2,671,652
        Portugal Telecom SGPS SA Sponsored ADR
          Representing Ord Shrs                      PO           814,900       5,557,618
        Qwest Communications International(b)                     972,100       3,392,629
        SBC Communications(i)                                     147,186       2,952,551
        Sprint Corp                                               276,500       3,248,875
        Telefonos de Mexico SA de CV Sponsored ADR
          Representing 20 Series L ShrsMX                         111,100       3,301,892
        Verizon Communications(i)                                 284,200       10,046,470
==========================================================================================
                                                                               63,047,520
1.24    MOVIES & ENTERTAINMENT
        Viacom Inc Class B Shrs(b)                                 94,500       3,451,140
==========================================================================================
4.50    NETWORKING EQUIPMENT
        Cisco Systems(b)(i)                                       626,900       8,137,162
        Extreme Networks(b)                                       166,800         722,244
        Foundry Networks(b)                                       252,900       2,033,316
        Juniper Networks(b)                                       198,000       1,617,660
==========================================================================================
                                                                               12,510,382
2.15    SEMICONDUCTORS
        Agere Systems Class A Shrs(b)                             707,900       1,132,640
        RF Micro Devices(b)                                        91,100         549,242
        Semiconductor HOLDRs Trust(e)                             116,300       2,685,367

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Skyworks Solutions(a)(b)                                  259,200  $    1,614,816
==========================================================================================
                                                                                5,982,065
3.13    SYSTEMS SOFTWARE
        Symantec Corp(b)                                          222,600       8,721,468
==========================================================================================
13.75   TELECOMMUNICATIONS EQUIPMENT
        ADC Telecommunications(b)                                 981,800       2,022,508
        ADTRAN Inc(b)                                              24,300         872,613
        Advanced Fibre Communications(b)                           52,900         800,906
        Alcatel SA Sponsored ADR
          Representing Ord Shrs                      FR           569,800       3,925,922
        Comverse Technology(b)                                     99,800       1,128,738
        Corning Inc(b)                                            513,600       2,999,424
        Lucent Technologies(b)                                    599,700         881,559
        Motorola Inc                                              333,500       2,754,710
        Nokia Corp Sponsored ADR
          Representing Ord Shrs(a)(i)                FI           629,700       8,822,097
        Nortel Networks(b)                           CA         1,516,900       3,155,152
        QUALCOMM Inc(h)                                           302,200      10,897,332
==========================================================================================
                                                                               38,260,961
18.31   WIRELESS TELECOMMUNICATION SERVICES
        America Movil SA Sponsored ADR
          Representing 20 Series L ShrsMX                         108,200       1,446,634
        AT&T Wireless Services(b)                               1,983,100      13,088,460
        Boston Communications Group(b)                             43,900         687,474
        Nextel Communications Class A Shrs(b)                     965,000      12,921,350
        Nextel Partners Class A Shrs(b)                           134,300         676,872
        Orange SA(b)                                 FR           451,200       3,618,768
        Sprint Corp-PCS Group Series 1 Shrs(b)                    698,800       3,046,768
        Telecom Italia Mobile SpA(a)                 IT           322,000       1,314,110
        Vodafone Group PLC Sponsored ADR
          Representing 10 Ord Shrs                   UK           775,571      14,130,904
==========================================================================================
                                                                               50,931,340
        TOTAL COMMON STOCKS & WARRANTS
          (COST $255,802,849)                                                 249,309,601
==========================================================================================
0.16    PREFERRED STOCKS
0.16    NETWORKING EQUIPMENT
        Calient Networks, Pfd, Series D Shrs(b)(l)
          (Cost $5,438,366)                                       752,715         432,352
==========================================================================================
0.07    FIXED INCOME SECURITIES -- CORPORATE BONDS
0.07    NETWORKING EQUIPMENT
        Kestrel Solutions, Conv Sub Notes(g)(k)(l)
          5.500%, 7/15/2005 (Cost $2,500,000)                  $2,500,000         200,000
==========================================================================================
1.84    OTHER SECURITIES -- DIVERSIFIED FINANCIAL SERVICES
        BlueStream Ventures LP(b)(j)(l) (Cost
          $12,072,288)                                                          5,102,127
==========================================================================================
15.09   SHORT-TERM INVESTMENTS
8.27    COMMERCIAL PAPER
3.60    CONSUMER RECEIVABLES
        New Center Asset Trust, Series 1, Discount
          Notes 1.420%, 4/1/2003                           $   10,000,000      10,000,000
==========================================================================================

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
4.67    DIVERSIFIED FINANCIAL SERVICES
        State Street Boston, Discount Notes,
          1.390%, 4/1/2003                                 $   13,000,000  $   13,000,000
==========================================================================================
          TOTAL COMMERCIAL PAPER (Amortized
            Cost $23,000,000)                                                  23,000,000
==========================================================================================
6.62    INVESTMENT COMPANIES
        INVESCO Treasurer's Series Money Market
          Reserve Fund(c)(f), 1.092% (Cost
          $18,406,718)                                         18,406,718      18,406,718
==========================================================================================
0.20    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street
          dated 3/31/2003 due 4/1/2003 at 1.230%,
          repurchased at $571,020 (Collateralized
          by Federal Home Loan Bank, Discount
          Notes, due 4/1/2003, value $585,000)
          (Cost  $571,000)                                 $      571,000         571,000
==========================================================================================
        TOTAL SHORT-TERM INVESTMENTS
          (AMORTIZED COST $41,977,718)                                         41,977,718
==========================================================================================
0.11    OPTIONS PURCHASED -- PUTS
0.11    TELECOMMUNICATIONS EQUIPMENT
        QUALCOMM Inc, 7/19/2003, $35 (Cost $261,403)                1,511         309,755
==========================================================================================
106.90  TOTAL INVESTMENTS AT VALUE
          (COST $318,052,624)                                                 297,331,553
==========================================================================================
(6.90)  OTHER ASSETS LESS LIABILITIES                                         (19,188,925)
==========================================================================================
100.00  NET ASSETS AT VALUE                                              $    278,142,628
==========================================================================================

UTILITIES FUND
96.82   COMMON STOCKS
69.11   ELECTRIC UTILITIES
        Ameren Corp                                                55,700  $    2,175,085
        American Electric Power                                    35,600         813,460
        Cinergy Corp                                              103,700       3,489,505
        Consolidated Edison                                        78,100       3,004,507
        Dominion Resources                                         63,900       3,538,143
        DPL Inc                                                    58,600         730,156
        DTE Energy                                                 50,600       1,955,690
        Duke Energy                                                54,300         789,522
        Energy East                                               136,200       2,424,360
        Entergy Corp                                               73,600       3,543,840
        Exelon Corp                                                67,775       3,416,538
        FPL Group                                                  60,000       3,535,800
        Hawaiian Electric Industries                               41,900       1,707,844
        NiSource Inc                                               92,100       1,676,220
        Pepco Holdings                                             46,900         816,060
        Pinnacle West Capital                                      52,400       1,741,776
        PNM Resources                                              17,200         386,828
        PPL Corp                                                   98,500       3,507,585
        Progress Energy                                            69,500       2,720,925
        Public Service Enterprise Group                            60,800       2,230,752
        Puget Energy                                               93,200       1,986,092
        SCANA Corp                                                 86,600       2,591,072

                                                                  SHARES,
                                                COUNTRY      CONTRACTS OR
                                                CODE IF         PRINCIPAL
%       DESCRIPTION                              NON US            AMOUNT           VALUE
------------------------------------------------------------------------------------------
        Southern Co                                                84,400  $    2,400,336
==========================================================================================
                                                                               51,182,096
2.23    GAS UTILITIES
        KeySpan Corp                                               51,200       1,651,200
==========================================================================================
17.53   INTEGRATED TELECOMMUNICATION SERVICES
        AT&T Corp                                                  12,700         205,740
        BellSouth Corp                                            148,200       3,211,494
        CenturyTel Inc                                            127,600       3,521,760
        SBC Communications                                        135,712       2,722,383
        Verizon Communications                                     93,796       3,315,689
==========================================================================================
                                                                               12,977,066
5.78    NATURAL GAS PIPELINES
        Enbridge Energy Management LLC                             22,387         891,002
        Kinder Morgan Management LLC(b)                           104,771       3,389,342
==========================================================================================
                                                                                4,280,344
2.17    WATER UTILITIES
        Philadelphia Suburban                                      73,300       1,608,935
==========================================================================================
96.82   TOTAL INVESTMENTS AT VALUE
          (COST $73,529,285)                                                   71,699,641
==========================================================================================
3.18    OTHER ASSETS LESS LIABILITIES                                           2,358,450
==========================================================================================
100.00  NET ASSETS AT VALUE                                                $   74,058,091
==========================================================================================

(a) Loaned security, a portion or all of the security is on loan at March 31, 2003.
(b) Security is non-income producing.
(c) The security is purchased with the cash collateral received from securities on loan (Note 5).
(d) Represents troy ounces.
(e) HOLDRs - Holding Company Depositary Receipts
(f) Security is an affiliated company (Note 4).
(g) Securities aquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(h) Securities are pledged with broker as collateral for written options.
(i) A portion of the security has been designated as collateral for remaining commitments to purchase additional interests in BlueStream Ventures LP.
(j) The Technology and Telecommunications Funds have remaining commitments of $10,575,000 and $10,406,250, respectively, to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partership agreement.
(k) Defaulted security. The issuer is in default with respect to interest payments and the Fund has stopped accruing interest income.

(l) The following are restricted and illiquid securities at March 31, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES
                                                                           % OF
                                       ACQUISITION      ACQUISITION  NET ASSETS
DESCRIPTION                                DATE(S)            COSTS    AT VALUE
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Athersys Inc, Conv Pfd, Class F Shrs       4/17/00    $   5,000,000        0.56%
Ingenex Inc, Conv Pfd, Series B Shrs       9/27/94          600,000        0.00
Optimize Inc, Pfd, Series 5 Shrs          10/10/02          628,450        0.06
Scimagix Inc, Pfd, Series C Shrs           5/24/01        1,350,000        0.14
UltraGuide Inc, Pfd
    Series E Shrs                           6/1/01        1,348,502        0.01
    Series F Shrs                           6/1/01          151,500        0.00
================================================================================
                                                                           0.77%
================================================================================

TECHNOLOGY FUND
BlueStream Ventures LP                     8/3/00-
                                           12/9/02    $  12,268,055        0.32%
Calient Networks, Pfd, Series D Shrs       12/8/00       13,913,578        0.07
Ingenex Inc, Conv Pfd, Series B Shrs       9/27/94          300,000        0.00
Kestrel Solutions, Conv Sub Notes
   5.500%, 7/15/2005                       7/20/00        2,500,000        0.01
================================================================================
                                                                           0.40%
================================================================================

TELECOMMUNICATIONS FUND
BlueStream Ventures LP                     8/3/00-
                                           12/9/02    $  12,072,288        1.84%
Calient Networks, Pfd, Series D Shrs       12/8/00        5,438,366        0.16
Kestrel Solutions, Conv Sub Notes
   5.500%, 7/15/2005                       7/20/00        2,500,000        0.07
================================================================================
                                                                           2.07%
================================================================================

OPTION CONTRACTS


                      NUMBER OF   EXPIRATION    EXERCISE    PREMIUMS
                      CONTRACTS        DATES       PRICE    RECEIVED    VALUE
-------------------------------------------------------------------------------
TECHNOLOGY FUND

OPTIONS WRITTEN
CALLS
Xilinx Inc               (6,539)     4/19/03      $27.50    $928,509  $(114,433)
================================================================================

TELECOMMUNICATIONS FUND

OPTIONS WRITTEN
CALLS
QUALCOMM Inc             (1,511)     7/19/03      $42.50    $297,659  $(230,428)
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                 % OF
                               COUNTRY     NET ASSETS
COUNTRY                           CODE       AT VALUE                     VALUE
--------------------------------------------------------------------------------
ENERGY FUND
Bermuda                             BD           7.57%        $      19,053,300
Canada                              CA           5.72                14,378,720
France                              FR           3.45                 8,667,990
Italy                               IT           2.18                 5,475,140
Netherlands                         NL           3.70                 9,302,250
United Kingdom                      UK           4.23                10,650,840
United States                                   78.81               198,224,168
Other Assets Less Liabilities                   (5.66)              (14,240,725)
================================================================================
                                               100.00%        $     251,511,683
================================================================================

GOLD & PRECIOUS METALS FUND
Canada                              CA          55.08%        $      57,661,730
Ghana                               GH           3.58                 3,748,800
Peru                                PE           3.82                 4,000,000
South Africa                        SF          13.78                14,421,439
United States                                   35.05                36,685,995
Other Assets Less Liabilities                  (11.31)              (11,841,514)
================================================================================
                                               100.00%        $     104,676,450
================================================================================

LEISURE FUND
Australia                           AS           1.77%        $      11,597,187
Belgium                             BE           2.50                16,414,016
Brazil                              BR           0.86                 5,644,000
Canada                              CA           0.63                 4,139,251
Denmark                             DA           2.28                14,974,333
France                              FR           0.76                 5,015,875
Hong Kong                           HK           0.15                   946,869
Japan                               JA           0.37                 2,462,613
Mexico                              MX           0.35                 2,305,330
Netherlands                         NL           3.46                22,739,229
Spain                               SP           0.52                 3,416,687
Switzerland                         SZ           0.71                 4,688,831
United Kingdom                      UK           1.95                12,810,098
United States                                   85.56               561,933,611
Other Assets Less Liabilities                   (1.87)              (12,304,201)
================================================================================
                                               100.00%        $     656,783,729
================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY
  (CONTINUED)

                                                 % OF
                               COUNTRY     NET ASSETS
COUNTRY                           CODE       AT VALUE                     VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
Canada                              CA           3.02%        $       8,408,492
Cayman Islands                      CJ           0.10                   289,980
Finland                             FI           3.17                 8,822,097
France                              FR           3.57                 9,921,032
Germany                             GM           2.19                 6,080,856
Italy                               IT           0.47                 1,314,110
South Korea                         KS           2.93                 8,163,452
Mexico                              MX           1.71                 4,748,526
Portugal                            PO           2.00                 5,557,618
United Kingdom                      UK           6.47                17,988,744
United States                                   81.27               226,036,646
Other Assets Less Liabilities                   (6.90)              (19,188,925)
================================================================================
                                               100.00%        $     278,142,628
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      FINANCIAL
                                                  ENERGY               SERVICES
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                          $   244,115,665        $   718,823,685
================================================================================
  At Value(a)(b)                         $   265,752,408        $   751,421,758
Cash                                                   0                  1,593
Receivables:
  Investment Securities Sold                     368,936              1,180,061
  Fund Shares Sold                               771,634                276,376
  Dividends and Interest                         152,418                960,379
Prepaid Expenses and Other Assets                 44,387                 75,452
================================================================================
TOTAL ASSETS                                 267,089,783            753,915,619
================================================================================
LIABILITIES
Payables:
  Custodian                                        9,741                      0
  Distribution to Shareholders                         0                123,047
  Investment Securities Purchased              9,872,390                      0
  Fund Shares Repurchased                      1,471,960              1,410,677
  Securities Loaned                            4,139,034                      0
Accrued Distribution Expenses
  Investor Class                                  46,874                147,069
  Class A                                          2,770                  1,253
  Class B                                          1,144                    764
  Class C                                          7,741                  8,177
  Class K                                            100                    465
Accrued Expenses and Other Payables               26,346                110,324
================================================================================
TOTAL LIABILITIES                             15,578,100              1,801,776
================================================================================
NET ASSETS AT VALUE                      $   251,511,683        $   752,113,843
================================================================================
NET ASSETS
Paid-in Capital(c)                       $   292,005,495        $   781,919,715
Accumulated Undistributed Net Investment
  Loss                                           (28,917)               (27,883)
Accumulated Undistributed Net Realized
  Loss on Investment Securities and
  Foreign Currency Transactions              (62,101,638)           (62,379,689)
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                21,636,743             32,601,700
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $   251,511,683        $   752,113,843
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $   231,023,351        $   734,439,759
================================================================================
  Class A                                $     9,130,699        $     5,310,648
================================================================================
  Class B                                $     1,501,954        $       989,629
================================================================================
  Class C                                $     9,566,346        $    10,026,026
================================================================================
  Class K                                $       289,333        $     1,347,781
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      FINANCIAL
                                                  ENERGY               SERVICES
                                                    FUND                   FUND
                                              (CONTINUED)            (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                              13,745,599             33,736,622
  Class A                                        542,002                244,946
  Class B                                         89,871                 45,528
  Class C                                        581,459                469,023
  Class K                                         18,602                 63,360
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and
    Redemption Price per Share           $         16.81        $         21.77
  Class A
    Redemption Price per Share           $         16.85        $         21.68
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $         17.83        $         22.94
  Class B, Offering and Redemption
    Price per Share                      $         16.71        $         21.74
  Class C, Offering and Redemption
    Price per Share                      $         16.45        $         21.38
  Class K, Offering and Redemption
    Price per Share                      $         15.55        $         21.27
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $360,000 and $533,000 for Energy and Financial Services Funds, respectively.
(b) Investment securities at cost and value at March 31, 2003 include $4,005,265 of securities loaned for Energy Fund (Note 5).
(c) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Energy Fund and 700 million to Financial Services Fund: 100 million to each Class of Energy Fund, 300 million to Financial Services Fund
    - Investor Class and 100 million to each additional Class of Financial Services Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                  GOLD &                 HEALTH
                                                PRECIOUS               SCIENCES
                                             METALS FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)(c)                       $   101,099,059        $   859,232,047
================================================================================
  At Value(a)(b)(c)                      $   116,517,964        $   990,684,158
Cash                                             245,147                 19,111
Receivables:
  Fund Shares Sold                             3,240,837              3,397,774
  Dividends and Interest                          25,635              1,197,618
Prepaid Expenses and Other Assets                 39,495                 92,854
================================================================================
TOTAL ASSETS                                 120,069,078            995,391,515
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased              3,848,188                      0
  Fund Shares Repurchased                        157,417              3,914,950
  Securities Loaned                           11,344,418             24,193,400
Depreciation on Forward Foreign
  Currency Contracts                               1,612                      0
Accrued Distribution Expenses
  Investor Class                                  19,287                185,484
  Class A                                            422                    577
  Class B                                          1,738                    467
  Class C                                          2,309                  5,182
  Class K                                             --                    737
Accrued Expenses and Other Payables               17,237                137,552
================================================================================
TOTAL LIABILITIES                             15,392,628             28,438,349
================================================================================
NET ASSETS AT VALUE                      $   104,676,450        $   966,953,166
================================================================================
NET ASSETS
Paid-in Capital(d)                       $   281,090,573        $ 1,200,414,039
Accumulated Undistributed Net Investment
  Loss                                          (140,069)              (158,098)
Accumulated Undistributed Net Realized
  Loss on Investment Securities and
  Foreign Currency Transactions             (191,693,016)          (364,758,358)
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                15,418,962            131,455,583
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $   104,676,450        $   966,953,166
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $    98,387,540        $   954,764,627
================================================================================
  Class A                                $     1,514,115        $     3,731,315
================================================================================
  Class B                                $     2,315,329        $       620,876
================================================================================
  Class C                                $     2,459,466        $     5,846,096
================================================================================
  Class K                                             --        $     1,990,252
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                  GOLD &                 HEALTH
                                                PRECIOUS               SCIENCES
                                             METALS FUND                   FUND
                                              (CONTINUED)            (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                              41,060,996             24,782,519
  Class A                                        633,436                 96,766
  Class B                                        968,914                 16,194
  Class C                                        976,679                156,852
  Class K                                             --                 52,636
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and
    Redemption Price per Share           $          2.40        $         38.53
  Class A
    Redemption Price per Share           $          2.39        $         38.56
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $          2.53        $         40.80
  Class B, Offering and Redemption
    Price per Share                      $          2.39        $         38.34
  Class C, Offering and Redemption
    Price per Share                      $          2.52        $         37.27
  Class K, Offering and Redemption
    Price per Share                                   --        $         37.81
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $8,531,000 and $4,424,000 for Gold & Precious Metals and Health Sciences Funds, respectively.
(b) Investment securities at March 31, 2003 includes gold bullion cost of $4,266,114 and value of $5,051,577 for Gold & Precious Metals Fund.
(c) Investment securities at cost and value at March 31, 2003 include $10,736,161 and $23,272,794 of securities loaned for Gold & Precious Metals and Health Sciences Funds, respectively (Note 5).
(d) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 800 million have been allocated to Gold & Precious Metals Fund and 500 million to Health Sciences
    Fund: 200 million to each Class of Gold & Precious Metals Fund and 100 million to each Class of Health Sciences Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                    REAL ESTATE
                                                 LEISURE            OPPORTUNITY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                          $   614,043,731        $    23,345,776
================================================================================
  At Value(a)(b)                         $   669,087,930        $    24,042,858
Cash                                               1,239                  1,861
Foreign Currency (Cost $6,207 and $0,
  respectively)                                    6,335                      0
Receivables:
  Investment Securities Sold                   2,468,771                106,648
  Fund Shares Sold                               707,448                 63,369
  Dividends and Interest                         508,967                127,465
  Foreign Tax Reclaims                            55,957                      0
Prepaid Expenses and Other Assets                 62,468                 21,265
================================================================================
TOTAL ASSETS                                 672,899,115             24,363,466
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                        0                  6,503
  Investment Securities Purchased                672,936                      0
  Fund Shares Repurchased                      1,530,885                653,847
  Securities Loaned                           13,706,737                      0
Accrued Distribution Expenses
  Investor Class                                 105,106                  4,158
  Class A                                          7,193                    661
  Class B                                          6,290                    101
  Class C                                         14,074                    556
  Class K                                         23,460                     --
Accrued Expenses and Other Payables               48,705                  4,529
================================================================================
TOTAL LIABILITIES                             16,115,386                670,355
================================================================================
NET ASSETS AT VALUE                      $   656,783,729        $    23,693,111
================================================================================
NET ASSETS
Paid-in Capital(c)                       $   677,098,635        $    31,772,926
Accumulated Undistributed Net
  Investment Income (Loss)                       (48,343)                 9,823
Accumulated Undistributed Net Realized
  Loss on Investment Securities and
  Foreign Currency Transactions              (75,317,281)            (8,786,720)
Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                55,050,718                697,082
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $   656,783,729        $    23,693,111
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $   536,108,142        $    20,313,257
================================================================================
  Class A                                $    27,174,768        $     2,408,721
================================================================================
  Class B                                $     8,268,127        $       133,437
================================================================================
  Class C                                $    17,767,841        $       837,696
================================================================================
  Class K                                $    67,464,851                     --
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                    REAL ESTATE
                                                 LEISURE            OPPORTUNITY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                              17,391,376              2,697,435
  Class A                                        880,146                323,961
  Class B                                        269,777                 17,990
  Class C                                        592,268                108,422
  Class K                                      2,194,824                     --
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and
    Redemption Price per Share           $         30.83        $          7.53
  Class A
    Redemption Price per Share           $         30.88        $          7.44
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $         32.68        $          7.87
  Class B, Offering and Redemption
    Price per Share                      $         30.65        $          7.42
  Class C, Offering and Redemption
    Price per Share                      $         30.00        $          7.73
  Class K, Offering and Redemption
    Price per Share                      $         30.74                     --
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $5,814,000 and $1,485,000 for Leisure and Real Estate Opportunity Funds, respectively.
(b) Investment securities at cost and value at March 31, 2003 include $13,094,173 of securities loaned for Leisure Fund (Note 5).
(c) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Leisure Fund and 400 million to Real Estate Opportunity Fund:
    100 million to each Class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                              TECHNOLOGY     TELECOMMUNICATIONS
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                          $ 1,873,905,377        $   318,052,624
================================================================================
  At Value(a)(b)                         $ 1,596,575,695        $   297,331,553
Cash                                               6,204                  6,580
Receivables:
  Investment Securities Sold                  54,863,674              1,457,710
  Fund Shares Sold                             5,018,934                137,164
  Dividends and Interest                         525,375                397,037
Prepaid Expenses and Other Assets                160,176                104,556
================================================================================
TOTAL ASSETS                               1,657,150,058            299,434,600
================================================================================
LIABILITIES
Options Written at Value (Premiums
  Received $928,509 and $297,659,
  respectively)                                  114,433                230,428
Payables:
  Investment Securities Purchased             20,722,456              1,953,643
  Fund Shares Repurchased                      8,425,828                562,373
  Securities Loaned                           33,984,450             18,406,718
Accrued Distribution Expenses
  Investor Class                                 174,578                 55,275
  Class A                                          1,194                    110
  Class B                                            423                     12
  Class C                                          4,925                  2,258
  Class K                                          8,100                    248
Accrued Expenses and Other Payables              237,733                 80,907
================================================================================
TOTAL LIABILITIES                             63,674,120             21,291,972
================================================================================
NET ASSETS AT VALUE                      $ 1,593,475,938        $   278,142,628
================================================================================
NET ASSETS
Paid-in Capital(c)                       $ 6,042,626,245        $ 1,955,452,313
Accumulated Undistributed Net
  Investment Loss                               (232,309)               (66,378)
Accumulated Undistributed Net Realized
  Loss on Investment Securities,
  Foreign Currency Transactions and
  Option Contracts                        (4,172,402,393)        (1,656,590,047)
Net Depreciation of Investment
  Securities, Foreign Currency
  Transactions and Option Contracts         (276,515,605)           (20,653,260)
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                     $ 1,593,475,938        $   278,142,628
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                    $   707,040,240                     --
================================================================================
  Investor Class                         $   853,529,554        $   274,946,793
================================================================================
  Class A                                $     4,459,686        $       325,550
================================================================================
  Class B                                $       531,767        $        15,865
================================================================================
  Class C                                $     5,758,958        $     2,188,211
================================================================================
  Class K                                $    22,155,733        $       666,209
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                              TECHNOLOGY     TELECOMMUNICATIONS
                                                    FUND                   FUND
                                              (CONTINUED)            (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                         40,770,656                     --
  Investor Class                              50,510,923             34,558,571
  Class A                                        262,641                 41,098
  Class B                                         31,586                  2,011
  Class C                                        351,409                283,394
  Class K                                      1,320,710                 84,345
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and
    Redemption Price per Share           $         17.34                     --
  Investor Class, Offering and
    Redemption Price per Share           $         16.90        $          7.96
  Class A
    Redemption Price per Share           $         16.98        $          7.92
    Offering Price per Share (Maximum
      sales charge of 5.50%)             $         17.97        $          8.38
  Class B, Offering and Redemption
    Price per Share                      $         16.84        $          7.89
  Class C, Offering and Redemption
    Price per Share                      $         16.39        $          7.72
  Class K, Offering and Redemption
    Price per Share                      $         16.78        $          7.90
================================================================================

(a) Investment securities at cost and value at March 31, 2003 include repurchase agreements of $1,910,000 and $571,000 for the Technology and Telecommunications Funds, respectively.
(b) Investment securities at cost and value at March 31, 2003 include $31,829,843 and $17,205,652 of securities loaned for Technology and Telecommunications Funds, respectively (Note 5).
(c) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 1 billion have been allocated to Technology Fund and 1.1 billion to Telecommunications Fund: 300 million to Technology Fund - Institutional Class and Investor Class, 100 million to each additional Class of Technology Fund, 300 million to Telecommunications Fund - Investor Class and 200 million to each additional Class of Telecommunications Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                       $    73,529,285
================================================================================
  At Value                                                      $    71,699,641
Receivables:
  Investment Securities Sold                                            151,526
  Fund Shares Sold                                                       22,796
  Dividends and Interest                                                113,246
Loans to Affiliated Fund (Note 6)                                     2,200,000
Prepaid Expenses and Other Assets                                        38,582
================================================================================
TOTAL ASSETS                                                         74,225,791
================================================================================
LIABILITIES
Payables:
  Custodian                                                               8,843
  Distributions to Shareholders                                          23,888
  Fund Shares Repurchased                                               103,481
Accrued Distribution Expenses
  Investor Class                                                         14,474
  Class A                                                                   121
  Class B                                                                   157
  Class C                                                                   546
Accrued Expenses and Other Payables                                      16,190
================================================================================
TOTAL LIABILITIES                                                       167,700
================================================================================
NET ASSETS AT VALUE                                             $    74,058,091
================================================================================
NET ASSETS
Paid-in Capital(a)                                              $   116,412,319
Accumulated Undistributed Net Investment Loss                           (43,913)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                             (40,480,671)
Net Depreciation of Investment Securities                            (1,829,644)
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $    74,058,091
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $    72,749,091
================================================================================
  Class A                                                       $       449,557
================================================================================
  Class B                                                       $       192,632
================================================================================
  Class C                                                       $       666,811
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2003

                                                                      UTILITIES
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                      8,881,314
  Class A                                                                55,310
  Class B                                                                23,629
  Class C                                                                81,169
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $          8.19
  Class A
   Redemption Price per Share                                   $          8.13
   Offering Price per Share (Maximum sales charge of 5.50%)     $          8.60
  Class B, Offering and Redemption Price per Share              $          8.15
  Class C, Offering and Redemption Price per Share              $          8.22
================================================================================

(a) The INVESCO Sector Funds, Inc. have 6.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 400 million have been allocated to Utilities Fund: 100 million to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                                      FINANCIAL
                                                  ENERGY               SERVICES
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                               $      3,070,714        $    15,953,262
Dividends from Affiliated Investment
  Companies                                        1,432                 13,560
Interest                                         179,899                683,454
Securities Loaned Income                          22,711                      0
  Foreign Taxes Withheld                         (64,984)               (14,787)
================================================================================
  TOTAL INCOME                                 3,209,772             16,635,489
================================================================================
EXPENSES
Investment Advisory Fees                       2,180,691              6,240,794
Distribution Expenses                            816,474              2,466,453
Transfer Agent Fees                            1,421,179              3,286,277
Administrative Services Fees                     141,109                434,701
Custodian Fees and Expenses                       63,123                154,671
Directors' Fees and Expenses                      28,463                 75,053
Interest Expenses                                  2,770                  6,158
Professional Fees and Expenses                    40,362                 70,249
Registration Fees and Expenses
  Investor Class                                  56,121                 68,158
  Class A                                             33                     14
  Class B                                              8                      6
  Class C                                            716                    700
  Class K                                          1,471                  1,471
Reports to Shareholders                          231,087                505,772
Other Expenses                                    17,972                 51,659
================================================================================
  TOTAL EXPENSES                               5,001,579             13,362,136
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                        (25,187)                (9,970)
  Fees and Expenses Paid Indirectly              (39,730)              (120,799)
================================================================================
    NET EXPENSES                               4,936,662             13,231,367
================================================================================
NET INVESTMENT INCOME (LOSS)                  (1,726,890)             3,404,122
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                      (15,930,670)           (63,593,616)
  Foreign Currency Transactions                    4,369              2,771,359
================================================================================
    Total Net Realized Loss                  (15,926,301)           (60,822,257)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                      (32,597,193)          (200,871,286)
  Foreign Currency Transactions                        0                578,729
================================================================================
    Total Change in Net Appreciation/
      Depreciation                           (32,597,193)          (200,292,557)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS          (48,523,494)          (261,114,814)
================================================================================
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                             $   (50,250,384)       $  (257,710,692)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                  GOLD &                 HEALTH
                                                PRECIOUS               SCIENCES
                                             METALS FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                               $      1,130,458        $     7,642,641
Dividends from Affiliated Investment
  Companies                                          193                      0
Interest                                          65,789              1,057,768
Securities Loaned Income                          81,867                 23,360
  Foreign Taxes Withheld                         (51,397)              (211,719)
================================================================================
  TOTAL INCOME                                 1,226,910              8,512,050
================================================================================
EXPENSES
Investment Advisory Fees                         872,426              7,301,319
Distribution Expenses                            317,235              2,912,258
Transfer Agent Fees                              663,698              4,499,468
Administrative Services Fees                      62,346                521,471
Custodian Fees and Expenses                       74,783                193,304
Directors' Fees and Expenses                      15,272                 93,700
Interest Expenses                                  3,928                 55,920
Professional Fees and Expenses                    30,114                 88,461
Registration Fees and Expenses
  Investor Class                                  28,521                 81,710
  Class A                                             26                     57
  Class B                                             16                      9
  Class C                                            709                    757
  Class K                                             --                  1,490
Reports to Shareholders                          127,695                744,825
Other Expenses                                    12,739                 54,025
================================================================================
  TOTAL EXPENSES                               2,209,508             16,548,774
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                           (431)               (46,227)
  Fees and Expenses Paid Indirectly              (35,642)              (149,727)
================================================================================
    NET EXPENSES                               2,173,435             16,352,820
================================================================================
NET INVESTMENT LOSS                             (946,525)            (7,840,770)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                       13,253,503           (174,505,515)
  Foreign Currency Transactions                 (378,438)             2,888,105
================================================================================
    Total Net Realized Gain (Loss)            12,875,065           (171,617,410)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                      (13,851,974)           (86,875,175)
  Foreign Currency Transactions                3,527,175               (302,242)
================================================================================
    Total Change in Net Appreciation/
      Depreciation                           (10,324,799)           (87,177,417)
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS            2,550,266           (258,794,827)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                        $     1,603,741        $  (266,635,597)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                                    REAL ESTATE
                                                 LEISURE            OPPORTUNITY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                $     5,639,202        $     1,403,338
Dividends from Affiliated Investment
  Companies                                       13,503                      0
Interest                                         377,555                 22,419
Securities Loaned Income                         126,700                      0
  Foreign Taxes Withheld                        (242,648)                     0
================================================================================
  TOTAL INCOME                                 5,914,312              1,425,757
================================================================================
EXPENSES
Investment Advisory Fees                       5,033,513                192,643
Distribution Expenses                          2,130,359                 72,018
Transfer Agent Fees                            3,196,058                214,102
Administrative Services Fees                     337,249                 21,559
Custodian Fees and Expenses                      219,159                  9,627
Directors' Fees and Expenses                      53,937                  9,823
Interest Expenses                                     60                    122
Professional Fees and Expenses                    59,213                 29,278
Registration Fees and Expenses
  Investor Class                                  61,914                 14,355
  Class A                                             31                     40
  Class B                                             13                     12
  Class C                                            694                    710
  Class K                                          1,175                    --
Reports to Shareholders                          384,113                 58,243
Other Expenses                                    39,395                  4,429
================================================================================
  TOTAL EXPENSES                              11,516,883                626,961
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                       (213,960)              (207,889)
  Fees and Expenses Paid Indirectly                 (808)                  (730)
================================================================================
    NET EXPENSES                              11,302,115                418,342
================================================================================
NET INVESTMENT INCOME (LOSS)                  (5,387,803)             1,007,415
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                      (64,777,824)                33,309
  Foreign Currency Transactions                  947,408                      0
================================================================================
    Total Net Realized Gain (Loss)           (63,830,416)                33,309
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                     (139,569,928)            (2,096,036)
  Foreign Currency Transactions               20,986,955                      0
================================================================================
    Total Change in Net Appreciation/
      Depreciation                          (118,582,973)            (2,096,036)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS         (182,413,389)            (2,062,727)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                        $  (187,801,192)       $    (1,055,312)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                              TECHNOLOGY     TELECOMMUNICATIONS
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                $     3,714,705        $     3,913,369
Dividends from Affiliated Investment
  Companies                                            0                 40,672
Interest                                       2,433,548                714,980
Securities Loaned Income                         188,766                205,579
  Foreign Taxes Withheld                        (212,626)              (241,485)
================================================================================
  TOTAL INCOME                                 6,124,393              4,633,115
================================================================================
EXPENSES
Investment Advisory Fees                      11,673,473              2,309,149
Distribution Expenses                          2,900,084                915,538
Transfer Agent Fees                           10,338,284              5,386,698
Administrative Services Fees                     892,715                170,044
Custodian Fees and Expenses                      294,267                123,339
Directors' Fees and Expenses                     133,696                 31,221
Interest Expenses                                  8,418                  2,969
Professional Fees and Expenses                   134,083                 55,220
Registration Fees and Expenses
  Institutional                                   22,779                     --
  Investor Class                                 185,595                114,342
  Class A                                              7                     15
  Class B                                              4                      5
  Class C                                            677                    716
  Class K                                          1,452                  1,472
Reports to Shareholders                        1,017,230                779,158
Other Expenses                                    92,971                 26,364
================================================================================
  TOTAL EXPENSES                              27,695,735              9,916,250
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser                       (233,001)            (3,453,759)
  Fees and Expenses Paid Indirectly               (2,015)               (74,314)
================================================================================
    NET EXPENSES                              27,460,719              6,388,177
================================================================================
NET INVESTMENT LOSS                          (21,336,326)            (1,755,062)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                   (1,341,077,063)          (397,915,271)
  Foreign Currency Transactions                   (1,037)              (120,611)
  Option Contracts                            20,689,078                314,778
================================================================================
    Total Net Realized Loss               (1,320,389,022)          (397,721,104)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                      (32,763,181)           204,480,051
  Foreign Currency Transactions                        0              5,240,216
  Option Contracts                            (4,996,760)              (114,268)
================================================================================
    Total Change in Net Appreciation/
      Depreciation                           (37,759,941)           209,605,999
================================================================================
NET LOSS ON INVESTMENT SECURITIES,
  FOREIGN CURRENCY TRANSACTIONS AND
  OPTION CONTRACTS                        (1,358,148,963)          (188,115,105)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                        $(1,379,485,289)       $  (189,870,167)
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2003

                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $     3,192,572
Interest                                                                295,851
Securities Loaned Income                                                  1,380
  Foreign Taxes Withheld                                                 (4,252)
================================================================================
  TOTAL INCOME                                                        3,485,551
================================================================================
EXPENSES
Investment Advisory Fees                                                666,839
Distribution Expenses                                                   230,974
Transfer Agent Fees                                                     560,954
Administrative Services Fees                                             50,010
Custodian Fees and Expenses                                              16,960
Directors' Fees and Expenses                                             14,978
Interest Expenses                                                           266
Professional Fees and Expenses                                           28,014
Registration Fees and Expenses
  Investor Class                                                         21,891
  Class A                                                                    12
  Class B                                                                     9
  Class C                                                                   703
Reports to Shareholders                                                 104,971
Other Expenses                                                            7,734
================================================================================
  TOTAL EXPENSES                                                      1,704,315
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser          (543,805)
  Fees and Expenses Paid Indirectly                                        (316)
================================================================================
    NET EXPENSES                                                      1,160,194
================================================================================
NET INVESTMENT INCOME                                                 2,325,357
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                          (13,056,963)
Change in Net Appreciation/Depreciation of Investment
  Securities                                                        (13,674,867)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (26,731,830)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $   (24,406,473)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ENERGY FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $    (1,726,890)       $    (1,466,773)
Net Realized Loss                            (15,926,301)           (44,619,544)
Change in Net Appreciation/Depreciation      (32,597,193)             5,832,460
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     (50,250,384)           (40,253,857)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             218,874,059            644,971,752
  Class A                                     19,736,581                     --
  Class B                                      1,571,590                     --
  Class C                                     16,754,905             20,669,161
  Class K                                        343,185                 35,899
================================================================================
                                             257,280,320            665,676,812
Amounts Paid for Repurchases of Shares
  Investor Class                            (298,479,641)          (692,833,382)
  Class A                                     (9,898,155)                    --
  Class B                                        (50,708)                    --
  Class C                                    (17,803,340)           (16,337,642)
  Class K                                        (85,824)                (2,743)
================================================================================
                                            (326,317,668)          (709,173,767)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (69,037,348)           (43,496,955)
================================================================================
TOTAL DECREASE IN NET ASSETS                (119,287,732)           (83,750,812)
NET ASSETS
Beginning of Period                          370,799,415            454,550,227
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($28,917) and ($23,683), respectively) $   251,511,683        $   370,799,415
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
FINANCIAL SERVICES FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Income                    $     3,404,122        $     3,116,228
Net Realized Gain (Loss)                     (60,822,257)            17,633,179
Change in Net Appreciation/Depreciation     (200,292,557)            15,800,834
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (257,710,692)            36,550,241
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                (4,532,916)           (74,131,190)
Class A                                          (54,866)                    --
Class B                                           (6,424)                    --
Class C                                          (18,276)              (769,067)
Class K                                           (9,840)               (74,131)
================================================================================
TOTAL DISTRIBUTIONS                           (4,622,322)           (74,974,388)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                           2,282,256,437          1,480,559,448
  Class A                                      8,745,135                     --
  Class B                                      1,184,600                     --
  Class C                                     19,297,579             27,338,396
  Class K                                        964,477              1,778,835
Reinvestment of Distributions
  Investor Class                               4,373,500             70,771,361
  Class A                                         46,662                     --
  Class B                                          5,986                     --
  Class C                                         15,533                715,041
  Class K                                          9,812                 74,046
================================================================================
                                           2,316,899,721          1,581,237,127
Amounts Paid for Repurchases of Shares
  Investor Class                          (2,529,161,658)        (1,647,802,644)
  Class A                                     (2,632,329)                    --
  Class B                                        (49,759)                    --
  Class C                                    (22,397,274)           (22,844,846)
  Class K                                       (355,893)              (825,978)
================================================================================
                                          (2,554,596,913)        (1,671,473,468)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (237,697,192)           (90,236,341)
================================================================================
TOTAL DECREASE IN NET ASSETS                (500,030,206)          (128,660,488)
NET ASSETS
Beginning of Period                        1,252,144,049          1,380,804,537
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($27,883) and ($108,164),
  respectively)                          $   752,113,843        $ 1,252,144,049
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GOLD & PRECIOUS METALS FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $      (946,525)       $      (618,754)
Net Realized Gain (Loss)                      12,875,065               (561,100)
Change in Net Appreciation/Depreciation      (10,324,799)            38,665,964
================================================================================
NET INCREASE IN NET
  ASSETS FROM OPERATIONS                       1,603,741             37,486,110
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             288,729,638            250,552,619
  Class A                                      8,742,700                     --
  Class B                                      2,670,343                     --
  Class C                                     20,351,688              3,043,172
================================================================================
                                             320,494,369            253,595,791
Amounts Paid for Repurchases of Shares
  Investor Class                            (297,679,646)          (247,531,594)
  Class A                                     (6,894,638)                    --
  Class B                                       (228,708)                    --
  Class C                                    (17,964,744)            (2,690,754)
================================================================================
                                            (322,767,736)          (250,222,348)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (2,273,367)             3,373,443
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS         (669,626)            40,859,553
NET ASSETS
Beginning of Period                          105,346,076             64,486,523
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($140,069) and ($789,954),
  respectively)                          $   104,676,450        $   105,346,076
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
HEALTH SCIENCES FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $    (7,840,770)       $   (12,583,295)
Net Realized Loss                           (171,617,410)          (148,326,289)
Change in Net Appreciation/Depreciation      (87,177,417)           226,759,441
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (266,635,597)            65,849,857
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                         0               (583,793)
Class C                                                0                 (8,161)
Class K                                                0                 (1,034)
================================================================================
TOTAL DISTRIBUTIONS                                    0               (592,988)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                           3,275,394,183          2,819,831,341
  Class A                                     11,568,902                     --
  Class B                                        709,368                     --
  Class C                                     86,806,161            444,052,177
  Class K                                      1,290,276              3,560,641
Reinvestment of Distributions
  Investor Class                                       0                569,872
  Class C                                              0                  7,780
  Class K                                              0                  1,034
================================================================================
                                           3,375,768,890          3,268,022,845
Amounts Paid for Repurchases of Shares
  Investor Class                          (3,532,369,079)        (2,989,733,603)
  Class A                                     (7,580,049)                    --
  Class B                                        (38,094)                    --
  Class C                                    (94,578,217)          (440,088,546)
  Class K                                     (1,224,074)              (994,361)
================================================================================
                                          (3,635,789,513)        (3,430,816,510)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (260,020,623)          (162,793,665)
================================================================================
TOTAL DECREASE IN NET ASSETS                (526,656,220)           (97,536,796)
NET ASSETS
Beginning of Period                        1,493,609,386          1,591,146,182
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($158,098) and ($124,891),
  respectively)                          $   966,953,166        $ 1,493,609,386
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
LEISURE FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002
                                                                        (Note 1)
OPERATIONS
Net Investment Loss                      $    (5,387,803)       $    (4,636,576)
Net Realized Loss                            (63,830,416)           (11,436,792)
Change in Net Appreciation/Depreciation     (118,582,973)            43,733,217
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    (187,801,192)            27,659,849
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                         0             (6,606,439)
Class C                                                0                (83,069)
================================================================================
TOTAL DISTRIBUTIONS                                    0             (6,689,508)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             207,349,184            729,179,032
  Class A                                     37,428,048                     --
  Class B                                      9,606,745                     --
  Class C                                     42,717,603             54,801,929
  Class K                                     37,654,639             59,960,773
Reinvestment of Distributions
  Investor Class                                       0              6,410,599
  Class C                                              0                 79,560
================================================================================
                                             334,756,219            850,431,893
Amounts Paid for Repurchases of Shares
  Investor Class                            (306,714,154)          (561,176,279)
  Class A                                     (7,012,073)                    --
  Class B                                       (467,634)                    --
  Class C                                    (36,749,162)           (43,833,698)
  Class K                                    (17,226,143)            (1,210,408)
================================================================================
                                            (368,169,166)          (606,220,385)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (33,412,947)           244,211,508
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS     (221,214,139)           265,181,849
NET ASSETS
Beginning of Period                          877,997,868            612,816,019
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($48,343) and ($445,820),
  respectively)                          $   656,783,729        $   877,997,868
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
REAL ESTATE OPPORTUNITY FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Income                    $     1,007,415        $       959,897
Net Realized Gain (Loss)                          33,309             (1,776,058)
Change in Net Appreciation/Depreciation       (2,096,036)             3,077,128
================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      (1,055,312)             2,260,967
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                  (869,479)              (883,840)
Class A                                          (66,360)                    --
Class B                                           (4,005)                    --
Class C                                          (17,981)               (19,583)
================================================================================
TOTAL DISTRIBUTIONS                             (957,825)              (903,423)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              40,930,071             65,554,193
  Class A                                      4,016,740                     --
  Class B                                        164,213                     --
  Class C                                      3,324,794              6,576,932
Reinvestment of Distributions
  Investor Class                                 812,836                847,345
  Class A                                         61,410                     --
  Class B                                          3,335                     --
  Class C                                         15,925                 17,365
================================================================================
                                              49,329,324             72,995,835
Amounts Paid for Repurchases of Shares
  Investor Class                             (39,958,634)           (75,885,547)
  Class A                                     (1,612,336)                    --
  Class B                                        (28,724)                    --
  Class C                                     (2,852,451)            (7,520,965)
================================================================================
                                             (44,452,145)           (83,406,512)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                 4,877,179            (10,410,677)
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS        2,864,042             (9,053,133)
NET ASSETS
Beginning of Period                           20,829,069             29,882,202
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $9,823 and $4,923, respectively)    $    23,693,111        $    20,829,069
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TECHNOLOGY FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $   (21,336,326)       $   (29,818,014)
Net Realized Loss                         (1,320,389,022)        (1,701,319,209)
Change in Net Appreciation/Depreciation      (37,759,941)         1,093,675,772
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                         (1,379,485,289)          (637,461,451)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                        400,830,100          1,144,541,447
  Investor Class                           4,495,198,217          4,626,109,679
  Class A                                     39,607,123                     --
  Class B                                        784,386                     --
  Class C                                     16,773,376             98,155,680
  Class K                                     18,036,725             31,102,806
================================================================================
                                           4,971,229,927          5,899,909,612
Amounts Paid for Repurchases of Shares
  Institutional Class                       (460,489,454)          (884,671,106)
  Investor Class                          (4,742,030,065)        (4,604,480,513)
  Class A                                    (34,425,710)                    --
  Class B                                       (225,672)                    --
  Class C                                    (23,667,790)           (91,350,472)
  Class K                                     (9,475,180)            (4,487,304)
================================================================================
                                          (5,270,313,871)        (5,584,989,395)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (299,083,944)           314,920,217
================================================================================
TOTAL DECREASE IN NET ASSETS              (1,678,569,233)          (322,541,234)
NET ASSETS
Beginning of Period                        3,272,045,171          3,594,586,405
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($232,309) and ($771,569),
  respectively)                          $ 1,593,475,938        $ 3,272,045,171
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TELECOMMUNICATIONS FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Loss                      $    (1,755,062)       $    (6,130,769)
Net Realized Loss                           (397,721,104)          (861,726,352)
Change in Net Appreciation/Depreciation      209,605,999            246,742,633
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                           (189,870,167)          (621,114,488)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             921,394,710          2,027,191,892
  Class A                                      9,330,840                     --
  Class B                                         24,155                     --
  Class C                                     47,707,611            327,970,659
  Class K                                        632,772              1,234,228
================================================================================
                                             979,090,088          2,356,396,779
Amounts Paid for Repurchases of Shares
  Investor Class                          (1,033,252,143)        (2,325,417,357)
  Class A                                     (8,626,147)                    --
  Class B                                         (3,783)                    --
  Class C                                    (53,919,269)          (323,176,133)
  Class K                                       (500,459)              (104,957)
================================================================================
                                          (1,096,301,801)        (2,648,698,447)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS              (117,211,713)          (292,301,668)
================================================================================
TOTAL DECREASE IN NET ASSETS                (307,081,880)          (913,416,156)
NET ASSETS
Beginning of Period                          585,224,508          1,498,640,664
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($66,378) and ($65,928),
  respectively)                          $   278,142,628        $   585,224,508
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
UTILITIES FUND

                                                        YEAR ENDED MARCH 31
--------------------------------------------------------------------------------
                                                    2003                   2002

OPERATIONS
Net Investment Income                    $     2,325,357        $     1,845,871
Net Realized Loss                            (13,056,963)           (22,801,292)
Change in Net Appreciation/Depreciation      (13,674,867)           (53,674,952)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            (24,406,473)           (74,630,373)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                              (2,288,373)            (1,869,306)
  Class A                                        (16,410)                    --
  Class B                                         (4,725)                    --
  Class C                                         (9,547)                  (728)
================================================================================
TOTAL DISTRIBUTIONS                           (2,319,055)            (1,870,034)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                             110,818,499            138,696,599
  Class A                                      2,519,233                     --
  Class B                                        263,926                     --
  Class C                                     11,010,192              8,575,353
Reinvestment of Distributions
  Investor Class                               2,165,716              1,774,320
  Class A                                         12,275                     --
  Class B                                          1,446                     --
  Class C                                          9,205                    718
================================================================================
                                             126,800,492            149,046,990
Amounts Paid for Repurchases of Shares
  Investor Class                            (138,522,409)          (173,267,204)
  Class A                                     (1,960,442)                    --
  Class B                                        (34,745)                    --
  Class C                                    (11,876,032)            (9,358,343)
================================================================================
                                            (152,393,628)          (182,625,547)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (25,593,136)           (33,578,557)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (52,318,664)          (110,078,964)
NET ASSETS
Beginning of Period                          126,376,755            236,455,719
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($43,913) and ($5,069),
  respectively)                          $    74,058,091        $   126,376,755
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO SECTOR FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. is incorporated in Maryland and presently consists of nine separate
Funds: Energy Fund, Financial Services Fund, Gold & Precious Metals Fund (formerly Gold Fund), Health Sciences Fund, Leisure Fund, Real Estate Opportunity Fund, Technology Fund, Telecommunications Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). Effective July 31, 2002, Gold Fund's name changed to Gold & Precious Metals Fund. The investment objectives of the Funds are: to seek capital growth through investments in specific business sectors for Energy, Financial Services, Gold & Precious Metals, Health Sciences, Leisure and Technology Funds; to achieve capital growth and current income for Real Estate Opportunity, Telecommunications and Utilities Funds. INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 17, 2001, Leisure Fund began offering an additional class of shares, referred to as Class K shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Gold bullion is valued at the close of the New York Stock Exchange and its valuation is obtained by a pricing service approved by the Fund's board of directors.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. During the year ended March 31, 2003, Energy Fund was reimbursed for certain trading losses in the amount of $35,462.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended March 31, 2003, Energy, Financial Services, Gold & Precious Metals, Leisure and Telecommunications Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments by Health Sciences, Real Estate Opportunity, Technology and Utilities Funds. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Gold & Precious Metals Fund may invest in gold bullion which may have significant price movements over short periods of time and may be affected by unpredictable international monetary and political policies. Further, gold bullion may have storage and transaction costs associated with its ownership which may be higher than that of other types of securities.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended March 31, 2003, and amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                    YEAR ENDED           YEAR ENDED       YEAR ENDED        YEAR ENDED             YEAR ENDED
                                MARCH 31, 2003       MARCH 31, 2003   MARCH 31, 2003    MARCH 31, 2002         MARCH 31, 2002
                               ORDINARY INCOME    LONG-TERM CAPITAL       QUALIFYING   ORDINARY INCOME      LONG-TERM CAPITAL
FUND                             DISTRIBUTIONS   GAIN DISTRIBUTIONS       PERCENTAGE     DISTRIBUTIONS     GAIN DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
Financial Services Fund         $    3,324,494      $     1,297,828          100.00%   $     6,877,940        $    68,096,448
Health Sciences Fund                         0                    0            0.00%           548,602                 44,386
Leisure Fund                                 0                    0            0.00%         1,613,479              5,076,029
Real Estate Opportunity Fund           957,825                    0            1.61%           903,423                      0
Utilities Fund                       2,319,055                    0            1.00%         1,870,034                      0

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at March 31, 2003 include:

                                                                                                NET TAX
                                        COST OF         GROSS TAX         GROSS TAX        APPRECIATION
                                INVESTMENTS FOR        UNREALIZED        UNREALIZED       (DEPRECIATION)
FUND                               TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
Energy Fund                     $   247,769,524   $    28,433,184   $    10,450,300     $    17,982,884
Financial Services Fund             719,839,008        77,427,623        45,844,873          31,582,750
Gold & Precious Metals Fund         104,610,389        21,144,944         9,237,369          11,907,575
Health Sciences Fund                895,666,927       140,758,771        45,741,540          95,017,231
Leisure Fund                        613,757,329       122,008,477        66,677,876          55,330,601
Real Estate Opportunity Fund         23,648,035           997,063           602,240             394,823
Technology Fund                   1,975,193,766        86,437,493       465,055,564        (378,618,071)
Telecommunications Fund             324,308,326        13,728,939        40,705,712         (26,976,773)
Utilities Fund                       73,840,716         3,212,948         5,354,023          (2,141,075)

                                                                        ACCUMULATED   CUMULATIVE EFFECT
                                                    UNDISTRIBUTED      CAPITAL LOSS            OF OTHER
FUND                                              ORDINARY INCOME        CARRYOVERS  TIMING DIFFERENCES
--------------------------------------------------------------------------------------------------------
Energy Fund                                       $             0   $   (58,447,779)    $       (28,917)
Financial Services Fund                                    93,812       (52,702,581)         (8,783,479)
Gold & Precious Metals Fund                             1,354,029      (189,650,608)            (25,176)
Health Sciences Fund                                            0      (297,476,816)        (31,004,760)
Leisure Fund                                                    0       (63,392,926)        (12,252,581)
Real Estate Opportunity Fund                               12,213        (8,274,056)           (212,795)
Technology Fund                                                 0    (3,791,182,138)       (279,350,098)
Telecommunications Fund                                         0    (1,622,403,229)        (27,997,494)
Utilities Fund                                                  0       (37,516,958)         (2,696,195)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. Telecommunications Fund has a partnership tax deferral in the amount of $2,267,247. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions and written options activity.

Capital loss carryovers expire in the years 2005, 2006, 2007, 2008, 2009, 2010 and 2011. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital and currency losses are: Financial Services Fund $8,661,785, Gold & Precious Metals Fund $2,834, Health Sciences Fund $30,846,662, Leisure Fund $12,210,757, Real Estate Opportunity Fund $210,405, Technology Fund $279,932,903, Telecommunications Fund $27,931,116 and Utilities Fund $2,652,282.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Energy, Health Sciences, Leisure, Technology and Telecommunications Funds reclassified $1,820,004, $7,795,809, $5,933,695, $22,459,448, $2,314,505, respectively, of net investment losses to paid-in capital. Gold & Precious Metals Fund reclassified $1,596,421 of net investment losses to accumulated undistributed net realized losses.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. OPTIONS -- The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity to profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended March 31, 2003, was as follows:

                                                    CALL OPTIONS                   PUT OPTIONS
----------------------------------------------------------------------------------------------------
                                              NUMBER          AMOUNT         NUMBER          AMOUNT
                                          OF OPTIONS     OF PREMIUMS     OF OPTIONS     OF PREMIUMS
----------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Options outstanding at March 31, 2002        (43,575)  $  17,656,466              0   $           0
Options written                             (132,549)     33,132,524        (12,597)      1,519,455
Options closed or expired                    169,585     (49,860,481)        12,597      (1,519,455)
Options outstanding at March 31, 2003        (6,539)        $928,509              0               0

TELECOMMUNICATIONS FUND
Options outstanding at March 31, 2002         (1,600)  $     261,852
Options written                               (7,009)      1,017,875
Options closed or expired                      7,098        (982,068)
Options outstanding at March 31, 2003         (1,511)  $     297,659

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Energy, Financial Services, Gold & Precious Metals, Health Sciences and Telecommunications Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                           AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                       $700         $2        $4         $6
                                 $0 TO    $350 TO   MILLION    BILLION   BILLION    BILLION      OVER
                                  $350       $700     TO $2      TO $4     TO $6      TO $8        $8
FUND                           MILLION    MILLION   BILLION    BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------------
Energy Fund                      0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Financial Services Fund          0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Gold & Precious Metals Fund      0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Health Sciences Fund             0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Leisure Fund                     0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Technology Fund                  0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Utilities Fund                   0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%

                                                           AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                             $500        $1         $2        $4         $6
                                 $0 TO    MILLION   BILLION    BILLION   BILLION    BILLION      OVER
                                  $500      TO $1     TO $2      TO $4     TO $6      TO $8        $8
FUND                           MILLION    BILLION   BILLION    BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------------
Real Estate Opportunity Fund     0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Telecommunications Fund          0.65%      0.55%     0.45%      0.45%     0.40%     0.375%     0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year ended March 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR        CLASS        CLASS        CLASS      CLASS
FUND                                       CLASS            A            B            C          K
--------------------------------------------------------------------------------------------------
Energy Fund                          $   710,505  $    19,438  $     6,195  $   102,870  $     526
Financial Services Fund                2,428,349        9,547        5,826      134,199      5,109
Gold & Precious Metals Fund              279,306        4,965        6,902       22,606         --
Health Sciences Fund                   2,942,165        4,556        3,194       89,870      9,856
Leisure Fund                           1,625,603       52,465       44,957      176,639    277,058
Real Estate Opportunity Fund              59,074        3,327          580        8,070         --
Technology Fund                        2,923,222        6,303        1,332       88,805     98,700
Telecommunications Fund                  948,389        2,727           99       37,403      3,117
Utilities Fund                           230,252        1,046        1,559       10,094         --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended March 31, 2003, for Class B were as follows:

                                                                    DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                        AGGREGATE     UNREIMBURSED
                                                                     UNREIMBURSED    EXPENSES AS %
                                                 AMOUNT RETAINED         EXPENSES    OF NET ASSETS
FUND                                              BY DISTRIBUTOR       UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------------------------
Energy Fund - Class B Plan                           $     7,253      $    50,817            3.38%
Financial Services Fund - Class B Plan                     6,587           38,040            3.84%
Gold & Precious Metals Fund - Class B Plan                 8,631           89,799            3.88%
Health Sciences Fund - Class B Plan                        3,649           22,662            3.65%
Leisure Fund - Class B Plan                               50,672          300,396            3.63%
Real Estate Opportunity Fund - Class B Plan                  672            5,126            3.84%
Technology Fund - Class B Plan                             1,736           20,563            3.87%
Telecommunications Fund - Class B Plan                       112              556            3.50%
Utilities Fund - Class B Plan                              1,712            7,112            3.69%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended March 31, 2003 were as follows:

                                        INVESTOR        CLASS        CLASS        CLASS      CLASS
FUND                                       CLASS            A            B            C          K
--------------------------------------------------------------------------------------------------
Energy Fund                          $   685,019  $    22,209  $     7,338  $   101,292  $     616
Financial Services Fund                2,314,987       10,800        6,591      128,891      5,184
Gold & Precious Metals Fund              278,665        5,387        8,640       24,543         --
Health Sciences Fund                   2,810,808        5,134        3,661       82,986      9,669
Leisure Fund                           1,563,784       59,657       51,248      177,740    277,930
Real Estate Opportunity Fund              59,144        3,989          681        8,204         --
Technology Fund                        2,714,413        7,497        1,755       79,762     96,657
Telecommunications Fund                  877,339        2,837          112       32,223      3,027
Utilities Fund                           218,659        1,167        1,716        9,432         --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended March 31, 2003 were as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --  $ 1,351,371  $  13,598  $   2,355  $   51,772  $    2,083
Financial Services Fund              --    3,201,855     10,460      2,419      66,317       5,226
Gold & Precious Metals Fund          --      640,022     10,637        898      12,141          --
Health Sciences Fund                 --    4,374,452      9,750      1,618      98,464      15,184
Leisure Fund                         --    2,455,246     39,891     15,848      85,622     599,451
Real Estate Opportunity Fund         --      202,193      2,124        285       9,500          --
Technology Fund             $ 1,921,921    7,981,678      7,798        857     136,791     289,239
Telecommunications Fund              --    5,273,178      3,544        131      99,233      10,612
Utilities Fund                       --      547,156      1,045        294      12,459          --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended March 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --   $        0  $       0  $     582   $  20,103   $   4,502
Financial Services Fund              --            0      3,917      2,056           0       3,997
Gold & Precious Metals Fund          --            0        431          0           0          --
Health Sciences Fund                 --            0      6,829      1,648      37,750           0
Leisure Fund                         --            0          0      4,408           0     209,552
Real Estate Opportunity Fund         --      195,593          0        936      11,360          --
Technology Fund                $      0            0        818      1,027     100,306     130,850
Telecommunications Fund              --    3,343,479          0      1,069     100,846       8,365
Utilities Fund                       --      526,139      1,095        943      15,628          --

At March 31, 2003, the reimbursement that may potentially be made by the Funds to IFG that will expire during the calendar years ended 2005 and 2006, are as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --   $        0  $       0  $     582   $  20,103   $   4,502
Financial Services Fund              --            0      3,917      2,056           0       3,997
Gold & Precious Metals Fund          --            0        431          0           0          --
Health Sciences Fund                 --            0      6,829      1,648      37,750           0
Leisure Fund                         --            0          0      4,408           0     209,552
Real Estate Opportunity Fund         --      171,596          0        936      10,559          --
Technology Fund               $       0            0        818      1,027     100,306     130,850
Telecommunications Fund              --    3,015,954          0      1,069      90,199       8,022
Utilities Fund                       --      442,999      1,095        943      13,761          --

During the year ended March 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                          INSTITUTIONAL     INVESTOR      CLASS      CLASS       CLASS       CLASS
FUND                              CLASS        CLASS          A          B           C           K
--------------------------------------------------------------------------------------------------
Energy Fund                          --    $       0  $       0  $      23   $       0   $       0
Financial Services Fund              --            0          0          0           0           0
Gold & Precious Metals Fund          --            0          0          0         495          --
Health Sciences Fund                 --            0         62          0           0       1,052
Leisure Fund                         --            0        345          0           0      81,554
Real Estate Opportunity Fund         --            0        431          0           0          --
Technology Fund               $ 146,221            0        717          0           0      72,949
Telecommunications Fund              --            0          0          0           0           0
Utilities Fund                       --            0          0         32           0          --

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES                  SALES
--------------------------------------------------------------------------------------------------
Energy Fund                                                  $  408,740,450         $  482,197,618
Financial Services Fund                                         548,905,269            772,106,486
Gold & Precious Metals Fund                                      86,860,593             84,190,776
Health Sciences Fund                                          1,960,059,993          2,220,999,802
Leisure Fund                                                    143,284,512            161,229,805
Real Estate Opportunity Fund                                     64,102,072             59,811,861
Technology Fund                                               1,954,796,496          2,111,792,047
Telecommunications Fund                                         451,481,007            547,641,041
Utilities Fund                                                   53,521,881             67,293,763

There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended March 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                                    PENSION                PENSION
FUND                                                               EXPENSES              LIABILITY
--------------------------------------------------------------------------------------------------
Energy Fund                                                      $    8,483             $   17,442
Financial Services Fund                                              28,573                 74,609
Gold & Precious Metals Fund                                           2,306                 13,523
Health Sciences Fund                                                 38,593                 95,696
Leisure Fund                                                         16,795                 29,900
Real Estate Opportunity Fund                                            531                  1,469
Technology Fund                                                      47,637                141,768
Telecommunications Fund                                               8,540                 40,554
Utilities Fund                                                        3,050                 12,237

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended March 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                        REALIZED
                                         PURCHASES                   SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES     3/31/2003
--------------------------------------------------------------------------------------------------------------
ENERGY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                        93,897,299   $93,897,299    95,042,365   $95,042,365   $         0   $ 4,139,034

FINANCIAL SERVICES FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                        46,028,775    46,028,775    46,028,775    46,028,775             0            --

GOLD & PRECIOUS METALS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       233,983,415   233,983,415   237,869,295   237,869,295             0    11,344,418

HEALTH SCIENCES FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       361,349,392   361,349,392   343,090,592   343,090,592             0    24,193,400
Pharmaceutical HOLDRs
  Trust                        2,205,300   174,015,044     1,760,000   140,744,454    (3,355,550)   42,888,360

LEISURE FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       288,556,802   288,556,802   314,042,259   314,042,259             0    10,594,794

                                                                                        REALIZED
                                         PURCHASES                   SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES     3/31/2003
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Calient Networks, Pfd
  Series D Shrs                       --            --            --            --            --   $ 1,106,133
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       622,363,052  $622,363,052   670,243,884  $670,243,884   $         0    33,984,450
Software HOLDRs Trust            954,400    22,443,535       119,700     3,200,177       221,898    21,209,727

TELECOMMUNICATIONS FUND
Broadband HOLDRs Trust         1,057,500     9,494,055     1,057,500     8,652,026      (842,029)           --
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       453,774,284   453,774,284   472,945,556   472,945,556             0    18,406,718

UTILITIES FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                         2,633,600     2,633,600     4,842,800     4,842,800             0            --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. The following Funds received dividend income from affiliated investments: Health Sciences Fund received $352,761 from Pharmaceutical HOLDRs Trust and Technology Fund received $523,966 from Software HOLDRs Trust. No dividend income was received from any other affiliate.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of March 31, 2003, Energy, Gold & Precious Metals, Health Sciences, Leisure, Technology and Telecommunications Funds have on loan securities valued at $4,005,265, $10,736,161, $23,272,794, $13,094,173, $31,829,843 and $17,205,652,
respectively, and cash collateral of $4,139,034, $11,344,418, $24,193,400,
$13,706,737, $33,984,450 and $18,406,718, repectively, has been invested in the
INVESCO Treasurer's Series Money Market Reserve Fund or U.S. Government obligations and is disclosed in the Statement of Investment Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Energy, Gold & Precious Metals, Health Sciences, Leisure, Technology, Telecommunications and Utilities Funds $22,711, $81,867, $23,360, $123,994, $187,904, $205,579 and $1,380, respectively, were received from investments in INVESCO Treasurer's Series Money Market Reserve Fund. During the year ended March 31, 2003, there were no such securities lending arrangements for Financial Services and Real Estate Opportunity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended March 31, 2003, Energy, Financial Services, Gold & Precious Metals, Health Sciences, Leisure, Real Estate Opportunity, Technology, Telecommunications and Utilities Funds borrowed cash at a weighted average rate ranging from 1.50% to 2.00% and interest expenses amounted to $2,770, $2,346, $4,423, $54,615, $60, $122,
$7,840, $3,044 and $266 respectively. During that same period, Energy, Health Sciences, Technology and Utilities Funds lent cash at a weighted average rate ranging from 1.58% to 2.06% and interest income amounted $609, $7,082, $24,118 and $95, respectively. At March 31, 2003, INVESCO Combination Stock & Bond Funds, Inc. - Total Return Fund had borrowed from Utilities Fund at an interest rate of 1.58%. The amount of the lending and the related accrued interest are presented in the Statement of Assets and Liabilities. On April 1, 2003, INVESCO Combination Stock & Bond Funds, Inc. - Total Return Fund paid the borrowing back to Utilities Fund in full including interest.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended March 31, 2003, Financial Services and Technology Funds borrowed cash at a weighted average rate of 2.31%, and interest expenses amounted to $450 and $578, respectively. During that same period, there were no such borrowings for Energy, Gold & Precious Metals, Health Sciences, Leisure, Real Estate Opportunity, Telecommunications and Utilities Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended March 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                           CLASS A       CLASS B       CLASS C       CLASS K
------------------------------------------------------------------------------------------------
Energy Fund                                 $        0    $    1,393    $    7,690    $        0
Financial Services Fund                              0         1,307        13,978             0
Gold & Precious Metals Fund                          0             1         2,197            --
Health Sciences Fund                                 0           747        11,340             0
Leisure Fund                                         0        12,171        16,172             0
Real Estate Opportunity Fund                         0           243           770            --
Technology Fund                                      0           276         7,494             0
Telecommunications Fund                              0           181        18,384             0
Utilities Fund                                       0         1,250           578            --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the years ended March 31, 2003 and 2002 were as follows:

                                       ENERGY FUND           FINANCIAL SERVICES FUND  GOLD & PRECIOUS METALS FUND
                                   YEAR ENDED MARCH 31         YEAR ENDED MARCH 31        YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                    2003          2002          2003          2002             2003          2002
Shares Sold
  Investor Class              12,665,097    33,986,047    92,466,548    52,167,572      113,839,180   141,069,920
  Class A                      1,144,145            --       357,198            --        3,326,766            --
  Class B                         93,080            --        47,478            --        1,053,937            --
  Class C                        984,511     1,099,872       774,225       981,786        7,482,496     1,500,683
  Class K                         22,288         2,143        41,708        64,647               --            --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                    0             0       196,653     2,638,995                0             0
     Class A                           0            --         2,132            --                0            --
     Class B                           0            --           267            --                0            --
     Class C                           0             0           673        27,003                0             0
     Class K                           0             0           454         2,787               --            --
==================================================================================================================
                              14,909,121    35,088,062    93,887,336    55,882,790      125,702,379   142,570,603
Shares Repurchased
  Investor Class             (17,525,270)  (37,979,338) (102,655,456)  (58,464,938)    (118,596,254) (140,424,339)
  Class A                      (602,143)            --      (114,384)           --       (2,693,330)           --
  Class B                        (3,209)            --        (2,217)           --          (85,023)           --
  Class C                    (1,052,371)      (895,102)     (911,176)     (829,034)      (6,718,167)   (1,325,678)
  Class K                        (5,719)          (170)      (16,126)      (30,145)              --            --
==================================================================================================================
                             (19,188,712)  (38,874,610) (103,699,359)  (59,324,117)    (128,092,774) (141,750,017)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                 (4,279,591)   (3,786,548)   (9,812,023)   (3,441,327)      (2,390,395)      820,586
==================================================================================================================

NOTE 9 -- SHARE INFORMATION (CONTINUED)

                                   HEALTH SCIENCES FUND           LEISURE FUND       REAL ESTATE OPPORTUNITY FUND
                                   YEAR ENDED MARCH 31         YEAR ENDED MARCH 31       YEAR ENDED MARCH 31
------------------------------------------------------------------------------------------------------------------
                                    2003          2002          2003          2002             2003          2002
                                                                           (Note 1)
Shares Sold
  Investor Class              79,949,743    57,443,476     6,136,558    19,352,726        5,248,092     8,923,885
  Class A                        287,786            --     1,104,358            --          527,534            --
  Class B                         17,220            --       284,942            --           21,438            --
  Class C                      2,159,153     9,130,105     1,250,725     1,453,013          417,652       908,498
  Class K                         32,296        71,569     1,128,435     1,628,033               --            --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                    0        10,932             0       178,618          105,846       116,421
     Class A                           0            --             0            --            8,241            --
     Class B                           0            --             0            --              444            --
     Class C                           0           152             0         2,249            1,932         2,433
     Class K                           0            20             0             0               --            --
=================================================================================================================
                              82,446,198    66,656,254     9,905,018    22,614,639        6,331,179     9,951,237
Shares Repurchased
  Investor Class             (86,187,098)  (60,958,816)   (9,267,982)  (15,369,925)      (5,234,590)  (10,471,115)
  Class A                       (191,020)           --      (224,212)           --         (211,814)           --
  Class B                         (1,026)           --       (15,165)           --           (3,892)           --
  Class C                     (2,342,780)   (9,026,936)   (1,084,357)   (1,175,755)        (372,001)   (1,038,382)
  Class K                        (30,847)      (20,420)     (529,876)      (31,768)              --            --
=================================================================================================================
                             (88,752,771)  (70,006,172)  (11,121,592)  (16,577,448)      (5,822,297)  (11,509,497)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                 (6,306,573)   (3,349,918)   (1,216,574)   (6,037,191)         508,882    (1,558,260)
=================================================================================================================

                                     TECHNOLOGY FUND         TELECOMMUNICATIONS FUND            UTILITIES FUND
                                   YEAR ENDED MARCH 31         YEAR ENDED MARCH 31            YEAR ENDED MARCH 31
-----------------------------------------------------------------------------------------------------------------
                                    2003          2002          2003          2002             2003          2002
Shares Sold
  Institutional Class         19,889,258    31,869,203            --            --               --            --
  Investor Class             224,764,422   139,817,995   104,306,735   113,031,996       12,818,438    10,812,169
  Class A                      2,174,042            --     1,088,209            --          282,591            --
  Class B                         44,687            --         2,489            --           27,752            --
  Class C                        788,820     3,082,019     5,665,489    19,484,375        1,261,896       679,313
  Class K                        920,699     1,038,923        70,829        77,229               --            --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                    0             0             0             0          254,574       154,281
     Class A                           0            --             0            --            1,448            --
     Class B                           0            --             0            --              172            --
     Class C                           0             0             0             0            1,058            50
=================================================================================================================
                             248,581,928   175,808,140   111,133,751   132,593,600       14,647,929    11,645,813

Shares Repurchased
  Institutional Class        (23,113,782)  (26,698,958)           --            --               --            --
  Investor Class            (235,589,807) (139,766,344) (116,174,811) (128,834,470)     (15,880,668)  (13,656,118)
  Class A                     (1,911,401)           --    (1,047,111)           --         (228,729)           --
  Class B                        (13,101)           --          (478)           --           (4,295)           --
  Class C                      1,073,531)   (2,897,877)   (6,240,763)  (19,131,108)      (1,350,991)     (732,739)
  Class K                       (498,359)     (140,570)      (56,707)       (7,033)              --            --
=================================================================================================================
                            (262,199,981) (169,503,749) (123,519,870) (147,972,611)     (17,464,683)  (14,388,857)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                (13,618,053)    6,304,391   (12,386,119)  (15,379,011)      (2,816,754)   (2,743,044)
=================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Sector Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Real Estate Opportunity Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund and INVESCO Utilities Fund (constituting INVESCO Sector Funds, Inc., hereafter referred to as the "Fund") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
April 30, 2003

FINANCIAL HIGHLIGHTS

ENERGY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                                    YEAR ENDED MARCH 31                   MARCH 31           YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003           2002           2001           2000(a)           1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period    $     19.26    $     19.73    $     17.40    $     13.68       $     11.30   $     19.38
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                 (0.10)         (0.07)         (0.08)         (0.00)            (0.00)         0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (2.35)         (0.40)          3.84           3.72              2.39         (5.04)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (2.45)         (0.47)          3.76           3.72              2.39         (5.04)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00           0.00           1.43           0.00              0.01          3.04
====================================================================================================================================
Net Asset Value -- End of Period          $     16.81    $     19.26    $     19.73    $     17.40       $     13.68   $     11.30
====================================================================================================================================

TOTAL RETURN                                   (12.72%)        (2.38%)        23.09%         27.19%(d)         21.19%       (28.51%)

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                         $   231,023    $   358,439    $   445,845    $   221,432       $   196,136   $   137,455
Ratio of Expenses to Average Net Assets(e)       1.69%          1.53%          1.41%          1.60%(f)          1.68%         1.58%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                            (0.57%)        (0.34%)        (0.35%)        (0.26%)(f)        (0.05%)        0.01%
Portfolio Turnover Rate                           144%           144%           166%           109%(d)           279%          192%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and the years ended October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CLASS A        CLASS B

                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       MARCH 31      MARCH 31
--------------------------------------------------------------------------------
                                                           2003(a)       2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                $   19.26      $   19.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.05)         (0.17)
Net Losses on Securities (Both Realized
  and Unrealized)                                         (2.36)         (2.38)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (2.41)         (2.55)
================================================================================
Net Asset Value -- End of Period                      $   16.85      $   16.71
================================================================================

TOTAL RETURN(c)                                          (12.51%)       (13.24%)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   9,131      $   1,502
Ratio of Expenses to Average Net Assets(d)(e)              1.46%          2.33%
Ratio of Net Investment Loss to Average Net Assets(e)     (0.33%)        (1.16%)
Portfolio Turnover Rate                                     144%           144%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.41% and ratio of net investment loss to average net assets would have been (1.24%).

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS C
---------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   PERIOD
                                                                                                    ENDED
                                                                     YEAR ENDED MARCH 31         MARCH 31
--------------------------------------------------------------------------------------------------------------
                                                             2003         2002          2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $    18.98   $    19.58    $    17.39   $    14.35
==============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (0.11)       (0.07)        (0.05)       (0.01)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                  (2.42)       (0.53)         3.67         3.05
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (2.53)       (0.60)         3.62         3.04
==============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00         0.00          1.43         0.00
==============================================================================================================
NET ASSET VALUE -- END OF PERIOD                       $    16.45   $    18.98    $    19.58   $    17.39
==============================================================================================================

TOTAL RETURN(c)                                            (13.33%)      (3.06%)       22.35%       21.11%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $    9,566   $   12,324    $    8,704   $       16
Ratio of Expenses to Average Net Assets(e)(f)                2.33%        2.27%         2.05%        2.05%(g)
Ratio of Net Investment Loss to Average Net Assets(f)       (1.22%)      (1.08%)       (1.10%)      (1.11%)(g)
Portfolio Turnover Rate                                       144%         144%          166%         109%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.53%
    and ratio of net investment loss to average net assets would have been (1.42%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March
    31, 2000.

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS K
-----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              PERIOD
                                                                               ENDED
                                                       YEAR ENDED MARCH 31  MARCH 31
-----------------------------------------------------------------------------------------
                                                          2003       2002       2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $ 17.98    $ 19.62    $ 16.76
=========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.14)     (0.05)     (0.15)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        (2.29)     (1.59)      3.01
=========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (2.43)     (1.64)      2.86
=========================================================================================
Net Asset Value -- End of Period                       $ 15.55    $ 17.98    $ 19.62
=========================================================================================

TOTAL RETURN                                            (13.52%)    (8.36%)    17.06%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $   289    $    37    $     1
Ratio of Expenses to Average Net Assets(d)(e)             2.07%     11.62%      3.11%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (0.90%)   (10.45%)    (2.34%)(f)
Portfolio Turnover Rate                                    144%       144%       166%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended
    March 31, 2003.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment
    Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended
    March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.36% and ratio of net investment loss to average net assets would have been (4.19%).
(f) Annualized
(g) Portfolio turnover is calculated at the Fund level. Represents the year ended March
    31, 2001.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                             YEAR ENDED MARCH 31            MARCH 31          YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                       2003         2002          2001          2000(a)          1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period            $   28.22  $     28.88   $     27.13   $     29.73      $     28.45   $     29.14
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.10         0.07          0.10          0.03             0.08          0.25
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                      (6.42)        0.94          2.97          0.05             3.52          3.01
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (6.32)        1.01          3.07          0.08             3.60          3.26
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                       0.13         1.67          1.32          2.68             2.32          3.95
====================================================================================================================================
Net Asset Value -- End of Period                  $   21.77  $     28.22   $     28.88   $     27.13      $     29.73   $     28.45
====================================================================================================================================

TOTAL RETURN                                         (22.39%)       3.82%        11.25%        0.60%(b)         13.52        11.76%

RATIOS

Net Assets -- End of Period ($000 Omitted)        $ 734,440  $ 1,234,230   $ 1,368,583   $ 1,133,350      $ 1,242,555   $ 1,417,655
Ratio of Expenses to Average Net Assets(c)             1.40%        1.27%         1.25%         1.29%(d)         1.26%         1.05%
Ratio of Net Investment Income to Average
  Net Assets                                           0.38%        0.24%         0.36%         0.25%(d)         0.25%         0.85%
Portfolio Turnover Rate                                  60%          81%           99%           38%(b)           83%           52%

(a) From November 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(d) Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS A & CLASS B
-----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CLASS A      CLASS B

                                                                     YEAR         YEAR
                                                                    ENDED        ENDED
                                                                 MARCH 31     MARCH 31
-----------------------------------------------------------------------------------------
                                                                     2003(a)      2003(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                          $   28.22    $   28.22
=========================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                         0.06        (0.03)
Net Losses on Securities (Both Realized
  and Unrealized)                                                   (6.37)       (6.30)
=========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                    (6.31)       (6.33)
=========================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                     0.23         0.15
=========================================================================================
Net Asset Value -- End of Period                                $   21.68    $   21.74
=========================================================================================

TOTAL RETURN(b)                                                    (22.36%)     (22.48%)

RATIOS
Net Assets -- End of Period ($000 Omitted)                      $   5,311    $     990
Ratio of Expenses to Average Net Assets(c)(d)                        1.38%        2.09%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)       0.49%       (0.20%)
Portfolio Turnover Rate                                                60%          60%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the
    Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment
    Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of each Class were absorbed by IFG for the year ended March 31,
    2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.51% for Class A and 2.40% for Class B and ratio of net investment income (loss) to average net assets would have been 0.36% for Class
    A and (0.51%) for Class B.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               PERIOD
                                                                                                                ENDED
                                                                          YEAR ENDED MARCH 31                MARCH 31
-------------------------------------------------------------------------------------------------------------------------
                                                                    2003          2002          2001             2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                        $    27.89     $    28.72     $    27.06     $    23.66
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                    (0.25)         (0.10)         (0.09)          0.00
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                  (6.22)          0.87           3.05           3.48
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   (6.47)          0.77           2.96           3.48
=========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                    0.04           1.60           1.30           0.08
=========================================================================================================================
Net Asset Value -- End of Period                              $    21.38     $    27.89     $    28.72     $    27.06
=========================================================================================================================

TOTAL RETURN(d)                                                   (23.22%)         2.98%         10.87%         14.72%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                    $   10,026     $   16,880     $   12,221     $      138
Ratio of Expenses to Average Net Assets(f)                          2.45%          2.07%          1.85%          1.63%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.68%)        (0.57%)        (0.31%)         0.39%(g)
Portfolio Turnover Rate                                               60%            81%            99%            38%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS K
---------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                    PERIOD
                                                                                                     ENDED
                                                                         YEAR ENDED MARCH 31      MARCH 31
---------------------------------------------------------------------------------------------------------------
                                                                          2003          2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                               $   27.69     $   28.67     $   29.35
===============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                              0.15         (0.03)        (0.17)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (6.41)         0.90         (0.38)
===============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (6.26)         0.87         (0.55)
===============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.16          1.85          0.13
===============================================================================================================
Net Asset Value -- End of Period                                     $   21.27     $   27.69     $   28.67
===============================================================================================================

TOTAL RETURN                                                            (22.62%)        3.38%        (1.97%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                           $   1,348     $   1,033     $       1
Ratio of Expenses to Average Net Assets(d)(e)                             1.78%         1.63%         3.35%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)            0.18%        (0.12%)       (1.80%)(f)
Portfolio Turnover Rate                                                     60%           81%           99%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.13%
    and ratio of net investment loss to average net assets would have been (0.17%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

GOLD & PRECIOUS METALS FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                                          YEAR ENDED MARCH 31             MARCH 31            YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                  2003           2002           2001          2000(a)           1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period     $      2.29    $      1.43    $      1.60   $      1.83       $      1.90   $      3.21
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                     (0.02)         (0.01)         (0.01)        (0.01)            (0.03)         0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  0.13           0.87          (0.12)        (0.22)            (0.04)        (1.29)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.11           0.86          (0.13)        (0.23)            (0.07)        (1.28)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00           0.00           0.04          0.00              0.00          0.03
====================================================================================================================================
Net Asset Value -- End of Period           $      2.40    $      2.29    $      1.43   $      1.60       $      1.83   $      1.90
====================================================================================================================================

TOTAL RETURN                                      4.80%         60.14%         (8.38%)      (12.58%)(c)        (3.68%)      (39.98%)

RATIOS

Net Assets -- End of Period ($000 Omitted) $    98,388    $   104,831    $    64,429   $    81,470       $    99,753   $   107,249
Ratio of Expenses to Average Net Assets(d)        1.88%          2.10%          2.34%         2.08%(e)          2.20%         1.90%
Ratio of Net Investment Loss to Average
  Net Assets                                     (0.79%)        (0.80%)        (0.99%)       (0.76%)(e)        (1.60%)       (0.93%)
Portfolio Turnover Rate                             84%            46%            90%           37%(c)           141%          133%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2001 and October 31, 1999.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Annualized

FINANCIAL HIGHLIGHTS

GOLD & PRECIOUS METALS FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                            YEAR         YEAR
                                                           ENDED        ENDED
                                                        MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)      2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                 $    2.29    $    2.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.02)       (0.02)
Net Gains on Securities (Both Realized and Unrealized)      0.12         0.12
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            0.10         0.10
================================================================================
Net Asset Value -- End of Period                       $    2.39    $    2.39
================================================================================

TOTAL RETURN(c)                                             4.37%        4.37%

RATIOS
Net Assets -- End of Period ($000 Omitted)             $   1,514    $   2,315
Ratio of Expenses to Average Net Assets(d)(e)               2.09%        2.18%
Ratio of Net Investment Loss to Average Net Assets(e)      (1.09%)      (1.12%)
Portfolio Turnover Rate                                       84%          84%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class A were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class A, ratio of expenses to average net assets would have been 2.11% and ratio of net investment loss to average net assets would have been (1.11%).

GOLD & PRECIOUS METALS FUND -- CLASS C

------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             PERIOD
                                                                                              ENDED
                                                               YEAR ENDED MARCH 31         MARCH 31
------------------------------------------------------------------------------------------------------
                                                          2003          2002        2001       2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $    2.42     $    1.53   $    1.60  $    1.75
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                   (0.00)        (0.07)      (0.01)     (0.00)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                         0.10          0.96       (0.02)     (0.15)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          0.10          0.89       (0.03)     (0.15)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.00          0.00        0.04       0.00
======================================================================================================
Net Asset Value -- End of Period                     $    2.52     $    2.42   $    1.53  $    1.60
======================================================================================================

TOTAL RETURN(d)                                           4.13%        58.17%      (1.95%)    (8.57%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   2,459     $     515   $      57  $       1
Ratio of Expenses to Average Net Assets(f)                2.65%         3.33%       3.38%      3.54%(g)
Ratio of Net Investment Loss to Average Net Assets       (1.60%)       (1.67%)     (1.41%)    (0.82%)(g)
Portfolio Turnover Rate                                     84%           46%         90%        37%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31,
    2003 and the period ended March 31, 2000.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements
    (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to
    March 31, 2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             PERIOD
                                                                                              ENDED
                                                         YEAR ENDED MARCH 31               MARCH 31           YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003          2002             2001           2000(a)           1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   47.56   $     45.78      $     55.52    $     58.39       $     62.12   $     57.50
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                    (0.28)        (0.38)           (0.12)         (0.06)             0.14          0.13
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (8.75)         2.18            (0.51)          3.53              5.02         13.55
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (9.03)         1.80            (0.63)          3.47              5.16         13.68
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.00          0.02(c)          9.11           6.34              8.89          9.06
====================================================================================================================================
Net Asset Value -- End of Period            $   38.53   $     47.56      $     45.78    $     55.52       $     58.39   $     62.12
====================================================================================================================================

TOTAL RETURN                                   (18.99%)        3.95%           (4.12%)         6.30%(d)          8.44%        28.58%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 954,765   $ 1,475,313      $ 1,580,378    $ 1,622,624       $ 1,574,020   $ 1,328,196
Ratio of Expenses to Average Net Assets(e)       1.44%         1.31%            1.23%          1.18%(f)          1.22%         1.12%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                         (0.68%)       (0.75%)          (0.20%)        (0.22%)(f)         0.07%         0.25%
Portfolio Turnover Rate                           179%          160%             177%           107%(d)           127%           92%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000.
(c) Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                            YEAR         YEAR
                                                           ENDED        ENDED
                                                        MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)      2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                 $   47.56    $   47.56
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.22)       (0.44)
Net Losses on Securities (Both Realized and Unrealized)    (8.78)       (8.78)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (9.00)       (9.22)
================================================================================
Net Asset Value -- End of Period                       $   38.56    $   38.34
================================================================================

TOTAL RETURN(c)                                           (18.92%)     (19.39%)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $   3,731    $     621
Ratio of Expenses to Average Net Assets(d)(e)               1.41%        2.06%
Ratio of Net Investment Loss to Average Net Assets(e)      (0.69%)      (1.22%)
Portfolio Turnover Rate                                      179%         179%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.88% for Class A and 2.51% for Class B and ratio of net investment loss to average net assets would have been (1.16%) for Class A and (1.67%) for Class B.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS C
-----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      PERIOD
                                                                                                       ENDED
                                                                    YEAR ENDED MARCH 31             MARCH 31
-----------------------------------------------------------------------------------------------------------------
                                                             2003         2002            2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $    46.68   $    45.40      $    55.50    $    62.05
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (1.20)       (0.35)          (0.05)        (0.03)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                           (8.21)        1.65           (0.94)        (6.52)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (9.41)        1.30           (0.99)        (6.55)
=================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00         0.02(c)         9.11          0.00
=================================================================================================================
Net Asset Value -- End of Period                       $    37.27   $    46.68      $    45.40    $    55.50
=================================================================================================================

TOTAL RETURN(d)                                            (20.16%)       2.85%          (4.79%)      (10.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $    5,846   $   15,892      $   10,767    $      470
Ratio of Expenses to Average Net Assets(f)(g)                2.81%        2.26%           2.03%         1.65%(h)
Ratio of Net Investment Loss to Average Net Assets(g)       (2.04%)      (1.70%)         (1.08%)       (0.54%)(h)
Portfolio Turnover Rate                                       179%         160%            177%          107%(i)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) Distribution was a tax return of capital.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.27% and ratio of net investment loss to average net assets would have been (2.50%).
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS K
--------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       PERIOD
                                                                                        ENDED
                                                            YEAR ENDED MARCH 31      MARCH 31
--------------------------------------------------------------------------------------------
                                                             2003          2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $      46.98  $      45.43    $    55.84
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (0.23)        (0.48)        (0.22)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                           (8.94)         2.05        (10.19)
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (9.17)         1.57        (10.41)
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00          0.02(c)       0.00
==================================================================================================
Net Asset Value -- End of Period                     $      37.81  $      46.98    $    45.43
==================================================================================================

TOTAL RETURN                                               (19.50%)        3.42%       (18.64%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $      1,990     $   2,405    $        1
Ratio of Expenses to Average Net Assets(e)                   2.07%         1.71%         3.62%(f)
Ratio of Net Investment Loss to Average Net Assets          (1.29%)       (1.09%)       (2.75%)(f)
Portfolio Turnover Rate                                    179%          160%          177%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31,
    2002.
(c) Distribution was a tax return of capital.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements
    (which may include custodian fees).
(f) Annualized
(g) Portfolio turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

LEISURE FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                             YEAR ENDED MARCH 31            MARCH 31          YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                      2003          2002          2001          2000(a)          1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period           $   38.95     $   37.13     $   47.12     $   43.21        $   27.92     $   27.21
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                               (0.23)        (0.03)        (0.00)        (0.13)           (0.00)        (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (7.89)         2.21         (3.05)         7.27            17.20          3.69
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (8.12)         2.18         (3.05)         7.14            17.20          3.69
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00          0.36          6.94          3.23             1.91          2.98
====================================================================================================================================
Net Asset Value -- End of Period                 $   30.83     $   38.95     $   37.13     $   47.12        $   43.21     $   27.92
====================================================================================================================================

TOTAL RETURN                                        (20.87%)        6.01%        (5.50%)       17.34%(d)        65.13%        15.16%

RATIOS
Net Assets -- End of Period ($000 Omitted)       $ 536,108     $ 799,465     $ 607,428     $ 549,523        $ 443,348     $ 228,681
Ratio of Expenses to Average Net Assets(e)            1.50%         1.40%         1.36%         1.28%(f)         1.44%         1.41%
Ratio of Net Investment Loss to Average
  Net Assets                                        (0.69%)       (0.64%)       (0.51%)       (0.65%)(f)       (0.68%)       (0.09%)
Portfolio Turnover Rate                                20%           27%           28%           23%(d)           35%           31%

(a) From November 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2003 and the period ended March 31,
    2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the years ended
    October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A     CLASS B

                                                            YEAR        YEAR
                                                           ENDED       ENDED
                                                        MARCH 31    MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)     2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                $    38.96    $    38.96
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.17)        (0.38)
Net Losses on Securities (Both Realized
  and Unrealized)                                          (7.91)        (7.93)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (8.08)        (8.31)
================================================================================
Net Asset Value -- End of Period                      $    30.88    $    30.65
================================================================================

TOTAL RETURN(c)                                           (20.74%)      (21.33%)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   27,175    $    8,268
Ratio of Expenses to Average Net Assets(d)(e)               1.42%         2.14%
Ratio of Net Investment Loss to Average Net Assets(e)      (0.56%)       (1.29%)
Portfolio Turnover Rate                                       20%           20%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.23% and ratio of net investment loss to average net assets would have been (1.38%).

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                     PERIOD
                                                                                                      ENDED
                                                                  YEAR ENDED MARCH 31              MARCH 31
----------------------------------------------------------------------------------------------------------------
                                                           2003           2002           2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $    38.29     $    36.80     $    47.09    $    45.51
================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.18)         (0.17)         (0.13)        (0.02)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                         (8.11)          2.02          (3.22)         1.60
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (8.29)          1.85          (3.35)         1.58
================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.00           0.36           6.94          0.00
================================================================================================================
Net Asset Value -- End of Period                     $    30.00     $    38.29     $    36.80    $    47.09
================================================================================================================

TOTAL RETURN(c)                                          (21.65%)         5.10%         (6.18%)        3.47%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   17,768     $   16,307     $    5,388    $       84
Ratio of Expenses to Average Net Assets(e)                 2.44%          2.26%          2.08%         1.71%(f)
Ratio of Net Investment Loss to Average Net Assets        (1.62%)        (1.48%)        (1.08%)       (0.42%)(f)
Portfolio Turnover Rate                                      20%            27%            28%           23%(g)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR       PERIOD
                                                         ENDED        ENDED
                                                      MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                          2003         2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period               $   38.98    $   36.11
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.06)       (0.09)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        (8.18)        2.96
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (8.24)        2.87
================================================================================
Net Asset Value -- End of Period                     $   30.74    $   38.98
================================================================================

TOTAL RETURN                                            (21.14%)       7.95%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  67,465    $  62,226
Ratio of Expenses to Average Net Assets(d)(e)             1.87%        1.23%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (1.05%)      (0.48%)(f)
Portfolio Turnover Rate                                     20%          27%(g)

(a) From December 17, 2001, since inception of Class, to March 31, 2002.
(b) The per share information was computed based on average shares for the period ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.21% and ratio of net investment loss to average net assets would have been (1.39%).
(f) Annualized
(g) Portfolio turnover is calculated at the Fund level. Represents the year ended March 31, 2002.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD
                                                                                               ENDED
                                                                YEAR ENDED MARCH 31         MARCH 31            YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                            2003        2002       2001         2000(a)          1999         1998

PER SHARE DATA
Net Asset Value -- Beginning of Period                  $   7.89    $   7.12   $   6.63     $   6.90         $   9.15     $  10.99
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.28        0.24       0.26         0.27             0.33         0.38
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           (0.37)       0.78       0.48        (0.28)           (1.56)       (0.96)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (0.09)       1.02       0.74        (0.01)           (1.23)       (0.58)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.27        0.25       0.25         0.26             1.02         1.26
====================================================================================================================================
Net Asset Value -- End of Period                        $   7.53    $   7.89   $   7.12     $   6.63         $   6.90     $   9.15
====================================================================================================================================

TOTAL RETURN                                               (1.12%)     14.67%     11.05%       (0.03%)(b)      (13.29%)      (6.49%)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $ 20,313    $ 20,345   $ 28,546     $ 20,046         $ 17,406     $ 23,548
Ratio of Expenses to Average Net Assets(c)(d)               1.60%       1.61%      1.60%        1.34%(e)         1.34%        1.22%
Ratio of Net Investment Income to Average Net Assets(d)     3.92%       3.58%      3.52%        5.54%(e)         4.23%        3.53%
Portfolio Turnover Rate                                      248%        196%       338%(f)      272%(b)(f)       697%(f)      258%

(a) From August 1, 1999 to March 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001, the period ended March 31, 2000 and the years ended July 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.43%, 2.25%, 2.03%, 2.73% (annualized), 2.76% and 1.97%, respectively, and ratio of net investment income to average net assets would have been 3.09%, 2.94%, 3.09%, 4.15% (annualized), 2.81% and 2.78%, respectively.
(e) Annualized
(f) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A     CLASS B

                                                             YEAR        YEAR
                                                            ENDED       ENDED
                                                         MARCH 31    MARCH 31
--------------------------------------------------------------------------------
                                                             2003(a)     2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                  $    7.89   $    7.89
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.28        0.21
Net Losses on Securities (Both Realized
  and Unrealized)                                           (0.39)      (0.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (0.11)      (0.15)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.34        0.32
================================================================================
Net Asset Value -- End of Period                        $    7.44   $    7.42
================================================================================

TOTAL RETURN(b)                                             (1.45%)     (1.94%)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $   2,409   $     133
Ratio of Expenses to Average Net Assets(c)(d)                1.66%       2.36%
Ratio of Net Investment Income to Average Net Assets(d)      4.57%       3.49%
Portfolio Turnover Rate                                       248%        248%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 3.73% and ratio of net investment income to average net assets would have been 2.12%.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                               PERIOD
                                                                                                                ENDED
                                                                              YEAR ENDED MARCH 31            MARCH 31
----------------------------------------------------------------------------------------------------------------------------
                                                                          2003        2002       2001            2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                               $    7.95   $    7.10  $    6.62       $    6.58
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.14        0.14       0.20            0.08
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.28)       0.82       0.48            0.06
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.14)       0.96       0.68            0.14
============================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.08        0.11       0.20            0.10
============================================================================================================================
Net Asset Value -- End of Period                                     $    7.73   $    7.95  $    7.10       $    6.62
============================================================================================================================

TOTAL RETURN(b)                                                          (1.81%)     13.69%     10.20%           2.10%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                           $     838   $     484  $   1,336       $     143
Ratio of Expenses to Average Net Assets(d)(e)                             2.35%       2.37%      2.26%           1.77%(f)
Ratio of Net Investment Income to Average Net Assets(e)                   3.25%       2.72%      2.90%          19.13%(f)
Portfolio Turnover Rate                                                    248%        196%       338%(g)         272%(g)(h)


(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The applicable CDSC is not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.74%, 2.72%, 2.26% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.86%, 2.37%, 2.90% and 18.86% (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        PERIOD           PERIOD
                                                                                                         ENDED            ENDED
                                                                   YEAR ENDED MARCH 31                MARCH 31       OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                            2003          2002            2001            2000(a)          1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $   30.93   $     35.98     $    102.55     $     58.43        $   33.85
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                        (0.12)        (0.16)          (0.06)          (0.04)           (0.16)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                          (13.47)        (4.89)         (63.87)          48.07            24.74
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (13.59)        (5.05)         (63.93)          48.03            24.58
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.00          0.00            2.64            3.91             0.00
====================================================================================================================================
Net Asset Value -- End of Period                       $   17.34   $     30.93     $     35.98     $    102.55        $   58.43
====================================================================================================================================

TOTAL RETURN                                              (43.94%)      (14.04%)        (63.39%)         86.14%(d)        72.61%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 707,040   $ 1,360,738     $ 1,396,788     $ 4,453,520        $ 951,925
Ratio of Expenses to Average Net Assets(e)                  0.90%         0.74%           0.58%           0.56%(f)         0.74%(f)
Ratio of Net Investment Loss to Average Net Assets         (0.59%)       (0.46%)         (0.08%)         (0.15%)(f)       (0.36%)(f)
Portfolio Turnover Rate                                      107%           79%             85%             28%(d)          143%(g)

(a) From November 1, 1999 to March 31, 2000.
(b) From December 22, 1998, since inception of Class, to October 31, 1999.
(c) The per share information was computed based on average shares for the years ended March 31, 2003 and 2002 and the period ended
    October 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 1999.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           PERIOD
                                                                                            ENDED
                                                       YEAR ENDED MARCH 31               MARCH 31             YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                2003          2002           2001            2000(a)           1999           1998
PER SHARE DATA
Net Asset Value -- Beginning of Period     $   30.41   $     35.60    $    101.92     $     58.17       $     28.07    $     35.97
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                         (0.14)        (0.08)         (0.10)          (0.03)            (0.07)         (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (13.37)        (5.11)        (63.58)          47.69             30.17          (1.45)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (13.51)        (5.19)        (63.68)          47.66             30.10          (1.45)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.00          0.00           2.64            3.91              0.00           6.45
====================================================================================================================================
Net Asset Value -- End of Period           $   16.90   $     30.41    $     35.60     $    101.92       $     58.17    $     28.07
====================================================================================================================================

TOTAL RETURN                                  (44.43%)      (14.58%)       (63.54%)         85.87%(c)        107.23%         (2.47%)

RATIOS

Net Assets -- End of Period ($000 Omitted) $ 853,530   $ 1,865,251    $ 2,181,879     $ 5,034,087       $ 2,081,613    $ 1,008,771
Ratio of Expenses to Average Net Assets(d)      1.77%         1.37%          0.98%           0.88%(e)          1.20%          1.17%
Ratio of Net Investment Loss
  to Average Net Assets                        (1.46%)       (1.08%)        (0.47%)         (0.48%)(e)        (0.79%)        (0.49%)
Portfolio Turnover Rate                          107%           79%            85%             28%(c)           143%           178%

(a) From November 1, 1999 to March 31, 2000.
(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        CLASS A       CLASS B

                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       MARCH 31      MARCH 31
--------------------------------------------------------------------------------
                                                           2003(a)       2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                 $   30.41     $   30.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.20)        (0.27)
Net Losses on Securities
  (Both Realized and Unrealized)                         (13.23)       (13.30)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (13.43)       (13.57)
================================================================================
Net Asset Value -- End of Period                      $   16.98     $   16.84
================================================================================

TOTAL RETURN(c)                                          (44.16%)      (44.62%)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   4,460     $     532
Ratio of Expenses to Average Net Assets(d)(e)              1.47%         2.15%
Ratio of Net Investment Loss to Average Net Assets(e)     (1.12%)       (1.71%)
Portfolio Turnover Rate                                     107%          107%

(a) Class commenced operations on April 1, 2002.
(b) The per share information was computed based on average shares.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of each Class, less Expenses absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.51% for Class A and 2.74% for Class B and ratio of net investment loss to average net assets would have been (1.16%) for Class A and (2.30%) for Class B.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        PERIOD
                                                                                                         ENDED
                                                                     YEAR ENDED MARCH 31              MARCH 31
-------------------------------------------------------------------------------------------------------------------
                                                              2003          2002           2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $    29.73    $    35.22     $   101.85     $    95.51
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.62)        (0.22)         (0.18)         (0.15)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                           (12.72)        (5.27)        (63.81)          6.49
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (13.34)        (5.49)        (63.99)          6.34
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                              0.00          0.00           2.64           0.00
===================================================================================================================
Net Asset Value -- End of Period                        $    16.39    $    29.73     $    35.22     $   101.85
===================================================================================================================

TOTAL RETURN(c)                                             (44.87%)      (15.59%)       (63.89%)         6.63%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $    5,759    $   18,910     $   15,919     $    2,970
Ratio of Expenses to Average Net Assets(e)(f)                 2.69%         2.54%          1.86%          1.45%(g)
Ratio of Net Investment Loss to Average Net Assets(f)        (2.39%)       (2.26%)        (1.30%)        (1.03%)(g)
Portfolio Turnover Rate                                        107%           79%            85%            28%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.95%, and ratio of net investment loss to average net assets would have been (3.65%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS K
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            PERIOD
                                                                                             ENDED
                                                                YEAR ENDED MARCH 31       MARCH 31
-------------------------------------------------------------------------------------------------------
                                                                2003           2002           2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                    $    30.22     $    35.09     $    60.01
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                            (0.07)         (0.27)         (0.82)
Net Losses on Securities (Both Realized and Unrealized)       (13.37)         (4.60)        (24.10)
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              (13.44)         (4.87)        (24.92)
=======================================================================================================
Net Asset Value -- End of Period                          $    16.78     $    30.22     $    35.09
=======================================================================================================

TOTAL RETURN                                                  (44.47%)       (13.85%)       (41.54%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                $   22,156     $   27,147     $        1
Ratio of Expenses to Average Net Assets(d)(e)                   1.88%          1.28%          5.18%(f)
Ratio of Net Investment Loss to Average Net Assets(e)          (1.55%)        (1.15%)        (4.67%)(f)
Portfolio Turnover Rate                                          107%            79%            85%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March 31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003.
    If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.49%, and ratio of net investment loss to average net assets would have been (2.16%).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31, 2001.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           PERIOD
                                                                                            ENDED
                                                        YEAR ENDED MARCH 31              MARCH 31               YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                                   2003        2002          2001            2000(a)            1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   12.36   $   23.89   $     64.42     $     31.80        $     19.60     $   15.31
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   (0.04)      (0.11)        (0.16)          (0.10)             (0.00)         0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (4.36)     (11.42)       (38.91)          32.87              12.57          5.32
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (4.40)     (11.53)       (39.07)          32.77              12.57          5.33
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00        0.00          1.46            0.15               0.37          1.04
====================================================================================================================================
Net Asset Value -- End of Period              $    7.96   $   12.36   $     23.89     $     64.42        $     31.80     $   19.60
====================================================================================================================================

TOTAL RETURN                                     (35.60%)    (48.26%)      (61.42%)        103.25%(d)          65.52%        36.79%

RATIOS

Net Assets -- End of Period ($000 Omitted)    $ 274,947   $ 573,969   $ 1,486,660     $ 4,125,890        $ 1,029,256     $ 276,577
Ratio of Expenses to Average Net Assets(e)(f)      1.81%       1.70%         1.10%           0.99%(g)           1.24%         1.32%
Ratio of Net Investment Loss
  to Average Net Assets(f)                        (0.49%)     (0.57%)       (0.32%)         (0.32%)(g)         (0.49%)       (0.16%)
Portfolio Turnover Rate                             137%         91%           61%             24%(d)             62%           55%

(a) From August 1, 1999 to March 31, 2000.
(b) The per share information was computed based on average shares for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.76% and ratio of net investment loss to average net assets would have been (1.44%).
(g) Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND-- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          CLASS A     CLASS B

                                                             YEAR        YEAR
                                                            ENDED       ENDED
                                                         MARCH 31    MARCH 31
--------------------------------------------------------------------------------
                                                             2003(a)     2003(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                    $ 12.36     $ 12.36
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                         (0.08)      (0.03)
Net Losses on Securities (Both Realized and Unrealized)     (4.36)      (4.44)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            (4.44)      (4.47)
================================================================================
Net Asset Value -- End of Period                          $  7.92     $  7.89
================================================================================

TOTAL RETURN(b)                                            (35.92%)    (36.17%)

RATIOS
Net Assets -- End of Period ($000 Omitted)                $   326     $    16
Ratio of Expenses to Average Net Assets(c)(d)                1.66%       2.57%
Ratio of Net Investment Loss to Average Net Assets(d)       (0.65%)     (1.44%)
Portfolio Turnover Rate                                       137%        137%

(a) Class commenced operations on April 1, 2002.
(b) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of Class B were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 12.15% and ratio of net investment loss to average net assets would have been (11.02%).

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                        PERIOD
                                                                                                         ENDED
                                                                     YEAR ENDED MARCH 31              MARCH 31
-------------------------------------------------------------------------------------------------------------------
                                                              2003          2002           2001           2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $    12.10    $    23.70     $    64.37     $    59.28
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.34)        (0.04)         (0.13)         (0.06)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                            (4.04)       (11.56)        (39.08)          5.15
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (4.38)       (11.60)        (39.21)          5.09
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                              0.00          0.00           1.46           0.00
===================================================================================================================
Net Asset Value -- End of Period                        $     7.72    $    12.10     $    23.70     $    64.37
===================================================================================================================

TOTAL RETURN(c)                                             (36.20%)      (48.95%)       (61.69%)         8.59%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $    2,188    $   10,392     $   11,980     $    2,530
Ratio of Expenses to Average Net Assets(e)(f)                 2.63%         2.60%          1.99%          1.49%(g)
Ratio of Net Investment Loss to Average Net Assets(f)        (1.18%)       (1.52%)        (1.18%)        (0.86%)(g)
Portfolio Turnover Rate                                        137%           91%            61%            24%(h)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) The applicable CDSC is not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses the Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.76% and ratio of net investment loss to average net assets would have been (4.31%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the period from August 1, 1999 to March 31,
    2000.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- CLASS K
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 PERIOD
                                                                                  ENDED
                                                         YEAR ENDED MARCH 31   MARCH 31
--------------------------------------------------------------------------------------------
                                                           2003        2002        2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $ 12.30     $ 23.80     $ 36.43
============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                                    (0.02)      (0.15)      (0.19)
Net Losses on Securities (Both Realized
  and Unrealized)                                         (4.38)     (11.35)     (12.44)
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          (4.40)     (11.50)     (12.63)
============================================================================================
Net Asset Value -- End of Period                        $  7.90     $ 12.30     $ 23.80
============================================================================================

TOTAL RETURN                                             (35.77%)    (48.32%)    (34.67%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $   666     $   864     $     1
Ratio of Expenses to Average Net Assets(d)(e)              2.06%       2.21%       2.30%(f)
Ratio of Net Investment Loss to Average Net Assets(e)     (0.77%)     (1.32%)     (1.52%)(f)
Portfolio Turnover Rate                                     137%         91%         61%(g)

(a) From December 1, 2000, since inception of Class, to March 31, 2001.
(b) The per share information was computed based on average shares for the year ended March
    31, 2002.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment
    Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March
    31, 2003 and 2002 and the period ended March 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.30%,
    2.42% and 3.38% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.01%), (1.53%) and (2.60%) (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended March 31,
    2001.

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               PERIOD
                                                                                                ENDED
                                                             YEAR ENDED MARCH 31             MARCH 31        YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                      2003           2002          2001          2000(a)         1999         1998
PER SHARE DATA
Net Asset Value -- Beginning of Period            $  10.66      $   16.20     $   20.42     $   17.68       $   14.73    $   12.42
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.23           0.15          0.13          0.04            0.17         0.30
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (2.46)         (5.54)        (3.22)         3.95            3.20         2.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.23)         (5.39)        (3.09)         3.99            3.37         2.86
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.24(b)        0.15          1.13          1.25            0.42         0.55
====================================================================================================================================
Net Asset Value -- End of Period                  $   8.19      $   10.66     $   16.20     $   20.42       $   17.68    $   14.73
====================================================================================================================================

TOTAL RETURN                                        (20.99%)       (33.34%)      (15.18%)       23.99%(c)       23.22%       23.44%

RATIOS
Net Assets -- End of Period ($000 Omitted)        $ 72,749      $ 124,578     $ 232,877     $ 260,554       $ 223,334    $ 177,309
Ratio of Expenses to Average Net Assets(d)(e)         1.30%          1.30%         1.30%         1.24%(f)        1.26%        1.29%
Ratio of Net Investment Income
  to Average Net Assets(e)                            2.63%          1.09%         0.74%         0.50%(f)        1.02%        1.82%
Portfolio Turnover Rate                                 64%            56%           49%           18%(c)          32%          47%

(a) From November 1, 1999 to March 31, 2000.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001, the period ended March 31, 2000 and the years ended October 31, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.90%, 1.57%, 1.40%, 1.33% (annualized), 1.43% and 1.36%, respectively, and ratio of net investment income to average net assets would have been 2.03%, 0.82%, 0.64%, 0.41% (annualized), 0.85% and 1.75%, respectively.
(f) Annualized

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         CLASS A      CLASS B

                                                            YEAR         YEAR
                                                           ENDED        ENDED
                                                        MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                            2003(a)      2003(a)


PER SHARE DATA
Net Asset Value -- Beginning of Period                   $ 10.66      $ 10.66
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.16         0.13
Net Losses on Securities (Both Realized
  and Unrealized)                                          (2.40)       (2.43)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (2.24)       (2.30)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.29(b)      0.21(b)
================================================================================
Net Asset Value -- End of Period                         $  8.13      $  8.15
================================================================================

TOTAL RETURN(c)                                           (21.05%)     (21.67%)

RATIOS
Net Assets -- End of Period ($000 Omitted)               $   450      $   193
Ratio of Expenses to Average Net Assets(d)(e)               1.41%        2.14%
Ratio of Net Investment Income to Average Net Assets(e)     2.79%        1.84%
Portfolio Turnover Rate                                       64%          64%

(a) Class commenced operations on April 1, 2002.
(b) Dividends and Distributions included a tax return of capital which aggregated less than $0.01 on a per share basis.
(c) The applicable sales charges for Class A or CDSC for Class B is not included in the Total Return calculation.
(d) Ratio is based on Total Expenses of the Class, less Expensed Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of each Class were voluntarily absorbed by IFG for the year ended March 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.74% for Class A and 2.69% for Class B and ratio of net investment income to average net assets would have been 2.46% for Class A and 1.29% for Class B.

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- CLASS C
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            PERIOD
                                                                                                             ENDED
                                                                           YEAR ENDED MARCH 31            MARCH 31
-----------------------------------------------------------------------------------------------------------------------
                                                                      2003        2002          2001          2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                           $   10.63   $   16.08     $   20.40     $   19.91
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                       0.15        0.03         (0.00)        (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                     (2.47)      (5.48)        (3.22)         0.52
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (2.32)      (5.45)        (3.22)         0.51
=======================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                      0.09        0.00          1.10          0.02
=======================================================================================================================
Net Asset Value -- End of Period                                 $    8.22   $   10.63     $   16.08     $   20.40
=======================================================================================================================

TOTAL RETURN(d)                                                     (21.85%)    (33.87%)      (15.83%)        2.58%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $     667   $   1,799     $   3,579     $     248
Ratio of Expenses to Average Net Assets(f)(g)                         2.05%       2.04%         2.07%         1.83%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets(g)        1.75%       0.32%        (0.02%)       (0.32%)(h)
Portfolio Turnover Rate                                                 64%         56%           49%           18%(i)

(a) From February 15, 2000, since inception of Class, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended March 31, 2001.
(d) The applicable CDSC is not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended March 31, 2003, 2002 and 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.70%, 2.45%, 2.11% and 1.83% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.10%, (0.09%), (0.06%) and (0.32%) (annualized), respectively.
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 1999 to March 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       47
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado                                Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     47
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schoumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     47              Director of The
34 Seawatch Drive                                    Emeritus and Chairman and                        Sheffield Funds, Inc.
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 72                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      47
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 72                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       47
                                                     Green, Manning & Bunch,
3600 Republic Plaza       (since 2000)               Ltd., Denver, Colorado
370 Seventeenth Street                               (1988-present); Director and
Denver, Colorado                                     Vice President of Western
                                                     Golf Association and Evans
Age: 60                                              Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              47              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California CoastalProperties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       47
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       47             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 60                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    47
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 51                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     47              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 51                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         39              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

ASEC   900466    4/03

PART C            OTHER INFORMATION


Item 15.          Indemnification

         The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

         A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

         Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

         Section 7 of the Master Intergroup Sub-Advisory Contract For Mutual Funds between AIM and INVESCO Institutional (N.A.), Inc. and Section 7 of the Master Intergroup Sub-Advisory Contract For Mutual Funds between AIM and INVESCO Global Asset Management (N.A.), Inc. (collectively, the "Sub-Advisory Contracts") provide that the Sub-advisors shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory contracts relate except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisors in the performance by the Sub-advisors of their duties or from reckless disregard by the Sub-advisors of their obligations and duties under the Sub-Advisory Contracts.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.          Exhibits

1   (a)  -     (1) Amended and Restated Agreement and Declaration of Trust of
               Registrant, dated May 15, 2002 was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002 and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated May 15, 2002, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002 was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated May 14, 2003, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002 was filed electronically as an exhibit to Post-Effective Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

2        -     Amended and Restated Bylaws of Registrant, adopted effective May
               15, 2002 was filed electronically as an exhibit to Post-Effective
               Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

3        -     Voting Trust Agreements - None

4        -     Form of Agreement and Plan of Reorganization between the
               Registrant on behalf of AIM Real Estate Fund, INVESCO Sector
               Funds, Inc. on behalf of INVESCO Real Estate Opportunity Fund,
               A I M Advisors, Inc. and INVESCO Funds Group, Inc. is attached as
               Appendix I to the combined Proxy Statement and Prospectus contained in this Registration Statement.

5        -     Articles II, VI, VII, VIII and IX of the Amended and Restated
               Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, attached as Exhibit
               1 and 2, respectively, to this Registration Statement, define the rights of holders of shares.

6   (a)  -     (1) Master Investment Advisory Agreement, dated September 11,
               2000, between Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated September 10, 2001, to the Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated July 1, 2002, to the Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

    (b)  -     (1) Master Intergroup Sub-Advisory Contract for Mutual Funds,
               dated September 11, 2000, between A I M Advisors, Inc. and
               INVESCO Institutional (N.A.), Inc. (formerly INVESCO, Inc.) on behalf of AIM Real Estate Fund was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28,
               2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated July 1 2001, to the Master Intergroup Sub-Advisory Contract for Mutual Funds, dated September 11, 2000, between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc. (formerly INVESCO, Inc.) on behalf of AIM Real Estate Fund was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

    (c)  -     (1) Master Intergroup Sub-Advisory Contract for Mutual Funds,
               dated September 11, 2000, between A I M Advisors, Inc. and
               INVESCO Global Asset Management (N.A.), Inc. on behalf of AIM
               International Value Fund was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated September 10, 2001, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated September 11, 2000, between A I M Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc. on behalf of AIM International Value Fund was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated July 1, 2002, to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated September 11, 2000, between A I M Advisors, Inc. and INVESCO Global Asset Management (N.A.), Inc. on behalf of AIM International Value Fund was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

7   (a)  -     (1) Master Distribution Agreement, dated September 11, 2000, between Registrant and A I M Distributors, Inc. (relating to
               Class A and Class C shares) was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28,
               2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated September 10, 2001, to the Master Distribution Agreement between Registrant and A I M Distributors, Inc. (relating to Class A and Class C shares) was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated June 3, 2002, to the Master Distribution Agreement between Registrant and A I M Distributors, Inc. (relating to Class A and Class C shares) was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

         - (4) Amendment No. 3, dated July 1, 2002, to the Master Distribution Agreement between Registrant and A I M Distributors, Inc. (relating to Class A and Class C shares) was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

         - (5) Form of Amendment No. 4, dated __________, 2003, to the Master Distribution Agreement between Registrant and A I M Distributors, Inc. (relating to Class A, Class C and Class R shares) was filed electronically as an exhibit to Post-Effective Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

    (b)  -     (1) First Amended and Restated Master Distribution Agreement,
               dated December 31, 2000, between Registrant and A I M
               Distributors, Inc. (relating to Class B shares) was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated September 10, 2001, to the First Amended and Restated Master Distribution Agreement between Registrant and A I M Distributors, Inc. (relating to Class B shares) was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated July 1, 2002, to the First Amended and Restated Master Distribution Agreement between Registrant and
               A I M Distributors, Inc. (relating to Class B shares) was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

    (c)  -     Form of Selected Dealer Agreement between A I M Distributors,
               Inc. and selected dealers was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

    (d)  -     Form of Bank Selling Group Agreement between A I M Distributors,
               Inc. and banks was filed electronically as an exhibit to Post-Effective Amendment No. 35, filed on February 16, 1999, and is hereby incorporated by reference.

8   (a)  -     AIM Funds Retirement Plan for Eligible Directors/Trustees, as
               restated October 1, 2001 was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

    (b)  -     Form of AIM Funds Director Deferred Compensation Agreement, as
               amended March 7, 2000, September 28, 2001 and September 26, 2002 was filed electronically as an exhibit to Post-Effective
               Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

9   (a)  -     (1) Master Custodian Contract, dated May 1, 2000, between
               Registrant and State Street Bank and Trust Company was filed electronically as an exhibit to Post-Effective Amendment No. 38, filed on July 12, 2000, and is hereby incorporated by reference.

         - (2) Amendment, dated May 1, 2000, to the Master Custodian Contract was filed electronically as an exhibit to Post-Effective Amendment No. 38, filed on July 12, 2000, and is hereby incorporated by reference.

         - (3) Amendment, dated June 29, 2001, to the Master Custodian Contract was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (4) Amendment, dated April 2, 2002, to the Master Custodian Contract was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

    (b)  -     (1) Subcustodian Agreement, dated September 9, 1994, among the
               Registrant, Texas Commerce Bank National Association, State
               Street Bank and Trust Company and A I M Fund Services, Inc. was filed electronically as an exhibit to Post-Effective Amendment
               No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No.1, dated October 2, 1998, to the Subcustodian Agreement was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

    (c)  -     Subcustodian Agreement, dated January 20, 1993, between State
               Street Bank and Trust Company and The Bank of New York was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

    (d)  -     Foreign Assets Delegation Agreement, dated May 31, 2002, between
               Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November
               28, 2001, and is hereby incorporated by reference.

10  (a)  -     Form of Second Amended and Restated Master Distribution Plan,
               dated ___________, 2003, of the Registrant (on behalf of its Class A shares, Class C shares, Class R shares and Investor Class shares) was filed electronically as an exhibit to Post-Effective
               Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

    (b)  -     (1) First Amended and Restated Master Distribution Plan, dated
               December 31, 2000, of the Registrant (on behalf of its Class B shares) was filed electronically as an exhibit to Post-Effective
               Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated September 10, 2001, to the First Amended and Restated Master Distribution Plan, dated December 31, 2000, of the Registrant (on behalf of its Class B shares) was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated July 1, 2002, to the First Amended and Restated Master Distribution Plan, dated December 31, 2000, of the Registrant (on behalf of its Class B shares) was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

    (c)  -     Form of Shareholder Service Agreement for Sale of Shares of the
               AIM Mutual Funds to be used in connection with Registrant's
               Master Distribution Plan was filed electronically as an exhibit to Post-Effective Amendment No. 35, filed on February 16, 1999, and is hereby incorporated by reference.

    (d)  -     Form of Bank Shareholder Service Agreement to be used in
               connection with Registrant's Master Distribution Plan was filed electronically as an exhibit to Post-Effective Amendment No. 35, filed on February 16, 1999, and is hereby incorporated by reference.

    (e)  -     Form of Variable Group Annuity Contractholder Service Agreement
               to be used in connection with Registrant's Master Distribution
               Plan was filed electronically as an exhibit to Post-Effective
               Amendment No. 35, filed on February 16, 1999, and is hereby incorporated by reference.

    (f)  -     Form of Agency Pricing Agreement to be used in connection with
               Registrant's Master Distribution Plan was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November
               20, 2002, and is hereby incorporated by reference.

    (g)  -     Form of Shareholder Service Agreement of Bank Trust Departments
               and for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan was filed electronically as an exhibit to Post-Effective Amendment No. 35, filed on February 16, 1999, and is hereby incorporated by reference.

    (h)  -     Form of Shareholder Service Agreement for Shares of the AIM
               Mutual Funds to be used in connection with Registrant's Master
               Distribution Plan was filed electronically as an exhibit to Post-Effective Amendment No. 38, filed on July 12, 2000, and is hereby incorporated by reference.

    (i)  -     Third Amended and Restated Multiple Class Plan  of The AIM Family
               of Funds--Registered Trademark-- effective December 12, 2001 as amended and restated March 4, 2002 and further amended and restated October 31, 2002 and as further amended and restated
               July 21, 2003 was filed electronically as an exhibit to Post-Effective Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

11       -     Opinion of Counsel and Consent of Ballard Spahr Andrews &
               Ingersoll, LLP as to the legality of the securities being registered, is filed herewith electronically.

12       -     Opinion of Ballard Spahr Andrews & Ingersoll, LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-effective Amendment to this Registration
               Statement.

13  (a)  -     (1) Transfer Agency and Service Agreement, dated September 11,
               2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated March 4, 2002, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated May 14, 2003, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

         - (4) Amendment No. 3, dated June 11, 2003, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 43, filed on July 7, 2003, and is hereby incorporated by reference.

    (b)  -     Shareholder Sub-Accounting Services Agreement, dated October 1,
               1993, between the Registrant and First Data Investor Services
               Group, Inc., Financial Data Services, Inc. and Merrill, Lynch,
               Pierce, Fenner & Smith Incorporated was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November
               28, 2001, and is hereby incorporated by reference.

    (c)  -     (1) Master Administrative Services Agreement, dated  September
               11, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28, 2001, and is hereby incorporated by reference.

         - (2) Amendment No. 1, dated September 10, 2001, to the Master Administrative Services Agreement between Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 41, filed on May 22, 2002, and is hereby incorporated by reference.

         - (3) Amendment No. 2, dated July 1, 2002, to the Master Administrative Services Agreement between Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 42, filed on November 20, 2002, and is hereby incorporated by reference.

    (d)  -     Memorandum of Agreement, dated September 11, 2000, between
               Registrant (on behalf of all Funds) and A I M Advisors, Inc., regarding securities lending was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November 28,
               2001, and is hereby incorporated by reference.

    (e)  -     Interfund Loan Agreement, dated September 18, 2001, between
               Registrant and A I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 40, filed on November
               28, 2001, and is hereby incorporated by reference.

14       -     (a) Consent of Ernst & Young, LLP, is filed herewith
               electronically.

         - (b) Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

15       -     Omitted Financial Statements - None.

16       -     Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement - None.

17       -     Form of Proxy related to the Special Meeting of Shareholders of
               INVESCO Real Estate Opportunity Fund, is filed herewith electronically.

Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 13th day of August, 2003.


                                Registrant:  AIM ADVISOR FUNDS


                                        By:  /s/ ROBERT H. GRAHAM
                                             ---------------------------
                                             Robert H. Graham, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                              TITLE                          DATE
       -----------------------          -----------------------------         ---------------
        /s/  ROBERT H. GRAHAM           Chairman, Trustee & President         August 13, 2003
       -----------------------          (Principal Executive Officer)
         (Robert H. Graham)


         /s/ FRANK S. BAYLEY                       Trustee                    August 13, 2003
       -----------------------
          (Frank S. Bayley)


        /s/ BRUCE L. CROCKETT                      Trustee                    August 13, 2003
       -----------------------
         (Bruce L. Crockett)


        /s/ ALBERT R. DOWDEN                       Trustee                    August 13, 2003
       -----------------------
         (Albert R. Dowden)


       /s/ EDWARD K. DUNN, JR.                     Trustee                    August 13, 2003
       -----------------------
        (Edward K. Dunn, Jr.)


         /s/ JACK M. FIELDS                        Trustee                    August 13, 2003
       -----------------------
          (Jack M. Fields)


        /s/ CARL FRISCHLING                        Trustee                    August 13, 2003
      -----------------------
         (Carl Frischling)


       /s/ PREMA MATHAI-DAVIS                      Trustee                    August 13, 2003
       -----------------------
        (Prema Mathai-Davis)


        /s/ LEWIS F. PENNOCK                       Trustee                    August 13, 2003
       -----------------------
         (Lewis F. Pennock)


         /s/ RUTH H. QUIGLEY                       Trustee                    August 13, 2003
       -----------------------
          (Ruth H. Quigley)


         /s/ LOUIS S. SKLAR                        Trustee                    August 13, 2003
       -----------------------
          (Louis S. Sklar)


       /s/ Mark H. Williamson                     Trustee &                   August 13, 2003
       -----------------------             Executive Vice President
        (Mark H. Williamson)


         /s/ DANA R. SUTTON               Vice President & Treasurer          August 13, 2003
       -----------------------             (Principal Financial and
          (Dana R. Sutton)                    Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

11       Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
         LLP as to the legality of the securities being registered

14(a)    Consent of Ernst & Young, LLP

14(b)    Consent of PricewaterhouseCoopers LLP

17       Form of Proxy related to the Special Meeting of Shareholders of INVESCO
         Real Estate Opportunity Fund